UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

☐	PIMCO Dividend and Income Fund
☐	PIMCO REALPATH® Blend Income Fund
☐	PIMCO REALPATH® Blend 2025 Fund
☐	PIMCO REALPATH® Blend 2030 Fund
☐	PIMCO REALPATH® Blend 2035 Fund
☐	PIMCO REALPATH® Blend 2040 Fund
☐	PIMCO REALPATH® Blend 2045 Fund
☐	PIMCO REALPATH® Blend 2050 Fund
☐	PIMCO REALPATH® Blend 2055 Fund
☐	PIMCO REALPATH® Blend 2060 Fund
☐	PIMCO REALPATH® Blend 2065 Fund
☐	PIMCO RAE US Fund
☐	PIMCO RAE US Small Fund
☐	PIMCO RAE Emerging Markets Fund
☐	PIMCO RAE International Fund
☐	PIMCO RAE Global ex-US Fund
☐	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
☐	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
☐	PIMCO RAFI Dynamic Multi-Factor International Equity ETF
☐	PIMCO RAFI ESG U.S. ETF

(b)	Not applicable to the Registrant.

PIMCO EQUITY SERIES®

Annual Report

June 30, 2023

PIMCO Dividend and Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended June 30, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

Amid elevated inflation in many countries during the reporting period, the global economy faced challenges from higher interest rates, tighter credit conditions stemming from the turmoil in the banking sector (especially in the United States (“U.S.”)), and geopolitical concerns. While the U.S. economy showed signs of resilience, some European economies experienced slower growth over the reporting period.

Continued central bank efforts to combat inflation

While inflation remained elevated over the reporting period, many central banks raised interest rates to rein in rising prices. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate at 10 consecutive meetings, beginning in March 2022 through May 2023. In June 2023, the Fed then paused from raising rates in order to “assess additional information and its implications for monetary policy.” Meanwhile, the Bank of England and European Central Bank raised interest rates for the 13th and eighth consecutive time, respectively, as of June 2023. In contrast, the Bank of Japan maintained its accommodative monetary policy stance.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury rose over the reporting period, as did 10-year bond yields in most other developed market countries. The overall global credit bond market delivered positive total returns. Higher-rated global bonds underperformed lower-rated bonds. Global equities rallied, while commodity prices were volatile and produced mixed returns. The U.S. dollar weakened against the euro and the British pound, but appreciated against the Japanese yen.

Amid evolving conditions, we will continue to work diligently to navigate global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals, and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Total Returns of Certain Asset Classes for the Period Ended June 30, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	19.59%

Global equities (MSCI World Index, USD)	18.51%

European equities (MSCI Europe Index, EUR)	16.72%

Emerging market equities (MSCI Emerging Markets Index, EUR)	1.75%

Japanese equities (Nikkei 225 Index, JPY)	28.61%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	11.38%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.85%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	9.48%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	1.36%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	0.07%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EQUITY SERIES

Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in

ANNUAL REPORT	JUNE 30, 2023	3

Important Information About the PIMCO Dividend and Income Fund (Cont.)

Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial

4	PIMCO EQUITY SERIES

conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders

ANNUAL REPORT	JUNE 30, 2023	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase

6	PIMCO EQUITY SERIES

agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The

ANNUAL REPORT	JUNE 30, 2023	7

Important Information About the PIMCO Dividend and Income Fund (Cont.)

rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

8	PIMCO EQUITY SERIES

PIMCO Dividend and Income Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	10 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	8.81%	4.34%	4.85%	6.10%
PIMCO Dividend and Income Fund I-2	8.77%	4.24%	4.74%	6.01%
PIMCO Dividend and Income Fund Class A	8.47%	3.96%	4.47%	5.73%
PIMCO Dividend and Income Fund Class A (adjusted)	2.49%	2.79%	3.87%	5.22%
PIMCO Dividend and Income Fund Class C	7.63%	3.20%	3.69%	4.94%
PIMCO Dividend and Income Fund Class C (adjusted)	6.63%	3.20%	3.69%	4.94%
MSCI ACWI High Dividend Yield Net USD±ª	7.23%	5.87%	6.20%	7.36%
50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index±±	3.24%	3.57%	4.04%	4.46%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2011.

ª Effective November 1, 2021, the Fund’s primary benchmark is the MSCI ACWI High Dividend Yield Index. The Fund believes that the new primary benchmark better aligns with the Fund’s investment strategy. Prior to November 1, 2021, the Fund’s primary benchmark was the MSCI World Index.

± MSCI ACWI High Dividend Yield Net USD includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November.

ANNUAL REPORT	JUNE 30, 2023	9

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

±± The MSCI ACWI High Dividend Yield Index includes large and mid cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November. The Bloomberg US Aggregate Index represents securities that are registered with the Securities and Exchange Commission, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87- PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.70% for Institutional Class shares, 0.80% for I-2 shares, 1.05% for Class A shares and 1.80% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO EQUITY SERIES

PIMCO Dividend and Income Fund (Cont.)

Geographic Breakdown as of June 30, 2023†§

United States	72.2%
Short-Term Instruments‡	8.9%
United Kingdom	4.5%
Japan	4.4%
Switzerland	3.1%
France	1.9%
Other	5.0%

Sector Breakdown as of June 30, 2023†§

U.S. Government Agencies	19.3%
Short-Term Instruments‡	8.9%
Health Care	7.3%
Non-Agency Mortgage-Backed Securities	7.3%
Financials	6.9%
Asset-Backed Securities	6.2%
Industrials	5.7%
Consumer Staples	5.5%
Information Technology	5.1%
U.S. Treasury Inflation Protected Securities	5.0%
Real Estate	4.3%
Materials	3.9%
U.S. Treasury Notes	2.6%
Consumer Discretionary	2.5%
Energy	2.4%
Banking & Finance	2.1%
Utilities	1.5%
Communication Services	1.1%
Loan Participations and Assignments	1.0%
Other	1.4%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

ANNUAL REPORT	JUNE 30, 2023	11

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 35-65% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) selected in accordance with PIMCO’s systematic equity income strategy. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital, certain real estate investment trusts (“REITs”) and business development companies (“BDCs”)) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The securities for the Equity Sleeve are selected by PIMCO from a broad universe of global equities. The Fund will also typically invest 35-65% of its assets in “Fixed Income Instruments” of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Equity Portfolio:

»	Security selection within the financials sector contributed to relative returns, as the Fund’s holdings within the financials sector outperformed the benchmark’s holdings within the financials sector.

»

Overweight exposure to and security selection within the energy sector contributed to relative returns, as the sector outperformed the benchmark and the Fund’s holdings within the energy sector outperformed the benchmark’s holdings within the energy sector.

»

Overweight exposure to and security selection within the information technology sector contributed to relative returns, as the sector outperformed the benchmark and the Fund’s holdings within the information technology sector outperformed the benchmark’s holdings within the information technology sector.

»

Security selection within the health care sector detracted from relative returns, as the Fund’s holdings within the health care sector underperformed the benchmark’s holdings within the health care sector.

»

Security selection within the industrials sector detracted from relative returns, as the Fund’s holdings within the industrials sector underperformed the benchmark’s holdings within the industrials sector.

»	There were no other material detractors for this Fund.

Tactical Portfolio:

»	Exposure to the real estate sector detracted from returns, as the sector delivered negative returns.

»	There were no material contributors for this Fund.

12	PIMCO EQUITY SERIES

PIMCO Dividend and Income Fund (Cont.)

Fixed Income Portfolio:

»	Holdings of high yield corporate credit contributed to performance, as United States (“U.S.”) corporate high yield spreads tightened.

»	Holdings of investment grade corporate credit contributed to performance, as U.S. corporate investment grade spreads tightened.

»	Exposure to a basket of emerging market currencies, including the Mexican peso and Brazilian real, contributed to performance as these currencies appreciated versus the U.S. dollar.

»	Exposure to U.S. duration detracted from performance, as interest rates rose across all tenors of the U.S. sovereign curve.

»	Holdings of agency mortgage-backed securities (“MBS”) detracted from performance, as the sector posted negative total returns.

»	Select holdings of non-agency MBS detracted from performance, as select securities posted negative total returns.

ANNUAL REPORT	JUNE 30, 2023	13

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2023 to June 30, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,046.50	$4.01	$1,000.00	$1,020.88	$3.96	0.79%
I-2	1,000.00	1,046.00	4.51	1,000.00	1,020.38	4.46	0.89
Class A	1,000.00	1,044.10	5.78	1,000.00	1,019.14	5.71	1.14
Class C	1,000.00	1,040.50	9.56	1,000.00	1,015.42	9.44	1.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2023	15

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

06/30/2023	$11.35	$0.46	$0.51	$0.97	$(0.75)	$0.00	$(0.75)

06/30/2022	12.72	0.47	(1.42)	(0.95)	(0.42)	0.00	(0.42)

06/30/2021	9.71	0.44	3.03	3.47	(0.46)	0.00	(0.46)

06/30/2020	11.27	0.33	(1.57)	(1.24)	(0.32)	0.00	(0.32)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	(0.48)

I-2

06/30/2023	11.37	0.45	0.50	0.95	(0.73)	0.00	(0.73)

06/30/2022	12.74	0.48	(1.44)	(0.96)	(0.41)	0.00	(0.41)

06/30/2021	9.72	0.41	3.06	3.47	(0.45)	0.00	(0.45)

06/30/2020	11.29	0.32	(1.58)	(1.26)	(0.31)	0.00	(0.31)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	(0.46)

Class A

06/30/2023	11.33	0.42	0.50	0.92	(0.71)	0.00	(0.71)

06/30/2022	12.71	0.43	(1.42)	(0.99)	(0.39)	0.00	(0.39)

06/30/2021	9.70	0.39	3.04	3.43	(0.42)	0.00	(0.42)

06/30/2020	11.27	0.29	(1.57)	(1.28)	(0.29)	0.00	(0.29)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	(0.42)

Class C

06/30/2023	11.32	0.33	0.51	0.84	(0.63)	0.00	(0.63)

06/30/2022	12.72	0.34	(1.43)	(1.09)	(0.31)	0.00	(0.31)

06/30/2021	9.70	0.27	3.07	3.34	(0.32)	0.00	(0.32)

06/30/2020	11.29	0.21	(1.57)	(1.36)	(0.23)	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective November 1, 2021, the Fund’s Investment advisory fee was decreased by 0.01% to an annual rate of 0.44%.
(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.25%.
(g)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.04% to an annual rate of 0.45%.
(h)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(d)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.57	8.81%	$18,032	0.75%		0.76%		0.69%		0.70%		4.05%	344%

11.35	(7.76)	12,660	0.71	(e)(f)	0.72	(e)(f)	0.71	(e)(f)	0.72	(e)(f)	3.80	254

12.72	36.27	32,512	0.79	(g)	0.80	(g)	0.77	(g)	0.78	(g)	3.79	218

9.71	(11.38)	16,438	0.83		0.84		0.80		0.81		3.05	158

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48	108

11.59	8.68	15,876	0.85		0.86		0.79		0.80		3.88	344

11.37	(7.78)	17,950	0.81	(e)(h)	0.82	(e)(h)	0.81	(e)(h)	0.82	(e)(h)	3.83	254

12.74	36.19	19,919	0.89	(g)	0.90	(g)	0.87	(g)	0.88	(g)	3.64	218

9.72	(11.52)	19,236	0.93		0.94		0.90		0.91		2.95	158

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40	108

11.54	8.37	122,269	1.10		1.11		1.04		1.05		3.65	344

11.33	(8.08)	120,215	1.06	(e)(h)	1.07	(e)(h)	1.06	(e)(h)	1.07	(e)(h)	3.47	254

12.71	35.89	136,346	1.14	(g)	1.15	(g)	1.12	(g)	1.13	(g)	3.41	218

9.70	(11.72)	96,148	1.18		1.19		1.15		1.16		2.70	158

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13	108

11.53	7.63	13,403	1.85		1.86		1.79		1.80		2.88	344

11.32	(8.76)	15,021	1.81	(e)(h)	1.82	(e)(h)	1.81	(e)(h)	1.82	(e)(h)	2.73	254

12.72	34.82	18,882	1.89	(g)	1.90	(g)	1.87	(g)	1.88	(g)	2.52	218

9.70	(12.36)	46,644	1.93		1.94		1.90		1.91		1.92	158

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34	108

ANNUAL REPORT	JUNE 30, 2023	17

Statement of Asset and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$191,535
Investments in Affiliates	13,363

Financial Derivative Instruments
Exchange-traded or centrally cleared	188
Over the counter	407
Cash	56
Deposits with counterparty	1,970
Foreign currency, at value	365
Receivable for investments sold	912
Receivable for investments sold on a delayed-delivery basis	17
Receivable for TBA investments sold	59,062
Receivable for Fund shares sold	254
Interest and/or dividends receivable	1,360
Dividends receivable from Affiliates	59
Reimbursement receivable from PIMCO	1

Total Assets	269,549

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$197
Over the counter	449
Payable for investments purchased	119
Payable for investments in Affiliates purchased	59
Payable for TBA investments purchased	98,620
Payable for Fund shares redeemed	372
Accrued investment advisory fees	64
Accrued supervisory and administrative fees	50
Accrued distribution fees	9
Accrued servicing fees	29
Accrued reimbursement to PIMCO	1

Total Liabilities	99,969

Net Assets	$169,580

Net Assets Consist of:

Paid in capital	$259,612
Distributable earnings (accumulated loss)	(90,032)

Net Assets	$169,580

Cost of investments in securities	$191,929
Cost of investments in Affiliates	$13,347
Cost of foreign currency held	$370
Cost or premiums of financial derivative instruments, net	$(720)

* Includes repurchase agreements of:	$1,383

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Net Assets:

Institutional Class	$18,032
I-2	15,876
Class A	122,269
Class C	13,403

Shares Issued and Outstanding:

Institutional Class	1,559
I-2	1,370
Class A	10,594
Class C	1,163

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.57
I-2	11.59
Class A	11.54
Class C	11.53

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	JUNE 30, 2023	19

Statement of Operations PIMCO Dividend and Income Fund

Year Ended June 30, 2023
(Amounts in thousands†)

Investment Income:

Interest	$3,080
Dividends, net of foreign taxes*	4,235
Dividends from Investments in Affiliates	549
Miscellaneous income	7
Total Income	7,871

Expenses:

Investment advisory fees	727
Supervisory and administrative fees	565
Distribution and/or servicing fees - Class A	301
Distribution and/or servicing fees - Class C	147
Trustee fees	13
Interest expense	100
Miscellaneous expense	11
Total Expenses	1,864
Waiver and/or Reimbursement by PIMCO	(10)
Net Expenses	1,854

Net Investment Income (Loss)	6,017

Net Realized Gain (Loss):

Investments in securities	(6,475)
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	1,655
Over the counter financial derivative instruments	835
Foreign currency	(56)

Net Realized Gain (Loss)	(4,038)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	10,702
Investments in Affiliates	23
Exchange-traded or centrally cleared financial derivative instruments	293
Over the counter financial derivative instruments	221
Foreign currency assets and liabilities	24

Net Change in Unrealized Appreciation (Depreciation)	11,263

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,242

* Foreign tax withholdings - Dividends	$235

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,017	$6,725
Net realized gain (loss)	(4,038)	19,233
Net change in unrealized appreciation (depreciation)	11,263	(41,207)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,242	(15,249)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(909)	(894)
I-2	(1,004)	(566)
Class A	(7,378)	(4,051)
Class C	(820)	(414)

Total Distributions(a)	(10,111)	(5,925)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	603	(20,639)

Total Increase (Decrease) in Net Assets	3,734	(41,813)

Net Assets:

Beginning of year	165,846	207,659
End of year	$169,580	$165,846

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2023	21

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.9%

ASSET-BACKED SECURITIES 7.4%

CAYMAN ISLANDS 0.1%

TruPS Financials Note Securitization Ltd.
7.080% due 09/20/2039 •	$225	$215

Total Cayman Islands		215

UNITED STATES 7.3%

Bear Stearns Asset-Backed Securities Trust
5.240% due 12/25/2034 •	889	861

Citigroup Mortgage Loan Trust
5.780% due 02/25/2035 •	994	908

Credit Suisse First Boston Mortgage Securities Corp.
4.599% due 01/25/2032 •	450	429

EMC Mortgage Loan Trust
6.450% due 02/25/2041 «•	21	20

FBR Securitization Trust
5.855% due 11/25/2035 •	764	744

Home Equity Asset Trust
5.855% due 01/25/2036 •	126	120

LCCM Trust
6.711% due 11/15/2038 •	1,000	989

Morgan Stanley Home Equity Loan Trust
5.250% due 12/25/2036 •	1,359	659

Navient Student Loan Trust
6.200% due 12/27/2066 •	386	382

Option One Mortgage Loan Trust
5.370% due 04/25/2037 •	1,909	1,361

Pagaya AI Debt Selection Trust
7.600% due 12/16/2030	396	397

Residential Asset Mortgage Products Trust
6.215% due 05/25/2035 •	1,000	936

Residential Asset Securities Corp. Trust
5.609% due 01/25/2034 •	284	282

SLM Private Credit Student Loan Trust
5.882% due 06/15/2039 •	826	794

SMB Private Education Loan Trust
6.517% due 02/16/2055 •	729	723

Soundview Home Loan Trust
5.555% due 12/25/2036 •	931	904
6.150% due 09/25/2037 •	1,873	1,273

Structured Asset Investment Loan Trust
5.300% due 09/25/2036 •	401	387

Upstart Securitization Trust
1.310% due 11/20/2031	249	243

Total United States		12,412

Total Asset-Backed Securities (Cost $13,607)		12,627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

LUXEMBOURG 0.0%

Intelsat Jackson Holdings SA
9.443% due 02/01/2029	$51	$52

Total Luxembourg		52

PANAMA 0.3%

Carnival Corp.
8.217% due 06/30/2025	393	393

Total Panama		393

UNITED KINGDOM 0.2%

Softbank Vision Fund
5.000% due 12/21/2025 «	371	347

Total United Kingdom		347

UNITED STATES 0.7%

AmSurg LLC
0.500% - 11.000% (PRIME + 2.750%) due 07/20/2026 «~	108	108

Emerald TopCo, Inc.
8.584% due 07/24/2026	3	3

Envision Healthcare Corp.
16.070% due 04/29/2027	370	441
16.695% due 04/28/2028 «	151	112

Lealand Finance Co. BV
8.217% due 06/28/2024	1	1

Lealand Finance Co. BV (6.193% Cash and 3.000% PIK)
9.193% (LIBOR01M + 1.000%) due 06/30/2025 ~(a)	3	2

PUG LLC
8.717% (LIBOR01M + 3.500%) due 02/12/2027 ~	4	4

Sotera Health Holdings LLC
8.023% (LIBOR03M + 2.750%) due 12/11/2026 ~	525	518

Syniverse Holdings, Inc.
12.242% due 05/13/2027	8	7

U.S. Renal Care, Inc.
10.193% (LIBOR01M + 5.000%) due 06/26/2026 ~	16	7

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029	5	3

Total United States		1,206

Total Loan Participations and Assignments (Cost $2,100)		1,998

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 46.9%

AUSTRALIA 2.2%

CONSUMER STAPLES 0.1%

Coles Group Ltd.	10,502	$129

MATERIALS 2.1%

BHP Group Ltd.	77,890	2,341

Fortescue Metals Group Ltd.	42,400	629

Rio Tinto Ltd.	9,294	712

		3,682

Total Australia		3,811

AUSTRIA 0.2%

FINANCIALS 0.2%

Erste Group Bank AG	8,598	302

Total Austria		302

BELGIUM 0.1%

FINANCIALS 0.1%

Ageas SA	5,217	212

Total Belgium		212

BRAZIL 1.1%

CONSUMER STAPLES 0.2%

Ambev SA	117,700	379

ENERGY 0.4%

Petroleo Brasileiro SA	93,100	644

FINANCIALS 0.2%

Banco do Brasil SA	21,300	220

BB Seguridade Participacoes SA	17,300	111

		331

MATERIALS 0.3%

Vale SA	36,200	485

Total Brazil		1,839

	SHARES	MARKET VALUE (000S)
CANADA 0.2%

FINANCIALS 0.2%

Manulife Financial Corp.	17,897	$338

Total Canada		338

CHILE 0.1%

FINANCIALS 0.1%

Banco de Chile	1,137,357	119

Total Chile		119

CHINA 1.6%

ENERGY 0.2%

China Shenhua Energy Co. Ltd. ‘H’	83,000	254

Yankuang Energy Group Co. Ltd. ‘H’	38,000	109

		363

FINANCIALS 1.1%

China Construction Bank Corp. ‘H’	2,404,000	1,556

China Pacific Insurance Group Co. Ltd. ‘A’	66,000	171

PICC Property & Casualty Co. Ltd. ‘H’	172,000	192

		1,919

INDUSTRIALS 0.2%

CITIC Ltd.	144,000	173

COSCO SHIPPING Holdings Co. Ltd. ‘H’	81,000	73

		246

INFORMATION TECHNOLOGY 0.1%

Lenovo Group Ltd.	182,000	191

Total China		2,719

CZECH REPUBLIC 0.1%

UTILITIES 0.1%

CEZ AS	4,426	183

Total Czech Republic		183

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
DENMARK 0.1%

INDUSTRIALS 0.1%

AP Moller - Maersk AS	77	$134

Total Denmark		134

FRANCE 1.8%

FINANCIALS 0.9%

Amundi SA	1,733	102

AXA SA	45,876	1,356

		1,458

INDUSTRIALS 0.7%

Eiffage SA	1,838	192

Thales SA	2,628	394

Vinci SA	5,424	630

		1,216

UTILITIES 0.2%

Engie SA	21,217	353

Total France		3,027

GERMANY 0.4%

INDUSTRIALS 0.2%

GEA Group AG	3,777	158

Siemens AG	757	126

		284

MATERIALS 0.2%

BASF SE	2,198	107

HeidelbergCement AG	3,621	298

		405

Total Germany		689

GREECE 0.1%

CONSUMER DISCRETIONARY 0.1%

OPAP SA	6,554	114

Total Greece		114

	SHARES	MARKET VALUE (000S)
INDONESIA 0.4%

COMMUNICATION SERVICES 0.2%

Telkom Indonesia Persero Tbk PT	1,158,000	$309

FINANCIALS 0.1%

Bank Mandiri Persero Tbk PT	334,300	116

INDUSTRIALS 0.1%

Astra International Tbk PT	500,300	226

Total Indonesia		651

IRELAND 0.6%

MATERIALS 0.6%

CRH PLC	18,295	1,009

Total Ireland		1,009

ITALY 1.1%

FINANCIALS 0.6%

Assicurazioni Generali SpA	25,345	515

Intesa Sanpaolo SpA	74,434	195

Mediobanca SpA	13,804	165

Poste Italiane SpA	12,422	135

		1,010

UTILITIES 0.5%

Enel SpA	66,253	447

Snam SpA	49,677	259

Terna - Rete Elettrica Nazionale	17,898	153

		859

Total Italy		1,869

JAPAN 2.8%

COMMUNICATION SERVICES 0.3%

Nintendo Co. Ltd.	12,900	588

CONSUMER DISCRETIONARY 0.5%

Honda Motor Co. Ltd.	23,000	697

Mazda Motor Corp.	13,500	130

		827

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.6%

Japan Tobacco, Inc.	30,000	$657

Kao Corp.	2,900	105

MEIJI Holdings Co. Ltd.	5,500	123

Suntory Beverage & Food Ltd.	3,400	124

		1,009

HEALTH CARE 0.5%

Astellas Pharma, Inc.	29,100	434

Chugai Pharmaceutical Co. Ltd.	13,100	373

		807

INDUSTRIALS 0.9%

Fuji Electric Co. Ltd.	3,100	136

ITOCHU Corp.	14,700	584

Mitsubishi Corp.	14,000	677

Mitsui & Co. Ltd.	4,100	155

		1,552

Total Japan		4,783

LUXEMBOURG 0.1%

FINANCIALS 0.1%

Intelsat Emergence SA «(c)(h)	2,886	67

INDUSTRIALS 0.0%

Drillco Holding Lux SA «(c)	2,200	42

Total Luxembourg		109

MEXICO 0.1%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (c)	41,996	0

CONSUMER STAPLES 0.1%

Arca Continental SAB de CV	13,100	135

MATERIALS 0.0%

Grupo Mexico SAB de CV	24,700	119

Total Mexico		254

	SHARES	MARKET VALUE (000S)
NETHERLANDS 1.0%

CONSUMER DISCRETIONARY 0.6%

Stellantis NV	56,250	$989

FINANCIALS 0.1%

NN Group NV	6,270	232

INFORMATION TECHNOLOGY 0.3%

NXP Semiconductors NV	2,494	511

Total Netherlands		1,732

NORWAY 0.3%

ENERGY 0.2%

Equinor ASA	12,944	377

MATERIALS 0.1%

Yara International ASA	4,096	145

Total Norway		522

POLAND 0.1%

FINANCIALS 0.1%

Powszechny Zaklad Ubezpieczen SA	14,344	139

Total Poland		139

PORTUGAL 0.1%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	6,903	190

Total Portugal		190

SOUTH AFRICA 0.4%

FINANCIALS 0.3%

Absa Group Ltd.	21,210	189

FirstRand Ltd.	125,816	459

		648

MATERIALS 0.1%

Sibanye Stillwater Ltd.	69,278	107

Total South Africa		755

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 0.3%

CONSUMER DISCRETIONARY 0.2%

Kia Corp.	6,590	$444

FINANCIALS 0.1%

Samsung Fire & Marine Insurance Co. Ltd.	769	134

Total South Korea		578

SPAIN 1.4%

CONSUMER DISCRETIONARY 0.5%

Industria de Diseno Textil SA	24,883	965

FINANCIALS 0.7%

Banco Bilbao Vizcaya Argentaria SA	150,792	1,159

UTILITIES 0.2%

Enagas SA	6,093	120

Redeia Corp. SA	10,140	170

		290

Total Spain		2,414

SWEDEN 0.2%

INDUSTRIALS 0.2%

SKF AB ‘B’	6,409	112

Volvo AB ‘B’	7,810	161

		273

Total Sweden		273

SWITZERLAND 3.1%

CONSUMER DISCRETIONARY 0.1%

Garmin Ltd.	1,871	195

CONSUMER STAPLES 0.1%

Coca-Cola HBC AG	5,092	152

HEALTH CARE 2.3%

Novartis AG	18,747	1,890

Roche Holding AG	6,428	1,964

		3,854

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.0%

STMicroelectronics NV	1,105	$55

MATERIALS 0.6%

Holcim AG	13,863	934

Total Switzerland		5,190

TAIWAN 1.4%

INFORMATION TECHNOLOGY 1.4%

ASE Technology Holding Co. Ltd.	76,000	270

Largan Precision Co. Ltd.	2,000	137

Lite-On Technology Corp.	49,000	163

MediaTek, Inc.	38,000	841

Novatek Microelectronics Corp.	14,000	192

Realtek Semiconductor Corp.	11,000	137

Unimicron Technology Corp.	23,000	131

United Microelectronics Corp.	281,000	442

		2,313

Total Taiwan		2,313

TURKEY 0.1%

CONSUMER STAPLES 0.0%

BIM Birlesik Magazalar AS	14,039	92

ENERGY 0.1%

Turkiye Petrol Rafinerileri AS	34,151	104

Total Turkey		196

UNITED KINGDOM 2.5%

CONSUMER STAPLES 0.6%

British American Tobacco PLC	3,291	109

Unilever PLC	18,696	974

		1,083

FINANCIALS 0.4%

3i Group PLC	24,324	603

HEALTH CARE 0.5%

GSK PLC	43,015	762

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.5%

BAE Systems PLC	76,309	$900

MATERIALS 0.5%

Rio Tinto PLC	14,004	890

Total United Kingdom		4,238

UNITED STATES 22.9%

COMMUNICATION SERVICES 0.8%

AT&T, Inc.	14,762	235

Clear Channel Outdoor Holdings, Inc. (c)	29,821	41

Electronic Arts, Inc.	3,196	415

iHeartMedia, Inc. ‘A’ (c)	6,979	25

iHeartMedia, Inc. ‘B’ «(c)	5,486	18

Verizon Communications, Inc.	15,751	586

		1,320

CONSUMER DISCRETIONARY 0.8%

Advance Auto Parts, Inc.	1,148	81

Best Buy Co., Inc.	1,319	108

Darden Restaurants, Inc.	3,024	505

eBay, Inc.	2,523	113

Genuine Parts Co.	763	129

LKQ Corp.	6,392	372

		1,308

CONSUMER STAPLES 4.8%

Altria Group, Inc.	44,661	2,023

Coca-Cola Co.	39,670	2,389

Kimberly-Clark Corp.	8,438	1,165

PepsiCo, Inc.	1,070	198

Philip Morris International, Inc.	7,202	703

Procter & Gamble Co.	11,199	1,700

		8,178

ENERGY 1.6%

Exxon Mobil Corp.	1,545	166

HF Sinclair Corp.	3,713	166

Marathon Petroleum Corp.	11,042	1,287

Valero Energy Corp.	9,198	1,079

		2,698

	SHARES	MARKET VALUE (000S)
FINANCIALS 3.0%

Aflac, Inc.	14,530	$1,014

American Financial Group, Inc.	1,810	215

American International Group, Inc.	18,345	1,056

Ameriprise Financial, Inc.	2,629	873

Hartford Financial Services Group, Inc.	7,811	562

KeyCorp	23,125	214

MetLife, Inc.	2,015	114

PNC Financial Services Group, Inc.	751	95

Principal Financial Group, Inc.	6,075	461

State Street Corp.	1,688	123

Synchrony Financial	10,713	363

		5,090

HEALTH CARE 5.7%

AbbVie, Inc.	12,769	1,721

Amgen, Inc.	6,995	1,553

Bristol-Myers Squibb Co.	1,676	107

Gilead Sciences, Inc.	7,909	610

Johnson & Johnson	17,709	2,931

Merck & Co., Inc.	8,995	1,038

Pfizer, Inc.	44,720	1,640

		9,600

INDUSTRIALS 1.9%

3M Co.	12,044	1,206

Caterpillar, Inc.	543	134

General Dynamics Corp.	559	120

Lockheed Martin Corp.	1,189	547

Neiman Marcus Group Ltd. LLC «(c)(h)	1,124	171

PACCAR, Inc.	13,066	1,093

Textron, Inc.	306	21

Westmoreland Mining Holdings «(h)	52	0

Westmoreland Mining Holdings «	53	0

		3,292

INFORMATION TECHNOLOGY 4.3%

Apple, Inc.	4,187	812

Broadcom, Inc.	2,785	2,416

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Cisco Systems, Inc.	51,338	$2,656

Microchip Technology, Inc.	7,208	646

Microsoft Corp.	1,948	663

NetApp, Inc.	2,267	173

		7,366

Total United States		38,852

Total Common Stocks (Cost $74,314)		79,554

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.5%

BERMUDA 0.0%

INDUSTRIALS 0.0%

Valaris Ltd.
8.375% due 04/30/2030	$2	2

Total Bermuda		2

BRAZIL 0.0%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/31/2023 (e)(g)	46	0

Total Brazil		0

CAYMAN ISLANDS 0.0%

BANKING & FINANCE 0.0%

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	3	3

Total Cayman Islands		3

FRANCE 0.5%

BANKING & FINANCE 0.5%

Societe Generale SA
6.446% due 01/10/2029 •	400	401
6.691% due 01/10/2034 •	400	408

		809

Total France		809

GERMANY 0.1%

BANKING & FINANCE 0.1%

Deutsche Bank AG
3.547% due 09/18/2031 •	200	166

Total Germany		166

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.2%

INDUSTRIALS 0.2%

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(b)	GBP	300	$296

Total Ireland			296

ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023		$370	372

Total Italy			372

JAPAN 0.4%

INDUSTRIALS 0.4%

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		868	762

Total Japan			762

LUXEMBOURG 0.1%

BANKING & FINANCE 0.0%

FORESEA Holding SA
7.500% due 06/15/2030 «		27	24

INDUSTRIALS 0.1%

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		208	190

Total Luxembourg			214

PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	100	27

Total Peru			27

SWITZERLAND 0.7%

BANKING & FINANCE 0.7%

UBS Group AG
5.959% due 01/12/2034 •		$637	634
3.091% due 05/14/2032 •		673	545

			1,179

Total Switzerland			1,179

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 1.1%

BANKING & FINANCE 0.9%

Barclays PLC
7.437% due 11/02/2033 •		$700	$758

HSBC Holdings PLC
5.402% due 08/11/2033 •		800	782

			1,540

INDUSTRIALS 0.2%

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	100	88

Marston’s Issuer PLC
7.135% (SONIO/N + 2.669%) due 07/16/2035 ~	GBP	200	189

Mitchells & Butlers Finance PLC
5.451% (BP0003M + 0.450%) due 12/15/2030 ~		78	92

			369

Total United Kingdom			1,909

UNITED STATES 2.2%

BANKING & FINANCE 0.2%

Credit Suisse AG AT1 Claim ^		$365	14

EPR Properties
4.950% due 04/15/2028		2	2
4.750% due 12/15/2026		2	2

GLP Capital LP
5.250% due 06/01/2025		3	3
5.300% due 01/15/2029		19	18

VICI Properties LP
4.625% due 06/15/2025		237	229

			268

INDUSTRIALS 1.2%

American Airlines Pass-Through Trust
3.350% due 04/15/2031		7	7

Carvana Co.
5.500% due 04/15/2027		230	154
10.250% due 05/01/2030		200	158

Community Health Systems, Inc.
8.000% due 03/15/2026		184	179

CVS Pass-Through Trust
8.353% due 07/10/2031		368	396

DISH DBS Corp.
5.250% due 12/01/2026		490	394

Energy Transfer LP
4.950% due 05/15/2028		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exela Intermediate LLC
11.500% due 07/15/2026		$12	$1

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		408	387

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		230	193

Topaz Solar Farms LLC
5.750% due 09/30/2039		66	65
4.875% due 09/30/2039		9	8

U.S. Renal Care, Inc.
10.625% due 07/15/2027		6	2

			1,948

UTILITIES 0.8%

Pacific Gas & Electric Co.
3.750% due 08/15/2042		2	1
4.500% due 12/15/2041		2	2
3.400% due 08/15/2024		35	34
4.000% due 12/01/2046		2	1
3.300% due 03/15/2027		20	18
4.250% due 03/15/2046		4	3
3.750% due 07/01/2028		110	99
4.950% due 07/01/2050		805	633
3.250% due 06/01/2031		559	455
4.200% due 03/01/2029		200	180

Sprint LLC
7.625% due 03/01/2026		7	7

			1,433

Total United States			3,649

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela SA
6.000% due 11/15/2026 ^(b)		300	10
6.000% due 05/16/2024 ^(b)		20	1
9.750% due 05/17/2035 ^(b)		20	1

			12

Total Venezuela			12

Total Corporate Bonds & Notes (Cost $10,597)			9,400

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.8%

IRELAND 0.4%

Kinbane DAC
4.263% due 09/25/2062 ~	EUR	594	643

Total Ireland			643

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 1.5%

Bridgepoint CLO DAC
6.716% due 10/16/2062 •	GBP	1,330	$1,687

Eurosail PLC
5.690% due 09/13/2045 •		289	362
5.940% due 06/13/2045 •		336	422

Grifonas Finance PLC
3.513% due 08/28/2039 •	EUR	177	184

Total United Kingdom			2,655

UNITED STATES 6.9%

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^		$41	35

Banc of America Funding Trust
3.969% due 05/20/2036 ^«~		5	5

Banc of America Mortgage Trust
3.610% due 11/20/2046 ^~		3	3
6.000% due 10/25/2036 ^«		9	7

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		9	9

Benchmark Mortgage Trust
3.626% due 09/15/2048 ~		865	726

Chase Mortgage Finance Trust
3.500% due 06/25/2062		1,689	1,516
3.801% due 09/25/2036 ^«~		19	16

CIM Trust
5.000% due 05/25/2062		1,569	1,520

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^«		80	44
6.000% due 02/25/2037 ^		49	20
6.250% due 12/25/2036 ^•		20	9

Countrywide Home Loan Mortgage Pass-Through Trust
5.650% due 07/25/2037 ^«•		14	4

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		28	18

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^		309	90

Credit Suisse Mortgage Capital Certificates
2.796% due 12/29/2037 ~		106	59

Credit Suisse Mortgage Capital Trust
3.904% due 04/25/2062		1,531	1,407

DBGS Mortgage Trust
7.844% due 10/15/2036 •		900	748

First Horizon Alternative Mortgage Securities Trust
5.549% due 06/25/2036 ^~		117	92

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Alternative Loan Trust
5.843% due 05/26/2037 ~	$39	$29

JP Morgan Chase Commercial Mortgage Securities Trust
7.709% due 11/15/2038 •	967	941

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^	76	31

Legacy Mortgage Asset Trust
6.928% due 01/28/2070 •	148	148

Merrill Lynch Mortgage Investors Trust
3.738% due 03/25/2036 ^~	9	5

MFA Trust
4.400% due 03/25/2068	1,591	1,503

Morgan Stanley Capital Trust
7.143% due 07/15/2035 •	977	954

OBX Trust
6.000% due 04/25/2048 •	18	18

Residential Accredit Loans, Inc. Trust
5.500% due 03/25/2037 ^	213	164
5.950% due 10/25/2045 •	45	38
6.250% due 03/25/2037 ^	19	14

Structured Adjustable Rate Mortgage Loan Trust
4.082% due 10/25/2036 ^~	1,192	692

Wells Fargo Alternative Loan Trust
5.134% due 07/25/2037 ^~	414	374

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	455	443

Total United States		11,684

Total Non-Agency Mortgage-Backed Securities (Cost $15,701)		14,982

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	14	14

State of Illinois
7.350% due 07/01/2035	5	5

Total Illinois		19

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	42	21

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(b)	100	38

Total Puerto Rico		59

Total Municipal Bonds & Notes (Cost $74)		78

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.8%

BRAZIL 0.4%

ENERGY 0.4%

Petroleo Brasileiro SA	119,100	$735

Total Brazil		735

CHILE 0.2%

MATERIALS 0.2%

Sociedad Quimica y Minera de Chile SA	3,568	260

Total Chile		260

GERMANY 0.1%

CONSUMER DISCRETIONARY 0.1%

Bayerische Motoren Werke AG	1,485	169

Total Germany		169

UNITED KINGDOM 0.1%

FINANCIALS 0.1%

Nationwide Building Society
10.250% ~	1,130	165

Total United Kingdom		165

Total Preferred Stocks (Cost $1,343)		1,329

REAL ESTATE INVESTMENT TRUSTS 5.2%

UNITED STATES 5.2%

REAL ESTATE 5.2%

Apartment Income REIT Corp.	12,575	454

Apple Hospitality REIT, Inc.	32,517	491

Boston Properties, Inc.	6,117	352

CareTrust REIT, Inc.	10,527	209

CBL & Associates Properties, Inc.	39	1

Cousins Properties, Inc.	9,712	222

Digital Realty Trust, Inc.	4,353	496

EPR Properties	9,193	430

Equity Residential	3,795	250

Gaming & Leisure Properties, Inc.	13,502	654

Healthcare Realty Trust, Inc.	21,278	401

Healthpeak Properties, Inc.	16,178	325

Highwoods Properties, Inc.	11,132	266

		SHARES	MARKET VALUE (000S)

Kilroy Realty Corp.		8,386	$252

Macerich Co.		18,561	209

National Storage Affiliates Trust		12,780	445

Park Hotels & Resorts, Inc.		36,305	466

Physicians Realty Trust		11,666	163

Simon Property Group, Inc.		6,476	748

Spirit Realty Capital, Inc.		9,407	371

Uniti Group, Inc.		28	0

VICI Properties, Inc.		36,355	1,143

WP Carey, Inc.		5,916	400

			8,748

Total Real Estate Investment Trusts (Cost $9,098)			8,748

RIGHTS 0.0%

LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(c)		348	2

Total Rights (Cost $0)			2

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.8%

ARGENTINA 0.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$299	93
1.000% due 07/09/2029		31	10
1.500% due 07/09/2035 þ		373	109
3.500% due 07/09/2041 þ		196	63
3.875% due 01/09/2038 þ		269	95
15.500% due 10/17/2026	ARS	1,226	1

Autonomous City of Buenos Aires
95.317% (BADLARPP + 3.250%) due 03/29/2024 ~		3,481	7

Provincia de Buenos Aires
88.734% due 04/12/2025		389	1

Total Argentina			379

PERU 0.0%

Peru Government International Bond
6.150% due 08/12/2032	PEN	4	1
6.900% due 08/12/2037		5	1
6.950% due 08/12/2031		2	1

Total Peru			3

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.3%

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	9,600	$530

Total South Africa			530

TURKEY 0.2%

Turkey Government International Bond
4.250% due 03/13/2025		$200	187
5.250% due 03/13/2030		200	165

Total Turkey			352

VENEZUELA 0.0%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(b)		2	0
7.650% due 04/21/2025 ^(b)		3	0
9.250% due 09/15/2027 ^(b)		44	4

Total Venezuela			4

Total Sovereign Issues (Cost $1,800)			1,268

U.S. GOVERNMENT AGENCIES 23.3%

UNITED STATES 23.3%

Fannie Mae
3.000% due 05/01/2052		114	101
4.000% due 10/01/2042		1	1

Fannie Mae, TBA
5.500% due 09/01/2053		3,300	3,284
6.000% due 08/01/2053		6,400	6,455
6.500% due 07/01/2053 - 08/01/2053		3,900	3,981

Freddie Mac
3.000% due 05/01/2052		185	163
4.000% due 08/01/2042 - 09/01/2042		69	65

Ginnie Mae, TBA
3.500% due 08/01/2053		100	92
4.500% due 08/01/2053		300	290
5.000% due 07/01/2053		300	295

Uniform Mortgage-Backed Security
3.000% due 11/01/2029 - 03/01/2050		50	45
3.500% due 02/01/2050		30	28
4.000% due 08/01/2042 - 09/01/2042		34	33

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2053		5,100	4,496
3.500% due 08/01/2053		4,000	3,649
4.000% due 08/01/2053		8,500	7,984
4.500% due 08/01/2053		5,100	4,906
5.000% due 09/01/2053		3,600	3,530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/01/2053	$100	$99

Total U.S. Government Agencies (Cost $39,649)		39,497

U.S. TREASURY OBLIGATIONS 10.1%

UNITED STATES 10.1%

U.S. Treasury Bonds
2.875% due 11/15/2046	600	495
3.000% due 02/15/2049	1,133	959

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024	2,019	1,958
0.125% due 10/15/2024 (k)	1,514	1,460
0.125% due 04/15/2025	264	251
0.125% due 07/15/2030	331	297
0.125% due 07/15/2031	2,411	2,139
0.125% due 02/15/2051	350	233
0.250% due 01/15/2025	352	338
0.250% due 07/15/2029 (k)	852	778
0.375% due 01/15/2027	40	38
0.375% due 07/15/2027	12	12
0.500% due 04/15/2024	974	951
0.625% due 01/15/2024	468	460
0.625% due 07/15/2032	627	576
0.750% due 07/15/2028	254	241
0.875% due 01/15/2029	417	395
1.000% due 02/15/2048	123	106
1.000% due 02/15/2049	121	104

U.S. Treasury Notes
0.500% due 10/31/2027	100	85
0.625% due 11/30/2027	550	471
0.625% due 12/31/2027	220	188
0.750% due 01/31/2028	110	94
2.375% due 03/31/2029	2,800	2,557
2.750% due 08/15/2032	1,100	1,009
2.875% due 05/15/2032	100	93
4.000% due 10/31/2029	800	798

Total U.S. Treasury Obligations (Cost $18,518)		17,086

	SHARES
WARRANTS 0.0%

LUXEMBOURG 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	132	0

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	296	2

		2

Total Luxembourg		2

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

		SHARES	MARKET VALUE (000S)
UNITED STATES 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 9/21/2055 «		40	$1

Total United States			1

Total Warrants (Cost $53)			3

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (i) 0.8%
			1,383

ARGENTINA TREASURY BILLS 0.0%
(17.081)% due 10/18/2023 - 11/23/2023 (d)(e)	ARS	20,050	45

JAPAN TREASURY BILLS 2.1%
(0.187)% due 07/18/2023 - 09/25/2023 (d)(e)	JPY	510,000	3,535

Total Short-Term Instruments (Cost $5,075)			4,963

Total Investments in Securities (Cost $191,929)			191,535

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%

PIMCO Short-Term Floating NAV Portfolio III	1,374,404	$13,363

Total Short-Term Instruments (Cost $13,347)		13,363

Total Investments in Affiliates (Cost $13,347)		13,363

Total Investments 120.8% (Cost $205,276)		$204,898

Financial Derivative Instruments (j)(l) (0.0)% (Cost or Premiums, net $(720))		(51)

Other Assets and Liabilities, net (20.8)%		(35,267)

Net Assets 100.0%		$169,580

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Intelsat Emergence SA	06/19/2017 - 02/23/2022	$208	$67	0.04%
Neiman Marcus Group Ltd. LLC	09/25/2020	36	171	0.10
Westmoreland Mining Holdings	03/26/2019	0	0	0.00

		$244	$238	0.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$1,383	U.S. Treasury Notes 4.625% due 06/30/2025	$(1,411)	$1,383	$1,383

Total Repurchase Agreements						$(1,411)	$1,383	$1,383

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,383	$0	$0	$1,383	$(1,411)	$(28)

Total Borrowings and Other Financing Transactions	$1,383	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2023 Futures	$111.500	07/21/2023	1	$1	$0	$0
Call - CBOT U.S. Treasury 10-Year Note August 2023 Futures	115.500	07/21/2023	1	1	0	0
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.063	12/15/2023	2	5	(4)	(1)

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.063	12/15/2023	2	$5	$(4)	$(7)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.125	12/15/2023	2	5	(4)	0
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.125	12/15/2023	2	5	(4)	(8)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	96.375	12/15/2023	3	8	(6)	(1)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.375	12/15/2023	3	8	(6)	(13)
Put - CME 3-Month SOFR Active Contract December 2023 Futures	96.500	12/15/2023	2	5	(2)	(10)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	2	5	(2)	0
Call - CME 3-Month SOFR Active Contract September 2023 Futures	96.000	09/15/2023	2	5	(3)	0
Put - CME 3-Month SOFR Active Contract September 2023 Futures	96.000	09/15/2023	2	5	(4)	(7)
Call - CME 3-Month SOFR Active Contract September 2023 Futures	96.188	09/15/2023	3	8	(6)	0
Put - CME 3-Month SOFR Active Contract September 2023 Futures	96.188	09/15/2023	3	8	(6)	(12)

Total Written Options					$(51)	$(59)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2023	1	$203	$(3)	$0	$0
U.S. Treasury 5-Year Note September Futures	09/2023	4	428	(9)	0	0
U.S. Treasury 10-Year Note September Futures	09/2023	117	13,135	(201)	17	0

				$(213)	$17	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	5	$(1,183)	$34	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	1	(240)	5	0	0
3-Month SOFR Active Contract December Futures	03/2026	1	(241)	3	0	0
3-Month SOFR Active Contract June Futures	09/2024	2	(476)	12	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(482)	7	0	0
3-Month SOFR Active Contract March Futures	06/2024	3	(712)	19	0	0
3-Month SOFR Active Contract March Futures	06/2025	1	(241)	4	0	0
3-Month SOFR Active Contract March Futures	06/2026	1	(241)	3	0	0
3-Month SOFR Active Contract September Futures	12/2024	2	(478)	10	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(241)	4	0	0
Australia Government 10-Year Bond September Futures	09/2023	18	(1,393)	7	17	0
U.S. Treasury Long-Term Bond September Futures	09/2023	9	(1,142)	1	0	(7)
U.S. Treasury Ultra 10-Year Note September Futures	09/2023	24	(2,843)	35	0	(7)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2023	4	(545)	(5)	0	(5)

				$139	$17	$(20)

Total Futures Contracts				$(74)	$34	$(20)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2023	0.378%	$200	$2	$(1)	$1	$0	$0
Ford Motor Co.	5.000	Quarterly	06/20/2027	2.375	200	24	(6)	18	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	1.729	600	52	2	54	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.740	500	11	(7)	4	1	0

						$89	$(12)	$77	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$736	$(29)	$11	$(18)	$2	$0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	400	(29)	10	(19)	1	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	2,300	20	15	35	3	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	8,600	14	242	256	64	0

					$(24)	$278	$254	$70	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	09/20/2033	GBP	1,200	$10	$87	$97	$10	$0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027	JPY	30,000	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		210,000	4	22	26	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029		641,000	46	44	90	3	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		150,000	2	10	12	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		90,000	26	21	47	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		10,000	0	3	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	07/04/2023		$100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	07/18/2023		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	08/02/2023		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	08/04/2023		10,300	0	145	145	5	0
Receive	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	09/06/2023		400	0	6	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	09/16/2023		3,700	0	(54)	(54)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	09/20/2023		4,900	0	(70)	(70)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.270	Semi-Annual	11/04/2023		10,300	(26)	(201)	(227)	0	(3)
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.088	Maturity	02/03/2024		200	0	(5)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	03/06/2024		400	0	(10)	(10)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	5.100	Annual	05/22/2024		27,940	(44)	(31)	(75)	8	0
Pay	1-Day USD-SOFR Compounded-OIS	5.400	Annual	06/06/2024		16,380	(10)	15	5	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	06/20/2024		600	(3)	(5)	(8)	0	0

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.040%	Annual	06/20/2024	$300	$(2)	$(2)	$(4)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	4.060	Annual	06/20/2024	1,400	(7)	(11)	(18)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.140	Annual	06/22/2024	800	(4)	(6)	(10)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/18/2024	3,100	(113)	217	104	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	3,200	0	76	76	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	1,600	0	38	38	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	05/22/2025	14,420	(42)	(62)	(104)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	4.900	Annual	06/06/2025	8,480	12	(4)	8	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026	1,200	15	44	59	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,000	0	37	37	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	0.928	Semi-Annual	05/06/2026	100	0	9	9	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	0.940	Semi-Annual	06/08/2026	100	0	9	9	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026	1,000	9	107	116	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2026	2,300	(188)	279	91	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2026	170	1	3	4	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026	100	(2)	11	9	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.740	Semi-Annual	12/16/2026	100	(5)	14	9	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	01/04/2027	100	0	(11)	(11)	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.570	Semi-Annual	01/11/2027	200	0	(19)	(19)	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.425	Semi-Annual	01/18/2027	100	0	(10)	(10)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.443	Semi-Annual	01/18/2027	100	0	(10)	(10)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027	500	0	50	50	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027	2,400	(6)	(218)	(224)	1	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.580	Semi-Annual	02/16/2027	200	0	(18)	(18)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027	1,200	0	113	113	0	(1)
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027	4,900	(13)	(411)	(424)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	200	0	(17)	(17)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	200	8	15	23	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027	200	(1)	(10)	(11)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	900	(7)	(43)	(50)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027	200	14	5	19	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	100	0	(1)	(1)	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.280	Semi-Annual	03/24/2028	400	0	(46)	(46)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.235	Semi-Annual	05/12/2028	100	0	12	12	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028	1,610	(67)	(179)	(246)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028	4,900	(419)	848	429	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028	2,110	2	62	64	0	(1)
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.265	Semi-Annual	09/28/2028	100	0	(12)	(12)	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028	422	9	(59)	(50)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.379	Semi-Annual	12/22/2028	100	0	12	12	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	01/12/2029	55	0	7	7	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	01/12/2029	200	(1)	(22)	(23)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	220	(9)	(24)	(33)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	310	18	28	46	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	282	16	15	31	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/10/2029	100	(9)	20	11	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2029	200	(11)	38	27	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	1,370	120	35	155	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030	300	(22)	60	38	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030	200	(18)	40	22	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	200	(1)	(5)	(6)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030	100	(9)	20	11	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/17/2030	2,400	(96)	468	372	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	2,460	35	71	106	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030	200	(1)	(2)	(3)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030	127	0	23	23	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	2,600	174	390	564	0	(3)
Pay(5)	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	663	(49)	(86)	(135)	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	07/16/2031	100	0	17	17	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	07/19/2031	100	0	17	17	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	07/20/2031	100	0	17	17	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.405%	Semi-Annual	09/07/2031		$100	$0	$17	$17	$0	$0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	10/05/2031		100	0	(17)	(17)	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.535	Semi-Annual	10/15/2031		100	0	(16)	(16)	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.545	Semi-Annual	10/26/2031		100	0	(16)	(16)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.768	Semi-Annual	02/02/2032		100	0	(16)	(16)	0	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/18/2032		200	(1)	(25)	(26)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032		400	(2)	(54)	(56)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032		200	(1)	(26)	(27)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		210	(21)	(16)	(37)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		280	(23)	(16)	(39)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		399	35	21	56	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		2,100	246	46	292	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.425	Annual	03/01/2033		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		100	0	(3)	(3)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		100	0	(1)	(1)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	05/22/2033		6,420	63	(19)	44	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	06/06/2033		3,870	(31)	(10)	(41)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	06/14/2033		200	(1)	(3)	(4)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		725	10	24	34	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2033		100	0	(1)	(1)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.910	Semi-Annual	10/17/2049		100	(22)	50	28	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.895	Semi-Annual	10/18/2049		100	(21)	49	28	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	12/11/2049		900	(269)	463	194	0	(7)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		100	(24)	50	26	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	01/16/2050		100	(15)	48	33	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		500	(89)	242	153	0	(4)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	02/03/2050		300	(44)	142	98	0	(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		600	(183)	313	130	0	(5)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		400	38	118	156	0	(3)
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.491	Semi-Annual	01/21/2051		100	(1)	(35)	(36)	1	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.590	Semi-Annual	02/09/2051		900	(7)	(296)	(303)	7	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.785	Semi-Annual	08/12/2051		100	(1)	31	30	0	(1)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		100	0	0	0	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		300	0	0	0	0	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		200	0	0	0	0	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		300	0	0	0	0	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		100	0	1	1	0	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		300	0	2	2	0	0
Pay	3-Month USD-LIBOR	0.000	Quarterly	07/04/2023		$100	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	1.500	Maturity	07/05/2023		100	0	(1)	(1)	1	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	07/11/2023		200	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	07/12/2023		55	0	0	0	0	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	07/12/2023		200	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	1.535	Maturity	07/15/2023		100	0	(1)	(1)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	07/15/2023		300	0	1	1	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	07/15/2023		100	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2023		100	0	1	1	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	07/16/2023		100	0	1	1	0	0
Receive	3-Month USD-LIBOR	1.910	Maturity	07/17/2023		100	0	1	1	0	(1)
Pay	3-Month USD-LIBOR	0.000	Quarterly	07/18/2023		100	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	07/18/2023		100	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	1.895	Maturity	07/18/2023		100	0	1	1	0	(1)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2023		100	0	1	1	0	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	07/20/2023		500	0	3	3	0	0

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.360%	Semi-Annual	07/20/2023		$100	$0	$1	$1	$0	$0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	07/20/2023		2,400	0	(14)	(14)	0	(1)
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	07/21/2023		100	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	07/22/2023		500	0	2	2	0	0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	07/26/2023		100	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	0.000	Quarterly	08/02/2023		100	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	1.088	Semi-Annual	08/03/2023		200	0	(2)	(2)	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	08/03/2023		300	0	2	2	0	0
Pay	3-Month USD-LIBOR	0.000	Quarterly	08/04/2023		10,300	0	(144)	(144)	0	(5)
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	08/06/2023		100	0	1	1	0	0
Pay	3-Month USD-LIBOR	1.590	Semi-Annual	08/09/2023		900	0	(5)	(5)	0	0
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	08/12/2023		100	0	1	1	0	0
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2023		100	0	1	1	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	08/12/2023		200	0	1	1	0	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	08/16/2023		200	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	08/17/2023		1,200	0	8	8	1	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	08/17/2023		4,900	0	(26)	(26)	0	(2)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	08/18/2023		200	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	0.000	Quarterly	09/06/2023		400	0	(6)	(6)	0	0
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2023		100	0	1	1	0	0
Receive	3-Month USD-LIBOR	0.940	Semi-Annual	09/08/2023		100	0	1	1	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	09/10/2023		200	0	1	1	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	09/11/2023		900	0	8	8	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	09/12/2023		600	0	2	2	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	09/15/2023		100	0	1	1	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	09/15/2023		422	0	(4)	(4)	0	0
Receive	3-Month USD-LIBOR	0.000	Quarterly	09/16/2023		3,700	0	54	54	2	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	09/16/2023		1,610	0	(21)	(21)	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	09/16/2023		663	0	(8)	(8)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	09/16/2023		127	0	2	2	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	09/16/2023		400	0	5	5	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	09/17/2023		2,400	0	26	26	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	09/18/2023		200	0	2	2	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	09/18/2023		3,100	0	24	24	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	09/19/2023		2,300	0	15	15	1	0
Receive	3-Month USD-LIBOR	0.000	Quarterly	09/20/2023		4,900	0	70	70	2	0
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	09/22/2023		100	0	1	1	0	0
Pay	3-Month USD-LIBOR	1.280	Semi-Annual	09/24/2023		400	0	(3)	(3)	0	0
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2023		100	0	(1)	(1)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	483	(648)	(165)	0	(16)
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(9)	12	3	0	0
Pay	6-Month EUR-EURIBOR	2.100	Annual	04/05/2024	EUR	800	(2)	(12)	(14)	0	0
Pay	6-Month EUR-EURIBOR	2.100	Annual	04/06/2024		400	(1)	(6)	(7)	0	0
Pay	6-Month EUR-EURIBOR	2.100	Annual	04/11/2024		300	(1)	(4)	(5)	0	0
Pay	6-Month EUR-EURIBOR	2.100	Annual	04/13/2024		600	(1)	(10)	(11)	0	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	04/26/2024		300	(1)	(4)	(5)	0	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	04/28/2024		300	(1)	(4)	(5)	0	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	05/03/2024		300	(1)	(4)	(5)	0	0
Pay	6-Month EUR-EURIBOR	2.100	Annual	05/16/2024		400	(1)	(6)	(7)	0	0
Pay	6-Month EUR-EURIBOR	2.100	Annual	05/17/2024		300	(1)	(5)	(6)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		800	(2)	179	177	4	0
Pay	6-Month EUR-EURIBOR	2.000	Annual	09/21/2032		680	8	(62)	(54)	0	(4)
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	09/20/2033		1,000	10	(12)	(2)	7	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,500	9	73	82	0	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	8,800	0	10	10	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		3,700	0	4	4	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		3,600	0	4	4	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	9	(28)	(19)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	35	(105)	(70)	0	(1)
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	97	(215)	(118)	0	(2)
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		1,000	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		1,500	0	0	0	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	7.984%	Lunar	12/10/2027	MXN	2,900	$(22)	$25	$3	$0	$0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(86)	98	12	1	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	(8)	10	2	0	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	(5)	6	1	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	(15)	17	2	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	(15)	17	2	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		700	3	(1)	2	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		2,900	12	(6)	6	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		700	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		1,700	0	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	2	(3)	(1)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	1	(1)	0	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	1	(1)	0	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	(9)	10	1	0	0
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	100	0	(19)	(19)	0	0
Pay	UKRPI	4.140	Maturity	10/15/2031		100	0	(17)	(17)	0	0
Pay	UKRPI	4.250	Maturity	11/15/2031		100	0	(15)	(15)	0	0

							$(539)	$2,220	$1,681	$83	$(118)

Total Swap Agreements							$(474)	$2,486	$2,012	$154	$(118)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$34	$154	$188	$(59)	$(20)	$(118)	$(197)

(k)

Securities with an aggregate market value of $875 and cash of $1,970 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	07/2023		AUD	284	$		188	$0	$(1)
	07/2023	$		184		AUD	281	3	0
	08/2023			188			284	1	0
BOA	07/2023		KRW	26,144	$		20	0	0
	07/2023	$		499		AUD	767	12	0
	07/2023			43		EUR	40	1	0
	07/2023			520		MXN	9,570	38	0
	08/2023		JPY	109,192	$		792	29	0
	08/2023	$		292		NZD	460	0	(10)
	09/2023		JPY	114,000	$		814	14	0
	09/2023		TWD	2,893			95	2	0
	09/2023	$		164		KRW	207,387	0	(6)
BPS	07/2023		AUD	418	$		277	0	(2)
	07/2023		EUR	1,870			2,010	0	(30)
	07/2023		GBP	26			32	0	(1)
	07/2023		KRW	3,921			3	0	0
	07/2023	$		2,026		EUR	1,850	0	(8)
	07/2023			1,378		JPY	191,480	0	(51)
	08/2023		CNH	91	$		13	1	0
	08/2023		EUR	1,640			1,799	7	0
	08/2023		KRW	262,258			200	1	0
	08/2023		TWD	1,448			47	1	0
	08/2023	$		277		AUD	418	2	0
	08/2023			92		INR	7,559	0	0
	08/2023			872		JPY	125,457	1	0
	08/2023		ZAR	1,367	$		73	1	0
	09/2023	$		86		IDR	1,297,054	0	0
	10/2023		ZAR	4,516	$		243	5	0
BRC	07/2023		JPY	21,000			162	17	0
	07/2023		KRW	26,136			20	0	0
	08/2023		ZAR	1,654			90	2	0
	09/2023		IDR	2,320			0	0	0
	09/2023		JPY	37,000			270	11	0
CBK	07/2023		PEN	147			38	0	(3)
	07/2023	$		83		GBP	65	0	0
	07/2023			40		PEN	147	0	0
	08/2023		CAD	12	$		9	0	0
	08/2023		CNH	52			7	0	0
	08/2023		JPY	60,808			441	16	0
	08/2023		TWD	1,394			46	1	0
	08/2023	$		435		CLP	357,898	9	0
	08/2023			138		NOK	1,434	0	(4)
	09/2023		KRW	26,606	$		21	0	0
CLY	08/2023	$		155		NOK	1,627	0	(3)
DUB	07/2023		MXN	45	$		3	0	0
	07/2023		PEN	294			81	0	0
	07/2023	$		40		PEN	147	0	0
GLM	07/2023		KRW	10,457	$		8	0	0
	08/2023			126,262			96	0	0
	08/2023	$		141		INR	11,583	0	0
	08/2023			60		NOK	641	0	(1)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2023		TWD	2,691	$		88	$2	$$0
JPM	07/2023		JPY	65,208			456	4	0
	07/2023		MXN	52			3	0	0
	07/2023	$		260		AUD	398	5	0
	07/2023			3,233		GBP	2,557	14	0
	08/2023		CAD	20	$		15	0	0
	08/2023		GBP	2,557			3,234	0	(14)
	08/2023		KRW	277,798			211	0	0
	08/2023	$		456		JPY	64,931	0	(4)
	08/2023			22		NOK	237	0	0
	09/2023		KRW	74,123	$		57	1	0
	09/2023	$		1		IDR	7,713	0	0
	09/2023			302		PEN	1,111	3	0
	10/2023			498		MXN	8,741	3	0
	12/2023			105		INR	8,665	0	0
MBC	07/2023		EUR	20	$		21	0	0
	07/2023		GBP	2,596			3,214	0	(83)
	07/2023		JPY	20,000			153	14	0
	08/2023		NZD	620			378	0	(3)
	08/2023	$		66		INR	5,420	0	0
	09/2023		JPY	139,000	$		1,013	39	0
	09/2023	$		301		KRW	384,435	0	(9)
MYI	07/2023		IDR	77,864	$		5	0	0
	07/2023		MXN	52			3	0	0
	07/2023	$		5		IDR	77,864	0	0
	08/2023		TWD	1,565	$		52	1	0
	09/2023		IDR	77,931			5	0	0
	09/2023		KRW	142,862			110	1	0
	09/2023	$		48		IDR	713,660	0	0
	09/2023			338		KRW	432,044	0	(8)
NGF	08/2023		CNH	53	$		8	0	0
	08/2023	$		33		INR	2,710	0	0
	12/2023			339			27,977	0	0
RBC	07/2023		MXN	37	$		2	0	0
	08/2023			3,537			204	0	(1)
SCX	07/2023		AUD	417			277	0	(1)
	07/2023	$		368		AUD	562	7	0
	08/2023			277			417	1	0
	08/2023			102		NZD	163	0	(2)
	09/2023		KRW	25,852	$		20	0	0
	09/2023		TWD	2,417			79	2	0
	09/2023	$		661		IDR	9,841,783	0	(7)
	09/2023		ZAR	1,326	$		76	6	0
SSB	07/2023		JPY	9,000			68	6	0
	07/2023		KRW	19,609			15	0	0
	07/2023	$		40		PEN	147	0	0
	08/2023		PEN	147	$		40	0	0
	09/2023	$		2,254		BRL	11,427	106	0
	12/2023			18		INR	1,486	0	0
UAG	07/2023		AUD	1,114	$		742	3	(3)
	07/2023	$		147		AUD	225	3	0
	08/2023			743			1,114	3	(3)
	08/2023		ZAR	1,602	$		83	0	(1)

Total Forward Foreign Currency Contracts								$399	$(259)

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	200	$(1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	200	(1)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.380	07/31/2023	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.780	07/31/2023	100	0	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.070	07/10/2023	100	(1)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.370	07/10/2023	100	(1)	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.060	07/14/2023	100	(1)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.360	07/14/2023	100	(1)	0
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	07/06/2023	100	1	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	07/06/2023	100	1	0
BRC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	07/27/2023	100	1	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.850	07/27/2023	100	1	0
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	100	(1)	(2)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	200	(1)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	100	(1)	(2)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	200	(1)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	08/31/2023	200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.800	08/31/2023	200	(1)	(2)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	100	(1)	(2)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018%	10/20/2023	100	$(1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	200	(1)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	100	(1)	(2)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.250	07/20/2023	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	07/20/2023	100	0	0

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993%	10/11/2023	100	$(1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	100	(1)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.300	07/10/2023	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	07/10/2023	100	0	0
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	200	(1)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	200	(1)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	100	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	100	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	100	(1)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.270	07/24/2023	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.670	07/24/2023	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.260	07/26/2023	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.660	07/26/2023	100	0	(1)

							$(52)	$(69)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2053	$95.875	08/07/2023	500	$(3)	$(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2053	97.875	08/07/2023	500	(3)	(1)

					$(6)	$(4)

Total Written Options					$(58)	$(73)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.189%	$40	$(1)	$1	$0	$0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.401	300	(5)	8	3	0
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.401	200	(3)	5	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	2.132	100	(9)	4	0	(5)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.280	100	(1)	2	1	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	3.826	100	(11)	7	0	(4)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.280	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.769	100	0	1	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	1.029	400	(9)	9	0	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.143	200	(9)	2	0	(7)

							$(49)	$41	$8	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$4,000	$(86)	$70	$0	$(16)
MYC	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	5,700	(2)	(83)	0	(85)

						$(88)	$(13)	$0	$(101)

Total Swap Agreements						$(137)	$28	$8	$(117)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$4	$0	$0	$4	$(1)	$0	$0	$(1)	$3	$0	$3
BOA	96	0	0	96	(16)	(5)	0	(21)	75	0	75
BPS	19	0	0	19	(92)	0	0	(92)	(73)	0	(73)
BRC	30	0	0	30	0	0	0	0	30	0	30
CBK	26	0	3	29	(7)	(2)	0	(9)	20	0	20
CLY	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
DUB	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
FAR	$0	$0	$0	$0	$0	$(8)	$0	$(8)	$(8)	$0	$(8)
GLM	2	0	0	2	(1)	(33)	0	(34)	(32)	0	(32)
GST	0	0	3	3	0	0	(25)	(25)	(22)	0	(22)
JPM	30	0	0	30	(18)	0	0	(18)	12	0	12
MBC	53	0	0	53	(95)	0	0	(95)	(42)	0	(42)
MYC	0	0	2	2	0	(2)	(92)	(94)	(92)	0	(92)
MYI	2	0	0	2	(8)	0	0	(8)	(6)	0	(6)
NGF	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SAL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
SCX	16	0	0	16	(10)	0	0	(10)	6	0	6
SSB	112	0	0	112	0	0	0	0	112	0	112
UAG	9	0	0	9	(7)	0	0	(7)	2	0	2

Total Over the Counter	$399	$0	$8	$407	$(259)	$(73)	$(117)	$(449)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$34	$34
Swap Agreements	0	71	0	0	83	154

	$0	$71	$0	$0	$117	$188

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$399	$0	$399
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$399	$0	$407

	$0	$79	$0	$399	$117	$595

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$59	$59
Futures	0	0	0	0	20	20
Swap Agreements	0	0	0	0	118	118

	$0	$0	$0	$0	$197	$197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$259	$0	$259
Written Options	0	0	0	0	73	73
Swap Agreements	0	117	0	0	0	117

	$0	$117	$0	$259	$73	$449

	$0	$117	$0	$259	$270	$646

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	(628)	(628)
Swap Agreements	0	599	0	0	1,672	2,271

	$0	$599	$0	$0	$1,056	$1,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$612	$0	$612
Written Options	0	4	0	0	117	121
Swap Agreements	0	101	1	0	0	102

	$0	$105	$1	$612	$117	$835

	$0	$704	$1	$612	$1,173	$2,490

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	0	0	23	23
Swap Agreements	0	969	0	0	(691)	278

	$0	$969	$0	$0	$(676)	$293

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5)	$0	$(5)
Written Options	0	(1)	0	0	149	148
Swap Agreements	0	65	5	0	8	78

	$0	$64	$5	$(5)	$157	$221

	$0	$1,033	$5	$(5)	$(519)	$514

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$215	$0	$215
United States	0	12,392	20	12,412
Loan Participations and Assignments
Luxembourg	0	52	0	52
Panama	0	393	0	393
United Kingdom	0	0	347	347
United States	0	986	220	1,206
Common Stocks
Australia
Consumer Staples	0	129	0	129
Materials	0	3,682	0	3,682
Austria
Financials	0	302	0	302
Belgium
Financials	0	212	0	212
Brazil
Consumer Staples	379	0	0	379
Energy	644	0	0	644
Financials	331	0	0	331
Materials	485	0	0	485
Canada
Financials	338	0	0	338
Chile
Financials	119	0	0	119
China
Energy	0	363	0	363
Financials	0	1,919	0	1,919
Industrials	0	246	0	246
Information Technology	0	191	0	191
Czech Republic
Utilities	183	0	0	183

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Denmark
Industrials	$0	$134	$0	$134
France
Financials	0	1,458	0	1,458
Industrials	0	1,216	0	1,216
Utilities	0	353	0	353
Germany
Industrials	0	284	0	284
Materials	0	405	0	405
Greece
Consumer Discretionary	0	114	0	114
Indonesia
Communication Services	0	309	0	309
Financials	0	116	0	116
Industrials	0	226	0	226
Ireland
Materials	0	1,009	0	1,009
Italy
Financials	0	1,010	0	1,010
Utilities	0	859	0	859
Japan
Communication Services	0	588	0	588
Consumer Discretionary	0	827	0	827
Consumer Staples	0	1,009	0	1,009
Health Care	0	807	0	807
Industrials	0	1,552	0	1,552
Luxembourg
Financials	0	0	67	67
Industrials	0	0	42	42
Mexico
Consumer Staples	135	0	0	135
Materials	119	0	0	119
Netherlands
Consumer Discretionary	0	989	0	989
Financials	0	232	0	232
Information Technology	511	0	0	511
Norway
Energy	0	377	0	377
Materials	0	145	0	145
Poland
Financials	0	139	0	139
Portugal
Consumer Staples	0	190	0	190
South Africa
Financials	0	648	0	648
Materials	0	107	0	107
South Korea
Consumer Discretionary	0	444	0	444
Financials	0	134	0	134
Spain
Consumer Discretionary	0	965	0	965
Financials	0	1,159	0	1,159
Utilities	0	290	0	290
Sweden
Industrials	0	273	0	273
Switzerland
Consumer Discretionary	195	0	0	195
Consumer Staples	0	152	0	152
Health Care	0	3,854	0	3,854

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Information Technology	$0	$55	$0	$55
Materials	0	934	0	934
Taiwan
Information Technology	0	2,313	0	2,313
Turkey
Consumer Staples	0	92	0	92
Energy	0	104	0	104
United Kingdom
Consumer Staples	0	1,083	0	1,083
Financials	0	603	0	603
Health Care	0	762	0	762
Industrials	0	900	0	900
Materials	0	890	0	890
United States
Communication Services	1,302	0	18	1,320
Consumer Discretionary	1,308	0	0	1,308
Consumer Staples	8,178	0	0	8,178
Energy	2,698	0	0	2,698
Financials	5,090	0	0	5,090
Health Care	9,600	0	0	9,600
Industrials	3,121	0	171	3,292
Information Technology	7,366	0	0	7,366
Corporate Bonds & Notes
Bermuda
Industrials	0	2	0	2
Cayman Islands
Banking & Finance	0	3	0	3
France
Banking & Finance	0	809	0	809
Germany
Banking & Finance	0	166	0	166
Ireland
Industrials	0	296	0	296
Italy
Banking & Finance	0	372	0	372
Japan
Industrials	0	762	0	762
Luxembourg
Banking & Finance	0	0	24	24
Industrials	0	190	0	190
Peru
Banking & Finance	0	27	0	27
Switzerland
Banking & Finance	0	1,179	0	1,179
United Kingdom
Banking & Finance	0	1,540	0	1,540
Industrials	0	369	0	369
United States
Banking & Finance	0	268	0	268
Industrials	0	1,948	0	1,948
Utilities	0	1,433	0	1,433
Venezuela
Industrials	0	12	0	12
Non-Agency Mortgage-Backed Securities
Ireland	0	643	0	643
United Kingdom	0	2,655	0	2,655
United States	0	11,608	76	11,684
Municipal Bonds & Notes
Illinois	0	19	0	19
Puerto Rico	0	59	0	59

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2023	51

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

June 30, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Preferred Stocks
Brazil
Energy	$735	$0	$0	$735
Chile
Materials	260	0	0	260
Germany
Consumer Discretionary	0	169	0	169
United Kingdom
Financials	0	165	0	165
Real Estate Investment Trusts
United States
Real Estate	8,748	0	0	8,748
Rights
Luxembourg
Financials	0	0	2	2
Sovereign Issues
Argentina	0	379	0	379
Peru	0	3	0	3
South Africa	0	530	0	530
Turkey	0	352	0	352
Venezuela	0	4	0	4
U.S. Government Agencies
United States	0	39,497	0	39,497
U.S. Treasury Obligations
United States	0	17,086	0	17,086
Warrants
Luxembourg
Financials	0	0	2	2
United States
Information Technology	0	0	1	1
Short-Term Instruments
Repurchase Agreements	0	1,383	0	1,383
Japan Treasury Bills	0	3,535	0	3,535
Argentina Treasury Bills	0	45	0	45

	$51,845	$138,700	$990	$191,535

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,363	$0	$0	$13,363

Total Investments	$65,208	$138,700	$990	$204,898

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	17	171	0	188
Over the counter	0	407	0	407

	$17	$578	$0	$595

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(197)	0	(197)
Over the counter	0	(449)	0	(449)

	$0	$(646)	$0	$(646)

Total Financial Derivative Instruments	$17	$(68)	$0	$(51)

Totals	$65,225	$138,632	$990	$204,847

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2023

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

The Fund may invest in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Funds, each an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other unaffiliated funds and exchange-traded funds (collectively, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of

ANNUAL REPORT	JUNE 30, 2023	53

Notes to Financial Statements (Cont.)

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses,

54	PIMCO EQUITY SERIES

June 30, 2023

where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

ANNUAL REPORT	JUNE 30, 2023	55

Notes to Financial Statements (Cont.)

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will

56	PIMCO EQUITY SERIES

June 30, 2023

change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value

ANNUAL REPORT	JUNE 30, 2023	57

Notes to Financial Statements (Cont.)

of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund

58	PIMCO EQUITY SERIES

June 30, 2023

normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

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Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

60	PIMCO EQUITY SERIES

June 30, 2023

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt

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Notes to Financial Statements (Cont.)

instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2023 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$11,603	$38,849	$(37,115)	$3	$23	$13,363	$549	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and

62	PIMCO EQUITY SERIES

June 30, 2023

risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In

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Notes to Financial Statements (Cont.)

certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs

64	PIMCO EQUITY SERIES

June 30, 2023

are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of June 30, 2023, as applicable, are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and

66	PIMCO EQUITY SERIES

June 30, 2023

they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may

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Notes to Financial Statements (Cont.)

not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices.

68	PIMCO EQUITY SERIES

June 30, 2023

Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified

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Notes to Financial Statements (Cont.)

date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may

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value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying

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Notes to Financial Statements (Cont.)

securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

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Notes to Financial Statements (Cont.)

Allocation Risk  is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short- term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small- capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over- the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally- cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR.

Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising

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Notes to Financial Statements (Cont.)

from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset

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value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	JUNE 30, 2023	79

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

80	PIMCO EQUITY SERIES

June 30, 2023

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.44%	0.25%	0.35%	0.45%*(1)	0.35%	0.35%

(1)

PIMCO has contractually agreed, through October 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended June 30, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders

ANNUAL REPORT	JUNE 30, 2023	81

Notes to Financial Statements (Cont.)

upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2023, the Distributor retained $23,380 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was

82	PIMCO EQUITY SERIES

June 30, 2023

originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO As of June 30, 2023, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

13	14	10	37

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2023, the amount was $10,098.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2023, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2023 there were no waived amounts.

ANNUAL REPORT	JUNE 30, 2023	83

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended June 30, 2023, were as follows (amounts in thousands†):

Purchases	Sales	Realized Gain/(Loss)

$0	$155	$(18)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

84	PIMCO EQUITY SERIES

June 30, 2023

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2023, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$520,513	$491,747	$89,327	$96,614

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	662	$7,569	705	$8,804

I-2	257	2,921	868	10,873

Class A	1,360	15,469	1,504	18,602

Class C	330	3,756	375	4,638

Issued as reinvestment of distributions

Institutional Class	80	905	71	892

I-2	69	777	35	436

Class A	552	6,221	272	3,395

Class C	67	755	32	395

Cost of shares redeemed

Institutional Class	(299)	(3,403)	(2,216)	(27,101)

I-2	(535)	(6,112)	(887)	(11,108)

Class A	(1,933)	(21,881)	(1,892)	(23,450)

Class C	(561)	(6,374)	(564)	(7,015)

Net increase (decrease) resulting from Fund share transactions	49	$603	(1,697)	$(20,639)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	JUNE 30, 2023	85

Notes to Financial Statements (Cont.)

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Dividend and Income Fund	$1,419	$0	$1,190	$(10)	$(92,631)	$0	$0	$(90,032)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through June 30, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through June 30, 2023 and Ordinary losses realized during the period January 1, 2023 through June 30, 2023 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dividend and Income Fund	$69,382	$23,249

†	A zero balance may reflect actual amounts rounding to less than one thousand.

86	PIMCO EQUITY SERIES

June 30, 2023

As of June 30, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dividend and Income Fund	$205,566	$15,750	$(14,580)	$1,170

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, and short positions.

For the fiscal years ended June 30, 2023 and June 30, 2022, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	June 30, 2023			June 30, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dividend and Income Fund	$10,111	$0	$0	$5,925	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2023	87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO Dividend and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Dividend and Income Fund (one of the funds constituting PIMCO Equity Series®, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statement of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2023

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

88	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CDI	Natixis Singapore	NGF	Nomura Global Financial Products, Inc.
CLY	Crédit Agricole Corporate and Investment Bank	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
EUR	Euro	TWD	Taiwanese Dollar
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	PRIME	Daily US Prime Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
BRL-CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	JUNE 30, 2023	89

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Dividend and Income Fund	23.15%	60.55%	$10,111	$0	$2,606

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Dividend and Income Fund	3.51%

90	PIMCO EQUITY SERIES

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Dividend and Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0974	$0.0000	$0.0000	$0.0974

June 2023	$0.1007	$0.0000	$0.0000	$0.1007

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0948	$0.0000	$0.0000	$0.0948

June 2023	$0.0979	$0.0000	$0.0000	$0.0979

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0891	$0.0000	$0.0000	$0.0891

June 2023	$0.0908	$0.0000	$0.0000	$0.0908

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0720	$0.0000	$0.0000	$0.0720

June 2023	$0.0685	$0.0000	$0.0000	$0.0685

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	JUNE 30, 2023	91

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

(*)	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
(1)	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

92	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	JUNE 30, 2023	93

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.
(*)	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

94	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	JUNE 30, 2023	95

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

96	PIMCO EQUITY SERIES

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023 the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2023.

ANNUAL REPORT	JUNE 30, 2023	97

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES3001AR_063023

PIMCO EQUITY SERIES®

Annual Report

June 30, 2023

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend 2065 Fund

PIMCO REALPATH® Blend Income Fund

		Page

Market Insights		2

Important Information About the Funds		3

Expense Examples		28

Financial Highlights		30

Statements of Assets and Liabilities		38

Statements of Operations		42

Statements of Changes in Net Assets		44

Notes to Financial Statements		76

Report of Independent Registered Public Accounting Firm		99

Glossary		100

Federal Income Tax Information		101

Distribution Information		102

Management of the Trust		106

Privacy Policy		109

Liquidity Risk Management Program		110

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2025 Fund	8	46

PIMCO REALPATH® Blend 2030 Fund	10	50

PIMCO REALPATH® Blend 2035 Fund	12	54

PIMCO REALPATH® Blend 2040 Fund	14	57

PIMCO REALPATH® Blend 2045 Fund	16	60

PIMCO REALPATH® Blend 2050 Fund	18	63

PIMCO REALPATH® Blend 2055 Fund	20	66

PIMCO REALPATH® Blend 2060 Fund	22	69

PIMCO REALPATH® Blend 2065 Fund	24	71

PIMCO REALPATH® Blend Income Fund	26	73

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended June 30, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

Amid elevated inflation in many countries during the reporting period, the global economy faced challenges from higher interest rates, tighter credit conditions stemming from the turmoil in the banking sector (especially in the United States (“U.S.”)), and geopolitical concerns. While the U.S. economy showed signs of resilience, some European economies experienced slower growth over the reporting period.

Continued central bank efforts to combat inflation

While inflation remained elevated over the reporting period, many central banks raised interest rates to rein in rising prices. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate at 10 consecutive meetings, beginning in March 2022 through May 2023. In June 2023, the Fed then paused from raising rates in order to “assess additional information and its implications for monetary policy.” Meanwhile, the Bank of England and European Central Bank raised interest rates for the 13th and eighth consecutive time, respectively, as of June 2023. In contrast, the Bank of Japan maintained its accommodative monetary policy stance.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury rose over the reporting period, as did 10-year bond yields in most other developed market countries. The overall global credit bond market delivered positive total returns. Higher-rated global bonds underperformed lower-rated bonds. Global equities rallied, while commodity prices were volatile and produced mixed returns. The U.S. dollar weakened against the euro and the British pound, but appreciated against the Japanese yen.

Amid evolving conditions, we will continue to work diligently to navigate global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals, and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Total Returns of Certain Asset Classes for the Period Ended June 30, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	19.59%

Global equities (MSCI World Index, USD)	18.51%

European equities (MSCI Europe Index, EUR)	16.72%

Emerging market equities (MSCI Emerging Markets Index, EUR)	1.75%

Japanese equities (Nikkei 225 Index, JPY)	28.61%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	11.38%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.85%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	9.48%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	1.36%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	0.07%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EQUITY SERIES

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund, PIMCO REALPATH® Blend 2065 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

ANNUAL REPORT	|	JUNE 30, 2023	3

Important Information About the Funds	(Cont.)

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other

4	PIMCO EQUITY SERIES

services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	N/A	Diversified
PIMCO REALPATH® Blend 2065 Fund	12/30/22	12/30/22	12/30/22	12/30/22	N/A	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

ANNUAL REPORT	|	JUNE 30, 2023	5

Important Information About the Funds	(Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at

www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and a certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80%

6	PIMCO EQUITY SERIES

investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024

ANNUAL REPORT	|	JUNE 30, 2023	7

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	7.05%	5.23%	5.37%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	6.74%	4.96%	5.10%
PIMCO REALPATH® Blend 2025 Fund Class A	6.51%	4.74%	4.87%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	0.69%	3.55%	4.17%
S&P Target Date 2025 Index±	8.95%	5.17%	5.61%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.32% for the Institutional Class shares, 0.57% for the Administrative Class shares, and 0.77% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	18.8%
Vanguard Developed Markets Index Fund ‘Institutional’	15.5%
PIMCO Income Fund	13.3%
PIMCO Total Return Fund	11.3%
PIMCO Long-Term Real Return Fund	10.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	6.9%
PIMCO Long-Term U.S. Government Fund	5.3%
PIMCO Real Return Fund	4.0%
PIMCO Emerging Markets Local Currency and Bond Fund	3.0%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to high yield bonds contributed to absolute performance, as high yield bonds posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	9

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	8.80%	5.76%	5.96%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	8.56%	5.49%	5.70%
PIMCO REALPATH® Blend 2030 Fund Class A	8.30%	5.24%	5.45%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	2.31%	4.06%	4.75%
S&P Target Date 2030 Index±	10.63%	5.80%	6.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.26% for the Institutional Class shares, 0.51% for the Administrative Class shares, and 0.71% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	27.1%
Vanguard Developed Markets Index Fund ‘Institutional’	18.0%
PIMCO Income Fund	9.0%
PIMCO Long-Term Real Return Fund	8.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.5%
PIMCO Total Return Fund	7.4%
PIMCO Long-Term U.S. Government Fund	5.2%
PIMCO Real Return Fund	3.1%
PIMCO Emerging Markets Local Currency and Bond Fund	2.4%
Vanguard Small-Cap Index Fund ‘Institutional’	2.0%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	11

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	11.26%	6.48%	6.52%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	11.04%	6.22%	6.24%
PIMCO REALPATH® Blend 2035 Fund Class A	10.79%	5.96%	6.00%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	4.72%	4.76%	5.29%
S&P Target Date 2035 Index±	12.37%	6.48%	6.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares, and 0.68% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

12	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	33.2%
Vanguard Developed Markets Index Fund ‘Institutional’	21.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.3%
PIMCO Income Fund	6.7%
PIMCO Long-Term Real Return Fund	6.5%
PIMCO Total Return Fund	5.6%
PIMCO Long-Term U.S. Government Fund	3.7%
Vanguard Small-Cap Index Fund ‘Institutional’	2.8%
PIMCO Real Return Fund	2.1%
PIMCO Emerging Markets Local Currency and Bond Fund	1.9%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	13

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	12.55%	6.96%	6.93%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	12.25%	6.69%	6.66%
PIMCO REALPATH® Blend 2040 Fund Class A	12.08%	6.46%	6.41%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	5.90%	5.26%	5.71%
S&P Target Date 2040 Index±	13.92%	7.00%	7.34%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.20% for the Institutional Class shares, 0.45% for the Administrative Class shares, and 0.65% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

14	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	38.1%
Vanguard Developed Markets Index Fund ‘Institutional’	24.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.8%
PIMCO Income Fund	4.8%
PIMCO Total Return Fund	4.3%
PIMCO Long-Term Real Return Fund	4.2%
Vanguard Small-Cap Index Fund ‘Institutional’	3.0%
PIMCO Long-Term U.S. Government Fund	2.3%
PIMCO Emerging Markets Local Currency and Bond Fund	1.6%
PIMCO Real Return Fund	1.2%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	15

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	13.48%	7.35%	7.17%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	13.25%	7.08%	6.90%
PIMCO REALPATH® Blend 2045 Fund Class A	12.97%	6.81%	6.63%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	6.71%	5.60%	5.93%
S&P Target Date 2045 Index±	15.04%	7.33%	7.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.16% for the Institutional Class shares, 0.41% for the Administrative Class shares, and 0.61% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

16	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	41.6%
Vanguard Developed Markets Index Fund ‘Institutional’	27.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.9%
Vanguard Small-Cap Index Fund ‘Institutional’	3.3%
PIMCO Income Fund	2.7%
PIMCO Total Return Fund	2.7%
PIMCO Long-Term Real Return Fund	2.0%
PIMCO Long-Term U.S. Government Fund	1.8%
PIMCO Emerging Markets Local Currency and Bond Fund	1.1%
PIMCO Real Return Fund	0.8%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S Treasuries posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	17

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	14.23%	7.57%	7.36%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	13.93%	7.28%	7.08%
PIMCO REALPATH® Blend 2050 Fund Class A	13.78%	7.05%	6.83%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	7.51%	5.84%	6.12%
S&P Target Date 2050 Index±	15.51%	7.47%	7.82%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.14% for the Institutional Class shares, 0.39% for the Administrative Class shares, and 0.59% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

18	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	44.2%
Vanguard Developed Markets Index Fund ‘Institutional’	29.8%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.9%
Vanguard Small-Cap Index Fund ‘Institutional’	3.8%
PIMCO Income Fund	1.9%
PIMCO Total Return Fund	1.9%
PIMCO Long-Term Real Return Fund	1.3%
PIMCO Long-Term U.S. Government Fund	1.2%
PIMCO Emerging Markets Local Currency and Bond Fund	0.4%
PIMCO Real Return Fund	0.4%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	19

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	14.69%	7.60%	7.35%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	14.45%	7.33%	7.09%
PIMCO REALPATH® Blend 2055 Fund Class A	14.14%	7.08%	6.81%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	7.83%	5.87%	6.10%
S&P Target Date 2055 Index±	15.64%	7.52%	7.89%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.13% for the Institutional Class shares, 0.38% for the Administrative Class shares, and 0.58% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

20	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	45.2%
Vanguard Developed Markets Index Fund ‘Institutional’	30.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.8%
Vanguard Small-Cap Index Fund ‘Institutional’	4.2%
PIMCO Income Fund	1.4%
PIMCO Total Return Fund	1.4%
PIMCO Long-Term Real Return Fund	0.9%
PIMCO Long-Term U.S. Government Fund	0.8%
PIMCO Real Return Fund	0.3%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	21

PIMCO REALPATH® Blend 2060 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	Fund Inception (12/31/19)
PIMCO REALPATH® Blend 2060 Fund Institutional Class	14.69%	6.75%
PIMCO REALPATH® Blend 2060 Fund Administrative Class	14.53%	6.51%
PIMCO REALPATH® Blend 2060 Fund Class A	14.09%	6.25%
PIMCO REALPATH® Blend 2060 Fund Class A (adjusted)	7.80%	4.55%
S&P Target Date 2060+ Index±	15.73%	6.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.14% for the Institutional Class shares, 0.39% for the Administrative Class shares, and 0.59% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

22	PIMCO EQUITY SERIES

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	46.8%
Vanguard Developed Markets Index Fund ‘Institutional’	30.4%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.0%
Vanguard Small-Cap Index Fund ‘Admiral’	4.5%
PIMCO Income Fund	1.0%
PIMCO Total Return Fund	1.0%
PIMCO Long-Term Real Return Fund	0.7%
PIMCO Long-Term U.S. Government Fund	0.7%
PIMCO Real Return Fund	0.4%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	23

PIMCO REALPATH® Blend 2065 Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2065 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

Fund Inception (12/30/22)*
PIMCO REALPATH® Blend 2065 Fund Institutional Class	12.29%
PIMCO REALPATH® Blend 2065 Fund Administrative Class	12.14%
PIMCO REALPATH® Blend 2065 Fund Class A	11.99%
PIMCO REALPATH® Blend 2065 Fund Class A (adjusted)	5.85%
S&P Target Date 2065 Index±	11.92%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.35% for the Institutional Class shares, 0.60% for the Administrative Class shares, and 0.80% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

24	PIMCO EQUITY SERIES

Institutional Class - PBLIX	Administrative Class - PBLMX	Class A - PBLLX

Top 10 Holdings as of June 30, 2023†§

Vanguard Institutional Index Fund ‘Institutional’	47.7%
Vanguard Developed Markets Index Fund ‘Admiral’	31.4%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10.2%
Vanguard Small-Cap Index Fund ‘Admiral’	4.6%
PIMCO Total Return Fund	0.8%
PIMCO Income Fund	0.8%
PIMCO Long-Term Real Return Fund	0.8%
PIMCO Long-Term U.S. Government Fund	0.7%
PIMCO Real Return Fund	0.5%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to U.S. small cap equities contributed to absolute performance, as U.S. small cap equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2023	25

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	6.10%	4.54%	4.73%
PIMCO REALPATH® Blend Income Fund Administrative Class	5.86%	4.29%	4.48%
PIMCO REALPATH® Blend Income Fund Class A	5.59%	4.04%	4.22%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(0.18)%	2.88%	3.54%
S&P Target Date Retirement Income Index±	5.87%	3.46%	3.57%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.36% for the Institutional Class shares, 0.61% for the Administrative Class shares, and 0.81% for the Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

26	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of June 30, 2023†§

PIMCO Income Fund	15.7%
Vanguard Institutional Index Fund ‘Institutional’	15.2%
Vanguard Developed Markets Index Fund ‘Institutional’	14.8%
PIMCO Total Return Fund	13.4%
PIMCO Long-Term Real Return Fund	10.5%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	6.2%
PIMCO Long-Term U.S. Government Fund	5.2%
PIMCO Real Return Fund	4.6%
PIMCO Emerging Markets Local Currency and Bond Fund	3.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2.9%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large cap equities contributed to absolute performance, as U.S. large cap equities posted positive returns.

»	Exposure to global equities contributed to absolute performance, as global equities posted positive returns.

»	Exposure to emerging market bonds contributed to absolute performance, as emerging market bonds posted positive returns.

»	Exposure to high yield bonds contributed to absolute performance, as high yield bonds posted positive returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

»	Exposure to long-term Treasury Inflation Protected Securities (“TIPS”) detracted from absolute performance, as long-term TIPS posted negative returns.

»	Exposure to U.S. core bonds detracted from absolute performance, as U.S. core bonds posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	27

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2023 to June 30, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,073.00	$0.21	$1,000.00	$1,024.60	$0.20	0.04%
Administrative Class	1,000.00	1,071.10	1.49	1,000.00	1,023.36	1.45	0.29
Class A	1,000.00	1,071.10	2.52	1,000.00	1,022.36	2.46	0.49

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,086.50	$0.21	$1,000.00	$1,024.60	$0.20	0.04%
Administrative Class	1,000.00	1,084.50	1.50	1,000.00	1,023.36	1.45	0.29
Class A	1,000.00	1,083.00	2.53	1,000.00	1,022.36	2.46	0.49

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,099.50	$0.26	$1,000.00	$1,024.55	$0.25	0.05%
Administrative Class	1,000.00	1,098.70	1.56	1,000.00	1,023.31	1.51	0.30
Class A	1,000.00	1,096.40	2.60	1,000.00	1,022.32	2.51	0.50

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,108.20	$0.31	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,106.50	1.62	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,105.80	2.66	1,000.00	1,022.27	2.56	0.51

28	PIMCO EQUITY SERIES

		Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,115.30	$0.31	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,114.30	1.63	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,112.50	2.67	1,000.00	1,022.27	2.56	0.51

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,120.00	$0.32	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,118.20	1.63	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,116.90	2.68	1,000.00	1,022.27	2.56	0.51

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,121.60	$0.32	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,120.50	1.63	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,119.30	2.68	1,000.00	1,022.27	2.56	0.51

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	$1,000.00	$1,122.20	$0.32	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,121.80	1.63	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,119.70	2.68	1,000.00	1,022.27	2.56	0.51

PIMCO REALPATH® Blend 2065 Fund
Institutional Class	$1,000.00	$1,122.90	$0.26	$1,000.00	$1,024.55	$0.25	0.05%
Administrative Class	1,000.00	1,121.40	1.58	1,000.00	1,023.31	1.51	0.30
Class A	1,000.00	1,119.90	2.63	1,000.00	1,022.32	2.51	0.50

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,065.70	$0.20	$1,000.00	$1,024.60	$0.20	0.04%
Administrative Class	1,000.00	1,064.60	1.48	1,000.00	1,023.36	1.45	0.29
Class A	1,000.00	1,063.10	2.51	1,000.00	1,022.36	2.46	0.49

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	JUNE 30, 2023	29

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

06/30/2023	$11.29	$0.44	$0.31	$0.75	$(0.31)	$(0.19)	$(0.50)

06/30/2022	13.50	0.44	(2.16)	(1.72)	(0.37)	(0.12)	(0.49)

06/30/2021	11.71	0.36	2.25	2.61	(0.65)	(0.17)	(0.82)

06/30/2020	11.33	0.36	0.36	0.72	(0.34)	0.00	(0.34)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	(0.50)
Administrative Class

06/30/2023	11.25	0.42	0.32	0.74	(0.29)	(0.19)	(0.48)

06/30/2022	13.47	0.41	(2.17)	(1.76)	(0.34)	(0.12)	(0.46)

06/30/2021	11.69	0.32	2.25	2.57	(0.62)	(0.17)	(0.79)

06/30/2020	11.31	0.34	0.36	0.70	(0.32)	0.00	(0.32)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	(0.48)
Class A

06/30/2023	11.25	0.38	0.32	0.70	(0.26)	(0.19)	(0.45)

06/30/2022	13.46	0.37	(2.15)	(1.78)	(0.31)	(0.12)	(0.43)

06/30/2021	11.68	0.28	2.27	2.55	(0.60)	(0.17)	(0.77)

06/30/2020	11.31	0.31	0.35	0.66	(0.29)	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	(0.45)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

06/30/2023	$11.69	$0.41	$0.58	$0.99	$(0.28)	$(0.18)	$(0.46)

06/30/2022	14.09	0.41	(2.30)	(1.89)	(0.34)	(0.17)	(0.51)

06/30/2021	11.76	0.34	2.69	3.03	(0.55)	(0.15)	(0.70)

06/30/2020	11.54	0.35	0.22	0.57	(0.33)	(0.02)	(0.35)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	(0.58)
Administrative Class

06/30/2023	11.66	0.38	0.58	0.96	(0.25)	(0.18)	(0.43)

06/30/2022	14.06	0.38	(2.30)	(1.92)	(0.31)	(0.17)	(0.48)

06/30/2021	11.75	0.30	2.68	2.98	(0.52)	(0.15)	(0.67)

06/30/2020	11.52	0.33	0.22	0.55	(0.30)	(0.02)	(0.32)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	(0.55)
Class A

06/30/2023	11.62	0.36	0.58	0.94	(0.23)	(0.18)	(0.41)

06/30/2022	14.02	0.35	(2.30)	(1.95)	(0.28)	(0.17)	(0.45)

06/30/2021	11.71	0.27	2.68	2.95	(0.49)	(0.15)	(0.64)

06/30/2020	11.50	0.29	0.22	0.51	(0.28)	(0.02)	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	(0.53)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

06/30/2023	$12.08	$0.39	$0.94	$1.33	$(0.25)	$(0.16)	$(0.41)

06/30/2022	14.54	0.39	(2.34)	(1.95)	(0.34)	(0.17)	(0.51)

06/30/2021	11.65	0.31	3.11	3.42	(0.44)	(0.09)	(0.53)

06/30/2020	11.58	0.33	0.08	0.41	(0.32)	(0.02)	(0.34)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	(0.71)
Administrative Class

06/30/2023	12.05	0.36	0.94	1.30	(0.22)	(0.16)	(0.38)

06/30/2022	14.51	0.35	(2.33)	(1.98)	(0.31)	(0.17)	(0.48)

06/30/2021	11.63	0.27	3.11	3.38	(0.41)	(0.09)	(0.50)

06/30/2020	11.57	0.31	0.06	0.37	(0.29)	(0.02)	(0.31)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	(0.68)
Class A

06/30/2023	12.08	0.33	0.95	1.28	(0.20)	(0.16)	(0.36)

06/30/2022	14.55	0.32	(2.34)	(2.02)	(0.28)	(0.17)	(0.45)

06/30/2021	11.67	0.24	3.11	3.35	(0.38)	(0.09)	(0.47)

06/30/2020	11.61	0.27	0.08	0.35	(0.27)	(0.02)	(0.29)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	(0.65)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.54	6.87%	$403,689	0.03%		0.03%		0.03%		0.03%		3.89%	23%

11.29	(13.29)	211,435	0.04		0.04		0.04		0.04		3.35	21

13.50	22.73	220,130	0.04		0.04		0.04		0.04		2.78	20

11.71	6.41	80,067	0.04		0.05		0.04		0.05		3.18	39

11.33	6.53	31,946	0.04		0.05		0.04		0.05		3.26	47

11.51	6.74	28,348	0.28		0.28		0.28		0.28		3.71	23

11.25	(13.60)	25,795	0.29		0.29		0.29		0.29		3.11	21

13.47	22.40	29,727	0.29		0.29		0.29		0.29		2.53	20

11.69	6.19	28,587	0.29		0.30		0.29		0.30		2.99	39

11.31	6.29	21,086	0.29		0.30		0.29		0.30		2.88	47

11.50	6.41	5,844	0.48		0.48		0.48		0.48		3.40	23

11.25	(13.73)	6,905	0.51	(f)	0.51	(f)	0.51	(f)	0.51	(f)	2.85	21

13.46	22.18	10,114	0.54		0.54		0.54		0.54		2.21	20

11.68	5.88	6,420	0.54		0.55		0.54		0.55		2.68	39

11.31	6.03	5,462	0.54		0.55		0.54		0.55		2.63	47

$12.22	8.71%	$510,421	0.03%		0.03%		0.03%		0.03%		3.46%	18%

11.69	(13.97)	239,698	0.04		0.04		0.04		0.04		3.04	22

14.09	26.14	239,041	0.04		0.04		0.04		0.04		2.59	26

11.76	4.89	105,414	0.05		0.06		0.05		0.06		3.00	28

11.54	6.84	52,133	0.05		0.06		0.05		0.06		3.08	40

12.19	8.47	25,901	0.28		0.28		0.28		0.28		3.22	18

11.66	(14.20)	30,094	0.29		0.29		0.29		0.29		2.77	22

14.06	25.71	33,946	0.29		0.29		0.29		0.29		2.31	26

11.75	4.76	27,583	0.30		0.31		0.30		0.31		2.81	28

11.52	6.50	21,469	0.30		0.31		0.30		0.31		2.71	40

12.15	8.30	8,479	0.48		0.48		0.48		0.48		3.02	18

11.62	(14.42)	7,847	0.51	(f)	0.51	(f)	0.51	(f)	0.51	(f)	2.56	22

14.02	25.53	9,243	0.54		0.54		0.54		0.54		2.04	26

11.71	4.41	6,494	0.55		0.56		0.55		0.56		2.50	28

11.50	6.28	5,774	0.55		0.56		0.55		0.56		2.52	40

$13.00	11.26%	$488,420	0.04%		0.04%		0.04%		0.04%		3.16%	18%

12.08	(14.03)	215,450	0.05		0.05		0.05		0.05		2.78	17

14.54	29.68	193,069	0.04		0.05		0.04		0.05		2.32	21

11.65	3.47	76,525	0.06		0.07		0.06		0.07		2.85	34

11.58	6.67	42,033	0.06		0.07		0.06		0.07		2.94	24

12.97	11.04	33,173	0.29		0.29		0.29		0.29		2.94	18

12.05	(14.26)	25,937	0.30		0.30		0.30		0.30		2.52	17

14.51	29.36	28,579	0.29		0.30		0.29		0.30		2.05	21

11.63	3.15	22,984	0.31		0.32		0.31		0.32		2.66	34

11.57	6.43	18,672	0.31		0.32		0.31		0.32		2.58	24

13.00	10.79	8,308	0.49		0.49		0.49		0.49		2.69	18

12.08	(14.46)	6,983	0.52	(f)	0.52	(f)	0.52	(f)	0.52	(f)	2.29	17

14.55	28.97	7,914	0.54		0.55		0.54		0.55		1.80	21

11.67	2.95	6,109	0.56		0.57		0.56		0.57		2.36	34

11.61	6.15	5,062	0.56		0.57		0.56		0.57		2.33	24

ANNUAL REPORT	|	JUNE 30, 2023	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

06/30/2023	$12.40	$0.37	$1.15	$1.52	$(0.22)	$(0.16)	$(0.38)

06/30/2022	14.96	0.38	(2.42)	(2.04)	(0.35)	(0.17)	(0.52)

06/30/2021	11.68	0.30	3.46	3.76	(0.41)	(0.07)	(0.48)

06/30/2020	11.71	0.31	0.02	0.33	(0.34)	(0.02)	(0.36)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	(0.70)
Administrative Class

06/30/2023	12.37	0.33	1.15	1.48	(0.20)	(0.16)	(0.36)

06/30/2022	14.92	0.34	(2.40)	(2.06)	(0.32)	(0.17)	(0.49)

06/30/2021	11.65	0.26	3.46	3.72	(0.38)	(0.07)	(0.45)

06/30/2020	11.69	0.29	0.01	0.30	(0.32)	(0.02)	(0.34)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	(0.67)
Class A

06/30/2023	12.32	0.31	1.14	1.45	(0.17)	(0.16)	(0.33)

06/30/2022	14.88	0.30	(2.39)	(2.09)	(0.30)	(0.17)	(0.47)

06/30/2021	11.62	0.22	3.45	3.67	(0.34)	(0.07)	(0.41)

06/30/2020	11.67	0.26	0.00	0.26	(0.29)	(0.02)	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	(0.64)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

06/30/2023	$12.54	$0.35	$1.31	$1.66	$(0.20)	$(0.16)	$(0.36)

06/30/2022	15.11	0.36	(2.42)	(2.06)	(0.32)	(0.19)	(0.51)

06/30/2021	11.58	0.29	3.69	3.98	(0.38)	(0.07)	(0.45)

06/30/2020	11.67	0.30	(0.04)	0.26	(0.33)	(0.02)	(0.35)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	(0.80)
Administrative Class

06/30/2023	12.49	0.32	1.30	1.62	(0.18)	(0.16)	(0.34)

06/30/2022	15.06	0.32	(2.41)	(2.09)	(0.29)	(0.19)	(0.48)

06/30/2021	11.55	0.25	3.68	3.93	(0.35)	(0.07)	(0.42)

06/30/2020	11.65	0.28	(0.06)	0.22	(0.30)	(0.02)	(0.32)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	(0.78)
Class A

06/30/2023	12.46	0.28	1.31	1.59	(0.16)	(0.16)	(0.32)

06/30/2022	15.05	0.29	(2.42)	(2.13)	(0.27)	(0.19)	(0.46)

06/30/2021	11.54	0.21	3.69	3.90	(0.32)	(0.07)	(0.39)

06/30/2020	11.64	0.24	(0.04)	0.20	(0.28)	(0.02)	(0.30)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	(0.75)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class

06/30/2023	$12.65	$0.34	$1.43	$1.77	$(0.19)	$(0.16)	$(0.35)

06/30/2022	15.28	0.36	(2.44)	(2.08)	(0.34)	(0.21)	(0.55)

06/30/2021	11.59	0.29	3.83	4.12	(0.36)	(0.07)	(0.43)

06/30/2020	11.74	0.29	(0.08)	0.21	(0.34)	(0.02)	(0.36)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	(0.81)
Administrative Class

06/30/2023	12.59	0.29	1.43	1.72	(0.16)	(0.16)	(0.32)

06/30/2022	15.23	0.32	(2.43)	(2.11)	(0.32)	(0.21)	(0.53)

06/30/2021	11.56	0.24	3.83	4.07	(0.33)	(0.07)	(0.40)

06/30/2020	11.71	0.27	(0.09)	0.18	(0.31)	(0.02)	(0.33)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	(0.79)
Class A

06/30/2023	12.51	0.27	1.43	1.70	(0.15)	(0.16)	(0.31)

06/30/2022	15.16	0.29	(2.43)	(2.14)	(0.30)	(0.21)	(0.51)

06/30/2021	11.51	0.21	3.81	4.02	(0.30)	(0.07)	(0.37)

06/30/2020	11.67	0.23	(0.08)	0.15	(0.29)	(0.02)	(0.31)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	(0.76)

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$13.54	12.55%	$452,132	0.05%		0.05%		0.05%		0.05%		2.89%	16%

12.40	(14.20)	224,639	0.06		0.06		0.06		0.06		2.59	17

14.96	32.50	212,568	0.05		0.06		0.05		0.06		2.20	26

11.68	2.76	92,728	0.06		0.07		0.06		0.07		2.70	21

11.71	6.44	64,541	0.06		0.07		0.06		0.07		2.81	29

13.49	12.16	20,516	0.30		0.30		0.30		0.30		2.61	16

12.37	(14.33)	19,014	0.31		0.31		0.31		0.31		2.32	17

14.92	32.21	21,456	0.30		0.31		0.30		0.31		1.90	26

11.65	2.45	16,746	0.31		0.32		0.31		0.32		2.52	21

11.69	6.21	12,386	0.31		0.32		0.31		0.32		2.48	29

13.44	12.00	8,655	0.50		0.50		0.50		0.50		2.40	16

12.32	(14.58)	7,441	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	2.08	17

14.88	31.91	9,024	0.55		0.56		0.55		0.56		1.66	26

11.62	2.17	7,914	0.56		0.57		0.56		0.57		2.22	21

11.67	5.99	7,869	0.56		0.57		0.56		0.57		2.28	29

$13.84	13.48%	$426,393	0.05%		0.05%		0.05%		0.05%		2.68%	11%

12.54	(14.23)	207,869	0.06		0.06		0.06		0.06		2.47	13

15.11	34.67	200,184	0.05		0.06		0.05		0.06		2.13	22

11.58	2.16	91,173	0.06		0.07		0.06		0.07		2.59	16

11.67	6.45	69,426	0.06		0.07		0.06		0.07		2.70	16

13.77	13.17	25,901	0.30		0.30		0.30		0.30		2.47	11

12.49	(14.45)	18,702	0.31		0.31		0.31		0.31		2.21	13

15.06	34.30	20,168	0.30		0.31		0.30		0.31		1.85	22

11.55	1.85	14,426	0.31		0.32		0.31		0.32		2.41	16

11.65	6.21	10,935	0.31		0.32		0.31		0.32		2.38	16

13.73	12.97	4,749	0.50		0.50		0.50		0.50		2.19	11

12.46	(14.69)	3,967	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.97	13

15.05	34.03	4,593	0.55		0.56		0.55		0.56		1.57	22

11.54	1.64	3,658	0.56		0.57		0.56		0.57		2.08	16

11.64	5.88	4,280	0.56		0.57		0.56		0.57		2.15	16

$14.07	14.23%	$397,754	0.05%		0.05%		0.05%		0.05%		2.55%	9%

12.65	(14.29)	206,038	0.06		0.06		0.06		0.06		2.43	9

15.28	35.82	200,851	0.05		0.06		0.05		0.06		2.08	19

11.59	1.66	103,972	0.06		0.07		0.06		0.07		2.53	20

11.74	6.54	84,302	0.06		0.07		0.06		0.07		2.64	16

13.99	13.93	18,106	0.30		0.30		0.30		0.30		2.25	9

12.59	(14.50)	19,530	0.31		0.31		0.31		0.31		2.15	9

15.23	35.44	22,454	0.30		0.31		0.30		0.31		1.78	19

11.56	1.43	17,960	0.31		0.32		0.31		0.32		2.32	20

11.71	6.22	17,027	0.31		0.32		0.31		0.32		2.34	16

13.90	13.78	4,854	0.50		0.50		0.50		0.50		2.08	9

12.51	(14.73)	3,704	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.93	9

15.16	35.11	4,896	0.55		0.56		0.55		0.56		1.51	19

11.51	1.16	4,101	0.56		0.57		0.56		0.57		2.03	20

11.67	5.99	4,520	0.56		0.57		0.56		0.57		2.09	16

ANNUAL REPORT	|	JUNE 30, 2023	33

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend 2055 Fund
Institutional Class

06/30/2023	$12.75	$0.34	$1.50	$1.84	$(0.19)	$(0.13)	$(0.32)

06/30/2022	15.33	0.37	(2.48)	(2.11)	(0.30)	(0.17)	(0.47)

06/30/2021	11.59	0.29	3.87	4.16	(0.38)	(0.04)	(0.42)

06/30/2020	11.79	0.29	(0.12)	0.17	(0.36)	(0.01)	(0.37)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	(0.63)
Administrative Class

06/30/2023	12.71	0.31	1.49	1.80	(0.16)	(0.13)	(0.29)

06/30/2022	15.31	0.33	(2.48)	(2.15)	(0.28)	(0.17)	(0.45)

06/30/2021	11.58	0.25	3.87	4.12	(0.35)	(0.04)	(0.39)

06/30/2020	11.78	0.28	(0.13)	0.15	(0.34)	(0.01)	(0.35)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	(0.61)
Class A

06/30/2023	12.64	0.26	1.50	1.76	(0.15)	(0.13)	(0.28)

06/30/2022	15.24	0.29	(2.45)	(2.16)	(0.27)	(0.17)	(0.44)

06/30/2021	11.53	0.21	3.86	4.07	(0.32)	(0.04)	(0.36)

06/30/2020	11.73	0.23	(0.12)	0.11	(0.30)	(0.01)	(0.31)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	(0.58)

PIMCO REALPATH® Blend 2060 Fund
Institutional Class

06/30/2023	$9.84	$0.26	$1.16	$1.42	$(0.12)	$(0.06)	$(0.18)

06/30/2022	12.47	0.30	(1.85)	(1.55)	(0.27)	(0.81)	(1.08)

06/30/2021	9.35	0.24	3.12	3.36	(0.24)	0.00	(0.24)

12/31/2019 - 06/30/2020	10.00	0.09	(0.74)	(0.65)	0.00	0.00	0.00
Administrative Class

06/30/2023	9.80	0.24	1.16	1.40	(0.10)	(0.06)	(0.16)

06/30/2022	12.45	0.29	(1.87)	(1.58)	(0.26)	(0.81)	(1.07)

06/30/2021	9.33	0.24	3.10	3.34	(0.22)	0.00	(0.22)

12/31/2019 - 06/30/2020	10.00	0.08	(0.75)	(0.67)	0.00	0.00	0.00
Class A

06/30/2023	9.78	0.20	1.16	1.36	(0.09)	(0.06)	(0.15)

06/30/2022	12.43	0.24	(1.84)	(1.60)	(0.24)	(0.81)	(1.05)

06/30/2021	9.32	0.20	3.11	3.31	(0.20)	0.00	(0.20)

12/31/2019 - 06/30/2020	10.00	0.08	(0.76)	(0.68)	0.00	0.00	0.00

PIMCO REALPATH® Blend 2065 Fund
Institutional Class

12/30/2022 - 06/30/2023	$10.00	$0.12	$1.11	$1.23	$(0.02)	$0.00	$(0.02)
Administrative Class

12/30/2022 - 06/30/2023	10.00	0.09	1.12	1.21	(0.01)	0.00	(0.01)
Class A

12/30/2022 - 06/30/2023	10.00	0.08	1.12	1.20	(0.01)	0.00	(0.01)

PIMCO REALPATH® Blend Income Fund
Institutional Class

06/30/2023	$10.81	$0.45	$0.18	$0.63	$(0.34)	$(0.10)	$(0.44)

06/30/2022	12.92	0.43	(2.04)	(1.61)	(0.37)	(0.13)	(0.50)

06/30/2021	11.58	0.36	1.84	2.20	(0.68)	(0.18)	(0.86)

06/30/2020	11.28	0.35	0.34	0.69	(0.39)	0.00	(0.39)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	(0.35)
Administrative Class

06/30/2023	10.81	0.43	0.17	0.60	(0.31)	(0.10)	(0.41)

06/30/2022	12.93	0.40	(2.05)	(1.65)	(0.34)	(0.13)	(0.47)

06/30/2021	11.59	0.33	1.84	2.17	(0.65)	(0.18)	(0.83)

06/30/2020	11.28	0.33	0.34	0.67	(0.36)	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	(0.32)

34	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expenses		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$14.27	14.69%	$289,834	0.05%		0.05%		0.05%		0.05%		2.51%		8%

12.75	(14.32)	145,097	0.06		0.06		0.06		0.06		2.47		9

15.33	36.15	122,612	0.06		0.06		0.06		0.06		2.11		14

11.59	1.33	51,061	0.07		0.07		0.06		0.06		2.49		28

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

14.22	14.45	15,324	0.30		0.30		0.30		0.30		2.32		8

12.71	(14.57)	8,409	0.31		0.31		0.31		0.31		2.21		9

15.31	35.81	7,860	0.31		0.31		0.31		0.31		1.81		14

11.58	1.15	4,828	0.32		0.32		0.31		0.31		2.46		28

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

14.12	14.14	3,320	0.50		0.50		0.50		0.50		1.99		8

12.64	(14.73)	2,622	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	1.92		9

15.24	35.46	3,159	0.56		0.56		0.56		0.56		1.52		14

11.53	0.85	2,684	0.57		0.57		0.56		0.56		1.98		28

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

$11.08	14.69%	$84,966	0.05%		0.05%		0.05%		0.05%		2.52%		11%

9.84	(13.93)	22,421	0.06		0.06		0.06		0.06		2.60		50

12.47	36.18	11,451	0.06		0.07		0.06		0.07		2.10		20

9.35	(6.50)	2,817	0.05	*	2.52	*	0.05	*	2.52	*	1.95	*	12

11.04	14.53	1,209	0.30		0.30		0.30		0.30		2.31		11

9.80	(14.19)	364	0.31		0.31		0.31		0.31		2.60		50

12.45	36.00	62	0.31		0.32		0.31		0.32		2.07		20

9.33	(6.70)	9	0.30	*	2.77	*	0.30	*	2.77	*	1.69	*	12

10.99	14.09	802	0.50		0.50		0.50		0.50		1.99		11

9.78	(14.32)	536	0.53	(f)	0.53	(f)	0.53	(f)	0.53	(f)	2.05		50

12.43	35.70	834	0.56		0.57		0.56		0.57		1.72		20

9.32	(6.80)	29	0.55	*	3.02	*	0.55	*	3.02	*	1.70	*	12

$11.21	12.29%	$4,889	0.05	%*	3.49	%*	0.05	%*	3.49	%*	2.21	%*	8%

11.20	12.14	112	0.30	*	3.74	%*	0.30	*	3.74	%*	1.68	*	8

11.19	11.99	112	0.50	*	3.94	%*	0.50	*	3.94	%*	1.48	*	8

$11.00	6.01%	$297,254	0.03%		0.03%		0.03%		0.03%		4.14%		29%

10.81	(12.98)	170,997	0.03		0.04		0.03		0.04		3.49		18

12.92	19.37	191,873	0.03		0.04		0.03		0.04		2.88		17

11.58	6.16	106,005	0.04		0.05		0.04		0.05		3.08		52

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

11.00	5.76	27,488	0.28		0.28		0.28		0.28		3.97		29

10.81	(13.25)	25,098	0.28		0.29		0.28		0.29		3.23		18

12.93	19.09	31,198	0.28		0.29		0.28		0.29		2.67		17

11.59	6.02	29,547	0.29		0.30		0.29		0.30		2.93		52

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

ANNUAL REPORT	|	JUNE 30, 2023	35

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO REALPATH® Blend Income Fund (Cont.)
Class A

06/30/2023	$10.73	$0.40	$0.18	$0.58	$(0.29)	$(0.10)	$(0.39)

06/30/2022	12.84	0.37	(2.03)	(1.66)	(0.32)	(0.13)	(0.45)

06/30/2021	11.53	0.30	1.82	2.12	(0.63)	(0.18)	(0.81)

06/30/2020	11.24	0.32	0.32	0.64	(0.35)	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2021, the Class’s Supervisory and Administrative fees was decreased by 0.05% to an annual rate of 0.22%.

36	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expenses		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.92	5.59%	$21,344	0.48%		0.48%		0.48%		0.48%		3.70%	29%

10.73	(13.41)	28,738	0.50	(f)	0.51	(f)	0.50	(f)	0.51	(f)	3.03	18

12.84	18.71	30,699	0.53		0.54		0.53		0.54		2.39	17

11.53	5.71	16,501	0.54		0.55		0.54		0.55		2.82	52

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92	64

ANNUAL REPORT	|	JUNE 30, 2023	37

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Assets:

Investments, at value
Investments in securities*	$189,761	$306,177	$353,108	$362,814
Investments in Affiliates	253,681	240,979	175,847	117,460
Financial Derivative Instruments
Exchange-traded or centrally cleared	756	927	0	0
Cash	1	1	0	0
Receivable for investments sold	2,548	6,993	7,156	7,015
Receivable for investments in Affiliates sold	0	0	0	0
Receivable for Fund shares sold	298	543	1,080	379
Interest and/or dividends receivable	0	0	0	0
Dividends receivable from Affiliates	1,092	1,032	766	520
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	448,137	556,652	537,957	488,188

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$80	$95	$0	$0
Over the counter	231	261	244	219
Payable for investments purchased	542	675	0	490
Payable for investments in Affiliates purchased	8,665	9,603	6,542	4,140
Deposits from counterparty	340	680	620	570
Payable for Fund shares redeemed	376	511	619	1,435
Accrued investment advisory fees	4	5	9	12
Accrued supervisory and administrative fees	9	11	11	10
Accrued distribution fees	6	6	7	5
Accrued servicing fees	1	2	2	2
Accrued reimbursement to PIMCO	2	2	2	2
Total Liabilities	10,256	11,851	8,056	6,885

Net Assets	$437,881	$544,801	$529,901	$481,303

Net Assets Consist of:

Paid in capital	$445,516	$537,290	$508,378	$450,799
Distributable earnings (accumulated loss)	(7,635)	7,511	21,523	30,504

Net Assets	$437,881	$544,801	$529,901	$481,303

Cost of investments in securities	$165,653	$268,780	$314,933	$320,456
Cost of investments in Affiliates	$278,513	$263,903	$189,451	$126,637
Cost or premiums of financial derivative instruments, net	$1,721	$2,070	$0	$0

* Includes repurchase agreements of:	$1,006	$604	$806	$525

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

$377,949	$370,142	$275,188	$78,593	$4,622	$129,305
77,515	49,574	31,139	7,162	297	217,020

0	0	0	0	0	603
0	1	0	655	100	64
2,289	1,627	2,221	151	118	3,428
0	0	0	0	0	175
421	506	543	468	54	214
0	0	0	0	0	1
337	226	131	33	1	948
0	0	0	0	2	0
458,511	422,076	309,222	87,062	5,194	351,758

$0	$0	$0	$0	$0	$66
202	172	119	31	2	189
0	0	0	0	67	853
358	238	138	35	12	4,119
651	350	280	0	0	0
228	576	188	15	0	421
12	11	8	2	0	3
9	8	6	2	0	10
5	4	3	0	0	6
1	1	1	0	0	4
2	2	1	0	0	1
1,468	1,362	744	85	81	5,672

$457,043	$420,714	$308,478	$86,977	$5,113	$346,086

$420,893	$378,472	$284,213	$82,620	$4,691	$358,146
36,150	42,242	24,265	4,357	422	(12,060)

$457,043	$420,714	$308,478	$86,977	$5,113	$346,086

$336,187	$325,582	$250,628	$74,213	$4,257	$109,253
$83,273	$53,515	$33,118	$7,361	$295	$241,317
$0	$0	$0	$0	$0	$1,410

$1,132	$1,058	$1,260	$0	$0	$0

ANNUAL REPORT	|	JUNE 30, 2023	39

Statements of Assets and Liabilities	(Cont.)

	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Net Assets:

Institutional Class	$403,689	$510,421	$488,420	$452,132
Administrative Class	28,348	25,901	33,173	20,516
Class A	5,844	8,479	8,308	8,655

Shares Issued and Outstanding:

Institutional Class	34,971	41,758	37,583	33,392
Administrative Class	2,464	2,125	2,558	1,521
Class A	508	698	639	644

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.54	$12.22	$13.00	$13.54
Administrative Class	11.51	12.19	12.97	13.49
Class A	11.50	12.15	13.00	13.44

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

$426,393	$397,754	$289,834	$84,966	$4,889	$297,254
25,901	18,106	15,324	1,209	112	27,488
4,749	4,854	3,320	802	112	21,344

30,817	28,274	20,310	7,665	436	27,012
1,880	1,294	1,078	110	10	2,498
346	349	235	73	10	1,955

$13.84	$14.07	$14.27	$11.08	$11.21	$11.00
13.77	13.99	14.22	11.04	11.20	11.00
13.73	13.90	14.12	10.99	11.19	10.92

ANNUAL REPORT	|	JUNE 30, 2023	41

Statements of Operations

Year Ended June 30, 2023
(Amounts in thousands†)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Investment Income:

Interest	$41	$49	$42	$42
Dividends	3,534	5,303	5,905	6,209
Dividends from Investments in Affiliates	9,480	8,495	6,122	4,169
Total Income	13,055	13,847	12,069	10,420

Expenses:

Investment advisory fees	33	39	75	106
Supervisory and administrative fees	79	96	91	87
Distribution and/or servicing fees - Administrative Class	67	74	70	49
Distribution and/or servicing fees - Class A	15	20	19	20
Trustee fees	21	25	23	23
Interest expense	5	6	5	5
Organizational expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	220	260	283	290
Waiver and/or Reimbursement by PIMCO	(5)	(5)	(4)	(5)
Net Expenses	215	255	279	285

Net Investment Income (Loss)	12,840	13,592	11,790	10,135

Net Realized Gain (Loss):

Investments in securities	(3,362)	(4,540)	(4,607)	(4,187)
Investments in Affiliates	(3,261)	(2,013)	(2,033)	(1,400)
Net capital gain distributions received from investments	982	1,533	1,728	1,817
Net capital gain distributions received from Affiliate investments	190	154	102	55
Exchange-traded or centrally cleared financial derivative instruments	(1,304)	(1,469)	0	0
Over the counter financial derivative instruments	(453)	(471)	(402)	(399)

Net Realized Gain (Loss)	(7,208)	(6,806)	(5,212)	(4,114)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	21,737	34,021	38,278	39,843
Investments in Affiliates	(2,562)	(3,248)	(1,279)	(592)
Exchange-traded or centrally cleared financial derivative instruments	(1,090)	(1,295)	0	0
Over the counter financial derivative instruments	(220)	(250)	(233)	(208)

Net Change in Unrealized Appreciation (Depreciation)	17,865	29,228	36,766	39,043

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,497	$36,014	$43,344	$45,064

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 30, 2022.

42	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund(a)	PIMCO REALPATH® Blend Income Fund

$41	$39	$30	$0	$0	$28
6,338	6,370	4,574	1,085	36	2,533
2,674	1,836	1,102	230	5	9,077
9,053	8,245	5,706	1,315	41	11,638

99	95	67	15	1	28
75	72	50	11	0	105
50	51	27	2	0	62
11	10	8	2	0	61
21	20	14	3	3	19
5	5	3	0	0	4
0	0	0	0	120	0
0	0	0	0	0	13
261	253	169	33	124	292
(4)	(5)	(3)	(0)	(123)	(19)
257	248	166	33	1	273

8,796	7,997	5,540	1,282	40	11,365

(3,037)	(2,630)	(1,428)	(489)	11	(2,016)
(634)	(405)	(394)	(133)	1	(3,829)
1,815	1,819	1,299	300	6	640
24	20	12	3	0	206
0	0	0	0	0	(1,260)
(384)	(377)	(228)	(45)	5	(425)

(2,216)	(1,573)	(739)	(364)	23	(6,684)

39,760	39,573	28,580	7,195	365	14,834
(557)	(455)	(123)	20	1	(1,933)
0	0	0	0	0	(923)
(191)	(161)	(112)	(29)	(2)	(174)

39,012	38,957	28,345	7,186	364	11,804

$45,592	$45,381	$33,146	$8,104	$427	$16,485

ANNUAL REPORT	|	JUNE 30, 2023	43

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund		PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands†)	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,840	$8,649	$13,592	$8,757	$11,790	$6,797	$10,135	$6,638
Net realized gain (loss)	(7,208)	1,367	(6,806)	514	(5,212)	1,422	(4,114)	915
Net change in unrealized appreciation (depreciation)	17,865	(47,434)	29,228	(54,334)	36,766	(48,747)	39,043	(49,469)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,497	(37,418)	36,014	(45,063)	43,344	(40,528)	45,064	(41,916)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(12,215)	(8,018)	(12,793)	(9,001)	(10,255)	(7,076)	(9,073)	(7,842)
Administrative Class	(1,131)	(1,020)	(1,130)	(1,183)	(873)	(965)	(546)	(733)
Class A	(230)	(313)	(287)	(316)	(222)	(245)	(211)	(300)

Total Distributions(b)	(13,576)	(9,351)	(14,210)	(10,500)	(11,350)	(8,286)	(9,830)	(8,875)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	183,825	30,933	245,358	50,972	249,537	67,622	194,975	58,837

Total Increase (Decrease) in Net Assets	193,746	(15,836)	267,162	(4,591)	281,531	18,808	230,209	8,046

Net Assets:

Beginning of year or period	244,135	259,971	277,639	282,230	248,370	229,562	251,094	243,048
End of year or period	$437,881	$244,135	$544,801	$277,639	$529,901	$248,370	$481,303	$251,094

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was December 30, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund		PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Inception date through June 30, 2023(a)	Year Ended June 30, 2023	Year Ended June 30, 2022

$8,796	$5,811	$7,997	$5,747	$5,540	$3,706	$1,282	$439	$40	$11,365	$8,641
(2,216)	1,638	(1,573)	2,550	(739)	1,214	(364)	934	23	(6,684)	(593)

39,012	(45,708)	38,957	(46,034)	28,345	(30,394)	7,186	(4,633)	364	11,804	(42,887)

45,592	(38,259)	45,381	(37,737)	33,146	(25,474)	8,104	(3,260)	427	16,485	(34,839)

(7,723)	(6,960)	(7,070)	(7,450)	(4,594)	(4,157)	(783)	(1,260)	(5)	(8,780)	(7,604)
(518)	(675)	(534)	(792)	(230)	(261)	(12)	(14)	0	(936)	(1,147)
(109)	(141)	(97)	(173)	(67)	(91)	(10)	(90)	0	(874)	(1,174)

(8,350)	(7,776)	(7,701)	(8,415)	(4,891)	(4,509)	(805)	(1,364)	(5)	(10,590)	(9,925)

189,263	51,628	153,762	47,223	124,095	52,480	56,357	15,598	4,691	115,358	15,827

226,505	5,593	191,442	1,071	152,350	22,497	63,656	10,974	5,113	121,253	(28,937)

230,538	224,945	229,272	228,201	156,128	133,631	23,321	12,347	0	224,833	253,770
$457,043	$230,538	$420,714	$229,272	$308,478	$156,128	$86,977	$23,321	$5,113	$346,086	$224,833

ANNUAL REPORT	|	JUNE 30, 2023	45

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 43.4%

MUTUAL FUNDS 42.9%

Vanguard Developed Markets Index Fund ‘Institutional’	4,641,428	$68,925

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,193,334	30,621

Vanguard Institutional Index Fund ‘Institutional’	223,943	83,181

Vanguard Small-Cap Index Fund ‘Institutional’	51,854	4,942

Total Mutual Funds (Cost $163,561)		187,669

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (d) 0.2%
		1,006

U.S. TREASURY BILLS 0.3%
5.180% due 08/10/2023 - 09/14/2023 (a)(b)(e)(h)	$1,092	1,086

Total Short-Term Instruments (Cost $2,092)		2,092

Total Investments in Securities (Cost $165,653)		189,761

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 57.9%

MUTUAL FUNDS (c) 52.1%

PIMCO Emerging Markets Local Currency and Bond Fund	2,256,550	$13,201

PIMCO High Yield Fund	1,174,444	9,008

PIMCO Income Fund	5,666,945	58,993

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,176,148	11,162

PIMCO Long-Term Real Return Fund	3,325,729	44,631

PIMCO Long-Term U.S. Government Fund	1,524,363	23,399

PIMCO Real Return Fund	1,799,204	17,956

PIMCO Total Return Fund	5,880,755	49,927

Total Mutual Funds (Cost $253,118)		228,277

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	2,612,768	$25,404

Total Short-Term Instruments (Cost $25,395)		25,404

Total Investments in Affiliates (Cost $278,513)		253,681

Total Investments 101.3% (Cost $444,166)		$443,442

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $1,721)		445

Other Assets and Liabilities, net (1.4)%		(6,006)

Net Assets 100.0%		$437,881

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$1,006	U.S. Treasury Notes 4.625% due 06/30/2025	$(1,026)	$1,006	$1,006

Total Repurchase Agreements						$(1,026)	$1,006	$1,006

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,006	$0	$0	$1,006	$(1,026)	$(20)

Total Borrowings and Other Financing Transactions	$1,006	$0	$0

(e)

Securities with an aggregate market value of $203 have been pledged as collateral as of June 30, 2023 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,075.000	09/15/2023	41	$4	$497	$10
Put - CBOE S&P 500	2,900.000	12/15/2023	13	1	108	10
Put - CBOE S&P 500	3,150.000	12/15/2023	33	3	395	38
Put - CBOE S&P 500	3,150.000	03/15/2024	78	8	780	165
Put - CBOE S&P 500	3,600.000	06/28/2024	85	9	542	533

Total Purchased Options					$2,322	$756

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,350.000	09/15/2023	41	$4	$(178)	$(2)
Put - CBOE S&P 500	2,500.000	12/15/2023	33	3	(150)	(15)
Put - CBOE S&P 500	2,400.000	03/15/2024	78	8	(273)	(63)

Total Written Options					$(601)	$(80)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$756	$0	$0	$756	$(80)	$0	$0	$(80)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	36,684	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$8,466	$0	$(169)	$0	$(169)
JPM	Receive	FNRETR Index	187	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	3,958	0	(18)	0	(18)
	Receive	FNRETR Index	135	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	2,858	0	(13)	0	(13)

MYI	Receive	FNRETR Index	343	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	7,261	0	(31)	0	(31)

Total Swap Agreements								$0	$(231)	$0	$(231)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(169)	$(169)	$(169)	$271	$102
JPM	0	0	0	0	0	0	(31)	(31)	(31)	(270)	(301)
MYI	0	0	0	0	0	0	(31)	(31)	(31)	(70)	(101)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(231)	$(231)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	47

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund	(Cont.)

(h)

Securities with an aggregate market value of $271 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$756	$0	$0	$756

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$80	$0	$0	$80

Over the counter
Swap Agreements	$169	$0	$62	$0	$0	$231

	$169	$0	$142	$0	$0	$311

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,839)	$0	$0	$(1,839)
Written Options	0	0	535	0	0	535

	$0	$0	$(1,304)	$0	$0	$(1,304)

Over the counter
Swap Agreements	$(183)	$0	$(270)	$0	$0	$(453)

	$(183)	$0	$(1,574)	$0	$0	$(1,757)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,471)	$0	$0	$(1,471)
Written Options	0	0	381	0	0	381

	$0	$0	$(1,090)	$0	$0	$(1,090)

Over the counter
Swap Agreements	$(169)	$0	$(51)	$0	$0	$(220)

	$(169)	$0	$(1,141)	$0	$0	$(1,310)

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$187,669	$0	$0	$187,669
Short-Term Instruments
Repurchase Agreements	0	1,006	0	1,006
U.S. Treasury Bills	0	1,086	0	1,086

	$187,669	$2,092	$0	$189,761

Investments in Affiliates, at Value
Mutual Funds	228,277	0	0	228,277
Short-Term Instruments
Central Funds Used for Cash Management Purposes	25,404	0	0	25,404

	$253,681	$0	$0	$253,681

Total Investments	$441,350	$2,092	$0	$443,442

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$756	$0	$756

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(80)	0	(80)
Over the counter	0	(231)	0	(231)

	$0	$(311)	$0	$(311)

Total Financial Derivative Instruments	$0	$445	$0	$445

Totals	$441,350	$2,537	$0	$443,887

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	49

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 56.2%

MUTUAL FUNDS 55.9%

Vanguard Developed Markets Index Fund ‘Institutional’	6,644,388	$98,669

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,816,320	46,607

Vanguard Institutional Index Fund ‘Institutional’	398,605	148,054

Vanguard Small-Cap Index Fund ‘Institutional’	115,994	11,055

Total Mutual Funds (Cost $266,987)		304,385

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.1%
		604

U.S. TREASURY BILLS 0.2%
5.164% due 08/10/2023 - 09/12/2023 (a)(b)(e)(h)	$1,196	1,188

Total Short-Term Instruments (Cost $1,793)		1,792

Total Investments in Securities (Cost $268,780)		306,177

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 44.2%

MUTUAL FUNDS (c) 39.1%

PIMCO Emerging Markets Local Currency and Bond Fund	2,236,353	$13,083

PIMCO High Yield Fund	1,118,733	8,581

PIMCO Income Fund	4,717,325	49,107

PIMCO International Bond Fund (U.S. Dollar-Hedged)	963,921	9,148

PIMCO Long-Term Real Return Fund	3,546,471	47,594

PIMCO Long-Term U.S. Government Fund	1,846,812	28,348

PIMCO Real Return Fund	1,684,938	16,816

PIMCO Total Return Fund	4,768,317	40,483

Total Mutual Funds (Cost $236,095)		213,160

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	2,861,183	$27,819

Total Short-Term Instruments (Cost $27,808)		27,819

Total Investments in Affiliates (Cost $263,903)		240,979

Total Investments 100.4% (Cost $532,683)		$547,156

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $2,070)		571

Other Assets and Liabilities, net (0.5)%		(2,926)

Net Assets 100.0%		$544,801

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$604	U.S. Treasury Bonds 4.625% due 06/30/2025	$(616)	$604	$604

Total Repurchase Agreements						$(616)	$604	$604

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$604	$0	$0	$604	$(616)	$(12)

Total Borrowings and Other Financing Transactions	$604	$0	$0

(e)

Securities with an aggregate market value of $203 have been pledged as collateral as of June 30, 2023 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,075.000	09/15/2023	48	$5	$582	$12
Put - CBOE S&P 500	2,900.000	12/15/2023	16	2	133	13
Put - CBOE S&P 500	3,150.000	12/15/2023	40	4	479	46
Put - CBOE S&P 500	3,150.000	03/15/2024	91	9	909	192
Put - CBOE S&P 500	3,600.000	06/28/2024	106	11	676	664

Total Purchased Options					$2,779	$927

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,350.000	09/15/2023	48	$5	$(209)	$(3)
Put - CBOE S&P 500	2,500.000	12/15/2023	40	4	(182)	(18)
Put - CBOE S&P 500	2,400.000	03/15/2024	91	9	(318)	(74)

Total Written Options					$(709)	$(95)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$927	$0	$0	$927	$(95)	$0	$0	$(95)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	37,534	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$8,662	$0	$(173)	$0	$(173)
JPM	Receive	FNRETR Index	254	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	5,377	0	(24)	0	(24)
	Receive	FNRETR Index	118	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	2,498	0	(11)	0	(11)
	Receive	BCOMTR Index	2,269	5.300% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	523	0	(10)	0	(10)
MYI	Receive	FNRETR Index	466	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	9,864	0	(43)	0	(43)

Total Swap Agreements								$0	$(261)	$0	$(261)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	51

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(173)	$(173)	$(173)	$270	$97
JPM	0	0	0	0	0	0	(45)	(45)	(45)	(290)	(335)
MYI	0	0	0	0	0	0	(43)	(43)	(43)	(390)	(433)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(261)	$(261)

(h)

Securities with an aggregate market value of $270 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$927	$0	$0	$927

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$95	$0	$0	$95

Over the counter
Swap Agreements	$183	$0	$78	$0	$0	$261

	$183	$0	$173	$0	$0	$356

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,071)	$0	$0	$(2,071)
Written Options	0	0	602	0	0	602

	$0	$0	$(1,469)	$0	$0	$(1,469)

Over the counter
Swap Agreements	$(196)	$0	$(275)	$0	$0	$(471)

	$(196)	$0	$(1,744)	$0	$0	$(1,940)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,754)	$0	$0	$(1,754)
Written Options	0	0	459	0	0	459

	$0	$0	$(1,295)	$0	$0	$(1,295)

Over the counter
Swap Agreements	$(184)	$0	$(66)	$0	$0	$(250)

	$(184)	$0	$(1,361)	$0	$0	$(1,545)

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$304,385	$0	$0	$304,385
Short-Term Instruments
Repurchase Agreements	0	604	0	604
U.S. Treasury Bills	0	1,188	0	1,188

	$304,385	$1,792	$0	$306,177

Investments in Affiliates, at Value
Mutual Funds	213,160	0	0	213,160
Short-Term Instruments
Central Funds Used for Cash Management Purposes	27,819	0	0	27,819

	$240,979	$0	$0	$240,979

Total Investments	$545,364	$1,792	$0	$547,156

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$927	$0	$927

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(95)	0	(95)
Over the counter	0	(261)	0	(261)

	$0	$(356)	$0	$(356)

Total Financial Derivative Instruments	$0	$571	$0	$571

Totals	$545,364	$2,363	$0	$547,727

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	53

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 66.7%

MUTUAL FUNDS 66.3%

Vanguard Developed Markets Index Fund ‘Institutional’	7,510,247	$111,527

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,925,131	49,399

Vanguard Institutional Index Fund ‘Institutional’	472,748	175,593

Vanguard Small-Cap Index Fund ‘Institutional’	155,345	14,806

Total Mutual Funds (Cost $313,150)		351,325

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.2%
		806

U.S. TREASURY BILLS 0.2%
5.167% due 08/10/2023 - 09/12/2023 (a)(b)(f)	$984	977

Total Short-Term Instruments (Cost $1,783)		1,783

Total Investments in Securities (Cost $314,933)		353,108

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 33.1%

MUTUAL FUNDS (c) 28.7%

PIMCO Emerging Markets Local Currency and Bond Fund	1,718,160	$10,051

PIMCO High Yield Fund	737,943	5,660

PIMCO Income Fund	3,390,409	35,294

PIMCO International Bond Fund (U.S. Dollar-Hedged)	697,096	6,615

PIMCO Long-Term Real Return Fund	2,551,927	34,247

PIMCO Long-Term U.S. Government Fund	1,280,721	19,659

PIMCO Real Return Fund	1,121,447	11,192

PIMCO Total Return Fund	3,486,405	29,600

Total Mutual Funds (Cost $165,938)		152,318

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short-Term Floating NAV Portfolio III	2,419,893	$23,529

Total Short-Term Instruments (Cost $23,513)		23,529

Total Investments in Affiliates (Cost $189,451)		175,847

Total Investments 99.8% (Cost $504,384)		$528,955

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(244)

Other Assets and Liabilities, net 0.2%		1,190

Net Assets 100.0%		$529,901

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$806	U.S. Treasury Notes 4.625% due 06/30/2025	$(822)	$806	$806

Total Repurchase Agreements						$(822)	$806	$806

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$806	$0	$0	$806	$(822)	$(16)

Total Borrowings and Other Financing Transactions	$806	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	35,860	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$8,276	$0	$(165)	$0	$(165)
JPM	Receive	FNRETR Index	191	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	4,043	0	(18)	0	(18)
	Receive	FNRETR Index	144	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	3,048	0	(14)	0	(14)
MYI	Receive	FNRETR Index	507	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	10,732	0	(47)	0	(47)

Total Swap Agreements								$0	$(244)	$0	$(244)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(165)	$(165)	$(165)	$260	$95
JPM	0	0	0	0	0	0	(32)	(32)	(32)	(280)	(312)
MYI	0	0	0	0	0	0	(47)	(47)	(47)	(340)	(387)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(244)	$(244)

(f)

Securities with an aggregate market value of $260 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$165	$0	$79	$0	$0	$244

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(160)	$0	$(242)	$0	$0	$(402)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(166)	$0	$(67)	$0	$0	$(233)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	55

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund	(Cont.)	June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$351,325	$0	$0	$351,325
Short-Term Instruments
Repurchase Agreements	0	806	0	806
U.S. Treasury Bills	0	977	0	977

	$351,325	$1,783	$0	$353,108

Investments in Affiliates, at Value
Mutual Funds	152,318	0	0	152,318
Short-Term Instruments
Central Funds Used for Cash Management Purposes	23,529	0	0	23,529

	$175,847	$0	$0	$175,847

Total Investments	$527,172	$1,783	$0	$528,955

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(244)	$0	$(244)

Total Financial Derivative Instruments	$0	$(244)	$0	$(244)

Totals	$527,172	$1,539	$0	$528,711

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.4%

MUTUAL FUNDS 75.1%

Vanguard Developed Markets Index Fund ‘Institutional’	5,058,959	$117,419

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,824,971	46,829

Vanguard Institutional Index Fund ‘Institutional’	492,169	182,806

Vanguard Small-Cap Index Fund ‘Institutional’	149,804	14,278

Total Mutual Funds (Cost $318,974)		361,332

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.1%
		525

U.S. TREASURY BILLS 0.2%
5.173% due 08/10/2023 - 09/12/2023 (a)(b)	$964	957

Total Short-Term Instruments (Cost $1,482)		1,482

Total Investments in Securities (Cost $320,456)		362,814

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 24.4%

MUTUAL FUNDS (c) 19.9%

PIMCO Emerging Markets Local Currency and Bond Fund	1,286,597	$7,526

PIMCO High Yield Fund	297,490	2,282

PIMCO Income Fund	2,214,980	23,058

PIMCO International Bond Fund (U.S. Dollar-Hedged)	507,234	4,814

PIMCO Long-Term Real Return Fund	1,509,577	20,258

PIMCO Long-Term U.S. Government Fund	732,419	11,243

PIMCO Real Return Fund	590,079	5,889

PIMCO Total Return Fund	2,443,920	20,749

Total Mutual Funds (Cost $105,006)		95,819

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short-Term Floating NAV Portfolio III	2,225,791	$21,641

Total Short-Term Instruments (Cost $21,631)		21,641

Total Investments in Affiliates (Cost $126,637)		117,460

Total Investments 99.8% (Cost $447,093)		$480,274

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(219)

Other Assets and Liabilities, net 0.2%		1,248

Net Assets 100.0%		$481,303

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$525	U.S. Treasury Bonds 4.625% due 06/30/2025	$(536)	$525	$525

Total Repurchase Agreements						$(536)	$525	$525

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$525	$0	$0	$525	$(536)	$(11)

Total Borrowings and Other Financing Transactions	$525	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	57

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	30,391	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$7,013	$0	$(140)	$0	$(140)
JPM	Receive	FNRETR Index	264	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	5,588	0	(25)	0	(25)
	Receive	FNRETR Index	129	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	2,731	0	(12)	0	(12)
MYI	Receive	FNRETR Index	456	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	9,653	0	(42)	0	(42)

Total Swap Agreements								$0	$(219)	$0	$(219)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(140)	$(140)	$(140)	$0	$(140)
JPM	0	0	0	0	0	0	(37)	(37)	(37)	(260)	(297)
MYI	0	0	0	0	0	0	(42)	(42)	(42)	(310)	(352)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(219)	$(219)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$140	$0	$79	$0	$0	$219

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(131)	$0	$(268)	$0	$0	$(399)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(140)	$0	$(68)	$0	$0	$(208)

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$361,332	$0	$0	$361,332
Short-Term Instruments
Repurchase Agreements	0	525	0	525
U.S. Treasury Bills	0	957	0	957

	$361,332	$1,482	$0	$362,814

Investments in Affiliates, at Value
Mutual Funds	95,819	0	0	95,819
Short-Term Instruments
Central Funds Used for Cash Management Purposes	21,641	0	0	21,641

	$117,460	$0	$0	$117,460

Total Investments	$478,792	$1,482	$0	$480,274

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(219)	$0	$(219)

Total Financial Derivative Instruments	$0	$(219)	$0	$(219)

Totals	$478,792	$1,263	$0	$480,055

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	59

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.7%

MUTUAL FUNDS 82.2%

Vanguard Developed Markets Index Fund ‘Institutional’	5,429,817	$126,026

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,760,115	45,165

Vanguard Institutional Index Fund ‘Institutional’	510,655	189,673

Vanguard Small-Cap Index Fund ‘Institutional’	157,145	14,977

Total Mutual Funds (Cost $334,078)		375,841

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (e) 0.3%
		1,132

U.S. TREASURY BILLS 0.2%
5.174% due 08/10/2023 - 09/12/2023 (a)(b)(c)	$983	976

Total Short-Term Instruments (Cost $2,109)		2,108

Total Investments in Securities (Cost $336,187)		377,949

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.9%

MUTUAL FUNDS (d) 11.6%

PIMCO Emerging Markets Local Currency and Bond Fund	819,230	$4,793

PIMCO High Yield Fund	18,043	138

PIMCO Income Fund	1,200,418	12,496

PIMCO International Bond Fund (U.S. Dollar-Hedged)	312,797	2,969

PIMCO Long-Term Real Return Fund	665,902	8,937

PIMCO Long-Term U.S. Government Fund	547,102	8,398

PIMCO Real Return Fund	354,629	3,539

PIMCO Total Return Fund	1,423,452	12,085

Total Mutual Funds (Cost $59,128)		53,355

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.3%

PIMCO Short-Term Floating NAV Portfolio III	2,484,866	$24,160

Total Short-Term Instruments (Cost $24,145)		24,160

Total Investments in Affiliates (Cost $83,273)		77,515

Total Investments 99.6% (Cost $419,460)		$455,464

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $0)		(202)

Other Assets and Liabilities, net 0.4%		1,781

Net Assets 100.0%		$457,043

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$1,132	U.S. Treasury Notes 4.625% due 06/30/2025	$(1,155)	$1,132	$1,132

Total Repurchase Agreements						$(1,155)	$1,132	$1,132

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,132	$0	$0	$1,132	$(1,155)	$(23)

Total Borrowings and Other Financing Transactions	$1,132	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	26,655	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$6,151	$0	$(123)	$0	$(123)

JPM	Receive	FNRETR Index	254	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	5,377	0	(24)	0	(24)
	Receive	FNRETR Index	143	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	3,027	0	(14)	0	(14)

MYI	Receive	FNRETR Index	449	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	9,504	0	(41)	0	(41)

Total Swap Agreements								$0	$(202)	$0	$(202)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(123)	$(123)	$(123)	$0	$(123)
JPM	0	0	0	0	0	0	(38)	(38)	(38)	(270)	(308)
MYI	0	0	0	0	0	0	(41)	(41)	(41)	(380)	(421)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(202)	$(202)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$123	$0	$79	$0	$0	$202

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(117)	$0	$(267)	$0	$0	$(384)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(123)	$0	$(68)	$0	$0	$(191)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	61

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund	(Cont.)	June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$375,841	$0	$0	$375,841
Short-Term Instruments
Repurchase Agreements	0	1,132	0	1,132
U.S. Treasury Bills	0	976	0	976

	$375,841	$2,108	$0	$377,949

Investments in Affiliates, at Value
Mutual Funds	53,355	0	0	53,355
Short-Term Instruments
Central Funds Used for Cash Management Purposes	24,160	0	0	24,160

	$77,515	$0	$0	$77,515

Total Investments	$453,356	$2,108	$0	$455,464

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(202)	$0	$(202)

Total Financial Derivative Instruments	$0	$(202)	$0	$(202)

Totals	$453,356	$1,906	$0	$455,262

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88%

MUTUAL FUNDS 87.5%

Vanguard Developed Markets Index Fund ‘Institutional’	5,385,077	$124,988

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,623,211	41,651

Vanguard Institutional Index Fund ‘Institutional’	499,130	185,392

Vanguard Small-Cap Index Fund ‘Institutional’	168,444	16,054

Total Mutual Funds (Cost $323,525)		368,085

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (e) 0.3%
		1,058

U.S. TREASURY BILLS 0.2%
5.237% due 08/10/2023 - 09/12/2023 (a)(b)(c)	$1,006	999

Total Short-Term Instruments (Cost $2,057)		2,057

Total Investments in Securities (Cost $325,582)		370,142

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.8%

MUTUAL FUNDS (d) 7.5%

PIMCO Emerging Markets Local Currency and Bond Fund	312,050	$1,826

PIMCO Income Fund	771,490	8,031

PIMCO International Bond Fund (U.S. Dollar-Hedged)	170,195	1,615

PIMCO Long-Term Real Return Fund	389,883	5,232

PIMCO Long-Term U.S. Government Fund	333,723	5,123

PIMCO Real Return Fund	167,693	1,674

PIMCO Total Return Fund	933,367	7,924

Total Mutual Funds (Cost $35,379)		31,425

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short-Term Floating NAV Portfolio III	1,866,623	$18,149

Total Short-Term Instruments (Cost $18,136)		18,149

Total Investments in Affiliates (Cost $53,515)		49,574

Total Investments 99.8% (Cost $379,097)		$419,716

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $0)		(172)

Other Assets and Liabilities, net 0.2%		1,170

Net Assets 100.0%		$420,714

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$1,058	U.S. Treasury Notes 4.625% due 06/30/2025	$(1,079)	$1,058	$1,058

Total Repurchase Agreements						$(1,079)	$1,058	$1,058

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,058	$0	$0	$1,058	$(1,079)	$(21)

Total Borrowings and Other Financing Transactions	$1,058	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	63

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund	(Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	22,836	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$5,270	$0	$(105)	$0	$(105)

JPM	Receive	FNRETR Index	166	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	3,514	0	(16)	0	(16)
	Receive	FNRETR Index	149	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	3,154	0	(14)	0	(14)

MYI	Receive	FNRETR Index	405	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	8,573	0	(37)	0	(37)

Total Swap Agreements								$0	$(172)	$0	$(172)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(105)	$(105)	$(105)	$0	$(105)
JPM	0	0	0	0	0	0	(30)	(30)	(30)	(260)	(290)
MYI	0	0	0	0	0	0	(37)	(37)	(37)	(90)	(127)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(172)	$(172)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$105	$0	$67	$0	$0	$172

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(98)	$0	$(279)	$0	$0	$(377)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(105)	$0	$(56)	$0	$0	$(161)

64	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$368,085	$0	$0	$368,085
Short-Term Instruments
Repurchase Agreements	0	1,058	0	1,058
U.S. Treasury Bills	0	999	0	999

	$368,085	$2,057	$0	$370,142

Investments in Affiliates, at Value
Mutual Funds	31,425	0	0	31,425
Short-Term Instruments
Central Funds Used for Cash Management Purposes	18,149	0	0	18,149

	$49,574	$0	$0	$49,574

Total Investments	$417,659	$2,057	$0	$419,716

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(172)	$0	$(172)

Total Financial Derivative Instruments	$0	$(172)	$0	$(172)

Totals	$417,659	$1,885	$0	$419,544

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	65

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.2%

MUTUAL FUNDS 88.7%

Vanguard Developed Markets Index Fund ‘Institutional’	6,203,253	$92,118

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	1,175,308	30,159

Vanguard Institutional Index Fund ‘Institutional’	372,555	138,378

Vanguard Small-Cap Index Fund ‘Institutional’	135,255	12,891

Total Mutual Funds (Cost $248,986)		273,546

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (d) 0.4%
		1,260

U.S. TREASURY BILLS 0.1%
5.321% due 08/24/2023 - 09/12/2023 (a)(b)	$385	382

Total Short-Term Instruments (Cost $1,642)		1,642

Total Investments in Securities (Cost $250,628)		275,188

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.1%

MUTUAL FUNDS (c) 5.2%

PIMCO Emerging Markets Local Currency and Bond Fund	141,311	$827

PIMCO Income Fund	417,127	4,342

PIMCO International Bond Fund (U.S. Dollar-Hedged)	62,913	597

PIMCO Long-Term Real Return Fund	198,308	2,661

PIMCO Long-Term U.S. Government Fund	157,805	2,423

PIMCO Real Return Fund	106,371	1,062

PIMCO Total Return Fund	492,966	4,185

Total Mutual Funds (Cost $18,087)		16,097

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short-Term Floating NAV Portfolio III	1,547,076	$15,042

Total Short-Term Instruments (Cost $15,031)		15,042

Total Investments in Affiliates (Cost $33,118)		31,139

Total Investments 99.3% (Cost $283,746)		$306,327

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(119)

Other Assets and Liabilities, net 0.7%		2,270

Net Assets 100.0%		$308,478

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$1,260	U.S. Treasury Notes 4.625% due 06/30/2025	$(1,285)	$1,260	$1,260

Total Repurchase Agreements						$(1,285)	$1,260	$1,260

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,260	$0	$0	$1,260	$(1,285)	$(25)

Total Borrowings and Other Financing Transactions	$1,260	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	15,233	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$3,515	$0	$(70)	$0	$(70)

JPM	Receive	FNRETR Index	98	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	2,075	0	(10)	0	(10)
	Receive	FNRETR Index	99	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	2,096	0	(9)	0	(9)

MYI	Receive	FNRETR Index	330	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	6,985	0	(30)	0	(30)

Total Swap Agreements								$0	$(119)	$0	$(119)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(70)	$(70)	$(70)	$0	$(70)
JPM	0	0	0	0	0	0	(19)	(19)	(19)	0	(19)
MYI	0	0	0	0	0	0	(30)	(30)	(30)	(280)	(310)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(119)	$(119)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$70	$0	$49	$0	$0	$119

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(71)	$0	$(157)	$0	$0	$(228)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(70)	$0	$(42)	$0	$0	$(112)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	67

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund	(Cont.)	June 30, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$273,546	$0	$0	$273,546
Short-Term Instruments
Repurchase Agreements	0	1,260	0	1,260
U.S. Treasury Bills	0	382	0	382

	$273,546	$1,642	$0	$275,188

Investments in Affiliates, at Value
Mutual Funds	16,097	0	0	16,097
Short-Term Instruments
Central Funds Used for Cash Management Purposes	15,042	0	0	15,042

	$31,139	$0	$0	$31,139

Total Investments	$304,685	$1,642	$0	$306,327

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(119)	$0	$(119)

Total Financial Derivative Instruments	$0	$(119)	$0	$(119)

Totals	$304,685	$1,523	$0	$306,208

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.4%

MUTUAL FUNDS 90.4%

Vanguard Developed Markets Index Fund ‘Institutional’	1,756,208	$26,080

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	332,722	8,538

Vanguard Institutional Index Fund ‘Institutional’	107,968	40,104

Vanguard Small-Cap Index Fund ‘Admiral’	40,615	3,871

Total Mutual Funds (Cost $74,213)		78,593

Total Investments in Securities (Cost $74,213)		78,593

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.2%

MUTUAL FUNDS (a) 4.1%

PIMCO Emerging Markets Local Currency and Bond Fund	43,753	$256

PIMCO Income Fund	80,678	840

PIMCO International Bond Fund (U.S. Dollar-Hedged)	10,370	98

PIMCO Long-Term Real Return Fund	44,527	597

PIMCO Long-Term U.S. Government Fund	37,982	583

PIMCO Real Return Fund	35,995	359

PIMCO Total Return Fund	97,609	829

Total Mutual Funds (Cost $3,762)		3,562

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	370,223	$3,600

Total Short-Term Instruments (Cost $3,599)		3,600

Total Investments in Affiliates (Cost $7,361)		7,162

Total Investments 98.6% (Cost $81,574)		$85,755

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		(31)

Other Assets and Liabilities, net 1.4%		1,253

Net Assets 100.0%		$86,977

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	3,820	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$882	$0	$(18)	$0	$(18)

JPM	Receive	FNRETR Index	19	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	402	0	(2)	0	(2)
	Receive	FNRETR Index	47	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	995	0	(4)	0	(4)

MYI	Receive	FNRETR Index	81	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	1,715	0	(7)	0	(7)

Total Swap Agreements								$0	$(31)	$0	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(18)	$(18)	$(18)	$0	$(18)
JPM	0	0	0	0	0	0	(6)	(6)	(6)	0	(6)
MYI	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(31)	$(31)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	69

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund	(Cont.)	June 30, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$18	$0	$13	$0	$0	$31

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(15)	$0	$(30)	$0	$0	$(45)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(17)	$0	$(12)	$0	$0	$(29)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$78,593	$0	$0	$78,593

	$78,593	$0	$0	$78,593

Investments in Affiliates, at Value
Mutual Funds	3,562	0	0	3,562
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,600	0	0	3,600

	$7,162	$0	$0	$7,162

Total Investments	$85,755	$0	$0	$85,755

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(31)	$0	$(31)

Total Financial Derivative Instruments	$0	$(31)	$0	$(31)

Totals	$85,755	$(31)	$0	$85,724

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

70	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2065 Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.4%

MUTUAL FUNDS 90.4%

Vanguard Developed Markets Index Fund ‘Admiral’	104,102	$1,544

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	14,920	504

Vanguard Institutional Index Fund ‘Institutional’	6,322	2,348

Vanguard Small-Cap Index Fund ‘Admiral’	2,376	226

Total Mutual Funds (Cost $4,257)		4,622

Total Investments in Securities (Cost $4,257)		4,622

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.8%

MUTUAL FUNDS (a) 3.8%

PIMCO Emerging Markets Local Currency and Bond Fund	2,583	$15

PIMCO Income Fund	3,896	41

PIMCO International Bond Fund (U.S. Dollar-Hedged)	451	4

PIMCO Long-Term Real Return Fund	2,847	38

PIMCO Long-Term U.S. Government Fund	2,225	34

PIMCO Real Return Fund	2,200	22

PIMCO Total Return Fund	4,771	41

Total Mutual Funds (Cost $193)		195

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III	10,463	$102

Total Short-Term Instruments (Cost $102)		102

Total Investments in Affiliates (Cost $295)		297

Total Investments 96.2% (Cost $4,552)		$4,919

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		(2)

Other Assets and Liabilities, net 3.8%		196

Net Assets 100.0%		$5,113

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	214	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$50	$0	$(1)	$0	$(1)

JPM	Receive	FNRETR Index	8	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	169	0	(1)	0	(1)

Total Swap Agreements								$0	$(2)	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$0	$(1)
JPM	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	71

Schedule of Investments	PIMCO REALPATH® Blend 2065 Fund	(Cont.)	June 30, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$1	$0	$1	$0	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(1)	$0	$6	$0	$0	$5

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(1)	$0	$(1)	$0	$0	$(2)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$4,622	$0	$0	$4,622

	$4,622	$0	$0	$4,622

Investments in Affiliates, at Value
Mutual Funds	195	0	0	195
Short-Term Instruments
Central Funds Used for Cash Management Purposes	102	0	0	102

	$297	$0	$0	$297

Total Investments	$4,919	$0	$0	$4,919

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$(2)	$0	$(2)

Totals	$4,919	$(2)	$0	$4,917

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

72	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 37.4%

MUTUAL FUNDS 37.2%

Vanguard Developed Markets Index Fund ‘Institutional’	3,458,429	$51,358

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	836,843	21,473

Vanguard Institutional Index Fund ‘Institutional’	142,295	52,854

Vanguard Small-Cap Index Fund ‘Admiral’	30,952	2,950

Total Mutual Funds (Cost $108,583)		128,635

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

U.S. TREASURY BILLS 0.2%
5.277% due 08/24/2023 - 09/12/2023 (a)(b)(d)	$676	670

Total Short-Term Instruments (Cost $670)		670

Total Investments in Securities (Cost $109,253)		129,305

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 62.7%

MUTUAL FUNDS (c) 57.8%

PIMCO Emerging Markets Local Currency and Bond Fund	1,941,295	$11,357

PIMCO High Yield Fund	1,009,333	7,742

PIMCO Income Fund	5,212,799	54,265

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,067,488	10,130

PIMCO Long-Term Real Return Fund	2,709,093	36,356

PIMCO Long-Term U.S. Government Fund	1,164,646	17,877

PIMCO Real Return Fund	1,586,984	15,838

PIMCO Total Return Fund	5,468,897	46,431

Total Mutual Funds (Cost $224,301)		199,996

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short-Term Floating NAV Portfolio III	1,750,843	$17,024

Total Short-Term Instruments (Cost $17,016)		17,024

Total Investments in Affiliates (Cost $241,317)		217,020

Total Investments 100.1% (Cost $350,570)		$346,325

Financial Derivative Instruments (e)(f) 0.1% (Cost or Premiums, net $1,410)		348

Other Assets and Liabilities, net (0.2)%		(587)

Net Assets 100.0%		$346,086

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)

Securities with an aggregate market value of $114 have been pledged as collateral as of June 30, 2023 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	3,075.000	09/15/2023	36	$4	$437	$9
Put - CBOE S&P 500	2,900.000	12/15/2023	11	1	91	9
Put - CBOE S&P 500	3,150.000	12/15/2023	28	3	335	32
Put - CBOE S&P 500	3,150.000	03/15/2024	63	6	630	133
Put - CBOE S&P 500	3,600.000	06/28/2024	67	7	427	420

Total Purchased Options					$1,920	$603

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,350.000	09/15/2023	36	$4	$(156)	$(2)
Put - CBOE S&P 500	2,500.000	12/15/2023	28	3	(127)	(13)
Put - CBOE S&P 500	2,400.000	03/15/2024	63	6	(221)	(51)

Total Written Options					$(504)	$(66)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	73

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$603	$0	$0	$603	$(66)	$0	$0	$(66)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMTR Index	30,607	5.310% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2024	$7,063	$(6)	$(135)	$0	$(141)

JPM	Receive	FNRETR Index	166	5.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	3,514	0	(16)	0	(16)
	Receive	FNRETR Index	96	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/18/2023	2,032	0	(9)	0	(9)

MYI	Receive	FNRETR Index	249	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/20/2023	5,271	0	(23)	0	(23)

Total Swap Agreements								$(6)	$(183)	$0	$(189)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$0	$0	$0	$0	$(141)	$(141)	$(141)	$0	$(141)
JPM	0	0	0	0	0	0	(25)	(25)	(25)	0	(25)
MYI	0	0	0	0	0	0	(23)	(23)	(23)	0	(23)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(189)	$(189)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$603	$0	$0	$603

74	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$66	$0	$0	$66

Over the counter
Swap Agreements	$141	$0	$48	$0	$0	$189

	$141	$0	$114	$0	$0	$255

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,773)	$0	$0	$(1,773)
Written Options	0	0	513	0	0	513

	$0	$0	$(1,260)	$0	$0	$(1,260)

Over the counter
Swap Agreements	$(164)	$0	$(261)	$0	$0	$(425)

	$(164)	$0	$(1,521)	$0	$0	$(1,685)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,226)	$0	$0	$(1,226)
Written Options	0	0	303	0	0	303

	$0	$0	$(923)	$0	$0	$(923)

Over the counter
Swap Agreements	$(136)	$0	$(38)	$0	$0	$(174)

	$(136)	$0	$(961)	$0	$0	$(1,097)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Mutual Funds	$128,635	$0	$0	$128,635
Short-Term Instruments
U.S. Treasury Bills	0	670	0	670

	$128,635	$670	$0	$129,305

Investments in Affiliates, at Value
Mutual Funds	199,996	0	0	199,996
Short-Term Instruments
Central Funds Used for Cash Management Purposes	17,024	0	0	17,024

	$217,020	$0	$0	$217,020

Total Investments	$345,655	$670	$0	$346,325

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$603	$0	$603

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(66)	0	(66)
Over the counter	0	(189)	0	(189)

	$0	$(255)	$0	$(255)

Total Financial Derivative Instruments	$0	$348	$0	$348

Totals	$345,655	$1,018	$0	$346,673

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	75

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2065 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

76	PIMCO EQUITY SERIES

June 30, 2023

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

ANNUAL REPORT	|	JUNE 30, 2023	77

Notes to Financial Statements	(Cont.)

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or

78	PIMCO EQUITY SERIES

June 30, 2023

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of each Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

ANNUAL REPORT	|	JUNE 30, 2023	79

Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year

80	PIMCO EQUITY SERIES

June 30, 2023

on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2023 (amounts in thousands†):

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$11,974	$9,412	$(9,641)	$(446)	$1,902	$13,201	$474	$0

PIMCO High Yield Fund	5,381	4,814	(1,199)	(168)	180	9,008	429	86

PIMCO Income Fund	29,051	32,999	(2,162)	(225)	(670)	58,993	2,939	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	5,250	6,221	(176)	(21)	(112)	11,162	226	104

PIMCO Long-Term Real Return Fund	13,527	35,064	(1,804)	(510)	(1,646)	44,631	2,077	0

PIMCO Long-Term U.S. Government Fund	16,688	15,339	(6,894)	(1,595)	(139)	23,399	556	0

PIMCO Real Return Fund	7,170	11,814	(389)	(27)	(612)	17,956	593	0

PIMCO Short-Term Floating NAV Portfolio III	5,644	104,141	(84,400)	8	11	25,404	541	0

PIMCO Total Return Fund	23,699	29,868	(1,887)	(277)	(1,476)	49,927	1,645	0

Totals	$118,384	$249,672	$(108,552)	$(3,261)	$(2,562)	$253,681	$9,480	$190

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$12,034	$9,114	$(9,562)	$(558)	$2,055	$13,083	$482	$0

PIMCO High Yield Fund	4,820	4,712	(974)	(130)	153	8,581	393	81

PIMCO Income Fund	20,991	29,771	(1,016)	(96)	(543)	49,107	2,246	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	3,514	5,903	(192)	(21)	(56)	9,148	165	73

PIMCO Long-Term Real Return Fund	13,618	36,222	0	0	(2,246)	47,594	2,153	0

PIMCO Long-Term U.S. Government Fund	19,664	20,122	(9,349)	(1,072)	(1,017)	28,348	678	0

PIMCO Real Return Fund	5,322	12,007	0	0	(513)	16,816	488	0

PIMCO Short-Term Floating NAV Portfolio III	7,912	109,386	(89,500)	8	13	27,819	686	0

PIMCO Total Return Fund	16,201	26,239	(719)	(144)	(1,094)	40,483	1,204	0

Totals	$104,076	$253,476	$(111,312)	$(2,013)	$(3,248)	$240,979	$8,495	$154

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$9,580	$9,079	$(9,822)	$(790)	$2,004	$10,051	$390	$0

PIMCO High Yield Fund	3,092	3,720	(1,152)	(152)	152	5,660	261	55

PIMCO Income Fund	13,006	23,687	(987)	(76)	(336)	35,294	1,528	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,105	4,557	0	0	(47)	6,615	111	47

PIMCO Long-Term Real Return Fund	8,614	27,433	(320)	(116)	(1,364)	34,247	1,485	0

PIMCO Long-Term U.S. Government Fund	13,213	16,524	(8,616)	(827)	(635)	19,659	480	0

PIMCO Real Return Fund	3,574	7,972	0	0	(354)	11,192	332	0

PIMCO Short-Term Floating NAV Portfolio III	9,094	122,411	(108,000)	5	19	23,529	711	0

PIMCO Total Return Fund	10,005	20,950	(550)	(87)	(718)	29,600	824	0

Totals	$72,283	$236,333	$(129,447)	$(2,043)	$(1,279)	$175,847	$6,122	$102

ANNUAL REPORT	|	JUNE 30, 2023	81

Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$8,184	$6,045	$(7,558)	$(634)	$1,489	$7,526	$311	$0

PIMCO High Yield Fund	1,414	1,754	(896)	(120)	130	2,282	115	25

PIMCO Income Fund	8,323	15,370	(394)	(24)	(217)	23,058	961	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,474	3,359	0	0	(19)	4,814	77	30

PIMCO Long-Term Real Return Fund	6,160	15,250	(160)	(82)	(910)	20,258	951	0

PIMCO Long-Term U.S. Government Fund	9,423	9,075	(6,260)	(635)	(360)	11,243	304	0

PIMCO Real Return Fund	2,653	3,468	0	0	(232)	5,889	206	0

PIMCO Short-Term Floating NAV Portfolio III	9,930	106,091	(94,400)	8	12	21,641	691	0

PIMCO Total Return Fund	6,858	14,477	(188)	87	(485)	20,749	553	0

Totals	$54,419	$174,889	$(109,856)	$(1,400)	$(592)	$117,460	$4,169	$55

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$5,343	$4,322	$(5,501)	$(207)	$836	$4,793	$201	$0

PIMCO High Yield Fund	272	294	(432)	(35)	39	138	17	4

PIMCO Income Fund	4,420	8,393	(201)	(10)	(106)	12,496	516	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,007	1,977	0	0	(15)	2,969	51	20

PIMCO Long-Term Real Return Fund	4,001	5,578	0	0	(642)	8,937	547	0

PIMCO Long-Term U.S. Government Fund	6,351	6,088	(3,406)	(358)	(277)	8,398	213	0

PIMCO Real Return Fund	1,587	2,089	0	0	(137)	3,539	128	0

PIMCO Short-Term Floating NAV Portfolio III	9,168	86,169	(71,200)	5	18	24,160	669	0

PIMCO Total Return Fund	4,085	8,586	(284)	(29)	(273)	12,085	332	0

Totals	$36,234	$123,496	$(81,024)	$(634)	$(557)	$77,515	$2,674	$24

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$3,620	$2,174	$(4,237)	$(230)	$499	$1,826	$116	$0

PIMCO Income Fund	2,573	5,523	0	0	(65)	8,031	315	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	920	724	0	0	(29)	1,615	35	20

PIMCO Long-Term Real Return Fund	2,820	2,845	0	0	(433)	5,232	349	0

PIMCO Long-Term U.S. Government Fund	4,488	3,395	(2,334)	(236)	(190)	5,123	138	0

PIMCO Real Return Fund	1,062	697	0	0	(85)	1,674	75	0

PIMCO Short-Term Floating NAV Portfolio III	6,832	75,997	(64,700)	3	17	18,149	597	0

PIMCO Total Return Fund	2,705	5,503	(173)	58	(169)	7,924	211	0

Totals	$25,020	$96,858	$(71,444)	$(405)	$(455)	$49,574	$1,836	$20

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June 30, 2023

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,056	$1,200	$(2,581)	$(156)	$308	$827	$64	$0

PIMCO Income Fund	1,384	2,996	0	0	(38)	4,342	169	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	592	444	(416)	(45)	22	597	20	12

PIMCO Long-Term Real Return Fund	1,611	1,295	0	0	(245)	2,661	197	0

PIMCO Long-Term U.S. Government Fund	2,565	1,734	(1,628)	(225)	(23)	2,423	75	0

PIMCO Real Return Fund	576	541	0	0	(55)	1,062	43	0

PIMCO Short-Term Floating NAV Portfolio III	6,009	67,020	(58,000)	0	13	15,042	420	0

PIMCO Total Return Fund	1,433	2,825	0	32	(105)	4,185	114	0

Totals	$16,226	$78,055	$(62,625)	$(394)	$(123)	$31,139	$1,102	$12

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$312	$534	$(628)	$(14)	$52	$256	$13	$0

PIMCO Income Fund	210	639	0	0	(9)	840	33	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	91	159	(147)	(9)	4	98	4	3

PIMCO Long-Term Real Return Fund	237	556	(145)	(35)	(16)	597	38	0

PIMCO Long-Term U.S. Government Fund	370	742	(473)	(77)	21	583	16	0

PIMCO Real Return Fund	91	279	0	0	(11)	359	10	0

PIMCO Short-Term Floating NAV Portfolio III	902	21,995	(19,300)	2	1	3,600	94	0

PIMCO Total Return Fund	212	639	0	0	(22)	829	22	0

Totals	$2,425	$25,543	$(20,693)	$(133)	$20	$7,162	$230	$3

PIMCO REALPATH® Blend 2065 Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$44	$(30)	$0	$1	$15	$1	$0

PIMCO Income Fund	0	41	0	0	0	41	1	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0	12	(8)	0	0	4	0	0

PIMCO Long-Term Real Return Fund	0	45	(7)	0	0	38	1	0

PIMCO Long-Term U.S. Government Fund	0	57	(24)	1	0	34	0	0

PIMCO Real Return Fund	0	22	0	0	0	22	0	0

PIMCO Short-Term Floating NAV Portfolio III	0	602	(500)	0	0	102	1	0

PIMCO Total Return Fund	0	41	0	0	0	41	1	0

Totals	$0	$864	$(569)	$1	$1	$297	$5	$0

ANNUAL REPORT	|	JUNE 30, 2023	83

Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$11,863	$7,533	$(9,335)	$(861)	$2,157	$11,357	$438	$0

PIMCO High Yield Fund	5,613	3,597	(1,491)	(186)	209	7,742	400	83

PIMCO Income Fund	35,725	26,382	(6,815)	(327)	(700)	54,265	3,059	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	6,681	4,555	(910)	(91)	(105)	10,130	236	123

PIMCO Long-Term Real Return Fund	12,072	28,785	(2,710)	(983)	(808)	36,356	1,734	0

PIMCO Long-Term U.S. Government Fund	12,614	10,091	(3,579)	(893)	(356)	17,877	414	0

PIMCO Real Return Fund	8,748	8,747	(935)	(49)	(673)	15,838	622	0

PIMCO Short-Term Floating NAV Portfolio III	3,303	99,113	(85,400)	2	6	17,024	413	0

PIMCO Total Return Fund	30,158	23,013	(4,636)	(441)	(1,663)	46,431	1,761	0

Totals	$126,777	$211,816	$(115,811)	$(3,829)	$(1,933)	$217,020	$9,077	$206

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to

84	PIMCO EQUITY SERIES

June 30, 2023

resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

ANNUAL REPORT	|	JUNE 30, 2023	85

Notes to Financial Statements	(Cont.)

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where

86	PIMCO EQUITY SERIES

June 30, 2023

the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend 2065 Fund	PIMCO REALPATH® Blend Income Fund

Allocation	X	X	X	X	X	X	X	X	X	X

Acquired Fund	X	X	X	X	X	X	X	X	X	X

Small Fund	—	—	—	—	—	—	—	X	—	—

Equity	X	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset Backed Securities	X	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

ANNUAL REPORT	|	JUNE 30, 2023	87

Notes to Financial Statements	(Cont.)

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, or reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar instruments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative and other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

88	PIMCO EQUITY SERIES

June 30, 2023

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Funds to greater volatility derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

ANNUAL REPORT	|	JUNE 30, 2023	89

Notes to Financial Statements	(Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or

90	PIMCO EQUITY SERIES

June 30, 2023

breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

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Notes to Financial Statements	(Cont.)

to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.22%	0.27%	*
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.22%	N/A
PIMCO REALPATH® Blend 2065 Fund	0.03%	0.02%	0.02%	0.22%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.22%	0.27%	*

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended June 30, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the

Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	0.25%		—

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended June 30, 2023.

92	PIMCO EQUITY SERIES

June 30, 2023

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2023, the Distributor retained $23,380 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the

Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023 (for all Funds except PIMCO REALPATH® Blend 2065 Fund) or October 31, 2024 (for PIMCO REALPATH® Blend 2065 Fund), to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of June 30, 2023, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2025 Fund	$0	$0	$17	$17

PIMCO RealPath® Blend 2030 Fund	0	0	19	19

PIMCO RealPath® Blend 2035 Fund	0	0	16	16

PIMCO RealPath® Blend 2040 Fund	0	0	18	18

PIMCO RealPath® Blend 2045 Fund	0	0	18	18

PIMCO RealPath® Blend 2050 Fund	0	1	20	21

PIMCO RealPath® Blend 2055 Fund	0	0	9	9

PIMCO RealPath® Blend 2060 Fund	0	0	2	2

PIMCO RealPath® Blend 2065 Fund	0	0	123	123

PIMCO RealPath® Blend Income Fund	0	0	17	17

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2025 Fund	$0	$0	$245,263	$75,154

PIMCO REALPATH® Blend 2030 Fund	0	0	296,813	69,925

PIMCO REALPATH® Blend 2035 Fund	0	0	302,450	65,948

PIMCO REALPATH® Blend 2040 Fund	0	0	236,551	53,309

PIMCO REALPATH® Blend 2045 Fund	0	0	209,055	34,715

PIMCO REALPATH® Blend 2050 Fund	0	0	170,822	28,161

PIMCO REALPATH® Blend 2055 Fund	0	0	130,771	16,542

PIMCO REALPATH® Blend 2060 Fund	0	0	58,866	5,384

PIMCO REALPATH® Blend 2065 Fund	0	0	4,677	239

PIMCO REALPATH® Blend Income Fund	0	0	183,749	78,045

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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June 30, 2023

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2025 Fund				PIMCO REALPATH® Blend 2030 Fund

	Year Ended 06/30/2023		Year Ended 06/30/2022		Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	22,163	$250,170	6,242	$80,925	24,745	$291,897	7,130	$96,460

Administrative Class	844	9,574	272	3,509	435	5,142	303	4,107

Class A	75	847	141	1,844	58	674	137	1,873
Issued as reinvestment of distributions

Institutional Class	1,074	11,972	585	7,804	1,065	12,424	620	8,658

Administrative Class	102	1,131	76	1,020	97	1,130	84	1,183

Class A	20	225	23	310	25	286	22	315
Cost of shares redeemed

Institutional Class	(7,002)	(79,208)	(4,395)	(57,184)	(4,561)	(53,971)	(4,210)	(56,697)

Administrative Class	(774)	(8,664)	(263)	(3,432)	(988)	(11,522)	(220)	(3,006)

Class A	(201)	(2,222)	(301)	(3,863)	(60)	(702)	(143)	(1,921)

Net increase (decrease) resulting from Fund share transactions	16,301	$183,825	2,380	$30,933	20,816	$245,358	3,723	$50,972

	PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund

	Year Ended 06/30/2023		Year Ended 06/30/2022		Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	22,896	$283,165	7,204	$100,911	18,042	$230,160	6,180	$88,871

Administrative Class	1,219	15,318	331	4,715	443	5,695	208	2,931

Class A	76	943	89	1,272	83	1,052	75	1,090
Issued as reinvestment of distributions

Institutional Class	810	9,879	459	6,682	692	8,703	489	7,393

Administrative Class	72	873	66	965	44	546	48	733

Class A	18	222	17	245	17	211	20	300
Cost of shares redeemed

Institutional Class	(3,965)	(49,596)	(3,103)	(43,060)	(3,451)	(44,280)	(2,773)	(38,905)

Administrative Class	(885)	(10,856)	(215)	(3,063)	(504)	(6,357)	(156)	(2,207)

Class A	(33)	(411)	(72)	(1,045)	(60)	(755)	(98)	(1,369)

Net increase (decrease) resulting from Fund share transactions	20,208	$249,537	4,776	$67,622	15,306	$194,975	3,993	$58,837

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund

	Year Ended 06/30/2023		Year Ended 06/30/2022		Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	16,833	$217,904	5,303	$77,193	14,375	$188,230	4,764	$69,813

Administrative Class	997	13,135	234	3,405	283	3,665	176	2,585

Class A	44	559	45	659	62	821	64	951
Issued as reinvestment of distributions

Institutional Class	582	7,411	428	6,584	535	6,882	462	7,211

Administrative Class	41	518	44	675	42	534	51	792

Class A	9	109	9	141	8	97	11	173
Cost of shares redeemed

Institutional Class	(3,178)	(41,625)	(2,397)	(34,648)	(2,930)	(38,678)	(2,080)	(30,553)

Administrative Class	(655)	(8,436)	(120)	(1,763)	(582)	(7,562)	(150)	(2,242)

Class A	(25)	(312)	(41)	(618)	(17)	(227)	(102)	(1,507)

Net increase (decrease) resulting from Fund share transactions	14,648	$189,263	3,505	$51,628	11,776	$153,762	3,196	$47,223

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Notes to Financial Statements	(Cont.)

	PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend 2060 Fund

	Year Ended 06/30/2023		Year Ended 06/30/2022		Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	11,019	$146,157	4,887	$72,104	6,324	$65,135	1,709	$19,212

Administrative Class	667	8,974	230	3,411	90	911	33	376

Class A	79	1,023	47	684	31	298	35	416
Issued as reinvestment of distributions

Institutional Class	346	4,502	258	4,051	73	735	94	1,140

Administrative Class	18	230	17	261	1	12	1	14

Class A	5	65	6	88	1	10	7	90
Cost of shares redeemed

Institutional Class	(2,436)	(32,546)	(1,763)	(25,902)	(1,010)	(10,421)	(443)	(5,001)

Administrative Class	(269)	(3,551)	(98)	(1,456)	(18)	(183)	(2)	(22)

Class A	(57)	(759)	(52)	(761)	(14)	(140)	(54)	(627)

Net increase (decrease) resulting from Fund share transactions	9,372	$124,095	3,532	$52,480	5,478	$56,357	1,380	$15,598

	PIMCO REALPATH® Blend 2065 Fund		PIMCO REALPATH® Blend Income Fund
	Inception date through June 30, 2023(a)		Year Ended 06/30/2023		Year Ended 06/30/2022
	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	440	$4,527	17,590	$190,509	5,321	$66,789

Administrative Class	10	100	524	5,695	221	2,789

Class A	10	100	160	1,688	1,004	12,546
Issued as reinvestment of distributions

Institutional Class	0	5	811	8,643	583	7,420

Administrative Class	0	0	88	936	90	1,147

Class A	0	0	82	866	91	1,150
Cost of shares redeemed

Institutional Class	(4)	(41)	(7,213)	(77,996)	(4,928)	(61,063)

Administrative Class	0	0	(436)	(4,645)	(402)	(4,987)

Class A	0	0	(966)	(10,338)	(807)	(9,964)

Net increase (decrease) resulting from Fund share transactions	456	$4,691	10,640	$115,358	1,173	$15,827

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 30, 2022.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

REALPATH® Blend 2025 Fund	1	0	12	0

REALPATH® Blend 2030 Fund	1	0	11	0

REALPATH® Blend 2035 Fund	1	0	11	0

REALPATH® Blend 2040 Fund	1	0	12	0

REALPATH® Blend 2045 Fund	1	0	12	0

REALPATH® Blend 2050 Fund	1	0	11	0

REALPATH® Blend 2055 Fund	2	0	24	0

REALPATH® Blend 2060 Fund	2	0	36	0

REALPATH® Blend 2065 Fund	1	1	21	67

96	PIMCO EQUITY SERIES

June 30, 2023

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO REALPATH® Blend 2025 Fund	$4,140	$0	$(7,164)	$0	$(4,611)	$0	$0	$(7,635)

PIMCO REALPATH® Blend 2030 Fund	4,800	0	9,493	0	(6,782)	0	0	7,511

PIMCO REALPATH® Blend 2035 Fund	4,735	0	19,696	0	(2,908)	0	0	21,523

PIMCO REALPATH® Blend 2040 Fund	4,296	0	29,239	0	(3,031)	0	0	30,504

PIMCO REALPATH® Blend 2045 Fund	4,093	0	33,122	0	(1,065)	0	0	36,150

PIMCO REALPATH® Blend 2050 Fund	3,840	0	39,303	0	(901)	0	0	42,242

PIMCO REALPATH® Blend 2055 Fund	2,901	581	20,783	0	0	0	0	24,265

PIMCO REALPATH® Blend 2060 Fund	703	0	3,915	0	(261)	0	0	4,357

PIMCO REALPATH® Blend 2065 Fund	50	6	366	0	0	0	0	422

PIMCO REALPATH® Blend Income Fund	3,320	0	(11,449)	0	(3,931)	0	0	(12,060)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly due to organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through June 30, 2023 and Ordinary losses realized during the period January 1, 2023 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	|	JUNE 30, 2023	97

Notes to Financial Statements	(Cont.)	June 30, 2023

As of June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2025 Fund	$3,053	$1,558

PIMCO REALPATH® Blend 2030 Fund	4,978	1,804

PIMCO REALPATH® Blend 2035 Fund	2,908	0

PIMCO REALPATH® Blend 2040 Fund	3,031	0

PIMCO REALPATH® Blend 2045 Fund	1,065	0

PIMCO REALPATH® Blend 2050 Fund	901	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	127	134

PIMCO REALPATH® Blend 2065 Fund	0	0

PIMCO REALPATH® Blend Income Fund	2,763	1,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO REALPATH® Blend 2025 Fund	$451,051	$24,743	$(31,908)	$(7,165)

PIMCO REALPATH® Blend 2030 Fund	538,233	34,718	(25,225)	9,493

PIMCO REALPATH® Blend 2035 Fund	509,016	34,026	(14,330)	19,696

PIMCO REALPATH® Blend 2040 Fund	450,814	39,167	(9,926)	29,241

PIMCO REALPATH® Blend 2045 Fund	422,141	39,760	(6,639)	33,121

PIMCO REALPATH® Blend 2050 Fund	380,241	43,916	(4,613)	39,303

PIMCO REALPATH® Blend 2055 Fund	285,425	23,469	(2,686)	20,783

PIMCO REALPATH® Blend 2060 Fund	81,809	4,176	(262)	3,914

PIMCO REALPATH® Blend 2065 Fund	4,550	369	(2)	367

PIMCO REALPATH® Blend Income Fund	358,227	20,498	(32,052)	(11,554)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

For the fiscal years ended June 30, 2023 and June 30, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2023			June 30, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO REALPATH® Blend 2025 Fund	$9,103	$4,473	$0	$7,101	$2,250	$0

PIMCO REALPATH® Blend 2030 Fund	9,225	4,985	0	7,000	3,500	0

PIMCO REALPATH® Blend 2035 Fund	7,353	3,997	0	5,736	2,550	0

PIMCO REALPATH® Blend 2040 Fund	6,000	3,830	0	6,200	2,675	0

PIMCO REALPATH® Blend 2045 Fund	4,880	3,470	0	5,201	2,575	0

PIMCO REALPATH® Blend 2050 Fund	4,351	3,350	0	5,515	2,900	0

PIMCO REALPATH® Blend 2055 Fund	2,921	1,970	0	3,059	1,450	0

PIMCO REALPATH® Blend 2060 Fund	573	232	0	764	600	0

PIMCO REALPATH® Blend 2065 Fund	5	0	0	0	0	0

PIMCO REALPATH® Blend Income Fund	8,406	2,184	0	7,350	2,575	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

98	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060, PIMCO REALPATH® Blend 2065 Fund and PIMCO REALPATH® Blend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (ten of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO REALPATH® Blend 2025 Fund(1)

PIMCO REALPATH® Blend 2030 Fund(1)

PIMCO REALPATH® Blend 2035 Fund(1)

PIMCO REALPATH® Blend 2040 Fund(1)

PIMCO REALPATH® Blend 2045 Fund(1)

PIMCO REALPATH® Blend 2050 Fund(1)

PIMCO REALPATH® Blend 2055 Fund(1)

PIMCO REALPATH® Blend 2060 Fund(2)

PIMCO REALPATH® Blend 2065 Fund(3)

PIMCO REALPATH® Blend Income Fund(1)

(1)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statement of operations for the year ended June 30, 2023, statement of changes in net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023

(2)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statement of operations for the year ended June 30, 2023, statement of changes in net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for the years ended June 30, 2023, 2022, 2021 and the period from December 31, 2019 (inception date) through June 30, 2020

(3)

Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period December 30, 2022 (inception date) through June 30, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2023

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	|	JUNE 30, 2023	99

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.	MYI	Morgan Stanley & Co. International PLC

GST	Goldman Sachs International

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BCOMTR	Bloomberg Commodity Index Total Return	FNRETR	FTSE Nareit Equity REITs Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

100	PIMCO EQUITY SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO REALPATH® Blend 2025 Fund	0.00%	0.00%	$7	$0	$0

PIMCO REALPATH® Blend 2030 Fund	0.00%	0.00%	9	0	0

PIMCO REALPATH® Blend 2035 Fund	0.00%	0.00%	12	0	0

PIMCO REALPATH® Blend 2040 Fund	0.00%	0.00%	10	0	0

PIMCO REALPATH® Blend 2045 Fund	0.00%	0.00%	15	0	0

PIMCO REALPATH® Blend 2050 Fund	0.00%	0.00%	20	0	0

PIMCO REALPATH® Blend 2055 Fund	0.00%	0.00%	21	0	0

PIMCO REALPATH® Blend 2060 Fund	0.00%	0.00%	0	0	0

PIMCO REALPATH® Blend 2065 Fund	0.00%	0.00%	0	0	0

PIMCO REALPATH® Blend Income Fund	0.00%	0.00%	6	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO REALPATH® Blend 2025 Fund	0.00%

PIMCO REALPATH® Blend 2030 Fund	0.00%

PIMCO REALPATH® Blend 2035 Fund	0.00%

PIMCO REALPATH® Blend 2040 Fund	0.00%

PIMCO REALPATH® Blend 2045 Fund	0.00%

PIMCO REALPATH® Blend 2050 Fund	0.00%

PIMCO REALPATH® Blend 2055 Fund	0.00%

PIMCO REALPATH® Blend 2060 Fund	0.00%

PIMCO REALPATH® Blend 2065 Fund	0.00%

PIMCO REALPATH® Blend Income Fund	0.00%

ANNUAL REPORT	|	JUNE 30, 2023	101

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0686	$0.0000	$0.0000	$0.0686

June 2023	$0.0407	$0.0000	$0.0000	$0.0407

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0632	$0.0000	$0.0000	$0.0632

June 2023	$0.0343	$0.0000	$0.0000	$0.0343

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0590	$0.0000	$0.0000	$0.0590

June 2023	$0.0280	$0.0000	$0.0000	$0.0280

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0619	$0.0000	$0.0000	$0.0619

June 2023	$0.0349	$0.0000	$0.0000	$0.0349

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0563	$0.0000	$0.0000	$0.0563

June 2023	$0.0270	$0.0000	$0.0000	$0.0270

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0517	$0.0000	$0.0000	$0.0517

June 2023	$0.0215	$0.0000	$0.0000	$0.0215

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0342	$0.0000	$0.0000	$0.0342

June 2023	$0.0254	$0.0000	$0.0000	$0.0254

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0283	$0.0000	$0.0000	$0.0283

June 2023	$0.0188	$0.0000	$0.0000	$0.0188

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0233	$0.0000	$0.0000	$0.0233

June 2023	$0.0115	$0.0000	$0.0000	$0.0115

102	PIMCO EQUITY SERIES

(Unaudited)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0390	$0.0000	$0.0000	$0.0390

June 2023	$0.0149	$0.0000	$0.0000	$0.0149

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0328	$0.0000	$0.0000	$0.0328

June 2023	$0.0070	$0.0000	$0.0000	$0.0070

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0278	$0.0000	$0.0000	$0.0278

June 2023	$0.0004	$0.0000	$0.0000	$0.0004

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0404	$0.0000	$0.0000	$0.0404

June 2023	$0.0017	$0.0000	$0.0000	$0.0017

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0342	$0.0000	$0.0000	$0.0342

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0292	$0.0000	$0.0000	$0.0292

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0364	$0.0000	$0.0000	$0.0364

June 2023	$0.0018	$0.0000	$0.0000	$0.0018

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0301	$0.0000	$0.0000	$0.0301

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0252	$0.0000	$0.0000	$0.0252

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

ANNUAL REPORT	|	JUNE 30, 2023	103

Distribution Information	(Cont.)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0264	$0.0000	$0.0000	$0.0264

June 2023	$0.0010	$0.0000	$0.0000	$0.0010

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0201	$0.0000	$0.0000	$0.0201

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0149	$0.0000	$0.0000	$0.0149

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0234	$0.0000	$0.0000	$0.0234

June 2023	$0.0041	$0.0000	$0.0000	$0.0041

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0189	$0.0000	$0.0000	$0.0189

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0149	$0.0000	$0.0000	$0.0149

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO REALPATH® Blend Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0826	$0.0000	$0.0000	$0.0826

June 2023	$0.0396	$0.0000	$0.0000	$0.0396

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0774	$0.0000	$0.0000	$0.0774

June 2023	$0.0336	$0.0000	$0.0000	$0.0336

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0732	$0.0000	$0.0000	$0.0732

June 2023	$0.0273	$0.0000	$0.0000	$0.0273

104	PIMCO EQUITY SERIES

(Unaudited)

PIMCO REALPATH® Blend 2065 Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0171	$0.0000	$0.0000	$0.0171

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0124	$0.0000	$0.0000	$0.0124

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2023	$0.0087	$0.0000	$0.0000	$0.0087

June 2023	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	JUNE 30, 2023	105

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

106	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	|	JUNE 30, 2023	107

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

108	PIMCO EQUITY SERIES

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2023	109

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023 the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2023.

110	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3002AR_063023

PIMCO EQUITY SERIES®

Annual Report

June 30, 2023

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended June 30, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

Amid elevated inflation in many countries during the reporting period, the global economy faced challenges from higher interest rates, tighter credit conditions stemming from the turmoil in the banking sector (especially in the United States (“U.S.”)), and geopolitical concerns. While the U.S. economy showed signs of resilience, some European economies experienced slower growth over the reporting period.

Continued central bank efforts to combat inflation

While inflation remained elevated over the reporting period, many central banks raised interest rates to rein in rising prices. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate at 10 consecutive meetings, beginning in March 2022 through May 2023. In June 2023, the Fed then paused from raising rates in order to “assess additional information and its implications for monetary policy.” Meanwhile, the Bank of England and European Central Bank raised interest rates for the 13th and eighth consecutive time, respectively, as of June 2023. In contrast, the Bank of Japan maintained its accommodative monetary policy stance.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury rose over the reporting period, as did 10-year bond yields in most other developed market countries. The overall global credit bond market delivered positive total returns. Higher-rated global bonds underperformed lower-rated bonds. Global equities rallied, while commodity prices were volatile and produced mixed returns. The U.S. dollar weakened against the euro and the British pound, but appreciated against the Japanese yen.

Amid evolving conditions, we will continue to work diligently to navigate global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals, and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Total Returns of Certain Asset Classes for the Period Ended June 30, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	19.59%

Global equities (MSCI World Index, USD)	18.51%

European equities (MSCI Europe Index, EUR)	16.72%

Emerging market equities (MSCI Emerging Markets Index, EUR)	1.75%

Japanese equities (Nikkei 225 Index, JPY)	28.61%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	11.38%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.85%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	9.48%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	1.36%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	0.07%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EQUITY SERIES

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

PIMCO RAE Global ex-US Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

ANNUAL REPORT	|	JUNE 30, 2023	3

Important Information About the Funds	(Cont.)

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

A Fund may have investments in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g. Belarus). Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, and defense, among others — and Russia’s countermeasures may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which a Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs export and import controls, or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce

4	PIMCO EQUITY SERIES

any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extremefinancial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares, as applicable, is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not

ANNUAL REPORT	|	JUNE 30, 2023	5

Important Information About the Funds	(Cont.)

take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods.

Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if

6	PIMCO EQUITY SERIES

invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	JUNE 30, 2023	7

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023*

	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	18.81%	4.33%	5.01%	5.83%
PIMCO RAE Emerging Markets Fund I-2	18.62%	4.21%	4.90%	5.77%
PIMCO RAE Emerging Markets Fund Class A	18.47%	3.99%	4.73%	5.67%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	14.02%	3.19%	4.33%	5.44%
MSCI Emerging Markets Value Index±	4.13%	1.22%	1.99%	3.69%
MSCI Emerging Markets Index±±ª	1.75%	0.93%	2.95%	4.08%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.77% for Institutional Class shares, 0.87% for I-2 shares and 1.12% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of June 30, 2023†§

China	25.9%
India	15.2%
South Korea	12.3%
Taiwan	11.0%
Thailand	5.2%
Brazil	5.0%
South Africa	4.8%
Mexico	3.8%
Indonesia	3.6%
Turkey	3.6%
Short-Term Instruments	2.6%
Hong Kong	1.8%
Malaysia	1.5%
Other	3.7%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the MSCI Emerging Markets Value Index (the “benchmark index”).

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the communication services sector detracted from relative returns, as the sector underperformed the benchmark index.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2023	9

PIMCO RAE Global ex-US Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”), and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	15.90%	3.56%	4.03%
PIMCO RAE Global ex-US Fund I-2	15.82%	3.52%	3.95%
PIMCO RAE Global ex-US Fund Class A	15.57%	3.20%	3.68%
PIMCO RAE Global ex-US Fund Class A (adjusted)	11.18%	2.42%	3.19%
MSCI All Country World ex US Value Index±	12.19%	2.65%	2.77%
MSCI All Country World ex US Index±±ª	12.72%	3.52%	3.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 1.13% for Institutional Class shares, 1.23% for I-2 shares and 1.48% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of June 30, 2023†§

PIMCO RAE International Fund	76.7%
PIMCO RAE Emerging Markets Fund	23.1%

† % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the MSCI All Country World ex-U.S. Value Index (the “benchmark index”).

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	The total currency effect in the energy sector detracted from relative returns, as the Fund’s currency exposures in the energy sector underperformed the benchmark index.

»	Overweight exposure to the communication services sector detracted from relative returns, as the sector underperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2023	11

PIMCO RAE International Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	14.91%	3.35%	3.76%
PIMCO RAE International Fund I-2	14.78%	3.25%	3.67%
PIMCO RAE International Fund Class A	14.42%	2.98%	3.39%
PIMCO RAE International Fund Class A (adjusted)	10.10%	2.20%	2.90%
MSCI EAFE Value Index±	17.40%	2.93%	2.85%
MSCI EAFE Index±±ª	18.77%	4.39%	4.39%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.52% for Institutional Class shares, 0.62% for I-2 shares and 0.87% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

12	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of June 30, 2023†§

Japan	26.3%
United Kingdom	10.0%
Spain	8.9%
Canada	6.6%
Netherlands	6.5%
Switzerland	6.4%
France	5.0%
Short-Term Instruments	4.9%
Australia	4.8%
Sweden	4.0%
Germany	3.1%
Italy	2.9%
Hong Kong	2.8%
Finland	2.2%
Israel	1.5%
Denmark	1.0%
Other	3.1%

† % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the MSCI EAFE Value Index (the “benchmark index”).

»	Security selection in the consumer staples sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the information technology sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2023	13

PIMCO RAE US Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023*

	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	15.73%	9.03%	10.23%	8.54%
PIMCO RAE US Fund I-2	15.63%	8.93%	10.14%	8.49%
PIMCO RAE US Fund Class A	15.23%	8.59%	9.86%	8.35%
PIMCO RAE US Fund Class A (adjusted)	10.90%	7.76%	9.44%	8.13%
Russell 1000® Value Index±	11.54%	8.11%	9.22%	7.43%♦
S&P 500 Index±±ª	19.59%	12.31%	12.86%	9.44%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2004.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and mid-capitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.41% for Institutional Class shares, 0.51% for I-2 shares and 0.81% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

14	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of June 30, 2023†§

Health Care	21.6%
Information Technology	21.5%
Energy	15.4%
Consumer Staples	9.2%
Financials	8.1%
Consumer Discretionary	7.4%
Communication Services	6.7%
Utilities	5.0%
Industrials	3.6%
Short-Term Instruments	0.2%
Other	1.3%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the Russell 1000® Value Index (the “benchmark index”).

»	Security selection in the health care sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the communication services sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2023	15

PIMCO RAE US Small Fund

Cumulative Returns Through June 30, 2023

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023*

	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	13.36%	8.50%	10.11%	8.87%
PIMCO RAE US Small Fund I-2	13.22%	8.40%	10.02%	8.81%
PIMCO RAE US Small Fund Class A	12.95%	8.09%	9.76%	8.66%
PIMCO RAE US Small Fund Class A (adjusted)	8.74%	7.26%	9.33%	8.43%
Russell 2000® Value Index±	6.01%	3.54%	7.29%	6.57%
Russell 2000® Index±±ª	12.31%	4.21%	8.26%	7.47%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 9/30/2005.

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.51% for Institutional Class shares, 0.61% for I-2 shares and 0.91% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

16	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of June 30, 2023†§

Consumer Discretionary	22.8%
Energy	14.1%
Industrials	13.9%
Financials	9.9%
Information Technology	9.4%
Real Estate	7.9%
Health Care	6.3%
Materials	5.4%
Consumer Staples	4.9%
Utilities	2.0%
Affiliated Investments	1.6%
Communication Services	1.4%
Short-Term Instruments	0.4%

† % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the Russell 2000® Value Index (the “benchmark index”) and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the energy sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the real estate sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the industrials sector detracted from relative returns, as the sector outperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2023	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2023 to June 30, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$1,105.50	$3.97	$1,000.00	$1,021.03	$3.81	0.76%
I-2	1,000.00	1,103.80	4.49	1,000.00	1,020.53	4.31	0.86
Class A	1,000.00	1,103.90	5.79	1,000.00	1,019.29	5.56	1.11

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$1,101.30	$0.05	$1,000.00	$1,024.74	$0.05	0.01%
I-2	1,000.00	1,101.10	0.57	1,000.00	1,024.25	0.55	0.11
Class A	1,000.00	1,099.80	1.87	1,000.00	1,023.01	1.81	0.36

PIMCO RAE International Fund
Institutional Class	$1,000.00	$1,099.20	$2.65	$1,000.00	$1,022.27	$2.56	0.51%
I-2	1,000.00	1,098.40	3.17	1,000.00	1,021.77	3.06	0.61
Class A	1,000.00	1,097.20	4.47	1,000.00	1,020.53	4.31	0.86

PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,046.30	$2.08	$1,000.00	$1,022.76	$2.06	0.41%
I-2	1,000.00	1,045.80	2.59	1,000.00	1,022.27	2.56	0.51
Class A	1,000.00	1,044.20	4.11	1,000.00	1,020.78	4.06	0.81

18	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$1,050.40	$2.54	$1,000.00	$1,022.32	$2.51	0.50%
I-2	1,000.00	1,049.80	3.05	1,000.00	1,021.82	3.01	0.60
Class A	1,000.00	1,049.70	4.57	1,000.00	1,020.33	4.51	0.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	JUNE 30, 2023	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

06/30/2023	$8.85	$0.42	$1.13	$1.55	$(0.05)	$(0.92)	$0.00	$(0.97)

06/30/2022	12.02	0.55	(2.76)	(2.21)	(0.96)	0.00	0.00	(0.96)

06/30/2021	7.83	0.27	4.09	4.36	(0.17)	0.00	0.00	(0.17)

06/30/2020	9.92	0.24	(2.06)	(1.82)	(0.24)	(0.03)	0.00	(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)
I-2

06/30/2023	8.80	0.41	1.11	1.52	(0.04)	(0.92)	0.00	(0.96)

06/30/2022	11.97	0.50	(2.71)	(2.21)	(0.96)	0.00	0.00	(0.96)

06/30/2021	7.80	0.30	4.03	4.33	(0.16)	0.00	0.00	(0.16)

06/30/2020	9.86	0.32	(2.16)	(1.84)	(0.19)	(0.03)	0.00	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)
Class A

06/30/2023	8.70	0.41	1.07	1.48	(0.03)	(0.92)	0.00	(0.95)

06/30/2022	11.86	0.47	(2.68)	(2.21)	(0.95)	0.00	0.00	(0.95)

06/30/2021	7.75	0.23	4.03	4.26	(0.15)	0.00	0.00	(0.15)

06/30/2020	9.84	0.23	(2.07)	(1.84)	(0.22)	(0.03)	0.00	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

PIMCO RAE Global ex-US Fund
Institutional Class

06/30/2023	$8.78	$0.17	$1.15	$1.32	$(0.15)	$(0.60)	$0.00	$(0.75)

06/30/2022	11.65	1.15	(2.80)	(1.65)	(1.22)	0.00	0.00	(1.22)

06/30/2021	8.20	0.21	3.45	3.66	(0.21)	0.00	0.00	(0.21)

06/30/2020	10.23	0.38	(1.76)	(1.38)	(0.37)	(0.28)	0.00	(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	0.00	(0.26)
I-2

06/30/2023	8.80	0.16	1.16	1.32	(0.15)	(0.60)	0.00	(0.75)

06/30/2022	11.67	1.39	(3.04)	(1.65)	(1.22)	0.00	0.00	(1.22)

06/30/2021	8.18	0.02	3.63	3.65	(0.16)	0.00	0.00	(0.16)

06/30/2020	10.20	0.30	(1.68)	(1.38)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)
Class A

06/30/2023	8.62	0.15	1.12	1.27	(0.14)	(0.60)	0.00	(0.74)

06/30/2022	11.48	1.08	(2.74)	(1.66)	(1.20)	0.00	0.00	(1.20)

06/30/2021	8.10	0.18	3.39	3.57	(0.19)	0.00	0.00	(0.19)

06/30/2020	10.14	0.41	(1.81)	(1.40)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

PIMCO RAE International Fund
Institutional Class

06/30/2023	$7.55	$0.25	$0.82	$1.07	$(0.17)	$(0.36)	$0.00	$(0.53)

06/30/2022	11.23	0.36	(1.69)	(1.33)	(0.46)	(1.89)	0.00	(2.35)

06/30/2021	8.11	0.27	3.08	3.35	(0.23)	0.00	0.00	(0.23)

06/30/2020	9.74	0.23	(1.45)	(1.22)	(0.41)	0.00	0.00	(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	0.00	(0.52)
I-2

06/30/2023	7.51	0.26	0.80	1.06	(0.17)	(0.36)	0.00	(0.53)

06/30/2022	11.17	0.35	(1.69)	(1.34)	(0.43)	(1.89)	0.00	(2.32)

06/30/2021	8.07	0.40	2.92	3.32	(0.22)	0.00	0.00	(0.22)

06/30/2020	9.71	0.21	(1.43)	(1.22)	(0.42)	0.00	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)
Class A

06/30/2023	7.39	0.19	0.82	1.01	(0.14)	(0.36)	0.00	(0.50)

06/30/2022	11.06	0.32	(1.66)	(1.34)	(0.44)	(1.89)	0.00	(2.33)

06/30/2021	8.01	0.30	2.96	3.26	(0.21)	0.00	0.00	(0.21)

06/30/2020	9.64	0.18	(1.41)	(1.23)	(0.40)	0.00	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

20	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year(a)	Total Return(d)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.43	18.81%	$1,262,012	0.76%		0.77%		0.75%		0.76%		4.72%	65%

8.85	(19.72)	1,247,735	0.76		0.77		0.75		0.76		5.13	109

12.02	56.09	1,716,375	0.79	(f)	0.85	(f)	0.78	(f)	0.84	(f)	2.66	79

7.83	(18.91)	1,184,716	0.76		0.97		0.75		0.96		2.70	56

9.92	2.40	2,632,982	0.75		0.96		0.75		0.96		2.94	25

9.36	18.62	95,565	0.86		0.87		0.85		0.86		4.55	65

8.80	(19.78)	69,156	0.86		0.87		0.85		0.86		4.73	109

11.97	55.95	59,609	0.89	(g)	0.95	(g)	0.88	(g)	0.94	(g)	2.71	79

7.80	(19.13)	3,070	0.86		1.07		0.85		1.06		3.58	56

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93	25

9.23	18.35	25,955	1.11		1.12		1.10		1.11		4.63	65

8.70	(19.97)	12,611	1.11		1.12		1.10		1.11		4.43	109

11.86	55.42	15,798	1.14	(g)	1.20	(g)	1.13	(g)	1.19	(g)	2.24	79

7.75	(19.27)	7,628	1.11		1.32		1.10		1.31		2.61	56

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52	25

$9.35	15.90%	$76,470	0.00%		0.56%		0.00%		0.56%		1.86%	14%

8.78	(15.58)	69,094	0.00		0.56		0.00		0.56		10.87	7

11.65	44.96	80,502	0.02	(h)	0.63	(h)	0.02	(h)	0.63	(h)	2.08	18

8.20	(14.73)	53,191	0.02		0.78		0.01		0.77		4.03	34

10.23	(1.50)	75,630	0.00		0.76		0.00		0.76		3.13	17

9.37	15.82	117	0.10		0.66		0.10		0.66		1.76	14

8.80	(15.57)	307	0.10		0.66		0.10		0.66		13.36	7

11.67	44.90	154	0.12	(f)	0.73	(f)	0.12	(f)	0.73	(f)	0.18	18

8.18	(14.74)	67	0.12		0.88		0.11		0.87		3.14	34

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50	17

9.15	15.57	15,625	0.35		0.91		0.35		0.91		1.72	14

8.62	(15.87)	9,334	0.35		0.91		0.35		0.91		10.37	7

11.48	44.43	11,523	0.37	(f)	0.98	(f)	0.37	(f)	0.98	(f)	1.88	18

8.10	(15.01)	11,252	0.37		1.13		0.36		1.12		4.66	34

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32	17

$8.09	14.91%	$561,420	0.51%		0.52%		0.50%		0.51%		3.29%	94%

7.55	(14.14)	503,685	0.51		0.52		0.50		0.51		3.77	58

11.23	41.64	1,025,896	0.51	(i)	0.55	(i)	0.51	(i)	0.55	(i)	2.79	87

8.11	(13.27)	756,178	0.51		0.62		0.50		0.61		2.65	93

9.74	(2.72)	547,007	0.50		0.61		0.50		0.61		3.41	41

8.04	14.78	10,660	0.61		0.62		0.60		0.61		3.36	94

7.51	(14.25)	11,264	0.61		0.62		0.60		0.61		3.44	58

11.17	41.51	25,494	0.61	(j)	0.65	(j)	0.61	(j)	0.65	(j)	3.66	87

8.07	(13.40)	841	0.61		0.72		0.60		0.71		2.39	93

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02	41

7.90	14.42	5,285	0.86		0.87		0.85		0.86		2.51	94

7.39	(14.41)	21,550	0.86		0.87		0.85		0.86		3.49	58

11.06	41.10	25,298	0.86	(j)	0.90	(j)	0.86	(j)	0.90	(j)	2.87	87

8.01	(13.57)	3,258	0.86		0.97		0.85		0.96		2.05	93

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06	41

ANNUAL REPORT	|	JUNE 30, 2023	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Fund
Institutional Class

06/30/2023	$11.81	$0.29	$1.53	$1.82	$(0.14)	$(0.83)	$0.00	$(0.97)

06/30/2022	14.03	0.26	(1.13)	(0.87)	(0.17)	(1.18)	0.00	(1.35)

06/30/2021	9.72	0.25	4.44	4.69	(0.28)	(0.10)	0.00	(0.38)

06/30/2020	11.09	0.28	(1.08)	(0.80)	(0.32)	(0.25)	0.00	(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	0.00	(0.67)
I-2

06/30/2023	11.72	0.28	1.52	1.80	(0.14)	(0.83)	0.00	(0.97)

06/30/2022	13.94	0.25	(1.13)	(0.88)	(0.16)	(1.18)	0.00	(1.34)

06/30/2021	9.67	0.23	4.41	4.64	(0.27)	(0.10)	0.00	(0.37)

06/30/2020	11.04	0.27	(1.08)	(0.81)	(0.31)	(0.25)	0.00	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)
Class A

06/30/2023	11.52	0.23	1.49	1.72	(0.12)	(0.83)	0.00	(0.95)

06/30/2022	13.75	0.21	(1.11)	(0.90)	(0.15)	(1.18)	0.00	(1.33)

06/30/2021	9.55	0.19	4.37	4.56	(0.26)	(0.10)	0.00	(0.36)

06/30/2020	10.93	0.23	(1.07)	(0.84)	(0.29)	(0.25)	0.00	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

PIMCO RAE US Small Fund
Institutional Class

06/30/2023	$8.27	$0.17	$0.91	$1.08	$(0.11)	$(0.69)	$0.00	$(0.80)

06/30/2022	15.90	0.15	(1.62)	(1.47)	(0.20)	(5.96)	0.00	(6.16)

06/30/2021	8.80	0.09	8.05	8.14	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.72	0.14	(1.88)	(1.74)	(0.18)	0.00	0.00	(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	0.00	(0.73)
I-2

06/30/2023	8.18	0.14	0.92	1.06	(0.11)	(0.69)	0.00	(0.80)

06/30/2022	15.80	0.15	(1.61)	(1.46)	(0.20)	(5.96)	0.00	(6.16)

06/30/2021	8.76	0.02	8.06	8.08	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.67	0.16	(1.90)	(1.74)	(0.17)	0.00	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)
Class A

06/30/2023	8.00	0.13	0.89	1.02	(0.10)	(0.69)	0.00	(0.79)

06/30/2022	15.62	0.12	(1.60)	(1.48)	(0.18)	(5.96)	0.00	(6.14)

06/30/2021	8.68	(0.04)	8.01	7.97	(0.16)	(0.87)	0.00	(1.03)

06/30/2020	10.60	0.12	(1.89)	(1.77)	(0.15)	0.00	0.00	(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	0.00	(0.73)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(g)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.35%.
(h)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.15%.
(i)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.20%.
(j)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(k)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.15%.
(l)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.25%.

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Assets Value End of Year(a)	Total Return(d)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.66	15.73%	$1,091,632	0.40%		0.41%		0.40%		0.41%		2.33%	77%

11.81	(7.16)	778,671	0.40		0.41		0.40		0.41		1.94	69

14.03	48.99	915,231	0.40	(k)	0.44	(k)	0.40	(k)	0.44	(k)	2.06	54

9.72	(8.03)	578,588	0.41		0.52		0.40		0.51		2.60	34

11.09	4.66	745,741	0.40		0.51		0.40		0.51		2.39	32

12.55	15.63	56,292	0.50		0.51		0.50		0.51		2.23	77

11.72	(7.25)	44,350	0.50		0.51		0.50		0.51		1.87	69

13.94	48.77	39,056	0.50	(l)	0.54	(l)	0.50	(l)	0.54	(l)	1.92	54

9.67	(8.08)	16,970	0.51		0.62		0.50		0.61		2.51	34

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25	32

12.29	15.23	19,529	0.80		0.81		0.80		0.81		1.92	77

11.52	(7.54)	15,623	0.80		0.81		0.80		0.81		1.57	69

13.75	48.44	12,212	0.80	(j)	0.84	(j)	0.80	(j)	0.84	(j)	1.65	54

9.55	(8.41)	7,432	0.81		0.92		0.80		0.91		2.21	34

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03	32

$8.55	13.36%	$440,423	0.50%		0.51%		0.50%		0.51%		1.95%	92%

8.27	(13.65)	274,652	0.50		0.51		0.50		0.51		1.33	131

15.90	97.65	331,165	0.53	(k)	0.56	(k)	0.51	(k)	0.54	(k)	0.79	118

8.80	(16.64)	288,592	0.53		0.63		0.52		0.62		1.50	202

10.72	(6.74)	119,223	0.51		0.62		0.51		0.62		1.52	64

8.44	13.22	87,529	0.60		0.61		0.60		0.61		1.72	92

8.18	(13.68)	47,933	0.60		0.61		0.60		0.61		1.39	131

15.80	97.30	6,427	0.63	(l)	0.66	(l)	0.61	(l)	0.64	(l)	0.17	118

8.76	(16.67)	883	0.63		0.73		0.62		0.72		1.53	202

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34	64

8.23	12.95	83,456	0.90		0.91		0.90		0.91		1.53	92

8.00	(13.98)	73,766	0.90		0.91		0.90		0.91		1.11	131

15.62	96.82	46,113	0.93	(j)	0.96	(j)	0.91	(j)	0.94	(j)	(0.27)	118

8.68	(16.99)	3,900	0.93		1.03		0.92		1.02		1.22	202

10.60	(7.05)	4,023	0.91		1.02		0.91		1.02		1.07	64

ANNUAL REPORT	|	JUNE 30, 2023	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$1,378,655	$135	$572,699	$1,163,393	$609,932
Investments in Affiliates	26,933	92,067	27,723	0	9,797
Cash	1	0	0	0	1
Foreign currency, at value	1,211	0	219	0	0
Receivable for investments sold	51	0	0	3,445	1
Receivable for Fund shares sold	490	15	14	191	1,617
Interest and/or dividends receivable	9,542	0	4,873	1,246	688
Reimbursement receivable from PIMCO	0	44	0	0	0
Other assets	2	0	16	0	0
Total Assets	1,416,885	92,261	605,544	1,168,275	622,036

Liabilities:
Payable for investments purchased	$1,423	$0	$1	$0	$0
Payable upon return of securities loaned	26,921	0	27,723	0	9,611
Payable for Fund shares redeemed	1,763	0	203	409	525
Accrued investment advisory fees	591	32	148	248	188
Accrued supervisory and administrative fees	305	13	100	156	98
Accrued servicing fees	5	4	1	4	18
Accrued taxes payable	2,327	0	0	0	0
Accrued reimbursement to PIMCO	6	0	3	5	3
Other liabilities	12	0	0	0	185
Total Liabilities	33,353	49	28,179	822	10,628

Net Assets	$1,383,532	$92,212	$577,365	$1,167,453	$611,408

Net Assets Consist of:

Paid in capital	$1,575,113	$98,330	$513,204	$918,798	$570,667
Distributable earnings (accumulated loss)	(191,581)	(6,118)	64,161	248,655	40,741

Net Assets	$1,383,532	$92,212	$577,365	$1,167,453	$611,408

Cost of investments in securities	$1,263,303	$135	$470,669	$922,347	$513,600
Cost of investments in Affiliates	$26,933	$96,920	$27,723	$0	$9,797
Cost of foreign currency held	$1,231	$0	$219	$0	$0

* Includes repurchase agreements of:	$10,117	$135	$1,973	$2,205	$2,564

^ Includes securities on loan of:	$25,290	$0	$26,153	$0	$9,412

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$1,262,012	$76,470	$561,420	$1,091,632	$440,423
I-2	95,565	117	10,660	56,292	87,529
Class A	25,955	15,625	5,285	19,529	83,456

Shares Issued and Outstanding:

Institutional Class	133,895	8,176	69,440	86,241	51,494
I-2	10,210	12	1,325	4,485	10,371
Class A	2,811	1,708	669	1,589	10,146

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.43	$9.35	$8.09	$12.66	$8.55
I-2	9.36	9.37	8.04	12.55	8.44
Class A	9.23	9.15	7.90	12.29	8.23

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	JUNE 30, 2023	25

Statements of Operations

Year Ended June 30, 2023
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$76	$1	$45	$112	$92
Dividends, net of foreign taxes*	68,107	0	24,270	29,326	14,937
Dividends from Investments in Affiliates	0	1,671	0	0	0
Securities lending income	328	0	313	258	217
Total Income	68,511	1,672	24,628	29,696	15,246

Expenses:

Investment advisory fees	6,247	352	1,942	2,709	2,188
Supervisory and administrative fees	3,215	147	1,312	1,706	1,126
Distribution and/or servicing fees - Class A	32	38	17	46	201
Trustee fees	98	6	48	79	41
Interest expense	166	1	42	0	3
Miscellaneous expense	61	4	32	53	30
Total Expenses	9,819	548	3,393	4,593	3,589
Waiver and/or Reimbursement by PIMCO	(98)	(492)	(49)	(79)	(41)
Net Expenses	9,721	56	3,344	4,514	3,548

Net Investment Income (Loss)	58,790	1,616	21,284	25,182	11,698

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	(40,271)	0	44,786	16,390	1,697
Investments in Affiliates	0	(3,155)	0	0	0
Net capital gain distributions received from Affiliate investments	0	5,126	0	0	0
Over the counter financial derivative instruments	21	0	25	0	0
Foreign currency	(3,152)	0	(757)	0	0

Net Realized Gain (Loss)	(43,402)	1,971	44,054	16,390	1,697

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	191,731	0	47,885	91,761	59,198
Investments in Affiliates	0	9,580	0	0	0
Foreign currency assets and liabilities	39	0	183	0	0

Net Change in Unrealized Appreciation (Depreciation)	191,770	9,580	48,068	91,761	59,198

Net Increase (Decrease) in Net Assets Resulting from Operations	$207,158	$13,167	$113,406	$133,333	$72,593

* Foreign tax withholdings - Dividends	$11,384	$0	$2,752	$0	$0

** Foreign capital gains tax	$1,741	$0	$0	$0	$0

*** Foreign capital gains tax	$(2,327)	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	JUNE 30, 2023	27

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global ex-US Fund		PIMCO RAE International Fund

(Amounts in thousands†)	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$58,790	$64,592	$1,616	$9,887	$21,284	$30,379
Net realized gain (loss)	(43,402)	311,732	1,971	6,060	44,054	140,409
Net change in unrealized appreciation (depreciation)	191,770	(680,361)	9,580	(30,683)	48,068	(278,293)

Net Increase (Decrease) in Net Assets Resulting from Operations	207,158	(304,037)	13,167	(14,736)	113,406	(107,505)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(110,130)	(65,718)	(5,937)	(8,675)	(50,236)	(159,212)
I-2	(6,797)	(5,877)	(24)	(42)	(745)	(3,032)
Class A	(1,104)	(1,405)	(1,373)	(1,283)	(330)	(5,107)

Total Distributions(a)	(118,031)	(73,000)	(7,334)	(10,000)	(51,311)	(167,351)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(35,097)	(85,243)	7,644	11,292	(21,229)	(265,333)

Total Increase (Decrease) in Net Assets	54,030	(462,280)	13,477	(13,444)	40,866	(540,189)

Net Assets:

Beginning of year	1,329,502	1,791,782	78,735	92,179	536,499	1,076,688
End of year	$1,383,532	$1,329,502	$92,212	$78,735	$577,365	$536,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE US Fund		PIMCO RAE US Small Fund

Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

$25,182	$21,650	$11,698	$4,670
16,390	82,856	1,697	96,742
91,761	(167,813)	59,198	(165,626)

133,333	(63,307)	72,593	(64,214)

(73,075)	(114,851)	(47,913)	(91,057)
(3,996)	(3,541)	(4,583)	(10,276)
(1,379)	(1,233)	(7,395)	(30,767)

(78,450)	(119,625)	(59,891)	(132,100)

273,926	55,077	202,355	208,960

328,809	(127,855)	215,057	12,646

838,644	966,499	396,351	383,705
$1,167,453	$838,644	$611,408	$396,351

ANNUAL REPORT	|	JUNE 30, 2023	29

Schedule of Investments	PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 97.8%

BRAZIL 4.3%

COMMUNICATION SERVICES 0.1%

Telefonica Brasil SA	88,345	$798

CONSUMER DISCRETIONARY 0.3%

Cogna Educacao SA (b)	4,069,600	2,771

Vibra Energia SA	487,737	1,839

		4,610

CONSUMER STAPLES 0.3%

Natura & Co. Holding SA (b)	1,235,600	4,320

ENERGY 0.3%

Ultrapar Participacoes SA	1,233,065	4,865

FINANCIALS 2.8%

Banco do Brasil SA	1,809,940	18,673

Cielo SA	20,543,345	19,693

		38,366

INDUSTRIALS 0.5%

CCR SA	700,200	2,054

Embraer SA (b)	1,350,885	5,231

		7,285

Total Brazil		60,244

CHILE 0.8%

COMMUNICATION SERVICES 0.0%

Empresa Nacional de Telecomunicaciones SA	66,893	269

CONSUMER STAPLES 0.4%

Cencosud SA	2,150,309	4,168

Cia Cervecerias Unidas SA	116,492	939

		5,107

UTILITIES 0.4%

Colbun SA	3,912,785	620

Enel Americas SA	4,723,333	630

Enel Chile SA	63,635,440	4,135

		5,385

Total Chile		10,761

CHINA 26.3%

COMMUNICATION SERVICES 0.6%

China Tower Corp. Ltd. ‘H’	8,356,000	931

China United Network Communications Ltd. ‘A’	6,151,200	4,068

Tencent Music Entertainment Group ADR (b)	402,135	2,968

		7,967

CONSUMER DISCRETIONARY 2.3%

BAIC Motor Corp. Ltd.	8,321,000	2,027

Dongfeng Motor Group Co. Ltd.	292,000	134

SAIC Motor Corp. Ltd. ‘A’ (b)	199,000	389

Topsports International Holdings Ltd.	3,387,000	2,947

	SHARES	MARKET VALUE (000S)

Vipshop Holdings Ltd. (b)	1,561,182	$25,759

Wuchan Zhongda Group Co. Ltd. ‘A’	696,700	474

		31,730

CONSUMER STAPLES 0.1%

Hengan International Group Co. Ltd.	76,000	321

Tingyi Cayman Islands Holding Corp.	406,000	632

Uni-President China Holdings Ltd.	221,000	186

		1,139

ENERGY 6.0%

China Petroleum & Chemical Corp. ‘H’	76,828,400	45,171

China Shenhua Energy Co. Ltd. ‘H’	3,329,000	10,202

PetroChina Co. Ltd. ‘H’	39,146,000	27,181

		82,554

FINANCIALS 12.7%

Agricultural Bank of China Ltd.	14,086,000	5,547

Bank of Beijing Co. Ltd.	749,300	478

Bank of China Ltd.	109,086,000	43,797

Bank of Communications Co. Ltd. ‘H’	3,629,000	2,408

China Cinda Asset Management Co. Ltd. ‘H’	27,305,000	2,729

China CITIC Bank Corp. Ltd. ‘H’	2,462,000	1,158

China Construction Bank Corp. ‘H’	90,399,000	58,526

China Everbright Bank Co. Ltd. ‘H’	1,838,000	529

China Minsheng Banking Corp. Ltd. ‘H’	2,114,000	783

China Pacific Insurance Group Co. Ltd. ‘A’	1,294,000	3,359

Industrial & Commercial Bank of China Ltd. ‘H’	61,633,000	32,937

New China Life Insurance Co. Ltd. ‘H’	243,300	643

People’s Insurance Co. Group of China Ltd. ‘H’	4,077,000	1,481

PICC Property & Casualty Co. Ltd. ‘H’	5,436,000	6,053

Ping An Insurance Group Co. of China Ltd. ‘H’	2,439,000	15,578

Shanghai Pudong Development Bank Co. Ltd. ‘A’ (b)	318,000	317

		176,323

HEALTH CARE 1.2%

China Resources Pharmaceutical Group Ltd.	5,767,500	5,034

CSPC Pharmaceutical Group Ltd.	2,540,000	2,211

Shanghai Pharmaceuticals Holding Co. Ltd. ‘H’	416,000	826

Sinopharm Group Co. Ltd. ‘H’	3,005,600	9,409

		17,480

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.5%

China Communications Services Corp. Ltd. ‘H’	5,884,000	$2,905

China State Construction Engineering Corp. Ltd. ‘A’	2,214,600	1,751

CITIC Ltd.	4,337,000	5,193

CRRC Corp. Ltd. ‘H’	8,779,000	4,812

Daqin Railway Co. Ltd. ‘A’ (b)	400,100	410

Fosun International Ltd.	193,000	133

Guangshen Railway Co. Ltd. ‘H’	1,458,000	462

Sinopec Engineering Group Co. Ltd. ‘H’	2,246,000	1,003

Sinotrans Ltd. ‘H’	1,144,000	408

Sinotruk Hong Kong Ltd.	1,167,500	2,273

Weichai Power Co. Ltd. ‘H’	919,000	1,352

Xiamen ITG Group Corp. Ltd. ‘A’	351,300	375

		21,077

INFORMATION TECHNOLOGY 1.5%

AAC Technologies Holdings, Inc.	733,500	1,734

BYD Electronic International Co. Ltd.	329,500	1,002

FIH Mobile Ltd. (b)	9,167,000	926

Lenovo Group Ltd.	15,978,000	16,743

		20,405

MATERIALS 0.3%

Angang Steel Co. Ltd.	5,690,000	1,493

China National Building Material Co. Ltd. ‘H’	1,041,400	644

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	10,934,000	1,719

		3,856

REAL ESTATE 0.1%

Agile Group Holdings Ltd.	1,870,000	297

China Evergrande Group «(b)	1,601,000	168

Guangzhou R&F Properties Co. Ltd. ‘H’ (d)	1,615,000	259

Shui On Land Ltd.	6,309,000	717

Sino-Ocean Group Holding Ltd.	6,618,000	374

		1,815

Total China		364,346

GREECE 0.9%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization SA	111,425	1,910

CONSUMER DISCRETIONARY 0.0%

JUMBO SA	6,822	187

ENERGY 0.1%

Motor Oil Hellas Corinth Refineries SA	70,149	1,776

FINANCIALS 0.6%

Alpha Services & Holdings SA (b)	1,983,839	3,250

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

National Bank of Greece SA (b)	496,461	$3,227

Piraeus Financial Holdings SA (b)	636,014	2,088

		8,565

INDUSTRIALS 0.1%

Mytilineos SA	18,373	649

Total Greece		13,087

HONG KONG 1.8%

CONSUMER DISCRETIONARY 0.1%

Geely Automobile Holdings Ltd.	1,035,000	1,271

CONSUMER STAPLES 0.1%

Want Want China Holdings Ltd.	2,987,000	1,987

FINANCIALS 0.1%

China Taiping Insurance Holdings Co. Ltd.	671,600	700

INDUSTRIALS 0.1%

Orient Overseas International Ltd.	72,000	967

Shanghai Industrial Holdings Ltd.	667,000	969

Shenzhen International Holdings Ltd.	157,500	139

		2,075

REAL ESTATE 0.2%

Poly Property Group Co. Ltd.	2,038,000	456

Shenzhen Investment Ltd.	1,950,000	349

Yuexiu Property Co. Ltd.	1,306,000	1,522

		2,327

UTILITIES 1.2%

Beijing Enterprises Holdings Ltd.	105,500	383

China Resources Power Holdings Co. Ltd.	3,884,000	8,797

Kunlun Energy Co. Ltd.	9,220,000	7,263

		16,443

Total Hong Kong		24,803

INDIA 15.5%

COMMUNICATION SERVICES 0.1%

Indus Towers Ltd.	127,406	256

Zee Entertainment Enterprises Ltd.	777,343	1,685

		1,941

CONSUMER DISCRETIONARY 1.4%

Apollo Tyres Ltd.	473,058	2,349

Bajaj Auto Ltd.	23,341	1,337

Bosch Ltd.	2,710	630

Hero MotoCorp Ltd.	121,577	4,322

Mahindra & Mahindra Ltd.	482,708	8,576

Maruti Suzuki India Ltd.	9,370	1,121

Rajesh Exports Ltd.	208,366	1,393

		19,728

CONSUMER STAPLES 1.3%

ITC Ltd.	3,341,186	18,423

	SHARES	MARKET VALUE (000S)
ENERGY 3.2%

Bharat Petroleum Corp. Ltd.	576,947	$2,567

Coal India Ltd.	2,372,847	6,694

Hindustan Petroleum Corp. Ltd.	1,347,814	4,506

Indian Oil Corp. Ltd.	10,357,814	11,544

Oil & Natural Gas Corp. Ltd.	6,983,475	13,669

Oil India Ltd.	968,990	2,900

Petronet LNG Ltd.	872,632	2,374

		44,254

FINANCIALS 2.8%

Bank of Baroda	1,665,767	3,879

Bank of India	1,930,516	1,738

Canara Bank	497,213	1,836

General Insurance Corp. of India	353,035	788

Housing & Urban Development Corp. Ltd.	592,774	413

IIFL Finance Ltd.	51,202	316

Indiabulls Housing Finance Ltd. ‘L’ (b)	5,605,499	8,462

Indian Bank	50,559	181

Jammu & Kashmir Bank Ltd. (b)	190,000	141

Power Finance Corp. Ltd.	2,634,576	6,951

Punjab National Bank	3,438,698	2,171

RBL Bank Ltd. (b)	1,303,167	2,899

REC Ltd.	2,393,052	4,813

State Bank of India	412,574	2,890

Union Bank of India	552,870	489

		37,967

HEALTH CARE 0.5%

Aurobindo Pharma Ltd.	135,817	1,206

Glenmark Pharmaceuticals Ltd.	253,577	2,093

Lupin Ltd.	120,355	1,326

Sun Pharmaceutical Industries Ltd.	152,642	1,958

		6,583

INDUSTRIALS 0.7%

Bharat Electronics Ltd.	354,846	545

Bharat Heavy Electricals Ltd.	5,715,938	6,124

Cummins India Ltd.	17,189	408

Hindustan Aeronautics Ltd.	55,322	2,562

		9,639

INFORMATION TECHNOLOGY 0.2%

Oracle Financial Services Software Ltd.	17,695	834

Redington Ltd.	911,799	2,074

		2,908

MATERIALS 4.0%

Ambuja Cements Ltd.	359,177	1,870

Chambal Fertilisers & Chemicals Ltd.	218,975	729

EID Parry India Ltd.	82,544	466

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	232,652	1,703

Jindal Saw Ltd.	299,517	936

Jindal Steel & Power Ltd.	844,327	6,001

National Aluminium Co. Ltd.	8,203,705	8,239

NMDC Ltd.	483,858	619

Rain Industries Ltd.	76,216	152

	SHARES	MARKET VALUE (000S)

Steel Authority of India Ltd.	4,292,259	$4,487

Tata Steel Ltd.	5,696,058	7,804

Vedanta Ltd.	6,408,134	21,826

		54,832

UTILITIES 1.3%

GAIL India Ltd.	2,363,513	3,032

Jaiprakash Power Ventures Ltd. (b)	14,991,191	1,127

NHPC Ltd.	2,387,633	1,340

NTPC Ltd.	3,266,481	7,544

PTC India Ltd.	1,070,430	1,503

Reliance Infrastructure Ltd. (b)	1,099,237	1,858

Reliance Power Ltd. (b)	9,899,893	1,700

		18,104

Total India		214,379

INDONESIA 3.6%

COMMUNICATION SERVICES 0.3%

Telkom Indonesia Persero Tbk PT	15,930,800	4,250

CONSUMER STAPLES 0.2%

Gudang Garam Tbk PT	330,500	609

Hanjaya Mandala Sampoerna Tbk PT	11,625,600	733

Japfa Comfeed Indonesia Tbk PT	2,012,500	180

Sumber Alfaria Trijaya Tbk PT	595,300	102

Unilever Indonesia Tbk PT	3,158,900	898

		2,522

ENERGY 0.9%

Adaro Energy Indonesia Tbk PT	29,261,900	4,352

AKR Corporindo Tbk PT	10,395,600	985

Bukit Asam Tbk PT	7,176,200	1,283

Indo Tambangraya Megah Tbk PT	2,606,500	4,194

United Tractors Tbk PT	1,585,300	2,461

		13,275

FINANCIALS 1.3%

Bank Mandiri Persero Tbk PT	31,338,800	10,870

Bank Negara Indonesia Persero Tbk PT	4,283,700	2,614

Bank Pan Indonesia Tbk PT	1,175,900	85

Bank Rakyat Indonesia Persero Tbk PT	11,422,700	4,133

		17,702

HEALTH CARE 0.1%

Kalbe Farma Tbk PT	10,584,700	1,447

INDUSTRIALS 0.5%

Astra International Tbk PT	14,852,600	6,712

MATERIALS 0.1%

Indah Kiat Pulp & Paper Tbk PT	189,400	107

Indocement Tunggal Prakarsa Tbk PT	1,914,200	1,267

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	31

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Semen Indonesia Persero Tbk PT	2,096,478	$850

		2,224

UTILITIES 0.2%

Perusahaan Gas Negara Tbk PT	27,445,100	2,389

Total Indonesia		50,521

MALAYSIA 1.6%

COMMUNICATION SERVICES 0.1%

Astro Malaysia Holdings Bhd	1,147,500	148

Telekom Malaysia Bhd	1,251,400	1,318

		1,466

CONSUMER DISCRETIONARY 0.1%

Genting Bhd	1,816,800	1,583

ENERGY 0.0%

Petronas Dagangan Bhd	110,300	525

FINANCIALS 0.7%

Alliance Bank Malaysia Bhd	424,800	303

AMMB Holdings Bhd	1,716,900	1,334

Hong Leong Financial Group Bhd	60,000	227

Malayan Banking Bhd	3,080,300	5,699

Public Bank Bhd	1,283,400	1,060

RHB Bank Bhd	674,600	785

		9,408

HEALTH CARE 0.1%

Hartalega Holdings Bhd	725,400	294

Kossan Rubber Industries Bhd	490,200	136

Supermax Corp. Bhd	1,104,800	190

Top Glove Corp. Bhd (b)	4,757,800	828

		1,448

INDUSTRIALS 0.3%

CAPITAL A BHD (b)	11,021,800	1,915

IJM Corp. Bhd	1,884,600	603

MISC Bhd	592,300	909

Sime Darby Bhd	341,500	150

		3,577

UTILITIES 0.3%

Petronas Gas Bhd	126,500	453

Tenaga Nasional Bhd	1,370,200	2,658

YTL Power International Bhd	1,594,096	444

		3,555

Total Malaysia		21,562

MEXICO 3.8%

COMMUNICATION SERVICES 0.3%

America Movil SAB. de CV	3,247,458	3,529

Controladora AXTEL SAB de CV (b)	5,513,739	71

		3,600

CONSUMER DISCRETIONARY 0.0%

Nemak SAB de CV (b)	2,432,000	581

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.3%

Gruma SAB de CV ‘B’	52,571	$844

Grupo Bimbo SAB de CV ‘A’	504,075	2,699

Kimberly-Clark de Mexico SAB de CV	295,800	658

		4,201

FINANCIALS 0.2%

Grupo Financiero Inbursa SAB de CV (b)	1,339,298	3,181

INDUSTRIALS 0.3%

Alfa SAB de CV	5,624,741	3,500

MATERIALS 2.7%

Alpek SAB de CV	982,500	978

Cemex SAB de CV (b)	48,270,370	34,122

Orbia Advance Corp. SAB de CV	941,600	2,029

		37,129

Total Mexico		52,192

NETHERLANDS 0.1%

REAL ESTATE 0.1%

NEPI Rockcastle NV	136,441	801

Total Netherlands		801

PHILIPPINES 0.4%

COMMUNICATION SERVICES 0.2%

PLDT, Inc.	91,550	2,169

ENERGY 0.1%

Semirara Mining & Power Corp.	2,062,900	1,048

INDUSTRIALS 0.1%

Alliance Global Group, Inc.	4,099,000	996

DMCI Holdings, Inc.	6,187,400	1,018

		2,014

UTILITIES 0.0%

Aboitiz Power Corp.	383,000	267

Total Philippines		5,498

POLAND 1.0%

COMMUNICATION SERVICES 0.0%

Orange Polska SA	122,738	211

FINANCIALS 0.8%

Bank Polska Kasa Opieki SA	85,453	2,331

Powszechna Kasa Oszczednosci Bank Polski SA	166,896	1,485

Powszechny Zaklad Ubezpieczen SA	522,337	5,067

Santander Bank Polska SA	23,320	2,233

		11,116

UTILITIES 0.2%

PGE Polska Grupa Energetyczna SA (b)	1,256,238	2,243

Total Poland		13,570

	SHARES	MARKET VALUE (000S)
QATAR 0.0%

COMMUNICATION SERVICES 0.0%

Ooredoo QPSC	67,621	$203

Total Qatar		203

RUSSIA 0.0%

COMMUNICATION SERVICES 0.0%

Mobile TeleSystems PJSC «(d)	290,070	0

Rostelecom PJSC «(d)	341,490	0

Sistema PJSFC «	1,963,160	0

		0

CONSUMER STAPLES 0.0%

Magnit PJSC «	82,104	0

Magnit PJSC «(b)	11,659	0

		0

ENERGY 0.0%

Gazprom PJSC «	3,725,600	0

Lukoil PJSC «	254,140	0

		0

FINANCIALS 0.0%

Sberbank of Russia PJSC «	4,916,745	0

VTB Bank PJSC «(b)	23,863,615,853	26

		26

MATERIALS 0.0%

Alrosa PJSC «	2,122,120	0

Magnitogorsk Iron & Steel Works PJSC «	6,974,129	0

MMC Norilsk Nickel PJSC «	3,797	0

Novolipetsk Steel PJSC «	3,113,725	0

Severstal PAO ^«(a)	339,609	0

		0

UTILITIES 0.0%

Federal Grid Co. - Rosseti PJSC «(b)	591,291,707	1

Inter RAO UES PJSC «	15,264,000	0

Unipro PJSC «	3,938,000	0

		1

Total Russia		27

SAUDI ARABIA 0.4%

COMMUNICATION SERVICES 0.4%

Saudi Telecom Co.	455,261	5,280

CONSUMER DISCRETIONARY 0.0%

Jarir Marketing Co.	89,471	394

UTILITIES 0.0%

Saudi Electricity Co.	39,255	236

Total Saudi Arabia		5,910

SOUTH AFRICA 4.8%

COMMUNICATION SERVICES 0.9%

MTN Group Ltd.	981,632	7,212

MultiChoice Group	170,483	865

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Telkom SA SOC Ltd. (b)	1,251,189	$2,105

Vodacom Group Ltd. (d)	434,279	2,706

		12,888

CONSUMER DISCRETIONARY 0.4%

Motus Holdings Ltd.	245,852	1,309

Truworths International Ltd.	707,904	2,129

Woolworths Holdings Ltd.	491,192	1,862

		5,300

CONSUMER STAPLES 0.7%

AVI Ltd.	333,825	1,205

Bid Corp. Ltd.	50,692	1,113

Shoprite Holdings Ltd.	385,828	4,628

SPAR Group Ltd.	69,159	386

Tiger Brands Ltd.	250,601	2,218

		9,550

FINANCIALS 1.8%

Absa Group Ltd.	674,876	6,024

Momentum Metropolitan Holdings	2,071,052	1,987

Nedbank Group Ltd.	494,726	6,008

Old Mutual Ltd.	3,083,793	1,986

Standard Bank Group Ltd.	913,114	8,621

		24,626

HEALTH CARE 0.2%

Life Healthcare Group Holdings Ltd.	675,735	738

Netcare Ltd.	2,292,226	1,755

		2,493

INDUSTRIALS 0.1%

Barloworld Ltd.	268,961	1,222

Bidvest Group Ltd.	49,294	685

		1,907

MATERIALS 0.7%

Gold Fields Ltd.	322,537	4,484

Kumba Iron Ore Ltd.	23,101	543

Sappi Ltd.	607,397	1,259

Sasol Ltd.	76,262	945

Sibanye Stillwater Ltd.	1,494,659	2,305

		9,536

Total South Africa		66,300

SOUTH KOREA 12.5%

COMMUNICATION SERVICES 1.5%

KT Corp.	843,868	19,103

LG Uplus Corp.	197,200	1,609

		20,712

CONSUMER DISCRETIONARY 3.3%

Hankook Tire & Technology Co. Ltd.	105,647	2,772

Hyundai Mobis Co. Ltd.	27,863	4,933

Kia Corp.	205,374	13,834

LG Electronics, Inc.	224,599	21,739

LOTTE Himart Co. Ltd.	6,695	51

Lotte Shopping Co. Ltd.	33,887	1,768

	SHARES	MARKET VALUE (000S)

Shinsegae, Inc.	2,609	$354

		45,451

CONSUMER STAPLES 0.5%

Amorepacific Group	31,452	630

KT&G Corp. (d)	108,529	6,818

		7,448

FINANCIALS 1.1%

DB Insurance Co. Ltd.	80,561	4,576

Hanwha Life Insurance Co. Ltd.	1,365,870	2,683

Hyundai Marine & Fire Insurance Co. Ltd.	191,425	4,516

Samsung Card Co. Ltd.	70,682	1,593

Samsung Fire & Marine Insurance Co. Ltd.	4,090	714

Samsung Life Insurance Co. Ltd.	24,808	1,269

		15,351

INDUSTRIALS 3.0%

CJ Corp.	16,913	878

Daewoo Engineering & Construction Co. Ltd. (b)	202,501	628

DL E&C Co. Ltd.	12,588	334

Doosan Bobcat, Inc.	11,065	495

Doosan Co. Ltd.	7,840	542

GS Holdings Corp.	40,844	1,138

Hanwha Aerospace Co. Ltd.	26,717	2,588

Hanwha Corp.	238,190	5,437

HDC Hyundai Development Co-Engineering & Construction	15,960	139

Hyundai Engineering & Construction Co. Ltd.	286,093	8,316

Hyundai Glovis Co. Ltd.	12,968	1,952

LS Corp.	38,381	2,720

LX International Corp.	165,492	4,553

Posco International Corp. (d)	345,577	10,518

SK Networks Co. Ltd.	232,746	901

		41,139

INFORMATION TECHNOLOGY 0.7%

LG Display Co. Ltd.	708,647	8,517

Samsung SDS Co. Ltd.	4,641	435

		8,952

MATERIALS 1.3%

Dongkuk CM Co. Ltd. (b)	31,917	267

Dongkuk Holdings Co. Ltd.	17,001	226

Dongkuk Steel Mill Co. Ltd. (b)	52,957	435

Kolon Industries, Inc.	51,390	1,958

Lotte Chemical Corp.	9,114	1,073

POSCO Holdings, Inc. (d)	49,201	14,561

		18,520

UTILITIES 1.1%

Korea Electric Power Corp.	872,619	13,657

Korea Gas Corp.	61,027	1,192

		14,849

Total South Korea		172,422

	SHARES	MARKET VALUE (000S)
TAIWAN 11.2%

COMMUNICATION SERVICES 0.1%

Chunghwa Telecom Co. Ltd.	322,000	$1,206

CONSUMER DISCRETIONARY 0.5%

Cheng Shin Rubber Industry Co. Ltd.	1,764,000	2,279

China Motor Corp.	839,000	2,512

Formosa Taffeta Co. Ltd.	330,000	297

Pou Chen Corp.	1,314,000	1,332

		6,420

CONSUMER STAPLES 0.4%

President Chain Store Corp.	142,308	1,293

Uni-President Enterprises Corp.	2,019,000	4,950

		6,243

FINANCIALS 0.0%

Shanghai Commercial & Savings Bank Ltd.	450,552	657

INFORMATION TECHNOLOGY 10.1%

Acer, Inc.	3,676,000	3,709

Asustek Computer, Inc.	508,337	5,146

AUO Corp.	2,237,000	1,342

Catcher Technology Co. Ltd.	1,036,000	5,845

Cheng Uei Precision Industry Co. Ltd.	110,000	149

Chicony Electronics Co. Ltd.	630,771	1,987

Compal Electronics, Inc.	11,628,000	10,937

Compeq Manufacturing Co. Ltd.	597,000	854

Delta Electronics, Inc.	558,000	6,184

General Interface Solution Holding Ltd.	444,871	1,044

Hon Hai Precision Industry Co. Ltd.	6,395,316	23,252

Inventec Corp.	6,218,000	8,644

Largan Precision Co. Ltd.	77,750	5,333

Lite-On Technology Corp.	2,386,419	7,947

Micro-Star International Co. Ltd.	148,000	842

Nanya Technology Corp.	650,000	1,482

Pegatron Corp.	5,040,000	12,134

Powertech Technology, Inc.	567,000	1,916

Primax Electronics Ltd.	1,254,000	2,655

Qisda Corp. (b)	416,000	614

Quanta Computer, Inc.	2,019,000	9,861

Radiant Opto-Electronics Corp.	352,000	1,246

Supreme Electronics Co. Ltd.	960,000	1,495

TPK Holding Co. Ltd.	107,000	153

Tripod Technology Corp.	168,000	667

Wistron Corp.	7,090,515	20,688

Wistron NeWeb Corp.	331,000	1,017

WPG Holdings Ltd.	1,371,320	2,413

		139,556

MATERIALS 0.1%

Asia Cement Corp.	377,000	538

Formosa Chemicals & Fibre Corp.	120,000	259

		797

Total Taiwan		154,879

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	33

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
THAILAND 5.2%

COMMUNICATION SERVICES 0.0%

Jasmine International PCL (b)	3,221,200	$126

ENERGY 0.3%

IRPC PCL	16,871,000	1,087

Star Petroleum Refining PCL	16,304,300	3,711

		4,798

FINANCIALS 4.5%

Kasikornbank PCL (d)	4,026,000	14,735

Kiatnakin Phatra Bank PCL (d)	633,600	1,070

Krung Thai Bank PCL	15,003,975	8,223

SCB PCL	8,107,500	24,411

Thanachart Capital PCL (d)	6,206,004	8,719

Tisco Financial Group PCL (d)	1,493,800	4,091

TMBThanachart Bank PCL	18,862,000	826

		62,075

HEALTH CARE 0.2%

Bangkok Dusit Medical Services PCL	2,720,400	2,133

INFORMATION TECHNOLOGY 0.0%

Cal-Comp Electronics Thailand PCL ‘F’ (d)	5,206,707	283

MATERIALS 0.0%

Siam City Cement PCL	72,500	285

REAL ESTATE 0.2%

Jasmine Broadband Internet Infrastructure Fund	2,134,600	424

Land & Houses PCL	3,083,900	736

Pruksa Holding PCL	767,800	273

Sansiri PCL	27,546,100	1,494

		2,927

Total Thailand		72,627

TURKEY 3.5%

COMMUNICATION SERVICES 0.1%

Turkcell Iletisim Hizmetleri AS	1,291,975	1,803

CONSUMER DISCRETIONARY 0.1%

Tofas Turk Otomobil Fabrikasi AS	69,635	676

CONSUMER STAPLES 0.2%

Anadolu Efes Biracilik Ve Malt Sanayii AS	410,962	1,048

BIM Birlesik Magazalar AS	333,431	2,185

		3,233

ENERGY 0.0%

Turkiye Petrol Rafinerileri AS	1	0

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.9%

Akbank TAS	7,075,931	$5,494

Haci Omer Sabanci Holding AS	8,529,285	15,088

Is Yatirim Menkul Degerler AS	1,613,558	3,873

Turkiye Halk Bankasi AS (b)	1,374,051	659

Turkiye Is Bankasi AS ‘C’	26,897,140	14,536

		39,650

INDUSTRIALS 0.1%

AG Anadolu Grubu Holding AS	443,193	1,874

UTILITIES 0.1%

Enerjisa Enerji AS	857,179	1,153

		1,153

Total Turkey		48,389

UNITED ARAB EMIRATES 0.1%

FINANCIALS 0.1%

Dubai Islamic Bank PJSC	278,951	416

Emirates NBD Bank PJSC	126,163	510

		926

Total United Arab Emirates		926

Total Common Stocks (Cost $1,239,145)		1,353,447

PREFERRED STOCKS 0.9%

BRAZIL 0.8%

FINANCIALS 0.4%

Banco do Estado do Rio Grande do Sul SA	1,593,600	4,992

MATERIALS 0.1%

Braskem SA	170,095	990

Metalurgica Gerdau SA	455,700	1,125

		2,115

UTILITIES 0.3%

Cia Energetica de Minas Gerais	1,342,308	3,605

Total Brazil		10,712

CHILE 0.1%

CONSUMER STAPLES 0.1%

Embotelladora Andina SA	506,446	1,327

Total Chile		1,327

RUSSIA 0.0%

ENERGY 0.0%

Bashneft PJSC «	31,237	0

Transneft PJSC «	810	0

		0

Total Russia		0

Total Preferred Stocks (Cost $9,632)		12,039

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.2%

HONG KONG 0.0%

REAL ESTATE 0.0%

Yuexiu Real Estate Investment Trust (d)	80,972	$17

Total Hong Kong		17

MEXICO 0.0%

REAL ESTATE 0.0%

Fibra Uno Administracion SA de CV	374,990	548

Total Mexico		548

SOUTH AFRICA 0.1%

REAL ESTATE 0.1%

Growthpoint Properties Ltd.	435,379	270

Redefine Properties Ltd.	3,894,988	680

		950

Total South Africa		950

TURKEY 0.1%

REAL ESTATE 0.1%

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	5,404,282	1,537

Total Turkey		1,537

Total Real Estate Investment Trusts (Cost $4,409)		3,052

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (f) 0.7%
		10,117

Total Short-Term Instruments (Cost $10,117)		10,117

Total Investments in Securities (Cost $1,263,303)		1,378,655

INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

MUTUAL FUNDS 2.0%

PIMCO Government Money Market Fund
5.210% (c)(d)(e)	26,933,412	26,933

Total Short-Term Instruments (Cost $26,933)		26,933

Total Investments in Affiliates (Cost $26,933)		26,933

Total Investments 101.6% (Cost $1,290,236)		$1,405,588

Other Assets and Liabilities, net (1.6)%		(22,056)

Net Assets 100.0%		$1,383,532

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Security did not produce income within the last twelve months.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $25,290 were out on loan in exchange for $26,921 of cash collateral as of June 30, 2023. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$10,117	U.S. Treasury Notes 4.625% due 06/30/2025	$(10,319)	$10,117	$10,118

Total Repurchase Agreements						$(10,319)	$10,117	$10,118

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$10,118	$0	$0	$0	$10,118	$(10,319)	$(201)

Master Securities Lending Agreement
BCY	0	0	0	4,255	4,255	(4,511)	(256)
BMO	0	0	0	223	223	(238)	(15)
GSC	0	0	0	12,875	12,875	(13,519)	(644)
MSC	0	0	0	5,714	5,714	(6,127)	(413)
SAL	0	0	0	928	928	(983)	(55)
UBS	0	0	0	1,295	1,295	(1,543)	(248)

Total Borrowings and Other Financing Transactions	$10,118	$0	$0	$25,290

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$26,906	$0	$0	$0	$26,906
Real Estate Investment Trusts	15	0	0	0	15

Total Borrowings	$26,921	$0	$0	$0	$26,921

Payable for securities on loan - cash collateral					$26,921

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	35

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21	$0	$21

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$798	$0	$0	$798
Consumer Discretionary	4,610	0	0	4,610
Consumer Staples	4,320	0	0	4,320
Energy	4,865	0	0	4,865
Financials	38,366	0	0	38,366
Industrials	7,285	0	0	7,285
Chile
Communication Services	269	0	0	269
Consumer Staples	5,107	0	0	5,107
Utilities	5,385	0	0	5,385
China
Communication Services	2,968	4,999	0	7,967
Consumer Discretionary	25,759	5,971	0	31,730
Consumer Staples	0	1,139	0	1,139
Energy	0	82,554	0	82,554
Financials	0	176,323	0	176,323
Health Care	0	17,480	0	17,480
Industrials	0	21,077	0	21,077
Information Technology	0	20,405	0	20,405
Materials	0	3,856	0	3,856
Real Estate	0	1,647	168	1,815
Greece
Communication Services	0	1,910	0	1,910
Consumer Discretionary	187	0	0	187
Energy	0	1,776	0	1,776
Financials	0	8,565	0	8,565
Industrials	0	649	0	649
Hong Kong
Consumer Discretionary	0	1,271	0	1,271
Consumer Staples	0	1,987	0	1,987
Financials	0	700	0	700
Industrials	0	2,075	0	2,075
Real Estate	0	2,327	0	2,327
Utilities	0	16,443	0	16,443
India
Communication Services	0	1,941	0	1,941
Consumer Discretionary	0	19,728	0	19,728
Consumer Staples	0	18,423	0	18,423
Energy	0	44,254	0	44,254
Financials	0	37,967	0	37,967
Health Care	0	6,583	0	6,583
Industrials	0	9,639	0	9,639
Information Technology	0	2,908	0	2,908
Materials	0	54,832	0	54,832
Utilities	1,503	16,601	0	18,104

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Indonesia
Communication Services	$0	$4,250	$0	$4,250
Consumer Staples	1,342	1,180	0	2,522
Energy	4,194	9,081	0	13,275
Financials	85	17,617	0	17,702
Health Care	0	1,447	0	1,447
Industrials	0	6,712	0	6,712
Materials	0	2,224	0	2,224
Utilities	0	2,389	0	2,389
Malaysia
Communication Services	0	1,466	0	1,466
Consumer Discretionary	0	1,583	0	1,583
Energy	525	0	0	525
Financials	227	9,181	0	9,408
Health Care	0	1,448	0	1,448
Industrials	0	3,577	0	3,577
Utilities	453	3,102	0	3,555
Mexico
Communication Services	3,600	0	0	3,600
Consumer Discretionary	581	0	0	581
Consumer Staples	4,201	0	0	4,201
Financials	3,181	0	0	3,181
Industrials	3,500	0	0	3,500
Materials	37,129	0	0	37,129
Netherlands
Real Estate	801	0	0	801
Philippines
Communication Services	0	2,169	0	2,169
Energy	0	1,048	0	1,048
Industrials	996	1,018	0	2,014
Utilities	0	267	0	267
Poland
Communication Services	0	211	0	211
Financials	0	11,116	0	11,116
Utilities	0	2,243	0	2,243
Qatar
Communication Services	203	0	0	203
Russia
Financials	0	0	26	26
Utilities	0	0	1	1
Saudi Arabia
Communication Services	0	5,280	0	5,280
Consumer Discretionary	0	394	0	394
Utilities	0	236	0	236
South Africa
Communication Services	865	12,023	0	12,888
Consumer Discretionary	5,300	0	0	5,300
Consumer Staples	1,499	8,051	0	9,550
Financials	9,981	14,645	0	24,626

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Health Care	$2,493	$0	$0	$2,493
Industrials	1,907	0	0	1,907
Materials	1,802	7,734	0	9,536
South Korea
Communication Services	0	20,712	0	20,712
Consumer Discretionary	0	45,451	0	45,451
Consumer Staples	0	7,448	0	7,448
Financials	0	15,351	0	15,351
Industrials	0	41,139	0	41,139
Information Technology	0	8,952	0	8,952
Materials	702	17,818	0	18,520
Utilities	0	14,849	0	14,849
Taiwan
Communication Services	0	1,206	0	1,206
Consumer Discretionary	0	6,420	0	6,420
Consumer Staples	0	6,243	0	6,243
Financials	0	657	0	657
Information Technology	0	139,556	0	139,556
Materials	0	797	0	797
Thailand
Communication Services	0	126	0	126
Energy	0	4,798	0	4,798
Financials	0	62,075	0	62,075
Health Care	0	2,133	0	2,133
Information Technology	0	283	0	283
Materials	0	285	0	285
Real Estate	0	2,927	0	2,927
Turkey
Communication Services	1,803	0	0	1,803
Consumer Discretionary	0	676	0	676
Consumer Staples	0	3,233	0	3,233
Financials	3,873	35,777	0	39,650

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Industrials	$0	$1,874	$0	$1,874
Utilities	0	1,153	0	1,153
United Arab Emirates
Financials	0	926	0	926
Preferred Stocks
Brazil
Financials	4,992	0	0	4,992
Materials	2,115	0	0	2,115
Utilities	3,605	0	0	3,605
Chile
Consumer Staples	1,327	0	0	1,327
Real Estate Investment Trusts
Hong Kong
Real Estate	0	17	0	17
Mexico
Real Estate	548	0	0	548
South Africa
Real Estate	270	680	0	950
Turkey
Real Estate	0	1,537	0	1,537
Short-Term Instruments
Repurchase Agreements	0	10,117	0	10,117

	$205,522	$1,172,938	$195	$1,378,655

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	26,933	0	0	26,933

Total Investments	$232,455	$1,172,938	$195	$1,405,588

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	37

Schedule of Investments	PIMCO RAE Global ex-US Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$135

Total Short-Term Instruments (Cost $135)	135

Total Investments in Securities (Cost $135)	135

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.8%

MUTUAL FUNDS (a) 99.8%

UNITED STATES 99.8%

PIMCO RAE Emerging Markets Fund	2,262,326	$21,334

PIMCO RAE International Fund	8,743,263	70,733

Total Mutual Funds (Cost $96,920)		92,067

Total Investments in Affiliates (Cost $96,920)		92,067

Total Investments 100.0% (Cost $97,055)		$92,202

Other Assets and Liabilities, net 0.0%		10

Net Assets 100.0%		$92,212

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$135	U.S. Treasury Bonds 4.625% due 06/30/2025	$(138)	$135	$135

Total Repurchase Agreements						$(138)	$135	$135

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$135	$0	$0	$0	$135	$(138)	$(3)

Total Borrowings and Other Financing Transactions	$135	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$135	$0	$135

	$0	$135	$0	$135

Investments in Affiliates, at Value
Mutual Funds
United States	92,067	0	0	92,067

Total Investments	$92,067	$135	$0	$92,202

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE International Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

COMMON STOCKS 97.9%

AUSTRALIA 4.4%

CONSUMER STAPLES 0.1%

Metcash Ltd.	294,839	$740

ENERGY 0.5%

Ampol Ltd.	90,258	1,803

Viva Energy Group Ltd.	426,308	857

		2,660

FINANCIALS 1.0%

AMP Ltd.	819,321	619

Medibank Pvt Ltd.	519,256	1,220

Suncorp Group Ltd.	467,837	4,203

		6,042

INDUSTRIALS 0.4%

Aurizon Holdings Ltd.	414,893	1,085

Brambles Ltd.	101,063	972

Downer EDI Ltd.	25,788	71

		2,128

MATERIALS 1.0%

BlueScope Steel Ltd.	70,751	974

Rio Tinto Ltd.	66,568	5,098

		6,072

UTILITIES 1.4%

AGL Energy Ltd.	1,117,436	8,070

Total Australia		25,712

AUSTRIA 0.4%

FINANCIALS 0.0%

Vienna Insurance Group AG Wiener Versicherung Gruppe	8,886	232

INDUSTRIALS 0.0%

Strabag SE	2,287	93

MATERIALS 0.4%

voestalpine AG	58,389	2,098

Total Austria		2,423

BELGIUM 0.5%

COMMUNICATION SERVICES 0.1%

Proximus SADP	46,785	349

CONSUMER STAPLES 0.0%

Etablissements Franz Colruyt NV	5,584	208

ENERGY 0.2%

Euronav NV	78,730	1,195

HEALTH CARE 0.1%

UCB SA	10,190	903

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

bpost SA	80,993	$356

Total Belgium		3,011

CANADA 6.6%

CONSUMER DISCRETIONARY 3.0%

Canadian Tire Corp. Ltd. ‘A’	4,951	677

Gildan Activewear, Inc.	25,991	838

Linamar Corp.	6,900	363

Magna International, Inc.	269,867	15,235

		17,113

CONSUMER STAPLES 0.4%

George Weston Ltd.	7,561	894

Loblaw Cos., Ltd.	17,800	1,629

		2,523

ENERGY 1.3%

Suncor Energy, Inc.	258,541	7,584

FINANCIALS 0.3%

CI Financial Corp. (c)	58,051	659

Onex Corp.	4,710	260

Sun Life Financial, Inc.	13,453	701

		1,620

HEALTH CARE 0.2%

Bausch Health Cos., Inc. (a)	158,300	1,267

INDUSTRIALS 0.3%

Finning International, Inc.	53,500	1,646

SNC-Lavalin Group, Inc. (e)	4,900	128

		1,774

INFORMATION TECHNOLOGY 0.5%

Celestica, Inc. (a)	99,842	1,449

CGI, Inc. (a)	12,900	1,361

		2,810

MATERIALS 0.3%

Kinross Gold Corp.	229,300	1,094

Lundin Mining Corp.	57,000	447

		1,541

UTILITIES 0.3%

Atco Ltd.	52,181	1,554

Canadian Utilities Ltd. ‘A	14,381	372

		1,926

Total Canada		38,158

DENMARK 1.0%

CONSUMER DISCRETIONARY 0.1%

Pandora AS	7,204	644

CONSUMER STAPLES 0.3%

Carlsberg AS ‘B’	7,799	1,249

Schouw & Co. AS	2,344	185

		1,434

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

H Lundbeck AS	166,664	$793

H Lundbeck AS ‘A’	315	2

		795

INDUSTRIALS 0.5%

ISS AS	142,182	3,008

Total Denmark		5,881

FINLAND 2.3%

CONSUMER DISCRETIONARY 0.1%

Nokian Renkaat OYJ	53,957	471

CONSUMER STAPLES 0.1%

Kesko OYJ	22,997	433

FINANCIALS 0.7%

Nordea Bank Abp	404,753	4,409

HEALTH CARE 0.1%

Orion OYJ ‘B’	8,430	350

INDUSTRIALS 0.2%

Wartsila OYJ Abp	110,605	1,247

INFORMATION TECHNOLOGY 1.1%

Nokia OYJ	1,476,975	6,188

Total Finland		13,098

FRANCE 5.2%

COMMUNICATION SERVICES 0.3%

Orange SA	129,892	1,518

CONSUMER DISCRETIONARY 0.9%

Renault SA	87,747	3,702

Valeo SA	71,424	1,535

		5,237

CONSUMER STAPLES 2.2%

Carrefour SA (c)	272,577	5,165

L’Oreal SA	16,654	7,769

		12,934

FINANCIALS 0.4%

Amundi SA	5,779	342

AXA SA	59,030	1,744

		2,086

HEALTH CARE 0.9%

Sanofi	47,904	5,157

INDUSTRIALS 0.5%

Cie de Saint-Gobain	47,013	2,863

Total France		29,795

GERMANY 3.0%

COMMUNICATION SERVICES 0.2%

Telefonica Deutschland Holding AG	356,560	1,003

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	39

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.5%

Bayerische Motoren Werke AG	20,067	$2,468

Continental AG	7,709	583

		3,051

CONSUMER STAPLES 0.4%

Metro AG (a)	242,087	1,967

FINANCIALS 0.8%

Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	10,913	4,097

Talanx AG	9,297	534

		4,631

HEALTH CARE 0.8%

Fresenius Medical Care AG & Co. KGaA	38,959	1,862

Fresenius SE & Co. KGaA	105,984	2,939

		4,801

MATERIALS 0.3%

Aurubis AG	2,458	211

HeidelbergCement AG	20,426	1,680

		1,891

Total Germany		17,344

HONG KONG 2.9%

COMMUNICATION SERVICES 0.0%

PCCW Ltd.	236,000	122

CONSUMER DISCRETIONARY 0.9%

Melco Resorts & Entertainment Ltd. (a)	310,864	3,796

Skyworth Group Ltd.	1,764,215	781

Yue Yuen Industrial Holdings Ltd.	358,000	469

		5,046

CONSUMER STAPLES 0.2%

First Pacific Co. Ltd.	322,000	112

Sun Art Retail Group Ltd.	158,000	41

WH Group Ltd.	1,643,000	875

		1,028

INDUSTRIALS 0.1%

Hutchison Port Holdings Trust	2,805,700	542

Jardine Matheson Holdings Ltd.	4,000	203

		745

INFORMATION TECHNOLOGY 0.2%

Kingboard Holdings Ltd.	265,500	726

Kingboard Laminates Holdings Ltd.	399,000	376

		1,102

MATERIALS 0.0%

Nine Dragons Paper Holdings Ltd.	322,000	199

	SHARES	MARKET VALUE (000S)
REAL ESTATE 1.5%

CK Asset Holdings Ltd.	438,500	$2,437

Kerry Properties Ltd.	288,000	599

Sun Hung Kai Properties Ltd.	135,000	1,706

Swire Pacific Ltd. ‘A’	334,000	2,566

Wharf Holdings Ltd.	412,000	979

		8,287

Total Hong Kong		16,529

ISRAEL 1.5%

COMMUNICATION SERVICES 0.3%

Bezeq The Israeli Telecommunication Corp. Ltd.	1,315,284	1,606

ENERGY 0.2%

Delek Group Ltd.	2,627	298

Oil Refineries Ltd.	2,206,948	630

Paz Oil Co. Ltd. (a)	2,651	285

		1,213

FINANCIALS 0.0%

Plus500 Ltd.	12,952	241

HEALTH CARE 0.8%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	599,620	4,515

INFORMATION TECHNOLOGY 0.2%

Check Point Software Technologies Ltd. (a)	6,628	833

MATERIALS 0.0%

Israel Corp. Ltd.	745	195

REAL ESTATE 0.0%

G City Ltd.	38,061	125

Total Israel		8,728

ITALY 3.1%

ENERGY 1.2%

Eni SpA	491,328	7,073

FINANCIALS 0.1%

Unipol Gruppo SpA	65,075	348

UnipolSai Assicurazioni SpA	32,159	80

		428

INDUSTRIALS 0.1%

Leonardo SpA	30,644	348

UTILITIES 1.7%

Enel SpA	1,459,412	9,840

Total Italy		17,689

JAPAN 27.3%

COMMUNICATION SERVICES 1.7%

KDDI Corp.	13,900	429

Nippon Telegraph & Telephone Corp.	6,122,500	7,245

	SHARES	MARKET VALUE (000S)

SoftBank Group Corp.	40,700	$1,919

Square Enix Holdings Co. Ltd.	9,100	424

		10,017

CONSUMER DISCRETIONARY 7.3%

Bridgestone Corp. (c)	100,100	4,112

Casio Computer Co. Ltd.	30,200	249

DCM Holdings Co. Ltd.	6,500	55

EDION Corp.	101,300	1,023

Iida Group Holdings Co. Ltd.	15,300	259

Isuzu Motors Ltd.	263,100	3,192

Izumi Co. Ltd.	5,600	134

JTEKT Corp.	22,900	209

K’s Holdings Corp.	47,200	411

Mazda Motor Corp.	497,500	4,808

NHK Spring Co. Ltd.	10,200	75

Nissan Motor Co. Ltd.	1,592,000	6,534

Paltac Corp.	7,900	263

Panasonic Holdings Corp.	748,500	9,178

Sega Sammy Holdings, Inc.	59,200	1,268

Sekisui House Ltd.	128,100	2,588

Shimamura Co. Ltd.	8,000	756

Subaru Corp.	268,000	5,047

Sumitomo Rubber Industries Ltd.	45,000	437

Tokai Rika Co. Ltd.	11,800	175

Yamada Holdings Co. Ltd.	450,600	1,326

		42,099

CONSUMER STAPLES 1.7%

Arcs Co. Ltd.	5,600	96

Coca-Cola Bottlers Japan Holdings, Inc.	5,200	55

H2O Retailing Corp.	82,000	838

Itoham Yonekyu Holdings, Inc.	82,800	417

Japan Tobacco, Inc. (c)	258,956	5,673

Kao Corp. (c)	25,500	925

Kewpie Corp.	3,600	59

Kose Corp.	2,500	240

Mitsubishi Shokuhin Co. Ltd.	6,500	168

Morinaga Milk Industry Co. Ltd.	1,800	59

Pola Orbis Holdings, Inc. (c)	34,500	503

Sugi Holdings Co. Ltd.	1,600	71

Sundrug Co. Ltd.	7,300	217

Tsuruha Holdings, Inc.	2,200	164

United Super Markets Holdings, Inc.	35,100	271

		9,756

ENERGY 0.2%

Cosmo Energy Holdings Co. Ltd.	35,600	973

FINANCIALS 4.2%

Japan Post Holdings Co. Ltd.	2,416,800	17,370

Japan Post Insurance Co. Ltd.	16,400	246

MS&AD Insurance Group Holdings, Inc.	168,100	5,953

Sompo Holdings, Inc.	18,300	821

		24,390

HEALTH CARE 1.2%

Alfresa Holdings Corp.	55,300	827

Astellas Pharma, Inc.	159,200	2,371

Medipal Holdings Corp.	112,200	1,835

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Otsuka Holdings Co. Ltd. (c)	15,700	$576

Suzuken Co. Ltd.	35,800	974

Toho Holdings Co. Ltd.	11,100	204

		6,787

INDUSTRIALS 3.8%

Amada Co. Ltd.	109,500	1,080

Dai Nippon Printing Co. Ltd.	94,300	2,679

Ebara Corp. (c)	22,500	1,079

Fujikura Ltd.	46,100	387

Furukawa Electric Co. Ltd.	21,600	382

Hanwa Co. Ltd.	8,200	259

Hino Motors Ltd.	283,200	1,204

Inabata & Co. Ltd.	33,000	742

Kajima Corp.	38,900	587

Kamigumi Co. Ltd.	2,900	66

Kandenko Co. Ltd.	24,900	200

Mitsubishi Electric Corp.	203,500	2,877

Mitsubishi Heavy Industries Ltd.	18,800	878

Nabtesco Corp.	16,800	371

Nagase & Co. Ltd.	11,100	185

Nippon Express Holdings, Inc.	5,100	288

Nisshinbo Holdings, Inc. (c)	33,100	274

Persol Holdings Co. Ltd.	70,500	1,276

Sankyu, Inc.	1,600	53

Secom Co. Ltd.	21,600	1,462

Seino Holdings Co. Ltd.	5,000	71

Sumitomo Heavy Industries Ltd. (c)	12,500	299

Taisei Corp.	55,400	1,936

Toppan, Inc.	12,400	268

Yamato Holdings Co. Ltd.	176,700	3,203

		22,106

INFORMATION TECHNOLOGY 3.0%

Alps Alpine Co. Ltd.	110,800	973

Brother Industries Ltd.	24,700	362

Canon Marketing Japan, Inc. (c)	13,300	331

Canon, Inc. (c)	258,250	6,788

Fujitsu Ltd.	39,600	5,127

Konica Minolta, Inc.	231,700	805

Otsuka Corp.	7,900	308

Ricoh Co. Ltd.	214,200	1,825

Seiko Epson Corp.	25,000	390

Yokogawa Electric Corp.	19,700	365

		17,274

MATERIALS 1.8%

Daicel Corp.	120,200	1,076

DIC Corp. (c)	48,900	890

JFE Holdings, Inc.	28,600	409

Kaneka Corp.	16,900	474

Kuraray Co. Ltd. (c)	14,100	137

Mitsui Chemicals, Inc.	39,500	1,164

Mitsui Mining & Smelting Co. Ltd.	3,600	83

Nippon Light Metal Holdings Co. Ltd.	17,900	181

Nitto Denko Corp.	46,800	3,474

Taiheiyo Cement Corp.	47,200	933

Teijin Ltd.	17,300	173

Toyo Seikan Group Holdings Ltd.	108,400	1,597

UBE Corp.	3,500	60

		10,651

	SHARES	MARKET VALUE (000S)
REAL ESTATE 1.0%

Daito Trust Construction Co. Ltd.	56,700	$5,744

Nomura Real Estate Holdings, Inc.	3,500	83

		5,827

UTILITIES 1.4%

Chubu Electric Power Co., Inc.	344,700	4,205

Electric Power Development Co. Ltd. ‘C’	113,900	1,677

Tohoku Electric Power Co., Inc.	317,200	1,961

		7,843

Total Japan		157,723

LUXEMBOURG 0.1%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular SA (a)	18,339	281

RTL Group SA	5,097	204

		485

Total Luxembourg		485

NETHERLANDS 6.8%

COMMUNICATION SERVICES 0.0%

VEON Ltd. ADR «(a)	57,744	0

CONSUMER STAPLES 4.1%

Koninklijke Ahold Delhaize NV	696,780	23,755

FINANCIALS 0.3%

NN Group NV	45,139	1,671

HEALTH CARE 1.0%

Koninklijke Philips NV	263,992	5,720

INDUSTRIALS 0.6%

Randstad NV	68,234	3,599

MATERIALS 0.8%

Akzo Nobel NV	55,266	4,518

Total Netherlands		39,263

NEW ZEALAND 0.3%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	140,685	440

INDUSTRIALS 0.1%

Air New Zealand Ltd. (a)	379,957	183

Fletcher Building Ltd.	181,609	605

		788

UTILITIES 0.1%

Contact Energy Ltd.	57,483	286

Total New Zealand		1,514

NORWAY 0.6%

COMMUNICATION SERVICES 0.2%

Telenor ASA	91,255	925

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

DNB Bank ASA	59,443	$1,112

INFORMATION TECHNOLOGY 0.0%

Atea ASA	17,327	252

MATERIALS 0.2%

Yara International ASA	31,555	1,115

Total Norway		3,404

PORTUGAL 0.8%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	10,528	290

Sonae SGPS SA	451,606	444

		734

ENERGY 0.3%

Galp Energia SGPS SA	134,109	1,567

MATERIALS 0.1%

Navigator Co. SA	170,340	577

UTILITIES 0.3%

EDP - Energias de Portugal SA	340,957	1,667

Total Portugal		4,545

SINGAPORE 0.7%

COMMUNICATION SERVICES 0.2%

JOYY, Inc.	31,808	977

Singapore Telecommunications Ltd.	209,600	388

		1,365

CONSUMER STAPLES 0.0%

Golden Agri-Resources Ltd.	802,500	146

INDUSTRIALS 0.4%

ComfortDelGro Corp. Ltd.	896,600	771

Jardine Cycle & Carriage Ltd.	46,000	1,186

		1,957

INFORMATION TECHNOLOGY 0.1%

Venture Corp. Ltd.	40,900	446

Total Singapore		3,914

SPAIN 9.2%

COMMUNICATION SERVICES 2.5%

Telefonica SA	3,581,969	14,543

ENERGY 0.7%

Repsol SA	281,219	4,090

FINANCIALS 4.7%

Banco Bilbao Vizcaya Argentaria SA	1,323,571	10,169

Banco de Sabadell SA	730,144	842

Banco Santander SA	3,802,004	14,075

Mapfre SA (c)	920,294	1,829

		26,915

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	41

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%

ACS Actividades de Construccion y Servicios SA	68,032	$2,392

UTILITIES 0.9%

Endesa SA (c)	69,190	1,487

Naturgy Energy Group SA	134,320	4,004

		5,491

Total Spain		53,431

SWEDEN 4.1%

COMMUNICATION SERVICES 0.0%

Telia Co. AB	76,878	169

CONSUMER DISCRETIONARY 0.5%

Electrolux AB ‘B’	72,029	984

H & M Hennes & Mauritz AB ‘B’	116,562	2,005

		2,989

FINANCIALS 0.4%

Swedbank AB ‘A’	141,178	2,382

HEALTH CARE 0.1%

Getinge AB ‘B’	14,068	247

INDUSTRIALS 2.2%

Husqvarna AB ‘B’	102,561	931

Intrum AB (c)	40,491	263

Loomis AB	9,213	269

Peab AB ‘B’	12,581	50

Securitas AB	208,475	1,712

Skanska AB ‘B’	41,691	585

SKF AB ‘B’	69,414	1,209

Volvo AB ‘B’	379,107	7,846

		12,865

INFORMATION TECHNOLOGY 0.8%

Telefonaktiebolaget LM Ericsson ‘B’	849,862	4,617

MATERIALS 0.1%

Hexpol AB	48,770	518

Total Sweden		23,787

SWITZERLAND 6.7%

CONSUMER DISCRETIONARY 0.8%

Swatch Group AG	14,982	4,380

CONSUMER STAPLES 0.2%

Coca-Cola HBC AG	29,726	887

FINANCIALS 0.8%

Swiss Life Holding AG	574	336

Swiss Re AG	29,521	2,975

Zurich Insurance Group AG	2,920	1,389

		4,700

HEALTH CARE 2.1%

Roche Holding AG	40,458	12,358

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.7%

ABB Ltd.	117,475	$4,622

Adecco Group AG	112,003	3,668

Kuehne & Nagel International AG	4,230	1,253

		9,543

MATERIALS 1.1%

Holcim AG	98,205	6,620

Total Switzerland		38,488

UNITED KINGDOM 10.4%

COMMUNICATION SERVICES 0.3%

WPP PLC	187,473	1,965

CONSUMER DISCRETIONARY 1.2%

Barratt Developments PLC	81,866	430

Berkeley Group Holdings PLC	6,082	303

Currys PLC	413,075	275

Inchcape PLC	247,425	2,449

Kingfisher PLC	322,405	950

Pearson PLC	125,094	1,311

Persimmon PLC	81,934	1,068

		6,786

CONSUMER STAPLES 1.0%

Imperial Brands PLC	190,049	4,207

Marks & Spencer Group PLC (a)	704,856	1,728

		5,935

ENERGY 0.4%

Shell PLC	45,343	1,353

Subsea 7 SA	76,555	953

		2,306

FINANCIALS 1.6%

abrdn PLC	666,589	1,851

Direct Line Insurance Group PLC	718,780	1,243

M&G PLC	2,439,766	5,938

		9,032

HEALTH CARE 1.6%

GSK PLC	537,798	9,531

INDUSTRIALS 1.2%

Ferguson PLC	25,437	4,018

International Distributions Services PLC	862,117	2,423

Travis Perkins PLC	57,752	598

		7,039

MATERIALS 0.2%

Evraz PLC «(a)	238,175	0

Johnson Matthey PLC	40,637	902

		902

UTILITIES 2.9%

Centrica PLC	8,695,734	13,711

SSE PLC	118,864	2,787

		16,498

Total United Kingdom		59,994

Total Common Stocks (Cost $463,287)		564,916

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.2%

GERMANY 0.2%

CONSUMER DISCRETIONARY 0.1%

Schaeffler AG	149,952	$925

CONSUMER STAPLES 0.1%

Henkel AG & Co. KGaA	3,988	319

Total Preferred Stocks (Cost $1,121)		1,244

REAL ESTATE INVESTMENT TRUSTS 0.8%

AUSTRALIA 0.5%

REAL ESTATE 0.5%

Scentre Group	788,404	1,394

Stockland	489,024	1,315

Vicinity Ltd.	286,661	353

		3,062

Total Australia		3,062

CANADA 0.3%

REAL ESTATE 0.3%

H&R Real Estate Investment Trust	128,986	998

RioCan Real Estate Investment Trust	34,742	506

		1,504

Total Canada		1,504

Total Real Estate Investment Trusts (Cost $4,288)		4,566

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa SA ‘B’ - Exp. 03/31/2025 «	226,011	0

Total Warrants (Cost $0)		0

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (f) 0.3%
		1,973

Total Short-Term Instruments (Cost $1,973)		1,973

Total Investments in Securities (Cost $470,669)		572,699

INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

MUTUAL FUNDS 4.8%

PIMCO Government Money Market Fund
5.210% (b)(c)(d)	27,723,146	27,723

Total Short-Term Instruments (Cost $27,723)		27,723

Total Investments in Affiliates (Cost $27,723)		27,723

Total Investments 104.0% (Cost $498,392)		$600,422

Other Assets and Liabilities, net (4.0)%		(23,057)

Net Assets 100.0%		$577,365

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $26,153 were out on loan in exchange for $27,723 of cash collateral as of June 30, 2023. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
SNC-Lavalin Group, Inc.	05/31/2023	$114	$128	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$1,973	U.S. Treasury Notes 4.625% due 06/30/2025	$(2,013)	$1,973	$1,973

Total Repurchase Agreements						$(2,013)	$1,973	$1,973

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,973	$0	$0	$0	$1,973	$(2,013)	$(40)

Master Securities Lending Agreement
BCY	0	0	0	4,427	4,427	(4,807)	(380)
BOS	0	0	0	2,228	2,228	(2,340)	(112)
BSN	0	0	0	397	397	(417)	(20)
GSC	0	0	0	4,542	4,542	(4,770)	(228)
MSC	0	0	0	1,479	1,479	(1,555)	(76)
SAL	0	0	0	13,080	13,080	(13,835)	(755)

Total Borrowings and Other Financing Transactions	$1,973	$0	$0	$26,153

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$27,723	$0	$0	$0	$27,723

Total Borrowings	$27,723	$0	$0	$0	$27,723

Payable for securities on loan - cash collateral					$27,723

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	43

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25	$0	$25

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Common Stocks
Australia
Consumer Staples	$0	$740	$0	$740
Energy	0	2,660	0	2,660
Financials	0	6,042	0	6,042
Industrials	0	2,128	0	2,128
Materials	0	6,072	0	6,072
Utilities	0	8,070	0	8,070
Austria
Financials	0	232	0	232
Industrials	93	0	0	93
Materials	0	2,098	0	2,098
Belgium
Communication Services	0	349	0	349
Consumer Staples	0	208	0	208
Energy	0	1,195	0	1,195
Health Care	0	903	0	903
Industrials	0	356	0	356
Canada
Consumer Discretionary	17,113	0	0	17,113
Consumer Staples	2,523	0	0	2,523
Energy	7,584	0	0	7,584
Financials	1,620	0	0	1,620
Health Care	1,267	0	0	1,267
Industrials	1,774	0	0	1,774
Information Technology	2,810	0	0	2,810
Materials	1,541	0	0	1,541
Utilities	1,926	0	0	1,926
Denmark
Consumer Discretionary	0	644	0	644
Consumer Staples	0	1,434	0	1,434
Health Care	0	795	0	795
Industrials	0	3,008	0	3,008
Finland
Consumer Discretionary	0	471	0	471
Consumer Staples	0	433	0	433
Financials	0	4,409	0	4,409
Health Care	0	350	0	350
Industrials	0	1,247	0	1,247
Information Technology	0	6,188	0	6,188
France
Communication Services	0	1,518	0	1,518
Consumer Discretionary	0	5,237	0	5,237
Consumer Staples	0	12,934	0	12,934
Financials	0	2,086	0	2,086
Health Care	0	5,157	0	5,157
Industrials	0	2,863	0	2,863
Germany
Communication Services	0	1,003	0	1,003

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Consumer Discretionary	$0	$3,051	$0	$3,051
Consumer Staples	0	1,967	0	1,967
Financials	0	4,631	0	4,631
Health Care	0	4,801	0	4,801
Materials	0	1,891	0	1,891
Hong Kong
Communication Services	0	122	0	122
Consumer Discretionary	3,796	1,250	0	5,046
Consumer Staples	0	1,028	0	1,028
Industrials	0	745	0	745
Information Technology	0	1,102	0	1,102
Materials	0	199	0	199
Real Estate	0	8,287	0	8,287
Israel
Communication Services	0	1,606	0	1,606
Energy	0	1,213	0	1,213
Financials	241	0	0	241
Health Care	4,515	0	0	4,515
Information Technology	833	0	0	833
Materials	0	195	0	195
Real Estate	0	125	0	125
Italy
Energy	0	7,073	0	7,073
Financials	0	428	0	428
Industrials	0	348	0	348
Utilities	0	9,840	0	9,840
Japan
Communication Services	0	10,017	0	10,017
Consumer Discretionary	0	42,099	0	42,099
Consumer Staples	0	9,756	0	9,756
Energy	0	973	0	973
Financials	0	24,390	0	24,390
Health Care	0	6,787	0	6,787
Industrials	0	22,106	0	22,106
Information Technology	0	17,274	0	17,274
Materials	0	10,651	0	10,651
Real Estate	0	5,827	0	5,827
Utilities	0	7,843	0	7,843
Luxembourg
Communication Services	0	485	0	485
Netherlands
Consumer Staples	0	23,755	0	23,755
Financials	0	1,671	0	1,671
Health Care	0	5,720	0	5,720
Industrials	0	3,599	0	3,599
Materials	0	4,518	0	4,518
New Zealand
Communication Services	0	440	0	440
Industrials	0	788	0	788
Utilities	0	286	0	286

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Norway
Communication Services	$0	$925	$0	$925
Financials	0	1,112	0	1,112
Information Technology	252	0	0	252
Materials	0	1,115	0	1,115
Portugal
Consumer Staples	0	734	0	734
Energy	0	1,567	0	1,567
Materials	0	577	0	577
Utilities	0	1,667	0	1,667
Singapore
Communication Services	977	388	0	1,365
Consumer Staples	0	146	0	146
Industrials	0	1,957	0	1,957
Information Technology	0	446	0	446
Spain
Communication Services	0	14,543	0	14,543
Energy	0	4,090	0	4,090
Financials	0	26,915	0	26,915
Industrials	0	2,392	0	2,392
Utilities	0	5,491	0	5,491
Sweden
Communication Services	0	169	0	169
Consumer Discretionary	0	2,989	0	2,989
Financials	0	2,382	0	2,382
Health Care	0	247	0	247
Industrials	0	12,865	0	12,865
Information Technology	0	4,617	0	4,617
Materials	0	518	0	518
Switzerland
Consumer Discretionary	0	4,380	0	4,380
Consumer Staples	0	887	0	887
Financials	0	4,700	0	4,700

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Health Care	$0	$12,358	$0	$12,358
Industrials	0	9,543	0	9,543
Materials	0	6,620	0	6,620
United Kingdom
Communication Services	0	1,965	0	1,965
Consumer Discretionary	275	6,511	0	6,786
Consumer Staples	0	5,935	0	5,935
Energy	0	2,306	0	2,306
Financials	0	9,032	0	9,032
Health Care	0	9,531	0	9,531
Industrials	0	7,039	0	7,039
Materials	0	902	0	902
Utilities	0	16,498	0	16,498
Preferred Stocks
Germany
Consumer Discretionary	0	925	0	925
Consumer Staples	0	319	0	319
Real Estate Investment Trusts
Australia
Real Estate	0	3,062	0	3,062
Canada
Real Estate	1,504	0	0	1,504
Short-Term Instruments
Repurchase Agreements	0	1,973	0	1,973

	$50,644	$522,055	$0	$572,699

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	27,723	0	0	27,723

Total Investments	$78,367	$522,055	$0	$600,422

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	45

Schedule of Investments	PIMCO RAE US Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

COMMON STOCKS 98.8%

UNITED STATES 98.8%

COMMUNICATION SERVICES 6.7%

Altice USA, Inc. (a)	243,103	$734

AT&T, Inc.	959,323	15,301

Liberty Media Corp.-Liberty SiriusXM (a)	30,236	990

Lumen Technologies, Inc.	472,139	1,067

Meta Platforms, Inc. ‘A’ (a)	211,527	60,704

		78,796

CONSUMER DISCRETIONARY 7.4%

AutoNation, Inc. (a)	7,590	1,249

Best Buy Co., Inc.	103,904	8,515

Dick’s Sporting Goods,	27,139	3,588

eBay, Inc.	215,200	9,617

Foot Locker, Inc.	148,082	4,015

Gap, Inc.	357,910	3,196

Goodyear Tire & Rubber Co. (a)	140,792	1,926

Kohl’s Corp.	555,757	12,810

Las Vegas Sands Corp. (a)	72,555	4,208

Lennar Corp. ‘A’	32,885	4,121

Macy’s, Inc.	277,669	4,457

NVR, Inc. (a)	286	1,816

O’Reilly Automotive, Inc. (a)	4,535	4,332

PulteGroup, Inc.	74,949	5,822

PVH Corp.	10,536	895

Qurate Retail, Inc. (a)	858,392	850

Starbucks Corp.	79,636	7,889

Tapestry, Inc.	38,196	1,635

Toll Brothers, Inc.	39,927	3,157

Whirlpool Corp.	9,859	1,467

Yum! Brands, Inc.	3,060	424

		85,989

CONSUMER STAPLES 9.2%

Altria Group, Inc.	306,139	13,868

Dollar General Corp.	45,625	7,746

Kroger Co.	428,356	20,133

Walgreens Boots Alliance, Inc.	435,991	12,421

Walmart, Inc.	336,722	52,926

		107,094

ENERGY 15.4%

Baker Hughes Co.	25,380	802

ConocoPhillips	21,890	2,268

Exxon Mobil Corp.	429,501	46,064

Marathon Petroleum Corp.	391,058	45,597

PBF Energy, Inc. ‘A’	92,276	3,778

Phillips 66	369,956	35,287

Valero Energy Corp.	378,490	44,397

World Kinect Corp.	63,945	1,322

		179,515

FINANCIALS 8.1%

Allstate Corp.	18,362	2,002

Ally Financial, Inc.	166,923	4,509

American Express Co.	10,447	1,820

Ameriprise Financial, Inc.	14,183	4,711

Aon PLC	10,301	3,556

	SHARES	MARKET VALUE (000S)

Bank of New York Mellon Corp.	34,856	$1,552

Discover Financial Services	93,344	10,907

Franklin Resources, Inc.	186,238	4,975

Genworth Financial, Inc. ‘A’ (a)	488,966	2,445

Navient Corp.	290,495	5,397

PayPal Holdings, Inc. (a)	155,220	10,358

Synchrony Financial	502,423	17,042

Travelers Cos., Inc.	37,959	6,592

Unum Group	26,391	1,259

Wells Fargo & Co.	399,986	17,071

		94,196

HEALTH CARE 21.5%

Amgen, Inc.	153,684	34,121

Biogen, Inc. (a)	103,646	29,524

Cardinal Health, Inc.	349,507	33,053

Cigna Corp.	27,847	7,814

DaVita, Inc. (a)	47,873	4,810

Elevance Health, Inc.	23,453	10,420

Gilead Sciences, Inc.	449,898	34,674

Humana, Inc.	40,401	18,064

Johnson & Johnson	56,918	9,421

McKesson Corp.	90,292	38,583

Merck & Co., Inc.	195,479	22,556

Organon & Co.	125,961	2,621

Quest Diagnostics, Inc.	13,897	1,953

Universal Health Services, Inc. ‘B’	23,497	3,707

		251,321

INDUSTRIALS 3.6%

AECOM	27,261	2,309

Boeing Co. (a)	78,376	16,550

CH Robinson Worldwide, Inc.	11,462	1,081

Cummins, Inc.	16,824	4,125

Eaton Corp. PLC	16,105	3,239

Honeywell International, Inc.	2,631	546

ManpowerGroup, Inc.	62,887	4,993

Quanta Services, Inc.	16,565	3,254

Robert Half International, Inc.	19,440	1,462

Union Pacific Corp.	18,178	3,720

WW Grainger, Inc.	793	625

		41,904

INFORMATION TECHNOLOGY 21.4%

Amdocs Ltd.	8,526	843

Apple, Inc.	222,204	43,101

Arrow Electronics, Inc. (a)	50,863	7,285

Avnet, Inc.	109,660	5,532

Cisco Systems, Inc.	1,075,734	55,658

DXC Technology Co. (a)	17,740	474

Gen Digital, Inc.	209,187	3,880

Hewlett Packard Enterprise Co.	100,690	1,692

HP, Inc.	118,569	3,641

Intel Corp.	1,333,064	44,578

Jabil, Inc.	66,056	7,129

Juniper Networks, Inc.	272,738	8,545

Kyndryl Holdings, Inc. (a)	82,596	1,097

Lam Research Corp.	9,702	6,237

NetApp, Inc.	142,491	10,886

Oracle Corp.	245,349	29,219

Qorvo, Inc. (a)	48,928	4,992

Seagate Technology Holdings PLC	143,703	8,891

	SHARES	MARKET VALUE (000S)

Teradyne, Inc.	20,988	$2,337

Western Digital Corp. (a)	27,096	1,028

Xerox Holdings Corp.	172,209	2,564

		249,609

MATERIALS 0.5%

Reliance Steel & Aluminium Co.	24,088	6,542

REAL ESTATE 0.0%

Jones Lang LaSalle, Inc. (a)	1,913	298

UTILITIES 5.0%

AES Corp.	263,002	5,452

Evergy, Inc.	164,654	9,619

Exelon Corp.	344,308	14,027

NRG Energy, Inc.	59,804	2,236

PPL Corp.	166,484	4,405

Southern Co.	84,787	5,957

Vistra Corp.	619,058	16,250

		57,946

Total Common Stocks (Cost $912,994)		1,153,210

REAL ESTATE INVESTMENT TRUSTS 0.7%

UNITED STATES 0.7%

REAL ESTATE 0.7%

Host Hotels & Resorts, Inc.	183,925	3,095

Iron Mountain, Inc.	26,086	1,482

Weyerhaeuser Co.	101,485	3,401

		7,978

Total Real Estate Investment Trusts (Cost $7,148)		7,978

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		2,205

Total Short-Term Instruments (Cost $2,205)		2,205

Total Investments in Securities (Cost $922,347)		1,163,393

Total Investments 99.7% (Cost $922,347)		$1,163,393

Other Assets and Liabilities, net 0.3%		4,060

Net Assets 100.0%		$1,167,453

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$2,205	U.S. Treasury Notes 4.625% due 06/30/2025	$(2,249)	$2,205	$2,205

Total Repurchase Agreements						$(2,249)	$2,205	$2,205

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,205	$0	$0	$0	$2,205	$(2,249)	$(44)

Total Borrowings and Other Financing Transactions	$2,205	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Common Stocks
United States
Communication Services	$78,796	$0	$0	$78,796
Consumer Discretionary	85,989	0	0	85,989
Consumer Staples	107,094	0	0	107,094
Energy	179,515	0	0	179,515
Financials	94,196	0	0	94,196
Health Care	251,321	0	0	251,321
Industrials	41,904	0	0	41,904
Information Technology	249,609	0	0	249,609

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Materials	$6,542	$0	$0	$6,542
Real Estate	298	0	0	298
Utilities	57,946	0	0	57,946
Real Estate Investment Trusts
United States
Real Estate	7,978	0	0	7,978
Short-Term Instruments
Repurchase Agreements	0	2,205	0	2,205

Total Investments	$1,161,188	$2,205	$0	$1,163,393

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	47

Schedule of Investments	PIMCO RAE US Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

COMMON STOCKS 91.3%

UNITED KINGDOM 4.1%

ENERGY 2.9%

TechnipFMC PLC (a)	1,051,748	$17,480

FINANCIALS 1.2%

Janus Henderson Group PLC	256,337	6,985

Paysafe Ltd. (a)	68,530	692

		7,677

Total United Kingdom		25,157

UNITED STATES 87.2%

COMMUNICATION SERVICES 1.4%

Cinemark Holdings, Inc. (a)	8,937	147

EchoStar Corp. ‘A’ (a)	3,968	69

Liberty Latin America Ltd. ‘C’ (a)	76,690	661

NII Holdings, Inc. (a)	22,836	55

Scholastic Corp.	37,041	1,441

Sinclair, Inc.	38,541	533

Yelp, Inc. (a)	159,090	5,792

		8,698

CONSUMER DISCRETIONARY 23.1%

Abercrombie & Fitch Co. (a)	509,120	19,184

Academy Sports & Outdoors, Inc.	82,157	4,441

Acushnet Holdings Corp.	19,524	1,068

Adtalem Global Education, Inc. (a)	174,203	5,982

American Eagle Outfitters, Inc.	21,146	249

Buckle, Inc.	56,658	1,960

Caleres, Inc.	41,912	1,003

Carter’s, Inc.	40,207	2,919

Cracker Barrel Old Country Store, Inc.	24,883	2,319

Crocs, Inc. (a)	44,877	5,046

Deckers Outdoor Corp. (a)	12,612	6,655

Dillard’s, Inc. ‘A’ (c)	73,376	23,941

GameStop Corp. ‘A’ (a)(c)	76,106	1,846

Grand Canyon Education, Inc. (a)	10,237	1,057

Group 1 Automotive, Inc.	1,650	426

Guess?, Inc.	104,119	2,025

H&R Block, Inc.	169,406	5,399

Hanesbrands, Inc.	574,628	2,609

Hibbett, Inc.	15,863	576

International Game Technology PLC	67,745	2,160

iRobot Corp. (a)	81,971	3,709

Jack in the Box, Inc.	19,324	1,885

La-Z-Boy, Inc.	12,473	357

Laureate Education, Inc.	32,047	387

Murphy USA, Inc.	56,497	17,577

ODP Corp. (a)	158,452	7,419

Sabre Corp. (a)	462,453	1,475

Signet Jewelers Ltd.	10,454	682

Steven Madden Ltd.	18,090	591

Taylor Morrison Home Corp. (a)	9,646	470

Texas Roadhouse, Inc.	21,369	2,399

Tri Pointe Homes, Inc. (a)	108,478	3,565

Urban Outfitters, Inc. (a)	94,308	3,124

Visteon Corp. (a)	43,771	6,286

Wolverine World Wide, Inc.	22,255	327

		141,118

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 4.9%

Fresh Del Monte Produce, Inc.	97,876	$2,516

Fresh Market, Inc. (a)	3,535	2

Ingles Markets, Inc. ‘A’	46,928	3,879

National Beverage Corp. (a)	5,778	279

Nu Skin Enterprises, Inc. ‘A’	133,160	4,421

SpartanNash Co.	122,865	2,766

Sprouts Farmers Market, Inc. (a)	284,547	10,451

United Natural Foods, Inc. (a)	23,216	454

Universal Corp.	29,357	1,466

USANA Health Sciences, Inc. (a)	11,930	752

Weis Markets, Inc.	49,013	3,147

		30,133

ENERGY 11.4%

Arch Resources, Inc.	2,380	268

Archrock, Inc.	53,480	548

CNX Resources Corp. (a)	429,484	7,611

CVR Energy, Inc.	239,625	7,179

Delek U.S. Holdings, Inc.	472,526	11,317

Equitrans Midstream Corp.	301,192	2,879

Helmerich & Payne, Inc.	333,114	11,809

Murphy Oil Corp.	60,358	2,312

Nabors Industries Ltd. (a)	34,239	3,185

Oceaneering International, Inc. (a)	539,479	10,088

Patterson-UTI Energy, Inc.	551,048	6,596

RPC, Inc.	119,153	852

Transocean Ltd. (a)	760,711	5,333

		69,977

FINANCIALS 7.1%

Affiliated Managers Group, Inc.	43,799	6,565

American Equity Investment Life Holding Co.	26,157	1,363

Associated Banc-Corp.	38,841	630

BankUnited, Inc.	18,778	405

BGC Partners, Inc. ‘A’	429,435	1,902

Brightsphere Investment Group, Inc.	140,821	2,950

Capitol Federal Financial, Inc.	53,970	333

Cathay General Bancorp	9,882	318

CNO Financial Group, Inc.	46,802	1,108

Federated Hermes, Inc.	63,534	2,278

First Hawaiian, Inc.	24,933	449

Hilltop Holdings, Inc.	19,205	604

Mercury General Corp.	7,148	216

MGIC Investment Corp.	155,668	2,458

Nelnet, Inc. ‘A’	4,167	402

Old National Bancorp	9,266	129

PennyMac Financial Services, Inc.	21,803	1,533

PRA Group, Inc. (a)	5,507	126

ProAssurance Corp.	91,750	1,385

PROG Holdings, Inc. (a)	190,609	6,122

Radian Group, Inc.	83,495	2,111

SEI Investments Co.	28,080	1,674

SLM Corp.	177,459	2,896

Trustmark Corp.	14,176	299

Washington Federal, Inc.	62,310	1,653

White Mountains Insurance Group Ltd.	2,609	3,624

		43,533

HEALTH CARE 6.4%

Acadia Healthcare Co., Inc. (a)	35,534	2,830

	SHARES	MARKET VALUE (000S)

Embecta Corp.	30,756	$664

Ionis Pharmaceuticals, Inc. (a)	21,178	869

Novavax, Inc. (a)(c)	366,239	2,721

OPKO Health, Inc. (a)	136,450	296

Owens & Minor, Inc. (a)	193,609	3,686

Patterson Cos., Inc.	331,605	11,029

Pediatrix Medical Group, Inc. (a)	402,938	5,726

Sage Therapeutics, Inc. (a)	59,074	2,778

Teladoc Health, Inc. (a)	226,092	5,725

Veradigm, Inc. (a)	209,555	2,640

		38,964

INDUSTRIALS 14.2%

AAR Corp. (a)	53,375	3,083

Acuity Brands, Inc.	23,040	3,757

Aerojet Rocketdyne Holdings, Inc. (a)	46,323	2,542

Allison Transmission Holdings, Inc.	261,014	14,737

Apogee Enterprises, Inc.	56,437	2,679

Applied Industrial Technologies, Inc.	3,114	451

Barnes Group, Inc.	10,511	443

Boise Cascade Co.	4,644	420

Brady Corp. ‘A’	3,342	159

Conduent, Inc. (a)	853,847	2,903

CoreCivic, Inc. (a)	515,579	4,852

CSG Systems International, Inc.	30,117	1,588

Deluxe Corp.	84,680	1,480

Dycom Industries, Inc. (a)	16,409	1,865

EMCOR Group, Inc.	26,393	4,877

EnerSys	6,945	754

FTI Consulting, Inc. (a)	23,186	4,410

GEO Group, Inc. (a)	116,292	833

GrafTech International Ltd.	354,689	1,788

Healthcare Services Group, Inc.	216,085	3,226

HNI Corp.	11,479	323

JetBlue Airways Corp. (a)	501,247	4,441

Landstar System, Inc.	6,526	1,256

Lincoln Electric Holdings, Inc.	2,135	424

Lyft, Inc. (a)	215,321	2,065

Moog, Inc. ‘A’	6,361	690

NOW, Inc. (a)	351,192	3,638

Rush Enterprises, Inc.	3,902	237

Ryder System, Inc.	62,114	5,267

Schneider National, Inc. ‘B’	131,386	3,773

SkyWest, Inc. (a)	35,918	1,463

Steelcase, Inc. ‘A’	126,014	972

Terex Corp.	9,347	559

Veritiv Corp.	25,704	3,229

Watsco, Inc.	1,974	753

Werner Enterprises, Inc.	12,910	570

		86,507

INFORMATION TECHNOLOGY 9.6%

Benchmark Electronics, Inc.	115,069	2,972

Cerence, Inc. (a)	47,870	1,400

Cirrus Logic, Inc. (a)	23,111	1,872

CommScope Holding Co., Inc. (a)	529,785	2,983

Insight Enterprises, Inc. (a)	16,934	2,478

InterDigital, Inc.	6,589	636

LiveRamp Holdings, Inc. (a)	37,558	1,073

National Instruments Corp.	46,882	2,691

NetScout Systems, Inc. (a)	215,804	6,679

PC Connection, Inc.	13,856	625

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Plexus Corp. (a)	4,888	$480

Sanmina Corp. (a)	267,829	16,142

Teradata Corp. (a)	212,021	11,324

TTM Technologies, Inc. (a)	58,542	814

Vishay Intertechnology, Inc.	218,204	6,415

		58,584

MATERIALS 5.5%

Louisiana-Pacific Corp.	6,944	521

NewMarket Corp.	8,716	3,505

O-I Glass, Inc. (a)	201,078	4,289

Sensient Technologies Corp.	10,761	765

Sylvamo Corp.	118,441	4,791

Trinseo PLC	50,075	634

Warrior Met Coal, Inc.	487,133	18,974

		33,479

REAL ESTATE 1.6%

Anywhere Real Estate, Inc. (a)	1,347,436	9,001

DigitalBridge Group, Inc.	43,076	634

New York REIT, Inc. «(a)	4,082	24

		9,659

UTILITIES 2.0%

Hawaiian Electric Industries, Inc.	8,526	308

IDACORP, Inc.	14,753	1,514

NorthWestern Corp.	18,116	1,028

OGE Energy Corp.	229,400	8,238

Portland General Electric Co.	23,359	1,094

		12,182

Total United States		532,834

Total Common Stocks (Cost $462,633)		557,991

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 8.1%

UNITED STATES 8.1%

FINANCIALS 1.7%

Chimera Investment Corp.	1,229,830	$7,096

Ladder Capital Corp.	1	0

MFA Financial, Inc.	272,280	3,061

		10,157

REAL ESTATE 6.4%

Alexander & Baldwin, Inc.	52,788	981

Apple Hospitality REIT, Inc.	310,917	4,698

Brandywine Realty Trust	65,119	303

DiamondRock Hospitality Co.	39,762	318

InvenTrust Properties Corp.	75,475	1,746

Macerich Co.	258,127	2,909

Outfront Media, Inc.	27,714	436

Paramount Group, Inc.	352,290	1,561

Park Hotels & Resorts, Inc.	189,156	2,425

RLJ Lodging Trust	608,422	6,249

Service Properties Trust	634,204	5,511

SL Green Realty Corp. (c)	90,198	2,710

Sunstone Hotel Investors, Inc.	278,897	2,822

Tanger Factory Outlet Centers, Inc.	157,126	3,468

Uniti Group, Inc.	172,857	799

Xenia Hotels & Resorts, Inc.	185,536	2,284

		39,220

Total Real Estate Investment Trusts (Cost $48,403)		49,377

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (e) 0.4%
		$2,564

Total Short-Term Instruments (Cost $2,564)		2,564

Total Investments in Securities (Cost $513,600)		609,932

INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

MUTUAL FUNDS 1.6%

PIMCO Government Money Market Fund
5.210% (b)(c)(d)	9,796,931	9,797

Total Short-Term Instruments (Cost $9,797)		9,797

Total Investments in Affiliates (Cost $9,797)		9,797

Total Investments 101.4% (Cost $523,397)		$619,729

Other Assets and Liabilities, net (1.4)%		(8,321)

Net Assets 100.0%		$611,408

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $9,412 were out on loan in exchange for $9,611 of cash collateral as of June 30, 2023. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$2,564	U.S. Treasury Notes 4.625% due 06/30/2025	$(2,615)	$2,564	$2,564

Total Repurchase Agreements						$(2,615)	$2,564	$2,564

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	49

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)	June 30, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,564	$0	$0	$0	$2,564	$(2,615)	$(51)

Master Securities Lending Agreement
BMO	0	0	0	276	276	(282)	(6)
BOS	0	0	0	717	717	(732)	(15)
BSN	0	0	0	520	520	(531)	(11)
GSC	0	0	0	1,139	1,139	(1,162)	(23)
MZF	0	0	0	3,379	3,379	(3,451)	(72)
MSC	0	0	0	3,381	3,381	(3,453)	(72)

Total Borrowings and Other Financing Transactions	$2,564	$0	$0	$9,412

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$6,954	$0	$0	$0	$6,954
Real Estate	2,657	0	0	0	2,657

Total Borrowings	$9,611	$0	$0	$0	$9,611

Payable for securities on loan - cash collateral					$9,611

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Common Stocks
United Kingdom
Energy	$17,480	$0	$0	$17,480
Financials	7,677	0	0	7,677
United States
Communication Services	8,643	55	0	8,698
Consumer Discretionary	141,118	0	0	141,118
Consumer Staples	30,131	2	0	30,133
Energy	69,977	0	0	69,977
Financials	43,533	0	0	43,533
Health Care	38,964	0	0	38,964
Industrials	86,507	0	0	86,507
Information Technology	58,584	0	0	58,584
Materials	33,479	0	0	33,479
Real Estate	9,635	0	24	9,659
Utilities	12,182	0	0	12,182

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Real Estate Investment Trusts
United States
Financials	$10,157	$0	$0	$10,157
Real Estate	39,220	0	0	39,220
Short-Term Instruments
Repurchase Agreements	0	2,564	0	2,564

	$607,287	$2,621	$24	$609,932

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	9,797	0	0	9,797

Total Investments	$617,084	$2,621	$24	$619,729

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	June 30, 2023

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net

ANNUAL REPORT	|	JUNE 30, 2023	51

Notes to Financial Statements	(Cont.)

realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Funds may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

52	PIMCO EQUITY SERIES

June 30, 2023

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading

ANNUAL REPORT	|	JUNE 30, 2023	53

Notes to Financial Statements	(Cont.)

(normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the

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NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider

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Notes to Financial Statements	(Cont.)

the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2023 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$40,679	$168,753	$(182,499)	$0	$0	$26,933	$522	$0

PIMCO RAE International Fund	28,070	336,718	(337,065)	0	0	27,723	824	0

PIMCO RAE US Fund	1,291	34,784	(36,075)	0	0	0	57	0

PIMCO RAE US Small Fund	24,394	139,068	(153,665)	0	0	9,797	267	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the

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Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2023 (amounts in thousands†):

PIMCO RAE Global ex-US Fund

Underlying PIMCO Funds	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$18,530	$5,348	$(4,002)	$(533)	$1,991	$21,334	$107	$1,963

PIMCO RAE International Fund	60,097	14,124	(8,455)	(2,622)	7,589	70,733	1,564	3,163

Totals	$78,627	$19,472	$(12,457)	$(3,155)	$9,580	$92,067	$1,671	$5,126

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

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Notes to Financial Statements	(Cont.)

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized

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appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	X	—	—	—

Allocation	—	X	—	—	—

Acquired Fund	—	X	—	—	—

Equity	X	X	X	X	X

Value Investing	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	—	—

Emerging Markets	X	X	X	—	—

Market	X	X	X	X	X

Issuer	X	X	X	X	X

Credit	X	X	X	X	X

Distressed Company	—	X	—	—	X

Currency	X	X	X	—	—

Real Estate	X	X	X	X	X

Liquidity	X	X	X	X	X

Leveraging	X	X	X	X	X

Management	X	X	X	X	X

Small Company	—	X	—	—	X

Derivatives	X	X	X	X	X

Model	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular

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Notes to Financial Statements	(Cont.)

company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures.

Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio managers in connection with managing a Fund and may cause the Sub-Adviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar

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June 30, 2023

investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange- traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Additionally, to the extent a Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective.

Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

ANNUAL REPORT	|	JUNE 30, 2023	61

Notes to Financial Statements	(Cont.)

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have

62	PIMCO EQUITY SERIES

June 30, 2023

agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund	0.50%	0.25%	0.35%	N/A		0.35%
PIMCO RAE Global ex-US Fund	0.40%	0.15%	0.25%	N/A		0.25%
PIMCO RAE International Fund	0.30%	0.20%	0.30%	N/A		0.30%
PIMCO RAE US Fund	0.25%	0.15%	0.25%	0.35%	*(1)	0.30%
PIMCO RAE US Small Fund	0.35%	0.15%	0.25%	N/A		0.30%

(1)

PIMCO has contractually agreed, through October 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended June 30, 2023.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended June 30, 2023, the

ANNUAL REPORT	|	JUNE 30, 2023	63

Notes to Financial Statements	(Cont.)

Distributor retained $23,380 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total RAE Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) as of June 30, 2023, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$889	$91	$98	$1,078

PIMCO RAE Global ex-US Fund	51	7	6	64

PIMCO RAE International Fund	389	62	49	500

PIMCO RAE US Fund	288	73	79	440

PIMCO RAE US Small Fund	158	24	41	223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

64	PIMCO EQUITY SERIES

June 30, 2023

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2023, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$98

PIMCO RAE Global ex-US Fund	6

PIMCO RAE International Fund	49

PIMCO RAE US Fund	79

PIMCO RAE US Small Fund	41

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2023, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2023, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$0

PIMCO RAE Global ex-US Fund	486

PIMCO RAE International Fund	0

PIMCO RAE US Fund	0

PIMCO RAE US Small Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	|	JUNE 30, 2023	65

Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$799,225	$897,494

PIMCO RAE Global ex-US Fund	0	0	19,471	12,457

PIMCO RAE International Fund	0	0	593,711	644,302

PIMCO RAE US Fund	0	0	1,039,525	819,376

PIMCO RAE US Small Fund	0	0	719,195	562,157

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund				PIMCO RAE Global ex-US Fund				PIMCO RAE International Fund

	Year Ended 06/30/2023		Year Ended 06/30/2022		Year Ended 06/30/2023		Year Ended 06/30/2022		Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	43,144	$387,287	97,422	$1,018,219	466	$4,103	508	$5,555	52,136	$376,626	18,328	$171,420

I-2	5,444	47,894	5,146	56,049	0	0	34	371	704	5,272	2,501	25,826

Class A	3,608	32,922	466	5,028	989	8,646	379	3,979	91	690	616	5,603
Issued as reinvestment of distributions

Institutional Class	12,425	104,542	6,017	64,018	693	5,937	855	8,675	6,573	49,026	17,771	157,094

I-2	711	5,939	507	5,364	2	24	4	42	64	475	286	2,514

Class A	122	1,007	128	1,341	164	1,373	129	1,283	44	320	586	5,075
Cost of shares redeemed

Institutional Class	(62,649)	(559,064)	(105,271)	(1,201,372)	(850)	(7,574)	(408)	(4,128)	(56,007)	(428,649)	(60,704)	(591,702)

I-2	(3,804)	(33,994)	(2,774)	(29,044)	(25)	(231)	(16)	(169)	(942)	(7,092)	(3,571)	(35,682)

Class A	(2,368)	(21,630)	(476)	(4,846)	(527)	(4,634)	(430)	(4,316)	(2,383)	(17,897)	(571)	(5,481)

Net increase (decrease) resulting from Fund share transactions	(3,367)	$(35,097)	1,165	$(85,243)	912	$7,644	1,055	$11,292	280	$(21,229)	(24,758)	$(265,333)

	PIMCO RAE US Fund				PIMCO RAE US Small Fund

	Year Ended 06/30/2023		Year Ended 06/30/2022		Year Ended 06/30/2023		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	52,443	$657,879	39,919	$555,289	53,865	$458,626	32,219	$359,498

I-2	2,124	26,363	1,836	24,431	9,471	78,725	6,453	69,295

Class A	397	4,773	616	7,999	4,130	34,078	9,590	115,946
Issued as reinvestment of distributions

Institutional Class	5,753	71,427	8,452	112,599	5,605	47,413	9,290	88,386

I-2	323	3,977	268	3,540	526	4,385	1,092	10,276

Class A	114	1,378	95	1,231	877	7,147	3,337	30,755
Cost of shares redeemed

Institutional Class	(37,913)	(466,662)	(47,655)	(631,820)	(41,178)	(347,805)	(29,132)	(368,627)

I-2	(1,747)	(21,814)	(1,120)	(14,972)	(5,487)	(46,846)	(2,091)	(21,259)

Class A	(279)	(3,395)	(242)	(3,220)	(4,083)	(33,368)	(6,657)	(75,310)

Net increase (decrease) resulting from Fund share transactions	21,215	$273,926	2,169	$55,077	23,726	$202,355	24,101	$208,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.

66	PIMCO EQUITY SERIES

June 30, 2023

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2023. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

RAE Emerging Markets Fund	0	1	0	25

RAE Global ex-US Fund	3	0	85	0

RAE International Fund	1	1	12	39

RAE US Fund	0	1	0	14

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO RAE Emerging Markets Fund	$62,717	$0	$40,683	$(9)	$(294,972)	$0	$0	$(191,581)

PIMCO RAE Global ex-US Fund	395	3,728	(10,240)	(1)	0	0	0	(6,118)

PIMCO RAE International Fund	19,939	14,819	64,569	(4)	(35,162)	0	0	64,161

PIMCO RAE US Fund	23,872	20,113	204,679	(9)	0	0	0	248,655

PIMCO RAE US Small Fund	0	0	66,952	(2)	(20,653)	(5,556)	0	40,741

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on passive foreign investment companies (PFICs).
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly due to organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through June 30, 2023 and Ordinary losses realized during the period January 1, 2023 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	|	JUNE 30, 2023	67

Notes to Financial Statements	(Cont.)	June 30, 2023

As of June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$176,952	$118,020

PIMCO RAE Global ex-US Fund	0	0

PIMCO RAE International Fund*	17,374	17,788

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund*	14,427	6,226

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of June 30, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Emerging Markets Fund	$1,362,626	$176,277	$(133,315)	$42,962

PIMCO RAE Global ex-US Fund	102,442	1,183	(11,423)	(10,240)

PIMCO RAE International Fund	535,799	74,747	(10,123)	64,624

PIMCO RAE US Fund	958,713	230,185	(25,505)	204,680

PIMCO RAE US Small Fund	552,777	83,536	(16,584)	66,952

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on passive foreign investment companies (PFICs).

For the fiscal years ended June 30, 2023 and June 30, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2023			June 30, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Emerging Markets Fund	$6,007	$112,024	$0	$73,000	$0	$0

PIMCO RAE Global ex-US Fund	1,525	5,809	0	10,000	0	0

PIMCO RAE International Fund	16,275	35,036	0	85,901	81,450	0

PIMCO RAE US Fund	12,100	66,350	0	23,950	95,675	0

PIMCO RAE US Small Fund	11,711	48,180	0	43,760	88,340	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

68	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (five of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2023

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	|	JUNE 30, 2023	69

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MZF	Mizuho Securities USA LLC

BMO	BMO Capital Markets Corporation	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BOS	BofA Securities, Inc.	MSC	Morgan Stanley & Co. LLC.	UBS	UBS Securities LLC

BSN	The Bank of Nova Scotia - Toronto

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

70	PIMCO EQUITY SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2023 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

Foreign Taxes.  The Funds have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†	Foreign Source Income (000s)†	Foreign Taxes Pass Through (000s)†

PIMCO RAE Emerging Markets Fund	0.00%	100.00%	$0	$0	$0	$80,062	$11,495

PIMCO RAE Global ex-US Fund	0.00%	54.79%	0	0	0	1,667	395

PIMCO RAE International Fund	0.00%	100.00%	0	0	0	26,959	2,773

PIMCO RAE US Fund	100.00%	100.00%	0	0	32	0	0

PIMCO RAE US Small Fund	100.00%	100.00%	0	0	30	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO RAE Emerging Markets Fund	0.00%

PIMCO RAE Global ex-US Fund	0.00%

PIMCO RAE International Fund	0.00%

PIMCO RAE US Fund	0.00%

PIMCO RAE US Small Fund	0.00%

ANNUAL REPORT	|	JUNE 30, 2023	71

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

72	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	JUNE 30, 2023	73

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

74	PIMCO EQUITY SERIES

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2023	75

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023 the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2023.

76	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3003AR_063023

PIMCO EQUITY SERIES®

Annual Report

June 30, 2023

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended June 30, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

Amid elevated inflation in many countries during the reporting period, the global economy faced challenges from higher interest rates, tighter credit conditions stemming from the turmoil in the banking sector (especially in the United States (“U.S.”)), and geopolitical concerns. While the U.S. economy showed signs of resilience, some European economies experienced slower growth over the reporting period.

Continued central bank efforts to combat inflation

While inflation remained elevated over the reporting period, many central banks raised interest rates to rein in rising prices. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate at 10 consecutive meetings, beginning in March 2022 through May 2023. In June 2023, the Fed then paused from raising rates in order to “assess additional information and its implications for monetary policy.” Meanwhile, the Bank of England and European Central Bank raised interest rates for the 13th and eighth consecutive time, respectively, as of June 2023. In contrast, the Bank of Japan maintained its accommodative monetary policy stance.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury rose over the reporting period, as did 10-year bond yields in most other developed market countries. The overall global credit bond market delivered positive total returns. Higher-rated global bonds underperformed lower-rated bonds. Global equities rallied, while commodity prices were volatile and produced mixed returns. The U.S. dollar weakened against the euro and the British pound, but appreciated against the Japanese yen.

Amid evolving conditions, we will continue to work diligently to navigate global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals, and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Total Returns of Certain Asset Classes for the Period Ended June 30, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	19.59%

Global equities (MSCI World Index, USD)	18.51%

European equities (MSCI Europe Index, EUR)	16.72%

Emerging market equities (MSCI Emerging Markets Index, EUR)	1.75%

Japanese equities (Nikkei 225 Index, JPY)	28.61%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	11.38%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.85%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	9.48%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	1.36%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	0.07%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EQUITY SERIES

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

ANNUAL REPORT	|	JUNE 30, 2023	3

Important Information About the Funds	(Cont.)

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

A Fund may have investments in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g. Belarus). Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, and defense, among others — and Russia’s countermeasures may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which a Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export and import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Portfolio to forego voting on or receiving funds that would otherwise be beneficial to the Fund. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight.

4	PIMCO EQUITY SERIES

While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Portfolio to forego voting on or receiving funds that would otherwise be beneficial to the Fund. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance,

carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure

ANNUAL REPORT	|	JUNE 30, 2023	5

Important Information About the Funds	(Cont.)

performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The

Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

6	PIMCO EQUITY SERIES

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and a certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	|	JUNE 30, 2023	7

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	8.11%	3.06%	1.91%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price)(1)(2)	8.28%	3.15%	2.02%
RAFI Dynamic Multi-Factor Emerging Markets Index±	8.48%	3.72%	2.56%
MSCI Emerging Markets Index±±	1.75%	0.93%	0.78%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Markets Index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis. It is not possible to invest directly in the index.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.52%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of June 30, 2023†§

Petroleo Brasileiro SA	2.7%
POSCO Holdings, Inc.	1.3%
Hyundai Motor Co.	1.3%
Hon Hai Precision Industry Co. Ltd.	1.2%
Samsung Electronics Co. Ltd.	1.1%
Wistron Corp.	1.1%
HDFC Bank Ltd.	1.0%
Vale SA	0.9%
ITC Ltd.	0.9%
Quanta Computer, Inc.	0.9%

Geographic Breakdown as of June 30, 2023†**

China	23.1%
India	15.5%
Taiwan	15.3%
South Korea	13.7%
Brazil	9.0%
Thailand	3.8%
South Africa	3.5%
Saudi Arabia	2.8%
Mexico	2.6%
Hong Kong	1.7%
Indonesia	1.7%
Malaysia	1.7%
Turkey	1.1%
Short-Term Instruments	0.0%
Other	4.5%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the real estate sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector and Fund’s holdings underperformed the secondary benchmark index.

»	Underweight exposure to the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index.

ANNUAL REPORT	|	JUNE 30, 2023	9

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	15.22%	4.55%	4.64%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price)(1)(2)	15.26%	4.58%	4.59%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	14.96%	4.63%	4.84%
MSCI EAFE Index±±	18.77%	4.39%	4.43%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed Ex-U.S. Index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis. It is not possible to invest directly in the index.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.40%. See Financial Highlights for actual expense ratios as of the end of the period coverd by this report.

10	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of June 30, 2023†§

Novo Nordisk AS ‘B’	1.3%
Unilever PLC	1.2%
Bayerische Motoren Werke AG	0.9%
Banco Santander SA	0.9%
AstraZeneca PLC	0.9%
BP PLC	0.8%
Orange SA	0.7%
Koninklijke Ahold Delhaize NV	0.7%
Nestle SA	0.7%
SAP SE	0.6%

Geographic Breakdown as of June 30, 2023†**

Japan	26.1%
United Kingdom	13.0%
France	8.2%
Canada	7.5%
Germany	7.5%
Switzerland	6.0%
Australia	5.3%
Spain	4.3%
Netherlands	4.2%
Italy	2.8%
Denmark	2.5%
Sweden	2.4%
Hong Kong	2.0%
Singapore	1.7%
Ireland	1.2%
Finland	1.0%
Short-Term Instruments	0.6%
Other	3.7%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector underperformed the secondary benchmark index.

»	Security selection in the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the industrials sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	|	JUNE 30, 2023	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	5 Years	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	11.20%	9.00%	10.19%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price)(1)(2)	11.50%	9.03%	10.20%
RAFI Dynamic Multi-Factor U.S. Index±	11.46%	9.36%	10.56%
S&P 500 Index±±	19.59%	12.31%	12.58%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.30%. See Financial Highlights for actual expense ratios as of the end of the period coverd by this report.

12	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of June 30, 2023†§

Apple, Inc.	2.3%
Walmart, Inc.	2.0%
Exxon Mobil Corp.	1.8%
Merck & Co., Inc.	1.7%
Oracle Corp.	1.4%
NVIDIA Corp.	1.4%
International Business Machines Corp.	1.3%
Eli Lilly & Co.	1.3%
PepsiCo, Inc.	1.2%
Meta Platforms, Inc. ‘A’	1.2%

Sector Breakdown as of June 30, 2023†**

Information Technology	15.7%
Health Care	14.0%
Industrials	13.4%
Financials	12.8%
Consumer Discretionary	12.2%
Consumer Staples	12.0%
Energy	7.6%
Communication Services	4.5%
Materials	3.6%
Real Estate	2.3%
Utilities	1.3%
Short-Term Instruments	0.6%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the real estate sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

»	Overweight exposure to the consumer staples sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index.

ANNUAL REPORT	|	JUNE 30, 2023	13

PIMCO RAFI ESG U.S. ETF

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2023

	1 Year	Fund Inception (12/18/19)
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	12.69%	7.84%
PIMCO RAFI ESG U.S. ETF (At Market Price)(1)(2)	13.05%	7.75%
RAFI ESG US Index±	13.02%	8.18%
S&P 500 Index±±	19.59%	11.68%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential. It is not possible to invest directly in the index.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.30%. See Financial Highlights for actual expense ratios as of the end of the period coverd by this report.

14	PIMCO EQUITY SERIES

Ticker symbol - RAFE

Top 10 Holdings as of June 30, 2023†§

Microsoft Corp.	6.0%
Apple, Inc.	5.8%
Meta Platforms, Inc. ‘A’	3.6%
Intel Corp.	3.5%
Johnson & Johnson	3.0%
JPMorgan Chase & Co.	2.8%
Cisco Systems, Inc.	2.6%
Citigroup, Inc.	2.3%
Procter & Gamble Co.	2.2%
Wells Fargo & Co.	2.1%

Sector Breakdown as of June 30, 2023†**

Information Technology	31.7%
Health Care	18.4%
Financials	15.6%
Communication Services	9.4%
Consumer Discretionary	7.3%
Consumer Staples	6.9%
Industrials	5.0%
Materials	3.5%
Real Estate	1.9%
Utilities	0.3%

† % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to, and security selection in, the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Underweight exposure to the real estate sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index.

»	Security selection in the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

»	Overweight exposure to, and security selection in, the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the communication services sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	|	JUNE 30, 2023	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. You may also pay brokerage commissions on your purchases and sales of Fund shares, which are not reflected in the Example. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2023 to June 30, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$1,063.10	$2.56	$1,000.00	$1,022.32	$2.51	0.50%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,101.00	2.08	1,000.00	1,022.81	2.01	0.40
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,039.20	1.47	1,000.00	1,023.36	1.45	0.29
PIMCO RAFI ESG U.S. ETF	1,000.00	1,093.00	1.51	1,000.00	1,023.36	1.45	0.29

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO EQUITY SERIES

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ANNUAL REPORT	|	JUNE 30, 2023	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning Of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net assets End of Year or Period(a)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

06/30/2023	$18.33	$0.75	$0.61	$1.36	$(0.64)	$(0.59)	$(1.23)	$18.46

06/30/2022	31.06	1.21	(6.94)	(5.73)	(2.46)	(4.54)	(7.00)	18.33

06/30/2021	20.84	0.50	10.14	10.64	(0.42)	0.00	(0.42)	31.06

06/30/2020	24.24	0.59	(3.41)	(2.82)	(0.58)	0.00	(0.58)	20.84

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)	24.24

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

06/30/2023	$25.16	$0.95	$2.78	$3.73	$(0.81)	$0.00	$(0.81)	$28.08

06/30/2022	29.66	0.95	(4.57)	(3.62)	(0.88)	0.00	(0.88)	25.16

06/30/2021	22.86	0.69	6.53	7.22	(0.42)	0.00	(0.42)	29.66

06/30/2020	24.94	0.53	(1.84)	(1.31)	(0.77)	0.00	(0.77)	22.86

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)	24.94

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

06/30/2023	$36.24	$0.87	$3.13	$4.00	$(0.82)	$0.00	$(0.82)	$39.42

06/30/2022	39.00	0.75	(2.90)	(2.15)	(0.61)	0.00	(0.61)	36.24

06/30/2021	27.74	0.52	11.28	11.80	(0.54)	0.00	(0.54)	39.00

06/30/2020	29.21	0.62	(1.44)	(0.82)	(0.65)	0.00	(0.65)	27.74

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)	29.21

PIMCO RAFI ESG U.S. ETF

06/30/2023	$27.58	$0.64	$2.79	$3.43	$(0.63)	$0.00	$(0.63)	$30.38

06/30/2022	30.72	0.60	(3.22)	(2.62)	(0.52)	0.00	(0.52)	27.58

06/30/2021	21.40	0.51	9.32	9.83	(0.51)	0.00	(0.51)	30.72

12/18/2019 - 06/30/2020	25.00	0.33	(3.72)	(3.39)	(0.21)	0.00	(0.21)	21.40
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

18	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

7.99%	$90,844	0.50%	0.51%	0.49%	0.50%	4.15%	74%

(23.00)	75,517	0.49	0.50	0.49	0.50	4.50	54

51.62	494,452	0.50	0.51	0.50	0.51	1.91	58

(11.86)	619,324	0.49	0.50	0.49	0.50	2.66	59

4.53	477,943	0.49	0.50	0.49	0.50	2.75	43

15.22%	$146,028	0.39%	0.40%	0.39%	0.40%	3.60%	27%

(12.60)	85,539	0.39	0.40	0.39	0.40	3.30	39

31.87	88,978	0.40	0.40	0.40	0.40	2.54	48

(5.37)	24,231	0.40	0.41	0.40	0.41	2.21	35

(0.59)	42,888	0.39	0.40	0.39	0.40	2.96	24

11.20%	$126,948	0.29%	0.30%	0.29%	0.30%	2.27%	45%

(5.66)	94,954	0.29	0.30	0.29	0.30	1.88	43

43.02	82,677	0.29	0.30	0.29	0.30	1.53	63

(2.80)	25,525	0.30	0.31	0.30	0.31	2.12	36

5.50	96,980	0.29	0.30	0.29	0.30	2.08	40

12.69%	$33,419	0.29%	0.30%	0.29%	0.30%	2.25%	17%

(8.73)	28,615	0.29	0.30	0.29	0.30	1.94	26

46.63	20,584	0.30	0.31	0.30	0.31	1.91	32

(13.42)	8,988	0.30 *	0.86 *	0.30 *	0.86 *	2.75 *	12

ANNUAL REPORT	|	JUNE 30, 2023	19

Statements of Assets and Liabilities	June 30, 2023

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities*^	$89,261	$145,254	$126,842	$33,216
Investments in Affiliates	8	0	0	0
Cash	2,829	0	0	185
Foreign currency, at value	671	246	0	0
Receivable for Fund shares sold	500	0	0	0
Interest and/or dividends receivable	783	578	138	26
Total Assets	94,052	146,078	126,980	33,427

Liabilities:
Payable for investments purchased	$3,063	$0	$0	$0
Payable upon return of securities loaned	7	0	0	0
Accrued management fees	38	49	31	8
Accrued taxes payable	100	0	0	0
Accrued reimbursement to PIMCO	0	1	1	0
Total Liabilities	3,208	50	32	8

Net Assets	$90,844	$146,028	$126,948	$33,419

Net Assets Consist of:

Paid in capital	$94,909	$146,242	$131,088	$34,782

Distributable earnings (accumulated loss)	(4,065)	(214)	(4,140)	(1,363)

Net Assets	$90,844	$146,028	$126,948	$33,419

Shares Issued and Outstanding	4,920	5,200	3,220	1,100

Net Asset Value Per Share Outstanding(a):	$18.46	$28.08	$39.42	$30.38

Cost of investments in securities	$88,315	$132,840	$110,122	$32,224
Cost of investments in Affiliates	$8	$0	$0	$0
Cost of foreign currency held	$696	$247	$0	$0

* Includes repurchase agreements of:	$0	$870	$765	$0
^ Includes securities on loan of:	$6	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2023
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Investment Income:

Interest	$5	$8	$9	$0
Dividends, net of foreign taxes*	3,801	4,630	2,940	754
Securities lending income	2	2	1	0
Total Income	3,808	4,640	2,950	754

Expenses:
Management fees	401	453	334	86
Trustee fees	6	7	8	2
Interest expense	4	1	0	0
Miscellaneous expense	4	5	6	1
Total Expenses	415	466	348	89
Waiver and/or Reimbursement by PIMCO	(6)	(7)	(8)	(2)
Net Expenses	409	459	340	87

Net Investment Income (Loss)	3,399	4,181	2,610	667

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	(2,271)	(1,240)	(4,372)	(973)
In-kind redemptions	457	0	1,007	723
Over the counter financial derivative instruments	0	3	0	0
Foreign currency	(85)	(43)	0	0

Net Realized Gain (Loss)	(1,899)	(1,280)	(3,365)	(250)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	4,133	13,978	12,671	3,022
Foreign currency assets and liabilities	(57)	11	0	0

Net Change in Unrealized Appreciation (Depreciation)	4,076	13,989	12,671	3,022

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,576	$16,890	$11,916	$3,439

* Foreign tax withholdings - Dividends	$525	$551	$0	$0
** Foreign capital gains tax	$0	0	0	0
*** Foreign capital gains tax	$(100)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2023	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,399	$8,155	$4,181	$3,110	$2,610	$1,638	$667	$499
Net realized gain (loss)	(1,899)	82,414	(1,280)	1,573	(3,365)	938	(250)	412
Net change in unrealized appreciation (depreciation)	4,076	(124,916)	13,989	(17,528)	12,671	(8,348)	3,022	(4,250)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,576	(34,347)	16,890	(12,845)	11,916	(5,772)	3,439	(3,339)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(5,242)	(35,613)	(3,254)	(2,872)	(2,406)	(1,311)	(651)	(411)

Total Distributions(a)	(5,242)	(35,613)	(3,254)	(2,872)	(2,406)	(1,311)	(651)	(411)

Fund Share Transactions:

Receipts for shares sold	32,852	19,206	46,853	36,080	26,243	31,146	8,732	17,482
Cost of shares redeemed	(17,859)	(368,181)	0	(23,802)	(3,759)	(11,786)	(6,716)	(5,701)
Net increase (decrease) resulting from Fund share transactions	14,993	(348,975)	46,853	12,278	22,484	19,360	2,016	11,781

Total Increase (Decrease) in Net Assets	15,327	(418,935)	60,489	(3,439)	31,994	12,277	4,804	8,031

Net Assets:

Beginning of year	75,517	494,452	85,539	88,978	94,954	82,677	28,615	20,584
End of year	$90,844	$75,517	$146,028	$85,539	$126,948	$94,954	$33,419	$28,615

Shares of Beneficial Interest:

Shares sold	1,800	800	1,800	1,200	700	800	300	550
Shares redeemed	(1,000)	(12,600)	0	(800)	(100)	(300)	(238)	(182)
Net increase (decrease) in shares outstanding	800	(11,800)	1,800	400	600	500	62	368

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

COMMON STOCKS 94.0%

BRAZIL 4.7%

COMMUNICATION SERVICES 0.3%

Telefonica Brasil SA	18,773	$170

TIM SA	26,600	81

		251

CONSUMER DISCRETIONARY 0.5%

Cogna Educacao SA (b)	126,300	86

Magazine Luiza SA (b)	38,400	27

Vibra Energia SA	86,832	327

		440

CONSUMER STAPLES 0.9%

Ambev SA	22,900	74

Atacadao SA	20,500	48

BRF SA (b)	37,458	70

JBS SA	94,160	343

Marfrig Global Foods SA	58,700	89

Natura & Co. Holding SA (b)	5,700	20

Raia Drogasil SA	25,359	157

		801

ENERGY 0.2%

Ultrapar Participacoes SA	58,088	229

FINANCIALS 0.7%

B3 SA - Brasil Bolsa Balcao	104,902	320

Banco BTG Pactual SA	6,400	42

Banco do Brasil SA	14,277	147

Banco Santander Brasil SA	12,400	79

BB Seguridade Participacoes SA	10,697	69

Porto Seguro SA	2,300	14

		671

INDUSTRIALS 0.3%

Embraer SA (b)	7,500	29

Rumo SA	14,900	69

WEG SA	22,081	174

		272

MATERIALS 1.3%

Cia Siderurgica Nacional SA	25,577	65

Klabin SA	33,390	152

Suzano SA	21,592	200

Vale SA	59,300	795

		1,212

UTILITIES 0.5%

Cia de Saneamento Basico do Estado de Sao Paulo	5,255	62

Cia Paranaense de Energia	15,589	136

CPFL Energia SA	3,600	26

EDP - Energias do Brasil SA	7,600	38

Energisa SA	7,000	73

Engie Brasil Energia SA	3,135	30

Equatorial Energia SA	4,500	30

Neoenergia SA	4,100	18

		413

Total Brazil		4,289

	SHARES	MARKET VALUE (000S)
CHILE 0.8%

CONSUMER STAPLES 0.2%

Cencosud SA	53,437	$103

Cia Cervecerias Unidas SA	10,138	82

		185

ENERGY 0.1%

Empresas Copec SA	6,030	45

FINANCIALS 0.3%

Banco de Chile	1,334,417	139

Banco de Credito e Inversiones SA	998	31

Banco Itau Chile SA (b)	865	9

Banco Santander Chile	1,320,243	63

		242

MATERIALS 0.0%

Empresas CMPC SA	17,456	33

UTILITIES 0.2%

Colbun SA	383,504	61

Enel Americas SA	753,474	100

Enel Chile SA	672,048	44

		205

Total Chile		710

CHINA 22.7%

COMMUNICATION SERVICES 1.4%

China United Network Communications Ltd. ‘A’	365,500	242

Focus Media Information Technology Co. Ltd. ‘A’	53,000	50

NetEase, Inc.	4,674	452

Tencent Holdings Ltd.	8,200	347

Tencent Music Entertainment Group ADR (b)	24,658	182

		1,273

CONSUMER DISCRETIONARY 1.2%

ANTA Sports Products Ltd.	23,600	243

BAIC Motor Corp. Ltd.	118,000	29

China Tourism Group Duty Free Corp. Ltd. ‘H’	2,400	33

China Yongda Automobiles Services Holdings Ltd.	47,500	24

Dongfeng Motor Group Co. Ltd.	120,000	55

Huayu Automotive Systems Co. Ltd. ‘A’ (b)	24,700	63

SAIC Motor Corp. Ltd. ‘A’ (b)	47,800	93

Shanghai Yuyuan Tourist Mart Group Co. Ltd. ‘A’	31,100	29

Topsports International Holdings Ltd.	74,000	64

Trip.com Group Ltd. (b)	2,816	99

Vipshop Holdings Ltd. (b)	3,656	60

Wuchan Zhongda Group Co. Ltd. ‘A’	191,200	130

Yum China Holdings, Inc.	2,370	134

		1,056

CONSUMER STAPLES 1.4%

China Feihe Ltd.	121,000	68

Dali Foods Group Co. Ltd.	59,000	27

	SHARES	MARKET VALUE (000S)

Foshan Haitian Flavouring & Food Co. Ltd. ‘A’	3,100	$20

Guangdong Haid Group Co. Ltd. ‘A’	4,300	28

Henan Shuanghui Investment & Development Co. Ltd.	24,500	83

Hengan International Group Co. Ltd.	24,500	103

Kweichow Moutai Co. Ltd. ‘A’	700	163

Luzhou Laojiao Co. Ltd. ‘A’ (b)	1,500	43

Muyuan Foods Co. Ltd. ‘A’ (b)	10,500	61

New Hope Liuhe Co. Ltd. ‘A’	25,500	41

Nongfu Spring Co. Ltd. ‘H’	25,000	138

Tingyi Cayman Islands Holding Corp.	90,000	140

Tsingtao Brewery Co. Ltd. ‘H’	6,000	55

Uni-President China Holdings Ltd.	43,000	36

Wens Foodstuffs Group Co. Ltd. ‘A’	51,300	130

Wuliangye Yibin Co. Ltd. ‘A’	4,800	108

		1,244

ENERGY 2.2%

China Petroleum & Chemical Corp. ‘H’	1,142,000	671

China Shenhua Energy Co. Ltd. ‘H’	152,000	466

PetroChina Co. Ltd. ‘H’	930,000	646

Shaanxi Coal Industry Co. Ltd. ‘A’ (b)	23,100	58

Shanxi Coking Coal Energy Group Co. Ltd. ‘A’	7,600	9

Yankuang Energy Group Co. Ltd. ‘H’	70,000	201

		2,051

FINANCIALS 5.8%

Agricultural Bank of China Ltd.	1,638,000	645

Bank of Beijing Co. Ltd.	204,000	130

Bank of Changsha Co. Ltd. (b)	42,400	45

Bank of China Ltd.	1,721,000	691

Bank of Chongqing Co. Ltd. ‘H’	35,000	18

Bank of Communications Co. Ltd. ‘H’	594,000	394

Bank of Guiyang Co. Ltd. ‘A’	76,500	55

Bank of Hangzhou Co. Ltd. ‘A’ (b)	40,900	66

Bank of Jiangsu Co. Ltd. ‘A’	67,200	74

Bank of Jiangsu Co. Ltd. ‘A’ (b)	227,300	230

Bank of Shanghai Co. Ltd. ‘A’	107,700	85

China Cinda Asset Management Co. Ltd. ‘H’	353,000	35

China CITIC Bank Corp. Ltd. ‘H’	596,000	280

China Construction Bank Corp. ‘H’	390,000	253

China Everbright Bank Co. Ltd. ‘H’	538,000	155

China Galaxy Securities Co. Ltd. ‘H’	26,000	14

China International Capital Corp. Ltd. ‘H’	10,000	18

China Life Insurance Co. Ltd. ‘H’	76,000	127

China Minsheng Banking Corp. Ltd. ‘H’	453,500	168

China Pacific Insurance Group Co. Ltd. ‘A’	13,400	35

China Zheshang Bank Co. Ltd. ‘H’	118,000	39

Chongqing Rural Commercial Bank Co. Ltd. ‘H’	221,000	78

CITIC Securities Co. Ltd. ‘H’	20,000	36

GF Securities Co. Ltd. ‘H’	8,000	11

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	23

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Guosen Securities Co. Ltd. ‘A’	37,700	$45

Guotai Junan Securities Co. Ltd. ‘H’	11,400	13

Haitong Securities Co. Ltd. ‘H’	35,600	22

Huaxia Bank Co. Ltd. ‘A’	113,500	85

Industrial & Commercial Bank of China Ltd. ‘H’	1,278,000	683

Lufax Holding Ltd. ADR	46,622	67

New China Life Insurance Co. Ltd. ‘H’	4,200	11

People’s Insurance Co. Group of China Ltd. ‘H’	46,000	17

PICC Property & Casualty Co. Ltd. ‘H’	42,000	47

Ping An Insurance Group Co. of China Ltd. ‘H’	74,000	473

Shanghai Pudong Development Bank Co. Ltd. ‘A’ (b)	102,500	102

		5,247

HEALTH CARE 1.1%

China Resources Pharmaceutical Group Ltd.	136,000	119

CSPC Pharmaceutical Group Ltd.	283,680	247

Jiangsu Hengrui Pharmaceuticals Co. Ltd. ‘A’	3,100	21

Jointown Pharmaceutical Group Co. Ltd. ‘A’	30,396	43

Shandong Buchang Pharmaceuticals Co. Ltd. ‘A’ (b)	10,000	28

Shanghai Pharmaceuticals Holding Co. Ltd. ‘H’	9,300	18

Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	2,100	87

Sinopharm Group Co. Ltd. ‘H’	127,200	398

Yunnan Baiyao Group Co. Ltd. ‘A’	10,300	75

		1,036

INDUSTRIALS 3.7%

AECC Aviation Power Co. Ltd.	8,700	51

China Communications Services Corp. Ltd. ‘H’	108,000	53

China CSSC Holdings Ltd. ‘A’ (b)	19,500	89

China International Marine Containers Group Co. Ltd. ‘H’	21,600	13

China National Chemical Engineering Co. Ltd. ‘A’	66,500	76

China Railway Group Ltd. ‘H’	613,000	406

China State Construction Engineering Corp. Ltd. ‘A’	945,000	747

CITIC Ltd.	141,000	169

CNPC Capital Co. Ltd. ‘A’ (b)	26,000	26

COSCO SHIPPING Holdings Co. Ltd. ‘H’	21,500	19

CRRC Corp. Ltd. ‘H’	43,000	24

Daqin Railway Co. Ltd. ‘A’ (b)	96,200	98

Fosun International Ltd.	45,000	31

Jiangsu Expressway Co. Ltd. ‘H’	86,000	79

Jiangsu Zhongtian Technology Co. Ltd. ‘A’ (b)	36,500	80

Metallurgical Corp. of China Ltd. ‘H’	459,000	113

NARI Technology Co. Ltd. ‘A’	20,000	64

Power Construction Corp. of China Ltd. ‘A’ (b)	144,100	114

Qingdao Port International Co. Ltd.	28,000	15

Sany Heavy Industry Co. Ltd. ‘A’	48,400	111

	SHARES	MARKET VALUE (000S)

Shanghai Construction Group Co. Ltd. ‘A’ (b)	120,600	$45

Shanghai International Port Group Co. Ltd. ‘A’ (b)	23,200	17

Shanghai Tunnel Engineering Co. Ltd. ‘A’ (b)	83,500	69

Sichuan Road and Bridge Group Co. Ltd. ‘A’	14,180	19

Sinopec Engineering Group Co. Ltd. ‘H’	66,500	30

Sinotrans Ltd. ‘H’	118,000	42

Sinotruk Hong Kong Ltd.	69,500	135

TBEA Co. Ltd. ‘A’ (b)	39,300	121

Weichai Power Co. Ltd. ‘H’	13,000	19

Xiamen C & D, Inc. ‘A’	64,300	97

Xiamen ITG Group Corp. Ltd. ‘A’	64,800	69

Xiamen Xiangyu Co. Ltd. ‘A’	32,700	39

Zhejiang Chint Electrics Co. Ltd. ‘A’ (b)	4,000	15

Zhejiang Expressway Co. Ltd. ‘H’	44,000	33

ZTO Express Cayman, Inc.	9,431	237

		3,365

INFORMATION TECHNOLOGY 1.4%

360 Security Technology, Inc.	28,400	49

AAC Technologies Holdings, Inc.	19,000	45

Avary Holding Shenzhen Co. Ltd.	14,500	49

China Railway Signal & Communication Corp. Ltd. ‘H’	115,000	44

Foxconn Industrial Internet Co. Ltd. ‘A’ (b)	83,200	289

Lenovo Group Ltd.	396,000	415

Sunny Optical Technology Group Co. Ltd.	16,800	168

Tianma Microelectronics Co. Ltd. ‘A’	44,700	56

Xiaomi Corp. ‘B’ (b)	50,200	69

ZTE Corp.	14,000	56

		1,240

MATERIALS 2.0%

Aluminum Corp. of China Ltd.	436,000	189

Angang Steel Co. Ltd.	142,000	37

Anhui Conch Cement Co. Ltd.	118,000	314

Baoshan Iron & Steel Co. Ltd. ‘A’	162,600	126

China Hongqiao Group Ltd.	216,500	177

China National Building Material Co. Ltd. ‘H’	330,000	204

CMOC Group Ltd. ‘H’	60,000	32

Hengli Petrochemical Co. Ltd. ‘A’	17,300	34

Hesteel Co. Ltd. ‘A’ (b)	140,800	44

Huaxin Cement Co. Ltd. ‘H’	20,600	18

Hunan Valin Steel Co. Ltd. ‘A’	72,500	48

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd.	19,900	11

Jiangxi Copper Co. Ltd. ‘H’	121,000	187

Luxi Chemical Group Co. Ltd. ‘A’ (b)	16,200	24

Maanshan Iron & Steel Co. Ltd. ‘H’	80,000	14

Nanjing Iron & Steel Co. Ltd. ‘A’	69,500	32

Ningxia Baofeng Energy Group Co. Ltd. ‘A’	23,900	42

Shandong Chenming Paper Holdings Ltd. ‘H’	27,500	9

Shandong Gold Mining Co. Ltd. ‘H’	8,250	15

Shanxi Taigang Stainless Steel Co. Ltd. ‘A’	69,900	37

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	180,000	28

Tangshan Jidong Cement Co. Ltd. ‘A’	23,800	24

	SHARES	MARKET VALUE (000S)

Tongling Nonferrous Metals Group Co. Ltd. ‘A’	95,800	$38

Wanhua Chemical Group Co. Ltd. ‘A’	1,700	20

Xinxing Ductile Iron Pipes Co. Ltd. ‘A’ (b)	140,200	79

Xinyu Iron & Steel Co. Ltd. ‘A’	56,500	29

Zijin Mining Group Co. Ltd. ‘H’	38,000	56

		1,868

REAL ESTATE 1.4%

Agile Group Holdings Ltd.	252,000	40

China Evergrande Group «(b)	116,000	12

China Vanke Co. Ltd. ‘H’	277,300	374

CIFI Holdings Group Co. Ltd. «(b)	2,752,000	94

Country Garden Holdings Co. Ltd.	2,401,000	490

Financial Street Holdings Co. Ltd. ‘A’ (b)	48,800	30

Guangzhou R&F Properties Co. Ltd. ‘H’	82,800	13

Jinke Properties Group Co. Ltd. ‘A’	182,800	28

KE Holdings, Inc. (b)	1,286	19

KWG Group Holdings Ltd.	181,000	23

Logan Group Co. Ltd.	95,000	10

Powerlong Real Estate Holdings Ltd.	108,000	13

Seazen Group Ltd.	342,000	67

Seazen Holdings Co. Ltd. ‘A’	12,100	24

Sino-Ocean Group Holding Ltd.	70,000	4

Youngor Group Co. Ltd.	26,500	23

		1,264

UTILITIES 1.1%

CGN Power Co. Ltd.	673,000	163

China National Nuclear Power Co. Ltd. ‘A’ (b)	144,000	140

China Yangtze Power Co. Ltd. ‘A’ (b)	104,600	318

ENN Energy Holdings Ltd.	20,500	256

GD Power Development Co. Ltd. ‘A’	168,400	89

Huaneng Lancang River Hydropower, Inc. ‘A’	33,000	32

Huaneng Power International, Inc. ‘H’	22,000	14

		1,012

Total China		20,656

GREECE 0.6%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization SA	6,006	103

CONSUMER DISCRETIONARY 0.2%

JUMBO SA	1,888	52

OPAP SA	4,533	79

		131

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries SA	708	18

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Alpha Services & Holdings SA (b)	33,166	$54

Eurobank Ergasias Services & Holdings SA ‘A’ (b)	40,353	67

National Bank of Greece SA (b)	10,260	67

Piraeus Financial Holdings SA (b)	4,378	14

		202

INDUSTRIALS 0.0%

Mytilineos SA	412	14

Star Bulk Carriers Corp.	1,063	19

		33

UTILITIES 0.1%

Public Power Corp. SA (b)	3,651	42

Total Greece		529

HONG KONG 1.7%

CONSUMER STAPLES 0.1%

China Resources Beer Holdings Co. Ltd.	10,000	66

FINANCIALS 0.6%

BOC Hong Kong Holdings Ltd.	142,000	435

China Taiping Insurance Holdings Co. Ltd.	81,800	85

Far East Horizon Ltd.	65,000	52

		572

INDUSTRIALS 0.2%

China Everbright Environment Group Ltd.	153,000	60

China State Construction International Holdings Ltd.	12,000	14

China Zhongwang Holdings Ltd. «(b)	338,800	0

Shanghai Industrial Holdings Ltd.	22,000	32

Shenzhen International Holdings Ltd.	57,500	51

		157

MATERIALS 0.0%

China Resources Cement Holdings Ltd.	60,000	25

REAL ESTATE 0.1%

China Jinmao Holdings Group Ltd.	232,000	34

China Resources Land Ltd.	8,000	34

Poly Property Group Co. Ltd.	41,000	9

Yuexiu Property Co. Ltd.	19,400	23

		100

UTILITIES 0.7%

Beijing Enterprises Holdings Ltd.	27,000	98

China Resources Gas Group Ltd.	55,900	192

China Resources Power Holdings Co. Ltd.	10,000	22

Guangdong Investment Ltd.	92,000	79

Kunlun Energy Co. Ltd.	298,000	235

		626

Total Hong Kong		1,546

	SHARES	MARKET VALUE (000S)
INDIA 15.2%

COMMUNICATION SERVICES 0.3%

Bharti Airtel Ltd.	16,206	$174

Indus Towers Ltd.	31,042	62

		236

CONSUMER DISCRETIONARY 1.2%

Apollo Tyres Ltd.	4,256	21

Bajaj Auto Ltd.	2,727	156

Bharat Forge Ltd.	3,152	32

Eicher Motors Ltd.	1,565	69

Hero MotoCorp Ltd.	3,225	115

Mahindra & Mahindra Ltd.	9,854	175

Maruti Suzuki India Ltd.	1,332	159

MRF Ltd.	31	38

Rajesh Exports Ltd.	5,176	35

Samvardhana Motherson International Ltd.	25,078	26

Tata Motors Ltd.	16,828	123

Titan Co. Ltd.	3,092	115

TVS Motor Co. Ltd.	2,396	39

Vardhman Textiles Ltd. (b)	2,281	10

		1,113

CONSUMER STAPLES 1.9%

Britannia Industries Ltd.	1,809	111

Colgate-Palmolive India Ltd.	1,453	30

Dabur India Ltd.	5,915	41

Godrej Consumer Products Ltd. (b)	5,608	74

Hindustan Unilever Ltd.	15,196	497

ITC Ltd.	143,261	790

Marico Ltd.	6,478	42

Nestle India Ltd.	524	147

		1,732

ENERGY 1.1%

Bharat Petroleum Corp. Ltd.	34,670	154

Coal India Ltd.	55,373	156

Hindustan Petroleum Corp. Ltd.	47,331	158

Indian Oil Corp. Ltd.	144,946	162

Oil & Natural Gas Corp. Ltd.	140,680	275

Oil India Ltd.	14,235	43

Petronet LNG Ltd.	19,412	53

		1,001

FINANCIALS 4.8%

Aditya Birla Capital Ltd. (b)	10,605	25

Axis Bank Ltd.	26,901	325

Bajaj Finance Ltd.	2,216	194

Bajaj Finserv Ltd.	3,918	73

Bajaj Holdings & Investment Ltd.	424	36

Bank of Baroda	22,450	52

Canara Bank	5,760	21

Cholamandalam Financial Holdings Ltd.	856	9

Cholamandalam Investment & Finance Co. Ltd.	5,308	74

Federal Bank Ltd.	30,436	47

HDFC Bank Ltd.	41,368	858

Housing Development Finance Corp. Ltd.	16,126	556

ICICI Bank Ltd.	65,689	752

IDFC First Bank Ltd. (b)	49,074	48

	SHARES	MARKET VALUE (000S)

IIFL Finance Ltd.	2,048	$13

Indiabulls Housing Finance Ltd. ‘L’ (b)	70,758	107

IndusInd Bank Ltd.	7,200	121

Kotak Mahindra Bank Ltd.	10,667	241

LIC Housing Finance Ltd. (b)	4,989	24

Mahindra & Mahindra Financial Services Ltd.	6,002	25

Muthoot Finance Ltd.	1,091	17

Power Finance Corp. Ltd.	108,657	287

Punjab National Bank	26,808	17

REC Ltd.	47,346	95

Shriram Finance Ltd.	2,766	59

State Bank of India	35,295	247

		4,323

HEALTH CARE 0.6%

Apollo Hospitals Enterprise Ltd.	882	55

Aurobindo Pharma Ltd.	1,532	14

Cipla Ltd.	4,319	53

Divi’s Laboratories Ltd.	1,213	53

Dr Reddy’s Laboratories Ltd.	2,126	134

Lupin Ltd.	5,947	65

Sun Pharmaceutical Industries Ltd.	9,202	118

Torrent Pharmaceuticals Ltd.	1,755	41

Zydus Lifesciences Ltd.	3,372	24

		557

INDUSTRIALS 0.6%

Bharat Electronics Ltd.	52,096	80

Cummins India Ltd.	2,060	49

Havells India Ltd.	2,640	42

Hindustan Aeronautics Ltd.	1,410	65

InterGlobe Aviation Ltd. (b)	1,115	36

Larsen & Toubro Ltd.	6,650	201

Polycab India Ltd.	469	20

Siemens Ltd.	1,019	47

WNS Holdings Ltd. (b)	517	38

		578

INFORMATION TECHNOLOGY 1.9%

HCL Technologies Ltd.	14,090	205

Infosys Ltd.	32,096	523

LTIMindtree Ltd.	638	41

Mphasis Ltd.	1,621	38

Oracle Financial Services Software Ltd.	364	17

Redington Ltd.	18,568	42

Tata Consultancy Services Ltd.	15,745	636

Tech Mahindra Ltd.	8,611	119

Wipro Ltd.	21,545	102

		1,723

MATERIALS 1.9%

Asian Paints Ltd.	6,521	268

Berger Paints India Ltd.	1,129	9

Coromandel International Ltd.	1,615	19

Dalmia Bharat Ltd.	773	20

Grasim Industries Ltd.	2,262	48

Gujarat State Fertilizers & Chemicals Ltd.	8,284	17

Jindal Saw Ltd.	10,561	33

Jindal Stainless Ltd. (b)	2,281	9

Jindal Steel & Power Ltd.	13,597	97

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	25

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

JSW Steel Ltd.	7,795	$75

National Aluminium Co. Ltd.	63,113	63

NMDC Ltd.	25,325	32

Pidilite Industries Ltd.	1,405	44

Shree Cement Ltd.	178	52

Steel Authority of India Ltd.	133,104	139

Supreme Industries Ltd.	739	29

Tata Steel Ltd.	299,923	411

UltraTech Cement Ltd. (b)	1,934	196

Vedanta Ltd.	33,406	114

		1,675

REAL ESTATE 0.0%

DLF Ltd.	4,586	28

UTILITIES 0.9%

GAIL India Ltd.	17,219	22

Gujarat State Petronet Ltd. (b)	4,471	16

Indraprastha Gas Ltd.	3,249	19

Jaiprakash Power Ventures Ltd. (b)	436,978	33

NHPC Ltd.	52,768	30

NTPC Ltd.	139,837	323

Power Grid Corp. of India Ltd.	105,928	330

PTC India Ltd.	8,191	11

Reliance Infrastructure Ltd. (b)	13,711	23

Reliance Power Ltd. (b)	118,357	20

		827

Total India		13,793

INDONESIA 1.7%

COMMUNICATION SERVICES 0.4%

Elang Mahkota Teknologi Tbk PT	168,800	8

Indosat Tbk PT	24,300	14

Telkom Indonesia Persero Tbk PT	1,277,200	341

		363

CONSUMER STAPLES 0.2%

Gudang Garam Tbk PT	20,100	37

Indofood CBP Sukses Makmur Tbk PT	42,800	33

Indofood Sukses Makmur Tbk PT	27,100	13

Sumber Alfaria Trijaya Tbk PT	290,700	50

Unilever Indonesia Tbk PT	129,900	37

		170

ENERGY 0.1%

Adaro Energy Indonesia Tbk PT	614,100	91

Indika Energy Tbk PT	84,700	11

Indo Tambangraya Megah Tbk PT	21,600	35

		137

FINANCIALS 0.9%

Bank Central Asia Tbk PT	731,900	447

Bank Mandiri Persero Tbk PT	312,700	108

Bank Rakyat Indonesia Persero Tbk PT	658,100	238

		793

HEALTH CARE 0.1%

Kalbe Farma Tbk PT	390,300	53

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Indocement Tunggal Prakarsa Tbk PT	44,300	$29

Total Indonesia		1,545

IRELAND 0.2%

CONSUMER DISCRETIONARY 0.2%

Pinduoduo, Inc. (b)	2,534	175

Total Ireland		175

KUWAIT 0.4%

COMMUNICATION SERVICES 0.1%

Kuwait Telecommunications Co.	3,535	7

Mobile Telecommunications Co. KSCP	44,173	74

		81

CONSUMER DISCRETIONARY 0.0%

Humansoft Holding Co. KSC	302	3

FINANCIALS 0.2%

Al Ahli Bank of Kuwait KSCP	3,781	3

Boubyan Bank KSCP	5,764	12

Gulf Bank KSCP	6,421	6

Kuwait Finance House KSCP	85,925	208

		229

INDUSTRIALS 0.1%

Agility Public Warehousing Co. KSC	28,106	57

National Industries Group Holding SAK	5,584	4

		61

REAL ESTATE 0.0%

Commercial Real Estate Co. KSC	35,666	12

Mabanee Co. KPSC	733	2

		14

Total Kuwait		388

MALAYSIA 1.7%

COMMUNICATION SERVICES 0.2%

Astro Malaysia Holdings Bhd	58,200	8

Axiata Group Bhd	44,100	25

CelecomDigi BHD	26,200	23

Maxis Bhd	48,400	43

Telekom Malaysia Bhd	44,100	46

		145

CONSUMER DISCRETIONARY 0.1%

Genting Bhd	46,100	40

Genting Malaysia Bhd	96,600	51

		91

CONSUMER STAPLES 0.1%

IOI Corp. Bhd	27,700	22

Kuala Lumpur Kepong Bhd	7,000	33

PPB Group Bhd	9,400	32

Sime Darby Plantation Bhd	40,800	36

		123

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Petronas Dagangan Bhd	3,500	$17

FINANCIALS 0.7%

Alliance Bank Malaysia Bhd	54,000	38

AMMB Holdings Bhd	34,300	27

CIMB Group Holdings Bhd	122,800	133

Hong Leong Bank Bhd	17,200	70

Malayan Banking Bhd	87,000	161

Public Bank Bhd	180,100	149

RHB Bank Bhd	50,000	58

		636

HEALTH CARE 0.2%

Hartalega Holdings Bhd	136,900	56

IHH Healthcare Bhd	6,600	8

Kossan Rubber Industries Bhd	33,700	9

Supermax Corp. Bhd	66,800	12

Top Glove Corp. Bhd (b)	622,700	108

		193

INDUSTRIALS 0.2%

CAPITAL A BHD (b)	193,400	33

Gamuda Bhd (b)	20,000	19

Malaysia Airports Holdings Bhd	25,600	38

MISC Bhd	19,600	30

Sime Darby Bhd	60,600	27

		147

MATERIALS 0.1%

Petronas Chemicals Group Bhd	65,400	84

Press Metal Aluminium Holdings Bhd	9,900	10

		94

UTILITIES 0.1%

Petronas Gas Bhd	5,000	18

Tenaga Nasional Bhd	35,900	70

		88

Total Malaysia		1,534

MEXICO 2.6%

COMMUNICATION SERVICES 0.1%

Controladora AXTEL SAB de CV (b)	95,924	1

Grupo Televisa SAB	92,863	96

Megacable Holdings SAB de CV	12,334	28

		125

CONSUMER STAPLES 1.4%

Arca Continental SAB de CV	16,255	167

Coca-Cola Femsa SAB de CV	25,545	214

Gruma SAB de CV ‘B’	7,926	127

Grupo Bimbo SAB de CV ‘A’	21,123	113

Kimberly-Clark de Mexico SAB de CV	53,492	119

Wal-Mart de Mexico SAB de CV	130,672	517

		1,257

FINANCIALS 0.3%

Grupo Elektra SAB de CV	696	47

Grupo Financiero Banorte SAB de CV	26,600	220

		267

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

Alfa SAB de CV	95,924	$60

Grupo Aeroportuario del Pacifico SAB de CV	2,715	49

Grupo Aeroportuario del Sureste SAB de CV	2,055	57

		166

MATERIALS 0.6%

Alpek SAB de CV	16,954	17

Cemex SAB de CV (b)	126,231	89

Grupo Mexico SAB de CV	70,871	341

Industrias Penoles SAB de CV (b)	625	9

Orbia Advance Corp. SAB de CV	32,997	71

		527

Total Mexico		2,342

NETHERLANDS 0.0%

REAL ESTATE 0.0%

NEPI Rockcastle NV	4,050	24

Total Netherlands		24

PHILIPPINES 0.4%

COMMUNICATION SERVICES 0.1%

Globe Telecom, Inc.	878	27

PLDT, Inc.	2,770	66

		93

CONSUMER DISCRETIONARY 0.0%

Jollibee Foods Corp.	2,410	10

CONSUMER STAPLES 0.0%

Universal Robina Corp.	13,310	33

ENERGY 0.0%

Semirara Mining & Power Corp.	27,200	14

FINANCIALS 0.1%

Bank of the Philippine Islands	17,534	35

BDO Unibank, Inc.	19,800	49

Metropolitan Bank & Trust Co.	38,252	39

		123

INDUSTRIALS 0.1%

DMCI Holdings, Inc.	47,900	8

International Container Terminal Services, Inc.	13,910	52

SM Investments Corp.	2,040	34

		94

UTILITIES 0.1%

ACEN Corp. (b)	3,420	0

Manila Electric Co.	6,560	40

		40

Total Philippines		407

POLAND 0.6%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat SA	7,583	31

	SHARES	MARKET VALUE (000S)

Orange Polska SA	26,277	$45

		76

FINANCIALS 0.4%

Bank Polska Kasa Opieki SA	1,348	37

mBank SA (b)	96	10

Powszechna Kasa Oszczednosci Bank Polski SA	5,213	46

Powszechny Zaklad Ubezpieczen SA	22,073	214

Santander Bank Polska SA	211	20

		327

INFORMATION TECHNOLOGY 0.0%

Asseco Poland SA	462	9

MATERIALS 0.0%

Jastrzebska Spolka Weglowa SA (b)	2,764	27

UTILITIES 0.1%

Enea SA (b)	6,199	10

PGE Polska Grupa Energetyczna SA (b)	30,993	55

Tauron Polska Energia SA (b)	67,054	46

		111

Total Poland		550

QATAR 0.6%

COMMUNICATION SERVICES 0.1%

Ooredoo QPSC	14,541	44

ENERGY 0.0%

Qatar Fuel QSC	2,172	10

Qatar Gas Transport Co. Ltd.	22,471	25

		35

FINANCIALS 0.3%

Commercial Bank PSQC	3,410	5

Doha Bank QPSC	46,674	20

Masraf Al Rayan QSC	66,665	47

Qatar Islamic Bank SAQ	10,082	49

Qatar National Bank QPSC	43,747	185

		306

INDUSTRIALS 0.2%

Industries Qatar QSC	40,257	124

Qatar Navigation QSC	1,339	4

		128

REAL ESTATE 0.0%

Barwa Real Estate Co.	39,359	28

UTILITIES 0.0%

Qatar Electricity & Water Co. QSC	4,099	20

Total Qatar		561

RUSSIA 0.0%

CONSUMER STAPLES 0.0%

Magnit PJSC «	2,673	0

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Gazprom Neft PJSC «	13,620	$0

Gazprom PJSC «	635,130	0

Lukoil PJSC «	15,703	0

Novatek PJSC «	21,924	0

Rosneft Oil Co. PJSC «	66,050	0

Surgutneftegas PJSC «	701,700	0

Tatneft PJSC «	19,086	0

		0

FINANCIALS 0.0%

Sberbank of Russia PJSC «	117,340	0

VTB Bank PJSC «(b)	598,992,500	1

		1

MATERIALS 0.0%

Magnitogorsk Iron & Steel Works PJSC «	160,600	0

MMC Norilsk Nickel PJSC «	1,269	0

Novolipetsk Steel PJSC «	88,470	0

Severstal PAO ^«(a)	17,344	0

		0

UTILITIES 0.0%

Federal Grid Co. - Rosseti PJSC «(b)	22,174,692	0

Inter RAO UES PJSC «	1,587,500	0

		0

Total Russia		1

SAUDI ARABIA 2.8%

COMMUNICATION SERVICES 0.7%

Etihad Etisalat Co.	827	11

Mobile Telecommunications Co. Saudi Arabia	17,581	66

Saudi Telecom Co.	44,474	516

		593

CONSUMER DISCRETIONARY 0.1%

Jarir Marketing Co.	16,140	71

CONSUMER STAPLES 0.2%

Abdullah Al Othaim Markets Co.	9,410	35

Almarai Co. JSC	4,022	65

Nahdi Medical Co.	722	33

Savola Group	3,251	36

		169

ENERGY 0.7%

Saudi Arabian Oil Co.	68,858	592

FINANCIALS 0.1%

Bupa Arabia for Cooperative Insurance Co.	1,047	52

Saudi Investment Bank	5,745	26

		78

HEALTH CARE 0.1%

Dr Sulaiman Al Habib Medical Services Group Co.	1,226	94

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	27

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.0%

Arabian Internet & Communications Services Co.	408	$35

MATERIALS 0.8%

Advanced Petrochemical Co.	3,062	36

SABIC Agri-Nutrients Co.	1,733	60

Sahara International Petrochemical Co.	4,951	49

Saudi Basic Industries Corp.	17,122	403

Saudi Cement Co.	920	15

Saudi Industrial Investment Group	5,847	41

Saudi Kayan Petrochemical Co. (b)	14,210	52

Yanbu National Petrochemical Co.	8,880	112

		768

REAL ESTATE 0.0%

Arabian Centres Co. Ltd.	2,279	13

UTILITIES 0.1%

ACWA Power Co.	1,254	55

Saudi Electricity Co.	8,284	50

		105

Total Saudi Arabia		2,518

SOUTH AFRICA 3.5%

COMMUNICATION SERVICES 0.5%

MTN Group Ltd.	40,071	295

MultiChoice Group	9,595	49

Telkom SA SOC Ltd. (b)	23,829	40

Vodacom Group Ltd.	12,738	79

		463

CONSUMER DISCRETIONARY 0.6%

Motus Holdings Ltd.	5,706	30

Mr Price Group Ltd.	5,888	45

Naspers Ltd. ‘N’	1,992	360

Truworths International Ltd.	15,768	48

Woolworths Holdings Ltd.	23,796	90

		573

CONSUMER STAPLES 0.5%

AVI Ltd.	7,555	27

Bid Corp. Ltd.	7,431	163

Pick n Pay Stores Ltd.	10,750	22

Shoprite Holdings Ltd.	12,364	149

SPAR Group Ltd.	12,331	69

Tiger Brands Ltd.	3,278	29

		459

ENERGY 0.1%

Exxaro Resources Ltd.	10,173	89

FINANCIALS 0.3%

FirstRand Ltd.	72,794	265

HEALTH CARE 0.1%

Aspen Pharmacare Holdings Ltd.	8,265	81

Life Healthcare Group Holdings Ltd.	24,215	26

		107

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

Barloworld Ltd.	4,746	$21

Bidvest Group Ltd.	7,956	111

		132

MATERIALS 1.2%

African Rainbow Minerals Ltd.	1,484	16

Anglo American Platinum Ltd.	1,017	46

AngloGold Ashanti Ltd.	9,541	202

Gold Fields Ltd.	18,616	259

Harmony Gold Mining Co. Ltd.	4,446	19

Impala Platinum Holdings Ltd.	18,646	124

Kumba Iron Ore Ltd.	2,143	50

Sappi Ltd.	26,018	54

Sasol Ltd.	15,613	193

Sibanye Stillwater Ltd.	54,666	84

		1,047

Total South Africa		3,135

SOUTH KOREA 13.4%

COMMUNICATION SERVICES 0.7%

KT Corp.	14,668	332

LG Uplus Corp.	11,350	93

NCSoft Corp.	130	29

SK Telecom Co. Ltd.	6,576	233

		687

CONSUMER DISCRETIONARY 3.6%

Coway Co. Ltd.	1,879	63

Hankook Tire & Technology Co. Ltd.	3,160	83

HL Mando Co. Ltd.	1,309	54

Hyundai Department Store Co. Ltd.	771	29

Hyundai Mobis Co. Ltd.	2,404	426

Hyundai Motor Co.	7,563	1,189

Hyundai Wia Corp.	1,026	52

Kia Corp.	10,238	690

LG Electronics, Inc.	6,713	650

Lotte Shopping Co. Ltd.	763	40

Shinsegae, Inc.	306	41

		3,317

CONSUMER STAPLES 0.6%

Amorepacific Group	967	19

CJ CheilJedang Corp.	515	105

E-MART, Inc.	1,363	80

GS Retail Co. Ltd.	851	15

KT&G Corp.	3,650	229

LG H&H Co. Ltd.	254	89

		537

ENERGY 0.4%

HD Hyundai Co. Ltd.	1,974	90

S-Oil Corp.	224	12

SK Innovation Co. Ltd. (b)	2,163	262

		364

FINANCIALS 1.6%

BNK Financial Group, Inc.	14,756	78

DB Insurance Co. Ltd.	2,072	118

DGB Financial Group, Inc.	7,971	44

Hana Financial Group, Inc.	3,126	93

	SHARES	MARKET VALUE (000S)

Hanwha Life Insurance Co. Ltd.	13,409	$26

Hyundai Marine & Fire Insurance Co. Ltd.	3,977	94

Industrial Bank of Korea	14,688	116

KB Financial Group, Inc.	3,097	112

Meritz Financial Group, Inc.	884	28

NH Investment & Securities Co. Ltd.	1,208	9

Samsung Card Co. Ltd.	666	15

Samsung Fire & Marine Insurance Co. Ltd.	1,059	185

Samsung Life Insurance Co. Ltd.	2,684	137

Shinhan Financial Group Co. Ltd.	5,549	143

Woori Financial Group, Inc.	25,218	227

		1,425

HEALTH CARE 0.1%

Celltrion, Inc.	885	103

INDUSTRIALS 1.9%

CJ Corp.	1,097	57

CJ Logistics Corp.	770	45

Daewoo Engineering & Construction Co. Ltd. (b)	9,576	30

DL E&C Co. Ltd.	2,083	55

Doosan Bobcat, Inc.	204	9

Doosan Co. Ltd.	1,352	93

GS Engineering & Construction Corp.	4,808	68

GS Holdings Corp.	1,946	54

Hanwha Aerospace Co. Ltd.	340	33

Hanwha Corp.	2,790	64

HDC Hyundai Development Co-Engineering & Construction	1,674	15

Hyundai Engineering & Construction Co. Ltd.	4,483	130

Hyundai Glovis Co. Ltd.	816	123

Korea Shipbuilding & Offshore Engineering Co. Ltd. (b)	647	57

LG Corp.	2,658	178

LG Energy Solution Ltd. (b)	247	104

Lotte Corp.	855	16

LS Corp.	1,244	88

LX International Corp.	2,855	79

Posco International Corp.	5,576	170

SK Networks Co. Ltd.	5,929	23

SK, Inc.	1,830	208

		1,699

INFORMATION TECHNOLOGY 1.9%

LG Display Co. Ltd.	20,467	246

Samsung Electro-Mechanics Co. Ltd.	1,572	173

Samsung Electronics Co. Ltd.	18,498	1,019

Samsung SDI Co. Ltd.	524	268

		1,706

MATERIALS 2.2%

Dongkuk CM Co. Ltd. (b)	1,780	15

Dongkuk Holdings Co. Ltd.	949	13

Dongkuk Steel Mill Co. Ltd. (b)	2,953	24

Hyundai Steel Co.	5,759	148

KCC Corp.	211	32

Kolon Industries, Inc.	946	36

Korea Zinc Co. Ltd.	342	127

Kumho Petrochemical Co. Ltd.	104	11

LG Chem Ltd.	472	240

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Lotte Chemical Corp.	998	$117

POSCO Holdings, Inc.	4,065	1,203

Young Poong Corp.	39	17

		1,983

UTILITIES 0.4%

Korea Electric Power Corp.	19,586	307

Korea Gas Corp.	4,049	79

		386

Total South Korea		12,207

TAIWAN 15.0%

COMMUNICATION SERVICES 0.7%

Chunghwa Telecom Co. Ltd.	119,000	446

Far EasTone Telecommunications Co. Ltd.	53,000	134

Taiwan Mobile Co. Ltd.	33,000	101

		681

CONSUMER DISCRETIONARY 0.6%

Cheng Shin Rubber Industry Co. Ltd.	34,000	44

China Motor Corp.	33,000	99

Eclat Textile Co. Ltd.	4,000	64

Feng TAY Enterprise Co. Ltd.	13,000	82

Giant Manufacturing Co. Ltd.	6,000	45

Hotai Motor Co. Ltd.	2,000	52

Kinpo Electronics	59,000	28

Nien Made Enterprise Co. Ltd.	2,000	22

Pou Chen Corp.	69,000	70

Ruentex Industries Ltd.	17,800	34

Yulon Motor Co. Ltd.	16,377	44

		584

CONSUMER STAPLES 0.4%

Great Wall Enterprise Co. Ltd.	15,008	26

President Chain Store Corp.	15,000	136

Uni-President Enterprises Corp.	73,000	179

		341

ENERGY 0.1%

Formosa Petrochemical Corp.	18,000	49

FINANCIALS 2.8%

Cathay Financial Holding Co. Ltd.	263,200	365

Chang Hwa Commercial Bank Ltd.	139,600	84

China Development Financial Holding Corp.	415,096	165

CTBC Financial Holding Co. Ltd.	382,000	305

E.Sun Financial Holding Co. Ltd.	171,735	144

First Financial Holding Co. Ltd.	193,699	172

Fubon Financial Holding Co. Ltd.	149,437	293

Hua Nan Financial Holdings Co. Ltd. ‘C’	134,503	96

Mega Financial Holding Co. Ltd.	177,500	218

Shanghai Commercial & Savings Bank Ltd.	47,712	70

Shin Kong Financial Holding Co. Ltd.	256,307	73

SinoPac Financial Holdings Co. Ltd.	218,104	122

Taishin Financial Holding Co. Ltd.	234,656	143

Taiwan Business Bank	156,143	72

	SHARES	MARKET VALUE (000S)

Taiwan Cooperative Financial Holding Co. Ltd.	127,996	$115

Yuanta Financial Holding Co. Ltd.	124,000	92

		2,529

INDUSTRIALS 0.2%

Far Eastern New Century Corp.	93,000	100

Taiwan Glass Industry Corp.	13,000	8

Taiwan High Speed Rail Corp.	29,000	30

Teco Electric & Machinery Co. Ltd.	46,000	79

		217

INFORMATION TECHNOLOGY 8.8%

Accton Technology Corp.	8,000	90

Acer, Inc.	137,000	138

Advantech Co. Ltd.	8,291	109

ASE Technology Holding Co. Ltd.	127,000	452

Asustek Computer, Inc.	27,000	273

AUO Corp.	437,600	263

Catcher Technology Co. Ltd.	11,000	62

Cheng Uei Precision Industry Co. Ltd.	7,000	9

Chicony Electronics Co. Ltd.	16,000	50

Compal Electronics, Inc.	217,000	204

Delta Electronics, Inc.	44,000	488

Foxconn Technology Co. Ltd.	26,000	47

General Interface Solution Holding Ltd.	17,000	40

Gigabyte Technology Co. Ltd.	3,000	24

Hon Hai Precision Industry Co. Ltd.	283,600	1,031

Innolux Corp.	697,455	343

Inventec Corp.	164,000	228

King Yuan Electronics Co. Ltd.	6,000	11

Largan Precision Co. Ltd.	2,290	157

Lite-On Technology Corp.	80,000	266

Macronix International Co. Ltd.	51,000	54

MediaTek, Inc.	23,000	509

Micro-Star International Co. Ltd.	29,000	165

Mitac Holdings Corp.	30,000	34

Nan Ya Printed Circuit Board Corp.	2,000	17

Nanya Technology Corp.	4,000	9

Novatek Microelectronics Corp.	7,000	96

Pegatron Corp.	53,000	128

Powertech Technology, Inc.	30,000	101

Primax Electronics Ltd.	17,000	36

Qisda Corp. (b)	67,000	99

Quanta Computer, Inc.	161,000	786

Radiant Opto-Electronics Corp.	16,000	57

Realtek Semiconductor Corp.	9,000	112

Silicon Motion Technology Corp.	677	49

Supreme Electronics Co. Ltd.	26,593	41

Synnex Technology International Corp.	50,000	93

TPK Holding Co. Ltd.	13,000	19

Tripod Technology Corp.	8,000	32

Wistron Corp.	335,347	978

WPG Holdings Ltd.	50,560	89

WT Microelectronics Co. Ltd.	19,000	42

Yageo Corp.	3,000	48

Zhen Ding Technology Holding Ltd.	24,000	81

		7,960

	SHARES	MARKET VALUE (000S)
MATERIALS 1.3%

Asia Cement Corp.	44,000	$63

Cheng Loong Corp.	11,000	12

China Steel Corp.	289,000	273

Eternal Materials Co. Ltd.	34,300	36

Formosa Chemicals & Fibre Corp.	40,000	86

Formosa Plastics Corp.	79,000	218

Nan Ya Plastics Corp.	65,000	152

TA Chen Stainless Pipe	10,000	15

Taiwan Cement Corp.	198,553	243

Taiwan Fertilizer Co. Ltd.	10,000	19

Tung Ho Steel Enterprise Corp.	20,020	38

YFY, Inc.	40,000	48

		1,203

REAL ESTATE 0.1%

Farglory Land Development Co. Ltd.	10,000	19

Highwealth Construction Corp.	24,906	34

Ruentex Development Co. Ltd.	28,200	33

		86

Total Taiwan		13,650

THAILAND 3.7%

COMMUNICATION SERVICES 0.3%

Advanced Info Service PCL	30,000	181

Digital Telecommunications Infrastructure Fund ‘F’	190,000	60

Jasmine International PCL (b)	381,200	15

		256

CONSUMER DISCRETIONARY 0.1%

Central Retail Corp. PCL	37,300	41

Home Product Center PCL	80,800	32

Sri Trang Agro-Industry PCL	36,400	17

		90

CONSUMER STAPLES 0.5%

Berli Jucker PCL	22,700	22

Charoen Pokphand Foods PCL	200,800	112

CP ALL PCL	94,900	167

Thai Beverage PCL	234,500	101

Thai Union Group PCL	182,100	66

		468

ENERGY 0.9%

Bangchak Corp. PCL	75,700	78

Esso Thailand PCL	86,000	21

IRPC PCL	1,001,700	65

PTT PCL	583,000	552

Star Petroleum Refining PCL	148,500	34

Thai Oil PCL	59,400	74

		824

FINANCIALS 0.4%

Bangkok Bank PCL	19,200	87

Krung Thai Bank PCL	63,700	35

Thanachart Capital PCL	68,600	96

Tisco Financial Group PCL	24,800	68

TMBThanachart Bank PCL	1,238,400	54

		340

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	29

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.4%

Bangkok Dusit Medical Services PCL	299,600	$235

Bumrungrad Hospital PCL	16,400	105

Sri Trang Gloves Thailand PCL	73,700	15

		355

INDUSTRIALS 0.2%

Airports of Thailand PCL (b)	44,400	90

Bangkok Expressway & Metro PCL	33,400	8

Delta Electronics Thailand PCL	47,000	123

		221

INFORMATION TECHNOLOGY 0.1%

Fabrinet (b)	314	41

MATERIALS 0.4%

PTT Global Chemical PCL	119,200	125

Siam Cement PCL	28,000	255

		380

REAL ESTATE 0.3%

Central Pattana PCL	32,900	61

Jasmine Broadband Internet Infrastructure Fund	275,000	54

Land & Houses PCL	544,100	130

Supalai PCL	64,900	37

		282

UTILITIES 0.1%

Electricity Generating PCL	8,900	33

Gulf Energy Development PCL	30,500	40

Ratch Group PCL	24,550	25

		98

Total Thailand		3,355

TURKEY 1.1%

COMMUNICATION SERVICES 0.1%

Turk Telekomunikasyon AS (b)	17,286	14

Turkcell Iletisim Hizmetleri AS	55,407	77

		91

CONSUMER DISCRETIONARY 0.2%

Arcelik AS	6,280	31

Ford Otomotiv Sanayi AS	2,167	64

Tofas Turk Otomobil Fabrikasi AS	3,918	38

Vestel Elektronik Sanayi ve Ticaret AS (b)	14,237	31

		164

CONSUMER STAPLES 0.3%

Anadolu Efes Biracilik Ve Malt Sanayii AS	20,485	52

BIM Birlesik Magazalar AS	27,951	183

Coca-Cola Icecek AS	2,035	21

		256

ENERGY 0.0%

Turkiye Petrol Rafinerileri AS	4,965	15

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Akbank TAS	30,134	$24

Haci Omer Sabanci Holding AS	11,421	20

Is Yatirim Menkul Degerler AS	22,099	53

Turkiye Halk Bankasi AS (b)	22,371	11

Turkiye Is Bankasi AS ‘C’	31,597	17

Yapi ve Kredi Bankasi AS	26,718	13

		138

INDUSTRIALS 0.3%

AG Anadolu Grubu Holding AS	6,100	26

Aselsan Elektronik Sanayi Ve Ticaret AS	10,212	21

Enka Insaat ve Sanayi AS	51,621	58

KOC Holding AS	10,607	42

Tekfen Holding AS	25,300	38

Turk Hava Yollari AO (b)	5,521	41

Turkiye Sise ve Cam Fabrikalari AS	38,552	66

		292

MATERIALS 0.0%

Eregli Demir ve Celik Fabrikalari TAS (b)	13,248	19

Petkim Petrokimya Holding AS (b)	26,659	15

		34

UTILITIES 0.0%

Aygaz AS	1	0

Enerjisa Enerji AS	11,718	16

		16

Total Turkey		1,006

UNITED ARAB EMIRATES 0.6%

COMMUNICATION SERVICES 0.1%

Emirates Telecommunications Group Co. PJSC	13,197	80

CONSUMER DISCRETIONARY 0.1%

Abu Dhabi National Oil Co. for Distribution PJSC	60,536	64

ENERGY 0.0%

ADNOC Drilling Co. PJSC	28,461	28

FINANCIALS 0.2%

Abu Dhabi Islamic Bank PJSC	13,364	39

Dubai Islamic Bank PJSC	40,034	60

Emirates NBD Bank PJSC	4,467	18

First Abu Dhabi Bank PJSC	31,824	118

		235

MATERIALS 0.0%

Borouge PLC	23,828	17

REAL ESTATE 0.1%

Emaar Development PJSC	29,222	46

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Abu Dhabi National Energy Co. PJSC	47,914	$46

Total United Arab Emirates		516

Total Common Stocks (Cost $85,465)		85,437

PREFERRED STOCKS 4.2%

BRAZIL 4.2%

ENERGY 2.7%

Petroleo Brasileiro SA	391,098	2,412

FINANCIALS 0.3%

Banco do Estado do Rio Grande do Sul SA	22,248	70

Itau Unibanco Holding SA	36,800	218

		288

MATERIALS 0.8%

Braskem SA	21,590	126

Gerdau SA	44,679	234

Metalurgica Gerdau SA	92,592	228

Usinas Siderurgicas de Minas Gerais SA	82,500	122

		710

UTILITIES 0.4%

Cia Energetica de Minas Gerais	92,190	248

CTEEP-Cia de Transmissao de Energia Eletrica Paulista	17,621	93

		341

Total Brazil		3,751

CHILE 0.0%

CONSUMER STAPLES 0.0%

Embotelladora Andina SA	8,013	21

Total Chile		21

RUSSIA 0.0%

ENERGY 0.0%

Bashneft PJSC «	2,929	0

Transneft PJSC «(d)	22	0

		0

Total Russia		0

Total Preferred Stocks (Cost $2,792)		3,772

REAL ESTATE INVESTMENT TRUSTS 0.1%

HONG KONG 0.0%

REAL ESTATE 0.0%

Yuexiu Real Estate Investment Trust	1,140	0

Total Hong Kong		0

MEXICO 0.0%

REAL ESTATE 0.0%

Fibra Uno Administracion SA de CV	10,945	16

Total Mexico		16

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	24,962	$15

Total South Africa		15

TURKEY 0.1%

REAL ESTATE 0.1%

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	69,266	20

Total Turkey		20

Total Real Estate Investment Trusts (Cost $58)		51

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

HONG KONG 0.0%

FINANCIALS 0.0%

China Zheshang Bank Co. Ltd. ‘H’ (b)	33,900	$1

Total Rights (Cost $0)		1

Total Investments in Securities (Cost $88,315)		89,261

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
5.210% (c)(d)(e)	7,605	$8

Total Short-Term Instruments (Cost $8)		8

Total Investments in Affiliates (Cost $8)		8

Total Investments 98.3% (Cost $88,323)		$89,269

Other Assets and Liabilities, net 1.7%		1,575

Net Assets 100.0%		$90,844

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security is not accruing income as of the date of this report.
(b)	Security did not produce income within the last twelve months.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $6 were out on loan in exchange for $7 of cash collateral as of June 30, 2023. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
UBS	$0	$0	$0	$6	$6	$(7)	$(1)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$6

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Preferred Securities	$7	$0	$0	$0	$7

Total Borrowings	$7	$0	$0	$0	$7

Payable for securities on loan - cash collateral					$7

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	31

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$251	$0	$0	$251
Consumer Discretionary	440	0	0	440
Consumer Staples	801	0	0	801
Energy	229	0	0	229
Financials	671	0	0	671
Industrials	272	0	0	272
Materials	1,212	0	0	1,212
Utilities	413	0	0	413
Chile
Consumer Staples	185	0	0	185
Energy	45	0	0	45
Financials	242	0	0	242
Materials	33	0	0	33
Utilities	205	0	0	205
China
Communication Services	634	639	0	1,273
Consumer Discretionary	293	763	0	1,056
Consumer Staples	0	1,244	0	1,244
Energy	0	2,051	0	2,051
Financials	67	5,180	0	5,247
Health Care	0	1,036	0	1,036
Industrials	237	3,128	0	3,365
Information Technology	0	1,240	0	1,240
Materials	0	1,868	0	1,868
Real Estate	47	1,111	106	1,264
Utilities	0	1,012	0	1,012
Greece
Communication Services	0	103	0	103
Consumer Discretionary	52	79	0	131
Energy	0	18	0	18
Financials	0	202	0	202
Industrials	19	14	0	33
Utilities	0	42	0	42
Hong Kong
Consumer Staples	0	66	0	66
Financials	0	572	0	572
Industrials	0	157	0	157
Materials	0	25	0	25
Real Estate	0	100	0	100
Utilities	0	626	0	626
India
Communication Services	0	236	0	236
Consumer Discretionary	0	1,113	0	1,113
Consumer Staples	0	1,732	0	1,732
Energy	0	1,001	0	1,001
Financials	0	4,323	0	4,323
Health Care	0	557	0	557
Industrials	38	540	0	578
Information Technology	0	1,723	0	1,723
Materials	0	1,675	0	1,675
Real Estate	0	28	0	28
Utilities	11	816	0	827
Indonesia
Communication Services	0	363	0	363
Consumer Staples	70	100	0	170
Energy	35	102	0	137
Financials	0	793	0	793
Health Care	0	53	0	53
Materials	0	29	0	29
Ireland
Consumer Discretionary	175	0	0	175
Kuwait
Communication Services	0	81	0	81
Consumer Discretionary	0	3	0	3

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financials	$3	$226	$0	$229
Industrials	0	61	0	61
Real Estate	0	14	0	14
Malaysia
Communication Services	0	145	0	145
Consumer Discretionary	0	91	0	91
Consumer Staples	32	91	0	123
Energy	17	0	0	17
Financials	0	636	0	636
Health Care	0	193	0	193
Industrials	0	147	0	147
Materials	0	94	0	94
Utilities	18	70	0	88
Mexico
Communication Services	125	0	0	125
Consumer Staples	1,257	0	0	1,257
Financials	267	0	0	267
Industrials	166	0	0	166
Materials	527	0	0	527
Netherlands
Real Estate	24	0	0	24
Philippines
Communication Services	0	93	0	93
Consumer Discretionary	0	10	0	10
Consumer Staples	0	33	0	33
Energy	0	14	0	14
Financials	0	123	0	123
Industrials	0	94	0	94
Utilities	0	40	0	40
Poland
Communication Services	0	76	0	76
Financials	0	327	0	327
Information Technology	0	9	0	9
Materials	0	27	0	27
Utilities	0	111	0	111
Qatar
Communication Services	44	0	0	44
Energy	0	35	0	35
Financials	0	306	0	306
Industrials	0	128	0	128
Real Estate	0	28	0	28
Utilities	20	0	0	20
Russia
Financials	0	0	1	1
Saudi Arabia
Communication Services	66	527	0	593
Consumer Discretionary	0	71	0	71
Consumer Staples	0	169	0	169
Energy	0	592	0	592
Financials	52	26	0	78
Health Care	0	94	0	94
Information Technology	0	35	0	35
Materials	15	753	0	768
Real Estate	13	0	0	13
Utilities	0	105	0	105
South Africa
Communication Services	49	414	0	463
Consumer Discretionary	168	405	0	573
Consumer Staples	254	205	0	459
Energy	89	0	0	89
Financials	0	265	0	265
Health Care	107	0	0	107
Industrials	132	0	0	132
Materials	104	943	0	1,047
South Korea
Communication Services	0	687	0	687
Consumer Discretionary	0	3,317	0	3,317

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Consumer Staples	$0	$537	$0	$537
Energy	0	364	0	364
Financials	0	1,425	0	1,425
Health Care	0	103	0	103
Industrials	0	1,699	0	1,699
Information Technology	0	1,706	0	1,706
Materials	39	1,944	0	1,983
Utilities	0	386	0	386
Taiwan
Communication Services	0	681	0	681
Consumer Discretionary	0	584	0	584
Consumer Staples	0	341	0	341
Energy	0	49	0	49
Financials	0	2,529	0	2,529
Industrials	0	217	0	217
Information Technology	49	7,911	0	7,960
Materials	0	1,203	0	1,203
Real Estate	0	86	0	86
Thailand
Communication Services	0	256	0	256
Consumer Discretionary	0	90	0	90
Consumer Staples	0	468	0	468
Energy	0	824	0	824
Financials	0	340	0	340
Health Care	0	355	0	355
Industrials	0	221	0	221
Information Technology	41	0	0	41
Materials	0	380	0	380
Real Estate	0	282	0	282
Utilities	0	98	0	98
Turkey
Communication Services	77	14	0	91
Consumer Discretionary	64	100	0	164
Consumer Staples	0	256	0	256
Energy	0	15	0	15
Financials	53	85	0	138
Industrials	38	254	0	292

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Materials	$0	$34	$0	$34
Utilities	0	16	0	16
United Arab Emirates
Communication Services	0	80	0	80
Consumer Discretionary	64	0	0	64
Energy	28	0	0	28
Financials	39	196	0	235
Materials	17	0	0	17
Real Estate	0	46	0	46
Utilities	46	0	0	46
Preferred Stocks
Brazil
Energy	2,412	0	0	2,412
Financials	288	0	0	288
Materials	710	0	0	710
Utilities	341	0	0	341
Chile
Consumer Staples	21	0	0	21
Real Estate Investment Trusts
Mexico
Real Estate	16	0	0	16
South Africa
Real Estate	15	0	0	15
Turkey
Real Estate	0	20	0	20
Rights
Hong Kong
Financials	0	1	0	1

	$14,584	$74,570	$107	$89,261

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	8	0	0	8

Total Investments	$14,592	$74,570	$107	$89,269

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	33

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 96.7%

AUSTRALIA 5.2%

COMMUNICATION SERVICES 0.1%

carsales.com Ltd.	3,300	$53

Nine Entertainment Co. Holdings Ltd.	7,355	10

REA Group Ltd.	892	86

SEEK Ltd.	2,783	40

		189

CONSUMER DISCRETIONARY 0.6%

Aristocrat Leisure Ltd.	3,766	97

Breville Group Ltd.	3,216	43

Domino’s Pizza Enterprises Ltd.	1,399	43

Flight Centre Travel Group Ltd. (a)	2,823	36

Harvey Norman Holdings Ltd.	13,133	31

JB Hi-Fi Ltd.	1,518	44

Premier Investments Ltd.	1,050	14

Super Retail Group Ltd.	5,845	45

Tabcorp Holdings Ltd.	11,491	9

Wesfarmers Ltd.	13,584	448

		810

CONSUMER STAPLES 0.5%

Blackmores Ltd.	514	32

Coles Group Ltd.	13,991	172

GrainCorp Ltd. ‘A’	11,182	59

Metcash Ltd.	29,974	75

Woolworths Group Ltd.	14,496	384

		722

ENERGY 0.3%

Ampol Ltd.	4,921	98

New Hope Corp. Ltd.	3,273	11

Santos Ltd.	3,925	20

Viva Energy Group Ltd.	24,995	50

Whitehaven Coal Ltd.	14,981	67

Woodside Energy Group Ltd.	5,840	135

		381

FINANCIALS 0.8%

AMP Ltd.	77,172	58

ASX Ltd.	1,637	69

Australia & New Zealand Banking Group Ltd.	2,223	35

Bank of Queensland Ltd.	7,859	29

Bendigo & Adelaide Bank Ltd.	7,203	41

Insurance Australia Group Ltd.	13,004	49

Medibank Pvt Ltd.	54,916	129

National Australia Bank Ltd.	8,592	151

NIB Holdings Ltd.	7,044	40

Perpetual Ltd.	3,038	53

QBE Insurance Group Ltd.	12,221	128

Suncorp Group Ltd.	30,651	275

Westpac Banking Corp.	8,232	117

		1,174

HEALTH CARE 0.5%

Ansell Ltd.	2,955	53

Cochlear Ltd.	793	122

CSL Ltd.	2,523	467

Sonic Healthcare Ltd.	3,832	91

		733

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.6%

ALS Ltd.	4,751	$36

Aurizon Holdings Ltd.	45,502	119

Brambles Ltd.	28,433	273

Computershare Ltd.	3,918	61

Downer EDI Ltd.	11,650	32

McMillan Shakespeare Ltd.	1,462	18

Monadelphous Group Ltd.	3,243	25

Qantas Airways Ltd. (a)	11,772	49

Reece Ltd.	4,051	51

Seven Group Holdings Ltd.	1,579	26

Transurban Group	16,793	160

Worley Ltd.	6,767	71

		921

INFORMATION TECHNOLOGY 0.1%

WiseTech Global Ltd.	2,190	117

MATERIALS 1.4%

BHP Group Ltd.	12,543	377

BlueScope Steel Ltd.	7,977	110

Brickworks Ltd.	810	14

Champion Iron Ltd.	2,936	12

CSR Ltd.	13,831	48

Fortescue Metals Group Ltd.	30,802	457

IGO Ltd.	7,699	79

Iluka Resources Ltd.	7,648	57

Incitec Pivot Ltd.	38,636	71

Mineral Resources Ltd.	1,176	56

Newcrest Mining Ltd.	9,114	163

Northern Star Resources Ltd.	12,530	102

Nufarm Ltd.	3,202	11

Orica Ltd.	5,273	52

Rio Tinto Ltd.	4,686	359

Sims Ltd.	6,469	68

		2,036

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	8,403	43

UTILITIES 0.3%

AGL Energy Ltd.	23,759	172

APA Group	7,853	51

Origin Energy Ltd.	45,066	253

		476

Total Australia		7,602

AUSTRIA 0.3%

ENERGY 0.1%

OMV AG	1,432	61

FINANCIALS 0.0%

UNIQA Insurance Group AG	5,486	44

INDUSTRIALS 0.1%

Andritz AG	911	51

MATERIALS 0.1%

Mayr Melnhof Karton AG	226	33

voestalpine AG	2,694	97

		130

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

CA Immobilien Anlagen AG	1,722	$50

UTILITIES 0.0%

Verbund AG	440	35

Total Austria		371

BELGIUM 0.5%

COMMUNICATION SERVICES 0.1%

Proximus SADP	4,349	32

Telenet Group Holding NV	1,638	37

		69

CONSUMER STAPLES 0.2%

Anheuser-Busch InBev SA	1,562	89

Etablissements Franz Colruyt NV	2,123	79

Lotus Bakeries NV	5	40

		208

ENERGY 0.0%

Euronav NV	1,319	20

FINANCIALS 0.1%

Ageas SA	1,027	42

Gimv NV	604	29

KBC Group NV	997	69

		140

HEALTH CARE 0.1%

UCB SA	928	82

INDUSTRIALS 0.0%

Ackermans & Van Haaren NV	243	40

INFORMATION TECHNOLOGY 0.0%

Barco NV	2,078	52

MATERIALS 0.0%

Solvay SA	414	46

Total Belgium		657

CANADA 7.4%

COMMUNICATION SERVICES 0.5%

BCE, Inc.	7,610	347

Cineplex, Inc. (a)	4,427	30

Cogeco Communications, Inc.	540	29

Quebecor, Inc. ‘B’	2,072	51

Rogers Communications, Inc. ‘B’	2,525	115

TELUS Corp.	6,138	119

		691

CONSUMER DISCRETIONARY 1.1%

BRP, Inc.	520	44

Canada Goose Holdings, Inc. (a)	1,200	21

Canadian Tire Corp. Ltd. ‘A’	1,301	178

Dollarama, Inc.	2,661	180

Gildan Activewear, Inc.	2,909	94

Linamar Corp.	624	33

Lululemon Athletica, Inc. (a)	637	241

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Magna International, Inc.	9,688	$547

Restaurant Brands International, Inc.	3,041	236

Uni-Select, Inc. (a)	620	22

		1,596

CONSUMER STAPLES 0.7%

Alimentation Couche-Tard, Inc.	4,160	213

Empire Co. Ltd. ‘A’	4,910	139

George Weston Ltd.	1,293	153

Lassonde Industries, Inc. ‘A’	400	32

Loblaw Cos., Ltd.	2,400	220

Maple Leaf Foods, Inc.	1,335	26

Metro, Inc.	2,623	148

North West Co., Inc.	1,386	33

Premium Brands Holdings Corp.	518	41

Saputo, Inc.	3,115	70

		1,075

ENERGY 0.8%

ARC Resources Ltd.	9,262	123

Birchcliff Energy Ltd.	5,919	35

Cenovus Energy, Inc.	3,532	60

Crescent Point Energy Corp.	35,178	237

Enerplus Corp.	4,324	63

Gibson Energy, Inc.	3,632	57

Imperial Oil Ltd.	4,218	216

MEG Energy Corp. (a)	3,916	62

Peyto Exploration & Development Corp.	5,883	49

Precision Drilling Corp. (a)	620	30

Suncor Energy, Inc.	4,918	144

Teekay Tankers Ltd. ‘A’	490	19

Whitecap Resources, Inc.	12,483	87

		1,182

FINANCIALS 0.8%

Canadian Imperial Bank of Commerce	1,595	68

CI Financial Corp.	5,779	66

Element Fleet Management Corp.	2,960	45

Fairfax Financial Holdings Ltd.	390	292

Great-West Lifeco, Inc.	1,890	55

Home Capital Group, Inc.	1,489	48

IA Financial Corp., Inc.	728	49

IGM Financial, Inc.	1,359	41

Intact Financial Corp.	1,196	185

Manulife Financial Corp.	5,928	112

Onex Corp.	724	40

Power Corp. of Canada	4,374	118

TMX Group Ltd.	520	12

		1,131

INDUSTRIALS 1.4%

Aecon Group, Inc.	3,512	33

Air Canada (a)	2,340	44

Bombardier, Inc. ‘B’ (a)	624	31

Boyd Group Services, Inc.	416	79

Canadian National Railway Co.	4,230	512

Canadian Pacific Kansas City Ltd.	4,894	395

Finning International, Inc.	2,940	90

GFL Environmental, Inc.	2,344	91

RB Global, Inc.	1,231	74

Russel Metals, Inc.	1,744	48

	SHARES	MARKET VALUE (000S)

Stantec, Inc.	800	$52

TFI International, Inc.	1,084	124

Thomson Reuters Corp.	2,297	310

Toromont Industries Ltd.	1,250	103

Waste Connections, Inc.	522	75

Westshore Terminals Investment Corp.	2,786	66

		2,127

INFORMATION TECHNOLOGY 0.7%

Canadian Solar, Inc. (a)	526	20

Celestica, Inc. (a)	5,696	83

CGI, Inc. (a)	4,270	450

Constellation Software, Inc.	58	120

Descartes Systems Group, Inc. (a)	200	16

Lightspeed Commerce, Inc. (a)	1,768	30

Open Text Corp.	2,135	89

Shopify, Inc. ‘A’ (a)	4,044	261

		1,069

MATERIALS 0.9%

Agnico Eagle Mines Ltd.	2,800	140

Alamos Gold, Inc.’A’	1,200	14

Barrick Gold Corp.	900	15

CCL Industries, Inc. ‘B’	400	20

Eldorado Gold Corp. (a)	7,038	71

First Quantum Minerals Ltd.	4,412	104

Franco-Nevada Corp.	1,303	186

Interfor Corp. (a)	1,928	36

Methanex Corp.	2,006	83

Osisko Gold Royalties Ltd.	1,500	23

Stelco Holdings, Inc.	1,630	53

Stella-Jones, Inc.	400	21

Teck Resources Ltd. ‘B’	5,898	248

Transcontinental, Inc. ‘A’	2,773	31

West Fraser Timber Co. Ltd.	1,228	106

Wheaton Precious Metals Corp.	3,285	142

		1,293

REAL ESTATE 0.1%

Colliers International Group, Inc.	397	39

FirstService Corp.	459	71

		110

UTILITIES 0.4%

Algonquin Power & Utilities Corp.	2,255	19

Atco Ltd.	2,193	65

Canadian Utilities Ltd. ‘A	1,490	39

Emera, Inc.	2,347	97

Fortis, Inc.	2,733	118

Hydro One Ltd.	3,787	108

Northland Power, Inc.	2,036	42

Superior Plus Corp.	4,264	30

TransAlta Renewables, Inc.	2,865	25

		543

Total Canada		10,817

CHILE 0.1%

MATERIALS 0.1%

Antofagasta PLC	3,845	71

Total Chile		71

	SHARES	MARKET VALUE (000S)
DENMARK 2.5%

CONSUMER DISCRETIONARY 0.1%

GN Store Nord AS	1,087	$27

Pandora AS	890	80

		107

CONSUMER STAPLES 0.1%

Carlsberg AS ‘B’	857	137

Royal Unibrew AS	623	56

Scandinavian Tobacco Group AS ‘A’	2,528	42

		235

FINANCIALS 0.1%

Danske Bank AS	1,702	41

Jyske Bank AS (a)	200	15

Sydbank AS	1,460	68

Topdanmark AS	997	49

Tryg AS	1,927	42

		215

HEALTH CARE 1.5%

Coloplast AS ‘B’	565	71

Demant A/S (a)	1,543	65

Genmab AS (a)	173	65

Novo Nordisk AS ‘B’	12,076	1,951

		2,152

INDUSTRIALS 0.5%

AP Moller - Maersk AS	131	230

DS Norden AS	1,516	76

DSV AS	1,089	229

ISS AS	2,477	52

NKT AS (a)	245	15

Solar AS ‘B’	360	27

Vestas Wind Systems AS	4,163	111

		740

INFORMATION TECHNOLOGY 0.0%

SimCorp AS	192	20

MATERIALS 0.1%

CHR Hansen Holding AS	574	40

Novozymes AS ‘B’	1,993	93

		133

UTILITIES 0.1%

Orsted AS	832	79

Total Denmark		3,681

FINLAND 1.0%

COMMUNICATION SERVICES 0.1%

Elisa Oyj	1,658	88

CONSUMER STAPLES 0.1%

Kesko Oyj	3,912	74

ENERGY 0.1%

Neste Oyj	2,303	89

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	35

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Nordea Bank Abp	9,275	$101

Sampo Oyj ‘A’	5,335	239

		340

HEALTH CARE 0.1%

Orion Oyj ‘B’	1,816	75

INDUSTRIALS 0.2%

Cargotec Oyj ‘B’	776	43

Kone Oyj ‘B’	3,228	169

Metso Oyj	4,564	55

Wartsila Oyj Abp	5,266	59

		326

INFORMATION TECHNOLOGY 0.1%

TietoEVRY Oyj	3,796	105

MATERIALS 0.1%

Kemira Oyj	2,881	46

Outokumpu Oyj	10,617	57

Stora Enso Oyj ‘R’	5,509	64

UPM-Kymmene Oyj	3,327	99

		266

REAL ESTATE 0.0%

Citycon Oyj	5,957	38

Kojamo Oyj	2,648	25

		63

UTILITIES 0.0%

Fortum Oyj	3,446	46

Total Finland		1,472

FRANCE 8.1%

COMMUNICATION SERVICES 0.9%

Eutelsat Communications SA	8,405	55

Metropole Television SA	2,358	34

Orange SA	88,221	1,031

Publicis Groupe SA	2,096	168

Television Francaise 1	3,349	23

Ubisoft Entertainment SA (a)	470	13

		1,324

CONSUMER DISCRETIONARY 1.9%

Accor SA	913	34

Cie Generale des Etablissements Michelin SCA	3,698	109

Forvia	3,116	73

Hermes International	236	513

Kering SA	260	144

LVMH Moet Hennessy Louis Vuitton SE	946	892

Renault SA	17,633	744

SEB SA	503	52

Sodexo SA	771	85

Valeo SA	4,834	104

		2,750

CONSUMER STAPLES 0.9%

Carrefour SA	24,620	467

Casino Guichard Perrachon SA (a)	2,593	11

	SHARES	MARKET VALUE (000S)

Danone SA	3,664	$225

L’Oreal SA	886	413

Pernod Ricard SA	580	128

Remy Cointreau SA	156	25

		1,269

ENERGY 0.3%

TotalEnergies SE	7,287	419

FINANCIALS 0.9%

AXA SA	5,929	175

BNP Paribas SA	3,138	198

Edenred	1,182	79

SCOR SE	1,765	52

Societe Generale SA	28,720	747

Worldline SA (a)	1,421	52

		1,303

HEALTH CARE 0.5%

BioMerieux	444	47

EssilorLuxottica SA	843	159

Sanofi	4,436	477

Sartorius Stedim Biotech	156	39

		722

INDUSTRIALS 2.0%

Airbus SE	3,236	468

Alstom SA	3,117	93

Bouygues SA	6,781	228

Bureau Veritas SA	4,726	130

Cie de Saint-Gobain	2,786	170

Dassault Aviation SA	450	90

Elis SA	2,880	56

Legrand SA	658	65

Nexans SA	824	71

Rexel SA	9,641	238

Safran SA	2,609	409

Societe BIC SA	835	48

Thales SA	1,351	202

Vinci SA	5,237	609

		2,877

INFORMATION TECHNOLOGY 0.1%

Alten SA	357	56

Sopra Steria Group SACA	454	91

		147

MATERIALS 0.0%

Eramet SA	192	18

Vicat SA	1,203	38

		56

UTILITIES 0.6%

Engie SA	46,385	772

Veolia Environnement SA	4,797	152

		924

Total France		11,791

GERMANY 6.7%

COMMUNICATION SERVICES 0.3%

CTS Eventim AG & Co. KGaA	683	43

Deutsche Telekom AG	9,588	209

	SHARES	MARKET VALUE (000S)

Freenet AG	3,587	$90

ProSiebenSat.1 Media SE	3,970	37

Scout24 SE	710	45

Telefonica Deutschland Holding AG	24,068	68

		492

CONSUMER DISCRETIONARY 2.1%

Adidas AG	1,006	195

Bayerische Motoren Werke AG	10,675	1,313

Continental AG	4,837	366

Delivery Hero SE (a)	1,120	50

Fielmann AG	777	41

Hornbach Holding AG & Co. KGaA	626	49

Hugo Boss AG	1,663	130

Mercedes-Benz Group AG	8,548	688

Puma SE	790	48

Vitesco Technologies Group AG (a)	1,227	101

Zalando SE (a)	1,180	34

		3,015

CONSUMER STAPLES 0.1%

Beiersdorf AG	801	106

Metro AG (a)	6,704	54

Suedzucker AG	2,784	50

		210

FINANCIALS 1.2%

Allianz SE	1,390	324

Commerzbank AG	48,076	533

Deutsche Bank AG	19,246	202

Deutsche Boerse AG	1,489	275

Deutsche Pfandbriefbank AG	6,477	47

Hannover Rueck SE	463	98

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	513	193

Talanx AG	1,148	66

		1,738

HEALTH CARE 0.3%

Carl Zeiss Meditec AG	364	39

Fresenius Medical Care AG & Co. KGaA	1,070	51

Fresenius SE & Co. KGaA	1,178	33

Gerresheimer AG	513	58

Merck KGaA	622	103

Siemens Healthineers AG	1,386	78

		362

INDUSTRIALS 1.2%

Bilfinger SE	1,380	54

Deutsche Lufthansa AG	30,306	311

Deutsche Post AG	6,858	335

Duerr AG	426	14

GEA Group AG	560	23

Hapag-Lloyd AG	268	54

Hochtief AG	169	15

Kloeckner & Co. SE	3,832	41

Knorr-Bremse AG	632	48

Krones AG	698	85

MTU Aero Engines AG	355	92

Nordex SE (a)	1,239	15

Rational AG	44	32

Rheinmetall AG	179	49

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Siemens AG	3,914	$652

		1,820

INFORMATION TECHNOLOGY 0.7%

Infineon Technologies AG	3,931	162

SAP SE	6,790	928

		1,090

MATERIALS 0.5%

BASF SE	3,656	178

Covestro AG	3,372	175

HeidelbergCement AG	591	49

K&S AG	7,253	126

Salzgitter AG	2,366	86

Symrise AG	394	41

		655

REAL ESTATE 0.1%

LEG Immobilien SE	1,228	71

TAG Immobilien AG	1,737	16

Vonovia SE	1,771	35

		122

UTILITIES 0.2%

E.ON SE	12,822	164

RWE AG	3,458	151

		315

Total Germany		9,819

HONG KONG 1.9%

COMMUNICATION SERVICES 0.1%

HKBN Ltd.	41,000	22

HKT Trust & HKT Ltd.	58,000	67

PCCW Ltd.	155,295	81

		170

CONSUMER DISCRETIONARY 0.2%

Bosideng International Holdings Ltd.	104,000	44

China Education Group Holdings Ltd.	14,000	11

Chow Tai Fook Jewellery Group Ltd.	31,600	57

Galaxy Entertainment Group Ltd. (a)	7,000	44

Man Wah Holdings Ltd.	20,800	14

Melco Resorts & Entertainment Ltd. (a)	1,569	19

SJM Holdings Ltd. (a)	25,000	11

Skyworth Group Ltd.	88,000	39

		239

CONSUMER STAPLES 0.0%

Alibaba Health Information Technology Ltd. (a)	20,000	12

WH Group Ltd.	79,000	42

		54

FINANCIALS 0.5%

AIA Group Ltd.	24,200	246

Futu Holdings Ltd. (a)	803	32

Hong Kong Exchanges & Clearing Ltd.	5,900	223

Prudential PLC	13,284	188

		689

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%

Cathay Pacific Airways Ltd. (a)	58,000	$59

CK Hutchison Holdings Ltd.	27,000	165

Hutchison Port Holdings Trust	233,900	45

Jardine Matheson Holdings Ltd.	2,200	112

MTR Corp. Ltd.	25,000	115

NWS Holdings Ltd.	49,000	56

Pacific Basin Shipping Ltd.	85,000	26

Xinyi Glass Holdings Ltd.	20,000	31

		609

INFORMATION TECHNOLOGY 0.1%

Cowell e Holdings, Inc. (a)	15,000	28

Kingboard Holdings Ltd.	12,700	35

Kingboard Laminates Holdings Ltd.	28,000	26

Truly International Holdings Ltd.	146,000	17

		106

REAL ESTATE 0.5%

CK Asset Holdings Ltd.	26,000	145

Hongkong Land Holdings Ltd.	18,400	72

Hopson Development Holdings Ltd.	40,285	29

New World Development Co. Ltd.	24,000	59

Sino Land Co. Ltd.	10,000	12

Sun Hung Kai Properties Ltd.	17,000	215

Swire Pacific Ltd. ‘A’	10,500	81

Wharf Holdings Ltd.	17,000	40

Wharf Real Estate Investment Co. Ltd.	3,000	15

		668

UTILITIES 0.1%

China Gas Holdings Ltd.	10,200	12

CLP Holdings Ltd.	14,600	114

HK Electric Investments & HK Electric Investments Ltd.	35,500	21

Hong Kong & China Gas Co. Ltd.	43,972	38

Power Assets Holdings Ltd.	8,500	45

		230

Total Hong Kong		2,765

IRELAND 1.2%

CONSUMER DISCRETIONARY 0.1%

Flutter Entertainment PLC (a)	696	140

CONSUMER STAPLES 0.1%

Glanbia PLC	4,942	74

Kerry Group PLC ‘A’	1,100	107

		181

FINANCIALS 0.1%

Bank of Ireland Group PLC	8,248	79

HEALTH CARE 0.4%

Alkermes PLC (a)	855	27

ICON PLC (a)	567	142

Medtronic PLC	4,666	411

		580

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%

Allegion PLC	558	$67

Experian PLC	4,549	174

Grafton Group PLC	3,723	37

Kingspan Group PLC	746	50

Ryanair Holdings PLC (a)	835	16

Trane Technologies PLC	1,140	218

		562

MATERIALS 0.1%

CRH PLC	285	15

James Hardie Industries PLC	5,543	148

Smurfit Kappa Group PLC	1,099	37

		200

Total Ireland		1,742

ISRAEL 0.8%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd.	60,194	74

CONSUMER STAPLES 0.0%

Strauss Group Ltd. (a)	1,403	32

ENERGY 0.1%

Oil Refineries Ltd.	200,254	57

Paz Oil Co. Ltd. (a)	269	29

		86

FINANCIALS 0.2%

Bank Hapoalim BM	13,072	107

Bank Leumi Le-Israel BM	15,685	117

Harel Insurance Investments & Financial Services Ltd.	4,059	32

Israel Discount Bank Ltd. ‘A’	11,983	59

Mizrahi Tefahot Bank Ltd.	1,603	53

Plus500 Ltd.	1,562	29

		397

HEALTH CARE 0.0%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	8,524	64

INDUSTRIALS 0.1%

Danel Adir Yeoshua Ltd.	203	14

Elbit Systems Ltd.	255	53

Electra Ltd.	32	13

Scope Metals Group Ltd. (a)	623	23

		103

INFORMATION TECHNOLOGY 0.1%

Check Point Software Technologies Ltd. (a)	851	107

Monday.com Ltd. (a)	219	37

Nice Ltd. (a)	209	43

SolarEdge Technologies, Inc. (a)	97	26

		213

MATERIALS 0.1%

ICL Group Ltd.	18,772	102

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	37

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

Africa Israel Residences Ltd.	425	$20

Azrieli Group Ltd.	206	12

G City Ltd.	6,681	22

YH Dimri Construction & Development Ltd.	448	28

		82

Total Israel		1,153

ITALY 2.8%

COMMUNICATION SERVICES 0.3%

Infrastrutture Wireless Italiane SpA	4,369	58

MFE-MediaForEurope NV ‘A’	38,162	21

MFE-MediaForEurope NV ‘B’	13,391	10

Telecom Italia SpA (a)	937,197	264

		353

CONSUMER DISCRETIONARY 0.3%

Brembo SpA	3,868	57

Ferrari NV	691	226

Moncler SpA	2,021	140

		423

ENERGY 0.6%

Eni SpA	54,879	790

Saipem SpA	12,282	17

Saras SpA	30,140	38

		845

FINANCIALS 0.8%

Anima Holding SpA	9,458	35

Azimut Holding SpA	3,296	71

Banca Generali SpA	1,039	36

Banca IFIS SpA	3,612	58

Banca Mediolanum SpA	3,489	32

Banca Popolare di Sondrio SpA	12,787	53

Banco BPM SpA	26,652	124

BPER Banca	22,585	69

FinecoBank Banca Fineco SpA	4,384	59

Intesa Sanpaolo SpA	55,217	145

UniCredit SpA	16,947	394

Unipol Gruppo SpA	18,791	100

		1,176

HEALTH CARE 0.1%

Amplifon SpA	1,378	50

DiaSorin SpA	443	46

Recordati Industria Chimica e Farmaceutica SpA	1,561	75

		171

INDUSTRIALS 0.2%

Enav SpA	7,497	32

Interpump Group SpA	311	17

Iveco Group NV (a)	4,221	38

Leonardo SpA	16,536	188

Prysmian SpA	1,030	43

		318

UTILITIES 0.5%

Enel SpA	74,746	504

ERG SpA	1,795	53

	SHARES	MARKET VALUE (000S)

Iren SpA	15,567	$29

Snam SpA	18,897	99

Terna - Rete Elettrica Nazionale	12,207	104

		789

Total Italy		4,075

JAPAN 25.2%

COMMUNICATION SERVICES 1.9%

Avex, Inc.	3,300	35

Capcom Co. Ltd.	5,500	218

CyberAgent, Inc.	1,800	13

Fuji Media Holdings, Inc.	5,300	56

GungHo Online Entertainment, Inc.	1,400	28

Internet Initiative Japan, Inc.	2,700	51

Kadokawa Corp.	3,100	74

KDDI Corp.	23,200	717

Koei Tecmo Holdings Co. Ltd.	700	12

Konami Group Corp.	400	21

Nexon Co. Ltd.	2,300	44

Nintendo Co. Ltd.	8,400	383

Nippon Telegraph & Telephone Corp.	520,000	615

Nippon Television Holdings, Inc.	5,700	54

Softbank Corp.	41,000	438

Square Enix Holdings Co. Ltd.	600	28

Toho Co. Ltd.	900	34

		2,821

CONSUMER DISCRETIONARY 4.6%

Adastria Co. Ltd.	1,500	32

Aisin Corp.	4,900	151

Arata Corp.	100	3

Asics Corp.	2,200	68

ASKUL Corp.	1,100	15

Bandai Namco Holdings, Inc.	6,600	153

Bridgestone Corp.	7,900	325

Casio Computer Co. Ltd.	4,300	35

DCM Holdings Co. Ltd.	7,500	64

EDION Corp.	4,800	48

Exedy Corp.	3,300	56

Fast Retailing Co. Ltd.	900	231

Food & Life Cos., Ltd.	2,800	55

Fujitsu General Ltd.	1,100	24

Geo Holdings Corp.	700	9

Goldwin, Inc.	500	43

Haseko Corp.	3,100	38

Heiwa Corp.	700	12

HIS Co. Ltd. (a)	1,900	27

Honda Motor Co. Ltd.	20,900	633

Iida Group Holdings Co. Ltd.	3,100	52

Isetan Mitsukoshi Holdings Ltd.	16,100	164

Isuzu Motors Ltd.	18,400	223

J Front Retailing Co. Ltd.	6,000	58

JTEKT Corp.	8,400	77

K’s Holdings Corp.	6,900	60

Kohnan Shoji Co. Ltd.	2,500	61

Koito Manufacturing Co. Ltd.	1,700	31

Mazda Motor Corp.	31,500	304

McDonald’s Holdings Co. Japan Ltd.	2,900	113

Mitsubishi Motors Corp.	26,400	92

NHK Spring Co. Ltd.	5,000	37

Nikon Corp.	6,900	90

Nishimatsuya Chain Co. Ltd.	3,400	40

Nissan Motor Co. Ltd.	95,100	390

	SHARES	MARKET VALUE (000S)

Nitori Holdings Co. Ltd.	1,000	$112

NOK Corp.	4,800	70

Oriental Land Co. Ltd.	5,600	218

PAL GROUP Holdings Co. Ltd. (a)	1,200	32

Paltac Corp.	100	3

Pan Pacific International Holdings Corp.	4,900	88

Panasonic Holdings Corp.	3,500	43

Resorttrust, Inc.	900	13

Rinnai Corp.	300	7

Ryohin Keikaku Co. Ltd.	1,700	17

Saizeriya Co. Ltd.	2,100	53

Sangetsu Corp.	900	16

Sankyo Co. Ltd.	2,000	81

Sega Sammy Holdings, Inc.	3,200	69

Sekisui Chemical Co. Ltd.	3,500	51

Sekisui House Ltd.	4,900	99

Shimamura Co. Ltd.	800	76

Shimano, Inc.	500	84

Skylark Holdings Co. Ltd.	2,500	31

Stanley Electric Co. Ltd.	2,400	49

Subaru Corp.	4,400	83

Sumitomo Electric Industries Ltd.	16,200	198

Sumitomo Forestry Co. Ltd.	4,300	104

Sumitomo Rubber Industries Ltd.	7,400	72

Suzuki Motor Corp.	4,500	163

Takashimaya Co. Ltd.	4,500	63

Tokai Rika Co. Ltd.	2,600	39

Tomy Co. Ltd.	3,300	42

Toyo Tire Corp.	3,400	45

Toyoda Gosei Co. Ltd.	3,000	57

Toyota Boshoku Corp.	4,800	86

Toyota Motor Corp.	14,700	236

TS Tech Co. Ltd.	3,200	40

USS Co. Ltd.	3,200	53

Wacoal Holdings Corp.	700	14

Yamada Holdings Co. Ltd.	43,500	128

Yamaha Corp.	700	27

Yamaha Motor Co. Ltd.	2,800	80

Yokohama Rubber Co. Ltd.	700	15

Yoshinoya Holdings Co. Ltd.	2,100	37

Zensho Holdings Co. Ltd.	2,000	89

ZOZO, Inc.	1,100	23

		6,720

CONSUMER STAPLES 2.9%

Aeon Co. Ltd.	5,900	121

Ain Holdings, Inc.	100	3

Ajinomoto Co., Inc.	10,600	422

Asahi Group Holdings Ltd.	500	19

Axial Retailing, Inc.	900	23

Belc Co. Ltd.	1,000	45

Calbee, Inc.	2,200	42

Cawachi Ltd.	2,400	37

Earth Corp.	100	3

Fuji Oil Holdings, Inc.	5,400	75

H2O Retailing Corp.	1,700	17

House Foods Group, Inc.	2,100	47

Itoham Yonekyu Holdings, Inc.	8,400	42

Japan Tobacco, Inc.	30,600	670

Kagome Co. Ltd.	1,900	41

Kameda Seika Co. Ltd.	1,600	48

Kao Corp.	7,000	254

Kewpie Corp.	2,500	41

Kikkoman Corp.	700	40

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Kirin Holdings Co. Ltd.	13,000	$190

Kobe Bussan Co. Ltd.	1,800	47

Kose Corp.	100	10

Lawson, Inc.	800	35

Maruha Nichiro Corp.	2,300	39

MatsukiyoCocokara & Co.	600	34

MEIJI Holdings Co. Ltd.	5,200	116

Mitsubishi Shokuhin Co. Ltd.	2,100	54

Mitsui DM Sugar Holdings Co. Ltd.	2,900	55

Morinaga & Co. Ltd.	1,900	59

Morinaga Milk Industry Co. Ltd.	800	26

NH Foods Ltd.	3,200	87

Nichirei Corp.	700	15

Nippn Corp.	3,400	43

Nisshin Oillio Group Ltd.	1,900	45

Nisshin Seifun Group, Inc.	3,400	42

Nissin Foods Holdings Co. Ltd.	600	50

Pigeon Corp.	1,200	17

Pola Orbis Holdings, Inc.	3,400	50

Rohto Pharmaceutical Co. Ltd.	2,800	63

Sakata Seed Corp.	200	6

Seven & i Holdings Co. Ltd.	11,100	479

Shiseido Co. Ltd.	1,800	82

Sugi Holdings Co. Ltd.	200	9

Sundrug Co. Ltd.	2,200	65

Suntory Beverage & Food Ltd.	2,400	87

Toyo Suisan Kaisha Ltd.	700	32

Tsuruha Holdings, Inc.	600	45

Unicharm Corp.	3,200	119

United Super Markets Holdings, Inc.	5,200	40

Yakult Honsha Co. Ltd.	800	51

Yamazaki Baking Co. Ltd.	3,300	45

Yokorei Co. Ltd.	7,000	57

		4,184

ENERGY 0.5%

Cosmo Energy Holdings Co. Ltd.	3,300	90

ENEOS Holdings, Inc.	83,200	286

Idemitsu Kosan Co. Ltd.	6,112	123

Inpex Corp.	16,100	177

Iwatani Corp.	700	37

Japan Petroleum Exploration Co. Ltd.	600	18

		731

FINANCIALS 1.6%

Aozora Bank Ltd.	2,600	48

Daiwa Securities Group, Inc.	12,500	64

Hokuhoku Financial Group, Inc.	7,100	57

Hyakujushi Bank Ltd.	3,500	45

JAFCO Group Co. Ltd.	900	12

Japan Exchange Group, Inc.	800	14

Japan Post Bank Co. Ltd.	11,300	88

Japan Post Holdings Co. Ltd.	52,600	378

Japan Post Insurance Co. Ltd.	2,800	42

Mebuki Financial Group, Inc.	24,300	58

Mitsubishi UFJ Financial Group, Inc.	35,600	262

Mizuho Financial Group, Inc.	21,300	326

MS&AD Insurance Group Holdings, Inc.	7,000	248

Nanto Bank Ltd.	3,400	58

Nishi-Nippon Financial Holdings, Inc.	13,600	121

Resona Holdings, Inc.	13,000	62

Senshu Ikeda Holdings, Inc.	36,700	59

Seven Bank Ltd.	25,100	49

	SHARES	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.	3,400	$146

Sumitomo Mitsui Trust Holdings, Inc.	3,000	106

T&D Holdings, Inc.	1,000	15

Tokyo Century Corp.	1,000	36

Zenkoku Hosho Co. Ltd.	200	7

		2,301

HEALTH CARE 1.7%

Alfresa Holdings Corp.	3,500	52

Asahi Intecc Co. Ltd.	1,700	34

Astellas Pharma, Inc.	24,000	357

Chugai Pharmaceutical Co. Ltd.	1,900	54

Daiichi Sankyo Co. Ltd.	7,300	232

Eisai Co. Ltd.	2,500	170

Fukuda Denshi Co. Ltd.	800	26

H.U. Group Holdings, Inc.	2,100	40

Hoya Corp.	700	84

Kaken Pharmaceutical Co. Ltd.	1,800	45

M3, Inc.	800	18

Medipal Holdings Corp.	4,700	77

Nihon Kohden Corp.	800	21

Olympus Corp.	7,100	112

Ono Pharmaceutical Co. Ltd.	2,200	40

Otsuka Holdings Co. Ltd.	2,400	88

Shionogi & Co. Ltd.	900	38

Suzuken Co. Ltd.	2,000	54

Sysmex Corp.	400	27

Taisho Pharmaceutical Holdings Co. Ltd.	600	23

Takeda Pharmaceutical Co. Ltd.	23,341	733

Terumo Corp.	2,400	77

Toho Holdings Co. Ltd.	3,000	55

Tsumura & Co.	1,900	35

		2,492

INDUSTRIALS 6.4%

AGC, Inc.	3,500	126

ANA Holdings, Inc. (a)	7,300	174

Central Glass Co. Ltd.	2,200	47

COMSYS Holdings Corp.	2,400	48

Dai Nippon Printing Co. Ltd.	5,100	145

Daikin Industries Ltd.	1,100	225

DMG Mori Co. Ltd.	3,800	66

East Japan Railway Co.	5,600	311

EXEO Group, Inc.	2,600	52

FANUC Corp.	7,100	249

Fuji Electric Co. Ltd.	500	22

Fujikura Ltd.	10,600	89

Fujitec Co. Ltd.	2,200	56

Fukushima Galilei Co. Ltd. (a)	2,000	75

Furukawa Electric Co. Ltd.	800	14

Glory Ltd.	1,200	24

Hankyu Hanshin Holdings, Inc.	2,100	69

Hanwa Co. Ltd.	1,900	60

Harmonic Drive Systems, Inc.	500	16

Hazama Ando Corp.	4,500	34

Hikari Tsushin, Inc.	200	29

Hino Motors Ltd.	11,100	47

Hitachi Ltd.	12,400	771

Hitachi Zosen Corp.	8,700	58

Hoshizaki Corp.	200	7

IHI Corp.	2,400	65

ITOCHU Corp.	4,900	195

	SHARES	MARKET VALUE (000S)

Japan Airlines Co. Ltd.	8,600	$186

Japan Pulp & Paper Co. Ltd.	1,900	64

Kajima Corp.	4,400	66

Kamigumi Co. Ltd.	2,200	50

Kandenko Co. Ltd.	7,000	56

Kawasaki Heavy Industries Ltd.	5,800	148

Keihan Holdings Co. Ltd. (a)	600	16

Keio Corp.	700	22

Keisei Electric Railway Co. Ltd.	400	17

Kinden Corp.	3,400	46

Kintetsu Group Holdings Co. Ltd.	2,000	69

Kubota Corp.	2,500	37

Kurita Water Industries Ltd.	800	31

Kyushu Railway Co.	2,500	54

LIXIL Corp.	2,500	32

Marubeni Corp.	46,100	786

Meitec Corp.	1,800	31

Minebea Mitsumi, Inc.	3,100	59

MIRAIT ONE Corp.	2,900	37

Mitsubishi Corp.	4,700	227

Mitsubishi Electric Corp.	6,400	90

Mitsubishi Heavy Industries Ltd.	10,000	467

Mitsui & Co. Ltd.	5,300	201

Mitsui OSK Lines Ltd.	9,500	229

Miura Co. Ltd.	600	16

Nagase & Co. Ltd.	3,100	52

Nagoya Railroad Co. Ltd.	2,500	40

Nankai Electric Railway Co. Ltd.	2,300	51

Nippon Yusen KK	14,100	313

Nisshinbo Holdings, Inc.	7,300	61

NSK Ltd.	17,800	114

NTN Corp.	20,600	44

Obayashi Corp.	8,600	74

Outsourcing, Inc.	1,500	14

Park24 Co. Ltd. (a)	1,700	23

Penta-Ocean Construction Co. Ltd. (a)	2,800	15

Persol Holdings Co. Ltd.	2,400	43

Recruit Holdings Co. Ltd.	2,200	70

Relia, Inc.	1,400	14

Sakai Moving Service Co. Ltd.	1,400	49

Sanwa Holdings Corp.	1,100	14

Secom Co. Ltd.	1,900	129

Seino Holdings Co. Ltd.	1,000	14

Senko Group Holdings Co. Ltd.	6,000	43

SG Holdings Co. Ltd.	2,200	31

Shibaura Machine Co. Ltd.	2,100	71

Shinmaywa Industries Ltd.	4,900	46

SHO-BOND Holdings Co. Ltd.	200	8

SMC Corp.	100	56

Sohgo Security Services Co. Ltd.	9,500	54

Sojitz Corp.	6,940	154

Sotetsu Holdings, Inc.	2,400	42

Sumitomo Corp.	3,200	68

Taikisha Ltd.	2,000	57

Taisei Corp.	5,000	175

Takeuchi Manufacturing Co. Ltd.	2,300	71

TechnoPro Holdings, Inc.	1,700	37

Tobu Railway Co. Ltd.	2,700	72

Tokyu Corp.	7,400	89

Toppan, Inc.	6,800	147

Toshiba Corp.	7,600	238

TOTO Ltd.	900	27

Toyota Tsusho Corp.	4,700	235

Trancom Co. Ltd.	800	37

West Japan Railway Co.	4,400	183

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	39

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Yamato Holdings Co. Ltd.	1,500	$27

Yaskawa Electric Corp.	2,100	97

Yuasa Trading Co. Ltd.	1,900	58

		9,368

INFORMATION TECHNOLOGY 2.6%

Advantest Corp.	1,100	148

Alps Alpine Co. Ltd.	5,000	44

Azbil Corp.	700	22

BIPROGY, Inc.	1,800	44

Brother Industries Ltd.	2,400	35

Canon Marketing Japan, Inc.	2,400	60

Canon, Inc.	15,800	415

Citizen Watch Co. Ltd.	11,200	67

Daiwabo Holdings Co. Ltd.	3,000	58

Dexerials Corp.	800	18

Disco Corp.	600	95

DTS Corp.	2,300	54

FUJIFILM Holdings Corp.	3,300	197

Fujitsu Ltd.	700	91

Hamamatsu Photonics KK	1,900	93

Horiba Ltd.	100	6

Hosiden Corp.	3,500	44

Ibiden Co. Ltd.	500	28

Keyence Corp.	600	285

Konica Minolta, Inc.	17,900	62

Macnica Holdings, Inc.	2,200	91

Maxell Ltd.	3,400	38

Murata Manufacturing Co. Ltd.	2,600	149

NEC Corp.	6,100	296

NET One Systems Co. Ltd.	800	18

Nippon Electric Glass Co. Ltd.	3,500	62

Nomura Research Institute Ltd.	2,900	80

Obic Co. Ltd.	300	48

Omron Corp.	1,800	111

Otsuka Corp.	400	16

Renesas Electronics Corp. (a)	6,300	119

Ricoh Co. Ltd.	17,900	153

Sanken Electric Co. Ltd.	500	47

SCSK Corp.	1,200	19

Seiko Epson Corp.	3,200	50

Shinko Electric Industries Co. Ltd.	2,900	119

SUMCO Corp.	2,600	37

TIS, Inc.	3,000	75

Tokyo Electron Ltd.	1,900	274

Tokyo Seimitsu Co. Ltd.	200	11

Topcon Corp.	1,000	15

Toshiba TEC Corp.	200	6

Trend Micro, Inc.	400	19

Ulvac, Inc.	500	21

		3,740

MATERIALS 1.8%

Asahi Holdings, Inc.	2,400	32

Daicel Corp.	7,200	64

Dowa Holdings Co. Ltd.	200	6

FP Corp.	200	4

JFE Holdings, Inc.	22,800	326

Kaneka Corp.	1,800	50

Kansai Paint Co. Ltd.	900	13

Kobe Steel Ltd.	21,500	198

Mitsubishi Chemical Group Corp.	34,800	209

Mitsubishi Materials Corp.	2,600	47

Mitsui Chemicals, Inc.	3,500	103

	SHARES	MARKET VALUE (000S)

Nippon Light Metal Holdings Co. Ltd.	1,000	$10

Nippon Paint Holdings Co. Ltd.	2,200	18

Nippon Paper Industries Co. Ltd. ‘L’	15,500	128

Nippon Steel Corp.	27,700	580

Nissan Chemical Corp.	600	26

Nitto Denko Corp.	2,300	171

Oji Holdings Corp.	15,100	57

Shin-Etsu Chemical Co. Ltd.	1,500	50

Sumitomo Chemical Co. Ltd.	44,900	137

Sumitomo Osaka Cement Co. Ltd.	2,300	61

Taiheiyo Cement Corp.	2,600	51

Tokuyama Corp.	3,000	50

Tokyo Ohka Kogyo Co. Ltd.	900	55

Tokyo Steel Manufacturing Co. Ltd.	5,100	48

Tosoh Corp.	3,000	36

Toyo Seikan Group Holdings Ltd.	5,200	77

UACJ Corp.	1,000	19

UBE Corp.	2,600	45

		2,671

REAL ESTATE 0.1%

Daito Trust Construction Co. Ltd.	1,300	132

Relo Group, Inc.	800	11

		143

UTILITIES 1.1%

Chubu Electric Power Co., Inc.	18,800	229

Chugoku Electric Power Co., Inc.	12,500	85

Electric Power Development Co. Ltd. ‘C’	5,800	85

Hokkaido Electric Power Co., Inc.	12,100	50

Hokuriku Electric Power Co.	10,200	55

Kansai Electric Power Co., Inc.	14,700	184

Kyushu Electric Power Co., Inc.	12,700	81

Nippon Gas Co. Ltd.	800	11

Okinawa Electric Power Co., Inc.	5,200	42

Osaka Gas Co. Ltd.	7,700	118

Shikoku Electric Power Co., Inc.	7,700	53

Toho Gas Co. Ltd.	2,200	38

Tohoku Electric Power Co., Inc.	10,700	66

Tokyo Electric Power Co. Holdings, Inc. (a)	101,000	371

Tokyo Gas Co. Ltd.	10,100	220

		1,688

Total Japan		36,859

JORDAN 0.0%

HEALTH CARE 0.0%

Hikma Pharmaceuticals PLC	724	17

Total Jordan		17

LUXEMBOURG 0.4%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular SA (a)	1,146	18

RTL Group SA	1,032	41

SES SA	11,244	66

		125

	SHARES	MARKET VALUE (000S)
MATERIALS 0.3%

APERAM SA	1,222	$38

ArcelorMittal SA	14,829	405

		443

Total Luxembourg		568

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%

Sands China Ltd. (a)	6,400	22

Wynn Macau Ltd. (a)	14,400	13

		35

Total Macau		35

NETHERLANDS 4.2%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	66,462	237

Universal Music Group NV	2,780	62

VEON Ltd. ADR «(a)	2,288	0

		299

CONSUMER DISCRETIONARY 0.6%

Just Eat Takeaway.com NV (a)	1,223	19

Prosus NV	3,092	226

Stellantis NV	34,714	610

		855

CONSUMER STAPLES 0.9%

Heineken Holding NV	1,255	109

Heineken NV	1,639	169

Koninklijke Ahold Delhaize NV	30,090	1,026

		1,304

ENERGY 0.0%

Koninklijke Vopak NV	1,325	47

FINANCIALS 0.9%

ABN AMRO Bank NV	25,823	401

Aegon NV	64,901	329

ASR Nederland NV	1,031	47

Euronext NV	1,273	87

ING Groep NV	21,878	295

NN Group NV	3,253	120

		1,279

HEALTH CARE 0.1%

Qiagen NV (a)	1,510	68

INDUSTRIALS 0.5%

Arcadis NV	1,299	54

Ferrovial SE	21	1

IMCD NV	577	83

Randstad NV	2,070	109

Signify NV	5,519	155

TKH Group NV	537	27

Wolters Kluwer NV	2,386	303

		732

INFORMATION TECHNOLOGY 0.8%

ASM International NV	544	231

ASML Holding NV	790	573

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

BE Semiconductor Industries NV	1,091	$118

NXP Semiconductors NV	1,162	238

		1,160

MATERIALS 0.2%

Akzo Nobel NV	4,196	343

Total Netherlands		6,087

NEW ZEALAND 0.2%

COMMUNICATION SERVICES 0.0%

Spark New Zealand Ltd.	21,319	67

HEALTH CARE 0.0%

Fisher & Paykel Healthcare Corp. Ltd. ‘C’	3,247	49

INDUSTRIALS 0.1%

Auckland International Airport Ltd. (a)	8,998	47

Fletcher Building Ltd.	13,805	46

		93

UTILITIES 0.1%

Contact Energy Ltd.	8,318	41

Meridian Energy Ltd.	11,749	41

		82

Total New Zealand		291

NORWAY 0.9%

COMMUNICATION SERVICES 0.1%

Telenor ASA	14,817	150

CONSUMER STAPLES 0.1%

Mowi ASA	6,218	99

Orkla ASA	9,060	65

Salmar ASA	811	33

		197

ENERGY 0.3%

Aker Solutions ASA	23,575	85

Equinor ASA	14,388	419

Frontline PLC	1,139	17

		521

FINANCIALS 0.0%

Gjensidige Forsikring ASA	2,621	42

SpareBank 1 Nord Norge	2,890	26

		68

INDUSTRIALS 0.1%

Tomra Systems ASA	4,206	67

Wallenius Wilhelmsen ASA	1,403	10

		77

INFORMATION TECHNOLOGY 0.1%

Atea ASA	9,119	133

	SHARES	MARKET VALUE (000S)
MATERIALS 0.2%

Norsk Hydro ASA	11,451	$68

Yara International ASA	4,646	164

		232

Total Norway		1,378

PORTUGAL 0.4%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS SA	3,558	98

ENERGY 0.0%

Galp Energia SGPS SA	2,189	26

UTILITIES 0.3%

EDP - Energias de Portugal SA	83,420	408

REN - Redes Energeticas Nacionais SGPS SA	15,134	41

		449

Total Portugal		573

SINGAPORE 1.5%

COMMUNICATION SERVICES 0.3%

NetLink NBN Trust	55,400	35

Sea Ltd. ADR (a)	1,962	114

Singapore Telecommunications Ltd.	143,800	266

		415

CONSUMER STAPLES 0.2%

Golden Agri-Resources Ltd.	397,900	72

Wilmar International Ltd.	57,900	163

		235

ENERGY 0.0%

BW LPG Ltd.	6,977	70

FINANCIALS 0.6%

DBS Group Holdings Ltd.	15,200	355

Oversea-Chinese Banking Corp. Ltd.	24,000	218

Singapore Exchange Ltd.	2,900	21

United Overseas Bank Ltd.	13,100	272

		866

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	39,800	34

Jardine Cycle & Carriage Ltd.	3,000	78

Keppel Corp. Ltd.	14,700	73

Seatrium Ltd. (a)	279,898	26

Singapore Airlines Ltd.	24,500	130

Singapore Technologies Engineering Ltd.	25,400	69

		410

INFORMATION TECHNOLOGY 0.0%

Venture Corp. Ltd.	5,100	56

UTILITIES 0.1%

Sembcorp Industries Ltd.	46,500	198

Total Singapore		2,250

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 0.0%

FINANCIALS 0.0%

Investec PLC	3,093	$17

Total South Africa		17

SPAIN 4.2%

COMMUNICATION SERVICES 0.6%

Cellnex Telecom SA	706	28

Telefonica SA	197,314	801

		829

CONSUMER DISCRETIONARY 0.4%

Amadeus IT Group SA	1,443	110

Gestamp Automocion SA	11,527	54

Industria de Diseno Textil SA	9,640	374

		538

CONSUMER STAPLES 0.0%

Viscofan SA	1,049	72

ENERGY 0.5%

Repsol SA	53,133	773

FINANCIALS 1.6%

Banco Bilbao Vizcaya Argentaria SA	49,150	378

Banco de Sabadell SA	312,129	360

Banco Santander SA	347,149	1,285

Mapfre SA	74,650	148

Unicaja Banco SA	95,629	101

		2,272

HEALTH CARE 0.0%

Almirall SA	3,744	31

INDUSTRIALS 0.2%

ACS Actividades de Construccion y Servicios SA	3,588	126

Aena SME SA	437	71

Cia de Distribucion Integral Logista Holdings SA	2,471	67

Sacyr SA	12,407	42

		306

MATERIALS 0.0%

Acerinox SA	5,151	55

UTILITIES 0.9%

EDP Renovaveis SA	2,411	48

Enagas SA	1,762	35

Endesa SA	10,485	225

Iberdrola SA	49,868	651

Naturgy Energy Group SA	7,164	214

Redeia Corp. SA	7,812	131

		1,304

Total Spain		6,180

SWEDEN 2.3%

COMMUNICATION SERVICES 0.2%

Spotify Technology SA (a)	466	75

Tele2 AB ‘B’	8,034	66

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	41

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Telia Co. AB	101,138	$222

		363

CONSUMER DISCRETIONARY 0.3%

Autoliv, Inc.	881	75

Betsson AB ‘B’	1,712	18

Bilia AB ‘A’	2,811	29

Electrolux AB ‘B’	8,671	118

Evolution AB	809	103

Scandic Hotels Group AB	12,557	51

		394

CONSUMER STAPLES 0.3%

AAK AB	2,411	45

Axfood AB	1,688	36

Cloetta AB ‘B’	19,493	35

Essity AB ‘B’	9,893	264

		380

FINANCIALS 0.2%

Avanza Bank Holding AB	661	13

Nordnet AB publ	906	12

Svenska Handelsbanken AB ‘A’	13,396	112

Swedbank AB ‘A’	9,808	166

		303

HEALTH CARE 0.0%

Elekta AB ‘B’	1,846	14

Getinge AB ‘B’	621	11

		25

INDUSTRIALS 1.0%

AddTech AB	1,674	37

Alfa Laval AB	1,348	49

Assa Abloy AB	2,439	59

Atlas Copco AB	22,467	324

Beijer Ref AB	2,056	26

Epiroc AB ‘A’	5,047	96

Indutrade AB	2,781	63

Lifco AB ‘B’	668	15

Nibe Industrier AB ‘B’	6,024	57

Saab AB	343	19

Sandvik AB	6,317	123

Securitas AB	1,844	15

SKF AB ‘B’	6,995	122

Volvo AB ‘B’	24,088	498

		1,503

INFORMATION TECHNOLOGY 0.0%

Telefonaktiebolaget LM Ericsson ‘B’	9,940	54

MATERIALS 0.2%

Hexpol AB	2,519	27

SSAB AB ‘A’	34,804	247

		274

REAL ESTATE 0.1%

Atrium Ljungberg AB ‘B’	2,733	48

Hufvudstaden AB	3,121	37

		85

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

Orron Energy ab	40,533	$43

Total Sweden		3,424

SWITZERLAND 6.0%

COMMUNICATION SERVICES 0.2%

Swisscom AG	434	271

CONSUMER DISCRETIONARY 0.6%

Cie Financiere Richemont SA	4,114	699

Dufry AG (a)	1,030	47

Garmin Ltd.	1,188	124

		870

CONSUMER STAPLES 0.8%

Barry Callebaut AG	28	54

Chocoladefabriken Lindt & Spruengli AG	8	101

Coca-Cola HBC AG	1,474	44

Emmi AG	33	32

Nestle SA	7,998	962

		1,193

FINANCIALS 1.2%

Banque Cantonale Vaudoise	632	67

Cembra Money Bank AG	668	55

Julius Baer Group Ltd.	469	30

Partners Group Holding AG	114	107

St Galler Kantonalbank AG	78	42

Swiss Life Holding AG	280	164

Swiss Re AG	3,169	319

Valiant Holding AG	563	59

Zurich Insurance Group AG	1,830	871

		1,714

HEALTH CARE 0.8%

CRISPR Therapeutics AG (a)	414	23

Galenica AG	889	72

Novartis AG	1,936	195

Roche Holding AG	2,406	735

Sonova Holding AG	192	51

Straumann Holding AG	508	83

		1,159

INDUSTRIALS 1.2%

ABB Ltd.	10,123	398

Adecco Group AG	5,149	169

Bucher Industries AG	103	46

Daetwyler Holding AG	290	62

DKSH Holding AG	669	50

dormakaba Holding AG	121	54

Flughafen Zurich AG	230	48

Forbo Holding AG	25	36

Geberit AG	304	159

Georg Fischer AG	719	54

Kuehne & Nagel International AG	669	198

Schindler Holding AG	436	102

Schweiter Technologies AG	92	66

SGS SA	1,077	102

Siemens Energy AG (a)	879	16

Sulzer AG	932	80

	SHARES	MARKET VALUE (000S)

VAT Group AG	292	$121

		1,761

INFORMATION TECHNOLOGY 0.2%

ALSO Holding AG	118	25

Landis & Gyr Group AG	745	64

Logitech International SA	1,650	99

STMicroelectronics NV	1,751	87

Temenos AG	378	30

		305

MATERIALS 0.8%

EMS-Chemie Holding AG	53	40

Givaudan SA	45	149

Glencore PLC	115,815	657

Holcim AG	1,067	72

SIG Group AG	2,435	67

Sika AG	588	169

		1,154

REAL ESTATE 0.1%

Allreal Holding AG	241	41

PSP Swiss Property AG	695	78

Swiss Prime Site AG	1,295	112

		231

UTILITIES 0.1%

BKW AG	449	79

Total Switzerland		8,737

UNITED KINGDOM 12.8%

COMMUNICATION SERVICES 0.8%

Auto Trader Group PLC	4,493	35

BT Group PLC	191,273	298

Informa PLC	6,294	58

ITV PLC	16,430	14

Vodafone Group PLC	764,533	721

WPP PLC	2,544	27

		1,153

CONSUMER DISCRETIONARY 1.5%

B&M European Value Retail SA	21,292	151

Barratt Developments PLC	11,569	61

Berkeley Group Holdings PLC	597	30

Burberry Group PLC	5,118	138

Compass Group PLC	12,460	349

Frasers Group PLC (a)	5,103	45

Games Workshop Group PLC	782	108

Greggs PLC	1,971	64

Halfords Group PLC	8,993	25

Inchcape PLC	4,704	47

InterContinental Hotels Group PLC	1,147	79

JD Sports Fashion PLC	7,929	15

Kingfisher PLC	89,735	264

Mitchells & Butlers PLC (a)	14,173	37

Next PLC	1,745	153

Pearson PLC	18,496	194

Persimmon PLC	12,191	159

Pets at Home Group PLC	7,563	36

Taylor Wimpey PLC	96,768	126

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Whitbread PLC	697	$30

		2,111

CONSUMER STAPLES 2.8%

Associated British Foods PLC	4,709	119

Cranswick PLC	880	36

Diageo PLC	10,981	472

Imperial Brands PLC	21,551	477

J Sainsbury PLC	86,578	296

Marks & Spencer Group PLC (a)	52,723	129

Premier Foods PLC	29,918	49

Reckitt Benckiser Group PLC	5,700	429

Tate & Lyle PLC	7,145	66

Tesco PLC	119,848	378

Unilever PLC	32,536	1,694

		4,145

ENERGY 1.1%

BP PLC	201,937	1,176

Shell PLC	10,367	309

Subsea 7 SA	10,579	132

		1,617

FINANCIALS 1.3%

3i Group PLC	11,139	276

abrdn PLC	81,942	228

Admiral Group PLC	4,922	130

Aviva PLC	8,499	43

Direct Line Insurance Group PLC	46,601	81

Hargreaves Lansdown PLC	3,266	34

HSBC Holdings PLC	34,245	271

IG Group Holdings PLC	5,157	44

London Stock Exchange Group PLC	1,572	167

M&G PLC	83,854	204

Man Group PLC	20,922	58

NatWest Group PLC	52,954	162

Schroders PLC	10,723	60

Standard Chartered PLC	18,858	164

Vanquis Banking Group PLC	10,164	24

		1,946

HEALTH CARE 1.3%

AstraZeneca PLC	8,959	1,284

ConvaTec Group PLC	15,695	41

Dechra Pharmaceuticals PLC	734	34

GSK PLC	26,757	474

Smith & Nephew PLC	4,428	72

		1,905

INDUSTRIALS 2.1%

Ashtead Group PLC	2,784	193

BAE Systems PLC	43,934	518

Balfour Beatty PLC	12,375	54

Bunzl PLC	2,530	96

CNH Industrial NV	9,774	141

Diploma PLC	1,407	53

easyJet PLC	8,485	52

Ferguson PLC	1,609	254

Firstgroup PLC	37,724	70

Howden Joinery Group PLC	8,856	72

IMI PLC	4,088	85

	SHARES	MARKET VALUE (000S)

International Consolidated Airlines Group SA (a)	122,096	$252

International Distributions Services PLC	33,545	94

Intertek Group PLC	1,909	103

Morgan Sindall Group PLC	1,594	37

Pagegroup PLC	5,852	30

RELX PLC	13,955	466

Rentokil Initial PLC	23,235	182

Rolls-Royce Holdings PLC (a)	7,619	15

Rotork PLC	4,354	17

RS GROUP PLC	4,974	48

Smiths Group PLC	1,936	41

Spirax-Sarco Engineering PLC	574	76

Travis Perkins PLC	3,063	32

Weir Group PLC	3,692	82

		3,063

INFORMATION TECHNOLOGY 0.2%

Computacenter PLC	1,297	37

Halma PLC	3,005	87

Sage Group PLC	9,276	109

Spectris PLC	540	25

		258

MATERIALS 0.8%

Anglo American PLC	3,711	106

Croda International PLC	876	63

Endeavour Mining PLC	1,287	31

Johnson Matthey PLC	5,111	113

Mondi PLC	4,925	75

Rio Tinto PLC	11,968	760

		1,148

REAL ESTATE 0.0%

Grainger PLC	7,833	23

Savills PLC	2,686	29

		52

UTILITIES 0.9%

Centrica PLC	278,004	438

Drax Group PLC	10,526	78

National Grid PLC	31,055	412

Severn Trent PLC	1,500	49

SSE PLC	8,875	208

United Utilities Group PLC	9,316	114

		1,299

Total United Kingdom		18,697

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC (a)	3,672	61

HEALTH CARE 0.1%

BeiGene Ltd. (a)	2,400	33

Jazz Pharmaceuticals PLC (a)	476	59

		92

Total United States		153

Total Common Stocks (Cost $128,371)		141,282

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.8%

GERMANY 0.8%

CONSUMER DISCRETIONARY 0.5%

Schaeffler AG	5,778	$36

Volkswagen AG	4,748	638

		674

CONSUMER STAPLES 0.2%

Henkel AG & Co. KGaA	2,862	229

HEALTH CARE 0.0%

Sartorius AG	124	43

MATERIALS 0.1%

Fuchs Petrolub SE	3,119	123

STO SE & Co. KGaA	341	57

		180

Total Preferred Stocks (Cost $1,212)		1,126

REAL ESTATE INVESTMENT TRUSTS 1.4%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

Charter Hall Group	3,327	24

GPT Group	13,524	37

Stockland	15,682	42

Vicinity Ltd.	22,469	28

		131

Total Australia		131

BELGIUM 0.0%

REAL ESTATE 0.0%

Cofinimmo SA	234	18

Warehouses De Pauw CVA	1,293	35

		53

Total Belgium		53

CANADA 0.1%

REAL ESTATE 0.1%

Allied Properties Real Estate Investment Trust	1,300	21

Canadian Apartment Properties REIT	1,100	42

Dream Office Real Estate Investment Trust	1,994	20

Granite Real Estate Investment Trust	800	48

		131

Total Canada		131

FRANCE 0.0%

REAL ESTATE 0.0%

Klepierre SA	2,103	52

Total France		52

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune Real Estate Investment Trust	43,000	31

Link REIT	14,700	82

		113

Total Hong Kong		113

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	43

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
JAPAN 0.7%

REAL ESTATE 0.7%

Activia Properties, Inc.	7	$20

Advance Residence Investment Corp.	21	50

AEON REIT Investment Corp.	35	38

Daiwa House REIT Investment Corp.	20	38

Daiwa Office Investment Corp.	2	9

Daiwa Securities Living Investments Corp.	57	45

Frontier Real Estate Investment Corp.	2	7

GLP J-Reit	33	33

Hulic Reit, Inc.	27	30

Industrial & Infrastructure Fund Investment Corp.	27	28

Invincible Investment Corp.	134	53

Japan Excellent, Inc.	34	30

Japan Hotel REIT Investment Corp.	173	88

Japan Logistics Fund, Inc.	21	46

Japan Metropolitan Fund Invest	79	53

Japan Prime Realty Investment Corp.	8	19

Japan Real Estate Investment Corp.	7	27

Kenedix Office Investment Corp.	16	39

LaSalle Logiport REIT	27	28

Mori Hills REIT Investment Corp.	28	29

Mori Trust Reit, Inc.	69	35

Nippon Accommodations Fund, Inc.	3	14

Nippon Building Fund, Inc.	9	35

Nippon Prologis REIT, Inc.	20	40

Nomura Real Estate Master Fund, Inc.	35	40

	SHARES	MARKET VALUE (000S)

NTT UD REIT Investment Corp.	44	$41

Orix JREIT, Inc.	32	39

Sekisui House Reit, Inc.	71	41

United Urban Investment Corp.	43	43

		1,038

Total Japan		1,038

LUXEMBOURG 0.1%

REAL ESTATE 0.1%

Shurgard Self Storage Ltd.	1,270	58

Total Luxembourg		58

SINGAPORE 0.1%

REAL ESTATE 0.1%

CapitaLand Ascendas REIT	31,900	64

CapitaLand Integrated Commercial Trust	26,300	37

Keppel DC REIT	25,900	42

Mapletree Industrial Trust	23,335	38

		181

Total Singapore		181

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi SA	2,679	16

Total Spain		16

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

REAL ESTATE 0.2%

Assura PLC	29,579	$17

Big Yellow Group PLC	2,297	31

Great Portland Estates PLC	3,921	21

LondonMetric Property PLC	14,387	30

Segro PLC	6,220	57

Tritax Big Box REIT PLC	29,505	47

		203

Total United Kingdom		203

Total Real Estate Investment Trusts (Cost $2,387)		1,976

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		870

Total Short-Term Instruments (Cost $870)		870

Total Investments in Securities (Cost $132,840)		145,254

Total Investments 99.5% (Cost $132,840)		$145,254

Other Assets and Liabilities, net 0.5%		774

Net Assets 100.0%		$146,028

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$870	U.S. Treasury Notes 1.625% due 10/31/2026	$(887)	$870	$870

Total Repurchase Agreements						$(887)	$870	$870

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$870	$0	$0	$0	$870	$(887)	$(17)

Total Borrowings and Other Financing Transactions	$870	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$189	$0	$189
Consumer Discretionary	0	810	0	810
Consumer Staples	0	722	0	722
Energy	0	381	0	381
Financials	0	1,174	0	1,174
Health Care	0	733	0	733
Industrials	0	921	0	921
Information Technology	0	117	0	117
Materials	0	2,036	0	2,036
Real Estate	0	43	0	43
Utilities	0	476	0	476
Austria
Energy	0	61	0	61
Financials	0	44	0	44
Industrials	0	51	0	51
Materials	0	130	0	130
Real Estate	0	50	0	50
Utilities	0	35	0	35
Belgium
Communication Services	0	69	0	69
Consumer Staples	0	208	0	208
Energy	0	20	0	20
Financials	0	140	0	140
Health Care	0	82	0	82
Industrials	0	40	0	40
Information Technology	0	52	0	52
Materials	0	46	0	46
Canada
Communication Services	691	0	0	691
Consumer Discretionary	1,596	0	0	1,596
Consumer Staples	1,075	0	0	1,075
Energy	1,182	0	0	1,182
Financials	1,131	0	0	1,131
Industrials	2,127	0	0	2,127
Information Technology	1,069	0	0	1,069
Materials	1,293	0	0	1,293
Real Estate	110	0	0	110
Utilities	543	0	0	543
Chile
Materials	0	71	0	71
Denmark
Consumer Discretionary	0	107	0	107
Consumer Staples	0	235	0	235
Financials	0	215	0	215
Health Care	0	2,152	0	2,152
Industrials	0	740	0	740

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Information Technology	$0	$20	$0	$20
Materials	0	133	0	133
Utilities	0	79	0	79
Finland
Communication Services	0	88	0	88
Consumer Staples	0	74	0	74
Energy	0	89	0	89
Financials	0	340	0	340
Health Care	0	75	0	75
Industrials	0	326	0	326
Information Technology	0	105	0	105
Materials	0	266	0	266
Real Estate	0	63	0	63
Utilities	0	46	0	46
France
Communication Services	0	1,324	0	1,324
Consumer Discretionary	0	2,750	0	2,750
Consumer Staples	0	1,269	0	1,269
Energy	0	419	0	419
Financials	0	1,303	0	1,303
Health Care	0	722	0	722
Industrials	0	2,877	0	2,877
Information Technology	0	147	0	147
Materials	0	56	0	56
Utilities	0	924	0	924
Germany
Communication Services	0	492	0	492
Consumer Discretionary	0	3,015	0	3,015
Consumer Staples	0	210	0	210
Financials	0	1,738	0	1,738
Health Care	0	362	0	362
Industrials	41	1,779	0	1,820
Information Technology	0	1,090	0	1,090
Materials	0	655	0	655
Real Estate	0	122	0	122
Utilities	0	315	0	315
Hong Kong
Communication Services	0	170	0	170
Consumer Discretionary	19	220	0	239
Consumer Staples	0	54	0	54
Financials	32	657	0	689
Industrials	0	609	0	609
Information Technology	0	106	0	106
Real Estate	0	668	0	668
Utilities	0	230	0	230
Ireland
Consumer Discretionary	0	140	0	140
Consumer Staples	74	107	0	181
Financials	0	79	0	79

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	45

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Health Care	$580	$0	$0	$580
Industrials	322	240	0	562
Materials	0	200	0	200
Israel
Communication Services	0	74	0	74
Consumer Staples	0	32	0	32
Energy	0	86	0	86
Financials	29	368	0	397
Health Care	64	0	0	64
Industrials	23	80	0	103
Information Technology	170	43	0	213
Materials	0	102	0	102
Real Estate	20	62	0	82
Italy
Communication Services	0	353	0	353
Consumer Discretionary	0	423	0	423
Energy	0	845	0	845
Financials	0	1,176	0	1,176
Health Care	0	171	0	171
Industrials	0	318	0	318
Utilities	0	789	0	789
Japan
Communication Services	0	2,821	0	2,821
Consumer Discretionary	113	6,607	0	6,720
Consumer Staples	0	4,184	0	4,184
Energy	0	731	0	731
Financials	0	2,301	0	2,301
Health Care	0	2,492	0	2,492
Industrials	0	9,368	0	9,368
Information Technology	0	3,740	0	3,740
Materials	0	2,671	0	2,671
Real Estate	0	143	0	143
Utilities	0	1,688	0	1,688
Jordan
Health Care	0	17	0	17
Luxembourg
Communication Services	0	125	0	125
Materials	0	443	0	443
Macau
Consumer Discretionary	0	35	0	35
Netherlands
Communication Services	0	299	0	299
Consumer Discretionary	0	855	0	855
Consumer Staples	0	1,304	0	1,304
Energy	0	47	0	47
Financials	0	1,279	0	1,279
Health Care	68	0	0	68
Industrials	1	731	0	732
Information Technology	238	922	0	1,160
Materials	0	343	0	343
New Zealand
Communication Services	0	67	0	67
Health Care	0	49	0	49
Industrials	0	93	0	93
Utilities	0	82	0	82
Norway
Communication Services	0	150	0	150
Consumer Staples	0	197	0	197
Energy	17	504	0	521
Financials	0	68	0	68
Industrials	0	77	0	77
Information Technology	133	0	0	133
Materials	0	232	0	232
Portugal
Consumer Staples	0	98	0	98
Energy	0	26	0	26
Utilities	0	449	0	449
Singapore
Communication Services	114	301	0	415
Consumer Staples	0	235	0	235

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Energy	$0	$70	$0	$70
Financials	0	866	0	866
Industrials	0	410	0	410
Information Technology	0	56	0	56
Utilities	0	198	0	198
South Africa
Financials	17	0	0	17
Spain
Communication Services	0	829	0	829
Consumer Discretionary	0	538	0	538
Consumer Staples	0	72	0	72
Energy	0	773	0	773
Financials	0	2,272	0	2,272
Health Care	0	31	0	31
Industrials	0	306	0	306
Materials	0	55	0	55
Utilities	0	1,304	0	1,304
Sweden
Communication Services	75	288	0	363
Consumer Discretionary	75	319	0	394
Consumer Staples	0	380	0	380
Financials	0	303	0	303
Health Care	0	25	0	25
Industrials	0	1,503	0	1,503
Information Technology	0	54	0	54
Materials	0	274	0	274
Real Estate	0	85	0	85
Utilities	0	43	0	43
Switzerland
Communication Services	0	271	0	271
Consumer Discretionary	124	746	0	870
Consumer Staples	0	1,193	0	1,193
Financials	0	1,714	0	1,714
Health Care	23	1,136	0	1,159
Industrials	0	1,761	0	1,761
Information Technology	0	305	0	305
Materials	0	1,154	0	1,154
Real Estate	0	231	0	231
Utilities	0	79	0	79
United Kingdom
Communication Services	0	1,153	0	1,153
Consumer Discretionary	61	2,050	0	2,111
Consumer Staples	115	4,030	0	4,145
Energy	0	1,617	0	1,617
Financials	24	1,922	0	1,946
Health Care	0	1,905	0	1,905
Industrials	54	3,009	0	3,063
Information Technology	0	258	0	258
Materials	0	1,148	0	1,148
Real Estate	23	29	0	52
Utilities	78	1,221	0	1,299
United States
Consumer Discretionary	0	61	0	61
Health Care	59	33	0	92
Preferred Stocks
Germany
Consumer Discretionary	0	674	0	674
Consumer Staples	0	229	0	229
Health Care	0	43	0	43
Materials	0	180	0	180
Real Estate Investment Trusts
Australia
Real Estate	0	131	0	131
Belgium
Real Estate	0	53	0	53
Canada
Real Estate	131	0	0	131
France
Real Estate	0	52	0	52
Hong Kong
Real Estate	0	113	0	113

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Japan
Real Estate	$0	$1,038	$0	$1,038
Luxembourg
Real Estate	58	0	0	58
Singapore
Real Estate	0	181	0	181
Spain
Real Estate	0	16	0	16

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
United Kingdom
Real Estate	$38	$165	$0	$203
Short-Term Instruments
Repurchase Agreements	0	870	0	870

Total Investments	$13,830	$131,424	$0	$145,254

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	47

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

COMMON STOCKS 96.8%

IRELAND 0.3%

INFORMATION TECHNOLOGY 0.3%

Accenture PLC	1,266	$390

Total Ireland		390

UNITED KINGDOM 0.4%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC ‘C’ (a)	5,198	92

CONSUMER STAPLES 0.0%

Nomad Foods Ltd. (a)	26	0

ENERGY 0.1%

TechnipFMC PLC (a)	6,186	103

FINANCIALS 0.1%

Janus Henderson Group PLC	692	19

Willis Towers Watson PLC	407	96

		115

INDUSTRIALS 0.1%

Nvent Electric PLC	759	39

Pentair PLC	2,127	138

		177

MATERIALS 0.0%

Amcor PLC	5,682	57

Total United Kingdom		544

UNITED STATES 96.1%

COMMUNICATION SERVICES 4.5%

Activision Blizzard, Inc.	1,847	156

AT&T, Inc.	93,327	1,489

Cable One, Inc.	12	8

Charter Communications, Inc. (a)	213	78

Cinemark Holdings, Inc. (a)	2,342	39

Comcast Corp. ‘A’	6,883	286

Electronic Arts, Inc.	493	64

Fox Corp. ‘A’	1,074	36

Interpublic Group of Cos., Inc.	4,340	167

John Wiley & Sons, Inc.	378	13

Liberty Broadband Corp. (a)	382	31

Liberty Latin America Ltd. ‘C’ (a)	2,962	26

Liberty Media Corp.-Liberty Formula One (a)	581	44

Liberty Media Corp.-Liberty SiriusXM (a)	3,102	101

Lumen Technologies, Inc.	25,478	58

Meta Platforms, Inc. ‘A’ (a)	5,219	1,498

Netflix, Inc. (a)	752	331

New York Times Co. ‘A’	678	27

News Corp. ‘A’	3,602	70

Nexstar Media Group, Inc.	376	63

Omnicom Group, Inc.	1,750	166

Paramount Global	4,975	79

Pinterest, Inc. ‘A’ (a)	1,934	53

Scholastic Corp.	278	11

T-Mobile US, Inc. (a)	1,613	224

	SHARES	MARKET VALUE (000S)

Take-Two Interactive Software, Inc. (a)	350	$51

TEGNA, Inc.	3,227	52

Telephone & Data Systems, Inc.	3,105	26

Verizon Communications, Inc.	9,371	348

Yelp, Inc. (a)	1,411	51

		5,646

CONSUMER DISCRETIONARY 12.1%

Abercrombie & Fitch Co. (a)	2,748	104

Academy Sports & Outdoors, Inc.	953	51

Acushnet Holdings Corp.	259	14

Adient PLC (a)	2,375	91

ADT, Inc.	2,036	12

Adtalem Global Education, Inc. (a)	813	28

American Axle & Manufacturing Holdings, Inc. (a)	2,261	19

American Eagle Outfitters, Inc.	7,010	83

Aramark	618	27

Asbury Automotive Group, Inc. (a)	478	115

AutoNation, Inc. (a)	1,004	165

AutoZone, Inc. (a)	174	434

Bath & Body Works, Inc.	1,561	59

Best Buy Co., Inc.	4,919	403

Bloomin’ Brands,	1,193	32

Booking Holdings, Inc. (a)	210	567

BorgWarner, Inc.	1,706	83

Boyd Gaming Corp.	248	17

Bright Horizons Family Solutions, Inc. (a)	267	25

Brunswick Corp.	978	85

Buckle, Inc.	707	24

Burlington Stores, Inc. (a)	202	32

Carnival Corp. (a)	7,261	137

Carter’s, Inc.	1,665	121

Cheesecake Factory, Inc.	901	31

Chipotle Mexican Grill, Inc. (a)	100	214

Churchill Downs, Inc.	497	69

Coupang, Inc. (a)	2,163	38

Cracker Barrel Old Country Store, Inc.	582	54

Crocs, Inc. (a)	395	44

Dana, Inc.	3,822	65

Darden Restaurants, Inc.	628	105

Dave & Buster’s Entertainment, (a)	394	18

Deckers Outdoor Corp. (a)	235	124

Dick’s Sporting Goods,	1,065	141

Dillard’s, Inc. ‘A’	144	47

Domino’s Pizza, Inc.	466	157

DoorDash, Inc. ‘A’ (a)	1,012	77

Dorman Products, Inc. (a)	192	15

DR Horton, Inc.	545	66

eBay, Inc.	5,964	267

Etsy, Inc. (a)	565	48

Five Below, Inc. (a)	171	34

Floor & Decor Holdings, Inc. ‘A’ (a)	379	39

Foot Locker, Inc.	3,587	97

Ford Motor Co.	55,113	834

Gap, Inc.	8,287	74

General Motors Co.	22,248	858

Gentex Corp.	3,223	94

Genuine Parts Co.	416	70

Goodyear Tire & Rubber Co. (a)	7,606	104

Graham Holdings Co. ‘B’	34	19

Grand Canyon Education, Inc. (a)	429	44

	SHARES	MARKET VALUE (000S)

Group 1 Automotive, Inc.	403	$104

Guess?, Inc.	1,132	22

H&R Block, Inc.	4,041	129

Hanesbrands, Inc.	2,823	13

Harley-Davidson, Inc.	1,207	42

Hibbett, Inc.	327	12

Hilton Worldwide Holdings, Inc.	409	60

Home Depot, Inc.	2,796	869

Hyatt Hotels Corp.	111	13

International Game Technology PLC	1,635	52

Jack in the Box, Inc.	880	86

KB Home	641	33

Kohl’s Corp.	3,934	91

Kontoor Brands, Inc.	960	40

La-Z-Boy, Inc.	743	21

Las Vegas Sands Corp. (a)	3,094	179

Laureate Education, Inc.	1,069	13

Lear Corp.	989	142

Leggett & Platt, Inc.	1,616	48

Lennar Corp. ‘A’	469	59

Light & Wonder, Inc. (a)	252	17

Lithia Motors, Inc.	190	58

LKQ Corp.	423	25

Lowe’s Cos., Inc.	2,097	473

M/I Homes, Inc. (a)	442	39

Macy’s, Inc.	4,848	78

Marriott International, Inc. ‘A’	761	140

McDonald’s Corp.	3,880	1,158

MDC Holdings, Inc.	1,266	59

Meritage Homes Corp.	592	84

MGM Resorts International	569	25

Murphy USA, Inc.	838	261

Newell Brands, Inc.	734	6

NIKE, Inc. ‘B’	3,121	344

Nordstrom, Inc.	1,958	40

Norwegian Cruise Line Holdings Ltd. (a)	1,802	39

NVR, Inc. (a)	12	76

O’Reilly Automotive, Inc. (a)	455	435

ODP Corp. (a)	1,041	49

Penske Automotive Group, Inc.	718	120

Polaris, Inc.	203	25

Pool Corp.	236	88

PulteGroup, Inc.	2,187	170

PVH Corp.	628	53

Qurate Retail, Inc. (a)	15,316	15

Ralph Lauren Corp.	544	67

Red Rock Resorts, Inc. ‘A’	255	12

Ross Stores, Inc.	589	66

Royal Caribbean Cruises Ltd. (a)	424	44

Sally Beauty Holdings, Inc. (a)	3,230	40

Service Corp. International	1,324	86

Signet Jewelers Ltd.	707	46

Skechers USA, Inc. ‘A’ (a)	576	30

Sonic Automotive, Inc. ‘A’	293	14

Starbucks Corp.	2,607	258

Steven Madden Ltd.	847	28

Strategic Education, Inc.	156	11

Tapestry, Inc.	488	21

Taylor Morrison Home Corp. (a)	3,070	150

Tempur Sealy International, Inc.	1,801	72

Texas Roadhouse, Inc.	467	52

Thor Industries, Inc.	1,337	138

TJX Cos., Inc.	3,077	261

Toll Brothers, Inc.	1,243	98

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Tractor Supply Co.	440	$97

Tri Pointe Homes, Inc. (a)	3,129	103

Ulta Beauty, Inc. (a)	370	174

Urban Outfitters, Inc. (a)	2,247	74

Vail Resorts, Inc.	332	84

Valvoline, Inc.	1,250	47

VF Corp.	1,079	21

Vista Outdoor, Inc. (a)	292	8

Visteon Corp. (a)	790	113

Wendy’s Co.	5,173	112

Whirlpool Corp.	902	134

Williams-Sonoma, Inc.	990	124

Wyndham Hotels & Resorts, Inc.	479	33

Wynn Resorts Ltd.	300	32

Yum! Brands, Inc.	2,040	283

		15,413

CONSUMER STAPLES 12.0%

Albertsons Cos., Inc. ‘A’	595	13

Altria Group, Inc.	16,822	762

Andersons, Inc.	453	21

Archer-Daniels-Midland Co.	8,146	615

B&G Foods, Inc.	1,640	23

Boston Beer Co., Inc. (a)	82	25

Brown-Forman Corp.	2,327	155

Bunge Ltd.	2,693	254

Cal-Maine Foods, Inc.	1,192	54

Campbell Soup Co.	780	36

Casey’s General Stores, Inc.	618	151

Central Garden & Pet Co. (a)	321	12

Church & Dwight Co., Inc.	1,044	105

Clorox Co.	1,205	192

Coca-Cola Co.	20,377	1,227

Colgate-Palmolive Co.	4,299	331

Conagra Brands, Inc.	1,774	60

Constellation Brands, Inc. ‘A’	214	53

Costco Wholesale Corp.	553	298

Dollar General Corp.	735	125

Dollar Tree, Inc. (a)	370	53

Edgewell Personal Care Co.	1,152	48

Flowers Foods, Inc.	3,008	75

Fresh Del Monte Produce, Inc.	390	10

General Mills, Inc.	2,932	225

Herbalife Ltd. (a)	1,242	16

Hershey Co.	571	143

Hormel Foods Corp.	383	15

Ingles Markets, Inc. ‘A’	214	18

Ingredion, Inc.	771	82

J & J Snack Foods Corp.	81	13

J M Smucker Co.	497	73

Kellogg Co.	2,007	135

Keurig Dr Pepper, Inc.	1,012	32

Kimberly-Clark Corp.	2,253	311

Kraft Heinz Co.	4,957	176

Kroger Co.	10,632	500

Lamb Weston Holdings, Inc.	1,457	167

Lancaster Colony Corp.	300	60

McCormick & Co., Inc.	1,152	100

Molson Coors Beverage Co.	2,308	152

Mondelez International, Inc.	5,119	373

Monster Beverage Corp. (a)	3,240	186

National Beverage Corp. (a)	195	9

Nu Skin Enterprises, Inc. ‘A’	1,213	40

PepsiCo, Inc.	8,105	1,501

Performance Food Group Co. (a)	1,956	118

	SHARES	MARKET VALUE (000S)

Philip Morris International, Inc.	8,528	$832

Post Holdings, Inc. (a)	991	86

PriceSmart, Inc.	194	14

Procter & Gamble Co.	5,042	765

SpartanNash Co.	576	13

Sprouts Farmers Market, Inc. (a)	3,942	145

Sysco Corp.	1,876	139

Target Corp.	5,445	718

TreeHouse Foods, Inc. (a)	749	38

Tyson Foods, Inc. ‘A’	2,515	128

United Natural Foods, Inc. (a)	1,152	22

Universal Corp.	217	11

US Foods Holding Corp. (a)	2,671	118

USANA Health Sciences, Inc. (a)	204	13

Vector Group Ltd.	1,959	25

Walgreens Boots Alliance, Inc.	18,519	528

Walmart, Inc.	15,933	2,504

Weis Markets, Inc.	149	10

		15,252

ENERGY 7.5%

Antero Resources Corp. (a)	2,756	64

Archrock, Inc.	1,665	17

Baker Hughes Co.	8,900	281

ChampionX Corp.	584	18

Cheniere Energy, Inc.	719	110

Chevron Corp.	9,045	1,423

CNX Resources Corp. (a)	2,966	53

ConocoPhillips	2,677	277

CVR Energy, Inc.	1,086	33

Delek U.S. Holdings, Inc.	3,414	82

Exxon Mobil Corp.	21,373	2,292

Helmerich & Payne, Inc.	1,885	67

Hess Corp.	1,148	156

HF Sinclair Corp.	502	22

Kinder Morgan, Inc.	4,023	69

Kosmos Energy Ltd. (a)	2,258	14

Marathon Oil Corp.	10,544	243

Marathon Petroleum Corp.	10,782	1,257

Murphy Oil Corp.	2,910	111

Nabors Industries Ltd. (a)	90	8

NOV, Inc.	6,562	105

Occidental Petroleum Corp.	6,075	357

Oceaneering International, Inc. (a)	2,255	42

ONEOK, Inc.	694	43

Patterson-UTI Energy, Inc.	6,047	72

PBF Energy, Inc. ‘A’	3,189	131

Peabody Energy Corp.	1,959	42

Permian Resources Corp.	3,649	40

Phillips 66	7,650	730

Range Resources Corp.	2,305	68

Schlumberger Ltd.	3,585	176

SM Energy Co.	2,714	86

Targa Resources Corp.	1,029	78

Transocean Ltd. (a)	10,406	73

Valero Energy Corp.	7,695	903

World Kinect Corp.	1,330	28

		9,571

FINANCIALS 12.4%

Affiliated Managers Group, Inc.	629	94

Aflac, Inc.	1,610	112

Allstate Corp.	2,749	300

Ally Financial, Inc.	4,816	130

	SHARES	MARKET VALUE (000S)

American Equity Investment Life Holding Co.	1,494	$78

American Express Co.	953	166

American International Group, Inc.	9,193	529

Ameriprise Financial, Inc.	179	59

Aon PLC	756	261

Apollo Global Management, Inc.	1,471	113

Ares Management Corp.	906	87

Arthur J Gallagher & Co.	674	148

Artisan Partners Asset Management, Inc.	697	27

Assurant, Inc.	196	25

Bank of New York Mellon Corp.	5,952	265

BlackRock, Inc.	223	154

Blackstone, Inc.	1,066	99

Bread Financial Holdings, Inc.	1,449	46

Brighthouse Financial, Inc. (a)	1,603	76

Brown & Brown, Inc.	1,218	84

Capital One Financial Corp.	4,320	473

Citigroup, Inc.	32,062	1,476

CME Group, Inc.	385	71

CNO Financial Group, Inc.	2,165	51

Coinbase Global, Inc. ‘A’ (a)	562	40

Corebridge Financial, Inc.	730	13

Discover Financial Services	1,533	179

Erie Indemnity Co. ‘A’	129	27

Essent Group Ltd.	276	13

Evercore, Inc. ‘A’	616	76

FactSet Research Systems, Inc.	259	104

Federated Hermes, Inc.	1,329	48

First American Financial Corp.	435	25

First Citizens BancShares, Inc. ‘A’	36	46

Fiserv, Inc. (a)	991	125

FleetCor Technologies, Inc. (a)	209	53

Franklin Resources, Inc.	4,936	132

Genworth Financial, Inc. ‘A’ (a)	11,315	57

Global Payments, Inc.	451	44

Globe Life, Inc.	120	13

Goldman Sachs Group, Inc.	1,279	413

Hanover Insurance Group, Inc.	349	39

Hartford Financial Services Group, Inc.	281	20

Houlihan Lokey, Inc.	627	62

Interactive Brokers Group, Inc.	515	43

Intercontinental Exchange, Inc.	711	80

Invesco Ltd.	5,937	100

Jack Henry & Associates, Inc.	726	122

Jackson Financial, Inc. ‘A’	1,510	46

Jefferies Financial Group, Inc.	1,030	34

JPMorgan Chase & Co.	4,705	684

Kemper Corp.	449	22

KKR & Co., Inc.	1,329	74

Lincoln National Corp.	2,980	77

Loews Corp.	1,786	106

LPL Financial Holdings, Inc.	840	183

Markel Group, Inc. (a)	22	30

MarketAxess Holdings, Inc.	102	27

Marsh & McLennan Cos., Inc.	2,053	386

Mastercard, Inc. ‘A’	2,344	922

Mercury General Corp.	377	11

MetLife, Inc.	4,528	256

MGIC Investment Corp.	2,002	32

Moelis & Co.	535	24

Moody’s Corp.	306	106

Morgan Stanley	2,174	186

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	49

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Morningstar, Inc.	123	$24

Mr Cooper Group, Inc. (a)	356	18

MSCI, Inc.	401	188

Nasdaq, Inc.	1,167	58

Navient Corp.	3,687	69

New York Community Bancorp, Inc.	6,248	70

OneMain Holdings, Inc.	663	29

PacWest Bancorp	779	6

PayPal Holdings, Inc. (a)	1,950	130

PennyMac Financial Services, Inc.	244	17

Primerica, Inc.	168	33

Principal Financial Group, Inc.	439	33

PROG Holdings, Inc. (a)	760	24

Progressive Corp.	1,924	255

Prudential Financial, Inc.	4,460	393

Reinsurance Group of America, Inc.	126	18

RLI Corp.	222	30

S&P Global, Inc.	321	129

SEI Investments Co.	1,273	76

Selective Insurance Group, Inc.	141	14

SLM Corp.	5,008	82

State Street Corp.	597	44

Stewart Information Services Corp.	422	17

Stifel Financial Corp.	188	11

Synchrony Financial	10,131	344

T Rowe Price Group, Inc.	1,248	140

Tradeweb Markets, Inc. ‘A’	182	12

Travelers Cos., Inc.	2,558	444

Unum Group	3,864	184

Virtu Financial, Inc.	1,376	24

Visa, Inc.	4,884	1,160

Voya Financial, Inc.	394	28

Washington Federal, Inc.	398	11

Wells Fargo & Co.	35,054	1,496

Western Union Co.	2,900	34

WEX, Inc. (a)	110	20

White Mountains Insurance Group Ltd.	25	35

		15,704

HEALTH CARE 14.0%

AbbVie, Inc.	6,989	942

Acadia Healthcare Co., Inc. (a)	192	15

Agilent Technologies, Inc.	549	66

Align Technology, Inc. (a)	355	126

Alnylam Pharmaceuticals, Inc. (a)	386	73

AmerisourceBergen Corp.	672	129

Amgen, Inc.	3,813	847

AMN Healthcare Services, Inc. (a)	307	34

Baxter International, Inc.	1,596	73

Becton Dickinson & Co.	894	236

Biogen, Inc. (a)	896	255

BioMarin Pharmaceutical, Inc. (a)	640	55

Boston Scientific Corp. (a)	2,566	139

Bristol-Myers Squibb Co.	4,279	274

Bruker Corp.	678	50

Cardinal Health, Inc.	6,549	619

Chemed Corp.	126	68

Cigna Corp.	453	127

Cooper Cos., Inc.	202	77

CVS Health Corp.	16,695	1,154

Danaher Corp.	127	31

DaVita, Inc. (a)	1,672	168

Dentsply Sirona, Inc.	903	36

	SHARES	MARKET VALUE (000S)

Dexcom, Inc. (a)	1,294	$166

Elevance Health, Inc.	353	157

Eli Lilly & Co.	3,405	1,597

Encompass Health Corp.	1,826	124

Exact Sciences Corp. (a)	698	66

Gilead Sciences, Inc.	16,190	1,248

Globus Medical, Inc. ‘A’ (a)	381	23

Haemonetics Corp. (a)	500	43

HCA Healthcare, Inc.	1,115	338

Henry Schein, Inc. (a)	572	46

Hologic, Inc. (a)	704	57

Horizon Therapeutics PLC (a)	837	86

Humana, Inc.	346	155

ICU Medical, Inc. (a)	156	28

IDEXX Laboratories, Inc. (a)	365	183

Illumina, Inc. (a)	258	48

Incyte Corp. (a)	204	13

Integra LifeSciences Holdings Corp. (a)	396	16

Intuitive Surgical, Inc. (a)	599	205

Ionis Pharmaceuticals, Inc. (a)	278	11

Johnson & Johnson	5,993	992

Masimo Corp. (a)	473	78

McKesson Corp.	2,524	1,079

Merck & Co., Inc.	18,884	2,179

Mettler-Toledo International, Inc. (a)	75	98

Moderna, Inc. (a)	571	69

Neurocrine Biosciences, Inc. (a)	310	29

Organon & Co.	5,693	118

Owens & Minor, Inc. (a)	2,344	45

Patterson Cos., Inc.	2,378	79

Pediatrix Medical Group, Inc. (a)	1,219	17

Pfizer, Inc.	13,218	485

Premier, Inc. ‘A’	882	24

Quest Diagnostics, Inc.	643	90

Regeneron Pharmaceuticals, Inc. (a)	549	395

ResMed, Inc.	624	136

Royalty Pharma PLC ‘A’	1,369	42

Sarepta Therapeutics, Inc. (a)	256	29

Seagen, Inc. (a)	534	103

Select Medical Holdings Corp.	1,544	49

STERIS PLC	430	97

Stryker Corp.	558	170

Teladoc Health, Inc. (a)	1,098	28

Teleflex, Inc.	156	38

Tenet Healthcare Corp. (a)	2,821	230

United Therapeutics Corp. (a)	979	216

Universal Health Services, Inc. ‘B’	581	92

Vertex Pharmaceuticals, Inc. (a)	411	145

Viatris, Inc.	14,903	149

Waters Corp. (a)	174	46

West Pharmaceutical Services, Inc.	148	57

Zimmer Biomet Holdings, Inc.	336	49

Zoetis, Inc.	490	84

		17,741

INDUSTRIALS 13.2%

3M Co.	3,426	343

A O Smith Corp.	1,404	102

AAR Corp. (a)	420	24

ABM Industries, Inc.	971	41

Acuity Brands, Inc.	368	60

AECOM	1,193	101

	SHARES	MARKET VALUE (000S)

Aerojet Rocketdyne Holdings, Inc. (a)	1,541	$85

AGCO Corp.	653	86

Allison Transmission Holdings, Inc.	2,151	121

American Airlines Group, Inc. (a)	6,536	117

American Woodmark Corp. (a)	181	14

AMETEK, Inc.	352	57

API Group Corp. (a)	1,284	35

Apogee Enterprises, Inc.	314	15

Applied Industrial Technologies, Inc.	118	17

ArcBest Corp.	130	13

Arcosa, Inc.	485	37

Armstrong World Industries, Inc.	160	12

Automatic Data Processing, Inc.	1,733	381

Avis Budget Group, Inc. (a)	1,402	321

Boeing Co. (a)	1,036	219

Boise Cascade Co.	850	77

Booz Allen Hamilton Holding Corp.	2,305	257

Broadridge Financial Solutions, Inc.	1,167	193

Builders FirstSource, Inc. (a)	223	30

BWX Technologies, Inc.	1,277	91

CACI International, Inc. ‘A’ (a)	378	129

Carrier Global Corp.	3,194	159

Caterpillar, Inc.	2,028	499

CH Robinson Worldwide, Inc.	1,259	119

Cintas Corp.	323	161

Clean Harbors, Inc. (a)	231	38

Comfort Systems USA, Inc.	203	33

Copart, Inc. (a)	3,201	292

CoreCivic, Inc. (a)	2,980	28

CoStar Group, Inc. (a)	1,525	136

CSG Systems International, Inc.	310	16

CSX Corp.	6,382	218

Cummins, Inc.	977	240

Curtiss-Wright Corp.	353	65

Deere & Co.	457	185

Donaldson Co., Inc.	1,018	64

Dover Corp.	284	42

Eaton Corp. PLC	670	135

EMCOR Group, Inc.	106	20

Emerson Electric Co.	1,981	179

Encore Wire Corp.	365	68

Equifax, Inc.	390	92

Expeditors International of Washington, Inc.	819	99

Fastenal Co.	1,411	83

FedEx Corp.	363	90

Flowserve Corp.	566	21

Fluor Corp. (a)	2,945	87

Fortive Corp.	729	55

Fortune Brands Innovations, Inc.	215	15

Franklin Electric Co., Inc.	140	14

FTI Consulting, Inc. (a)	666	127

GATX Corp.	347	45

Generac Holdings, Inc. (a)	229	34

General Electric Co.	8,168	897

Genpact Ltd.	1,284	48

GEO Group, Inc. (a)	1,719	12

GMS, Inc. (a)	519	36

Graco, Inc.	1,368	118

Granite Construction, Inc.	657	26

Greenbrier Cos., Inc.	1,062	46

Healthcare Services Group, Inc.	2,072	31

HEICO Corp.	288	51

Hexcel Corp.	1,307	99

Hillenbrand, Inc.	301	15

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

HNI Corp.	407	$11

Honeywell International, Inc.	1,115	231

Howmet Aerospace, Inc.	2,722	135

Hub Group, Inc. ‘A’ (a)	513	41

Hubbell, Inc.	275	91

Huntington Ingalls Industries, Inc.	102	23

IDEX Corp.	522	112

Illinois Tool Works, Inc.	1,368	342

Ingersoll Rand, Inc.	1,689	110

Insperity, Inc.	287	34

ITT, Inc.	893	83

JB Hunt Transport Services, Inc.	225	41

JetBlue Airways Corp. (a)	5,248	47

Johnson Controls International PLC	1,249	85

KAR Auction Services, Inc. (a)	2,330	35

KBR, Inc.	1,091	71

Kennametal, Inc.	483	14

Knight-Swift Transportation Holdings, Inc.	669	37

L3Harris Technologies, Inc.	405	79

Landstar System, Inc.	647	125

Leidos Holdings, Inc.	570	50

Lennox International, Inc.	529	173

Lincoln Electric Holdings, Inc.	727	144

Lockheed Martin Corp.	1,670	769

ManpowerGroup, Inc.	1,023	81

Masco Corp.	1,104	63

MasTec, Inc. (a)	161	19

Masterbrand, Inc. (a)	2,581	30

Matthews International Corp.	328	14

MAXIMUS, Inc.	806	68

MDU Resources Group, Inc.	2,516	53

Moog, Inc. ‘A’	268	29

MSA Safety, Inc.	236	41

MSC Industrial Direct Co., Inc. ‘A’	1,052	100

Mueller Industries, Inc.	1,181	103

Nordson Corp.	212	53

Northrop Grumman Corp.	572	261

NOW, Inc. (a)	1,521	16

Old Dominion Freight Line, Inc.	129	48

Oshkosh Corp.	842	73

Otis Worldwide Corp.	1,637	146

Owens Corning	617	81

PACCAR, Inc.	792	66

Parker-Hannifin Corp.	239	93

Parsons Corp. (a)	266	13

Paychex, Inc.	804	90

Primoris Services Corp.	482	15

Quanta Services, Inc.	919	181

Raytheon Technologies Corp.	2,326	228

RBC Bearings, Inc. (a)	141	31

Republic Services, Inc.	345	53

Resideo Technologies, Inc. (a)	1,376	24

Robert Half International, Inc.	712	54

Rockwell Automation, Inc.	206	68

Rollins, Inc.	2,171	93

Rush Enterprises, Inc.	518	31

Ryder System, Inc.	915	78

Saia, Inc. (a)	109	37

Schneider National, Inc. ‘B’	762	22

Science Applications International Corp.	293	33

Simpson Manufacturing Co., Inc.	97	13

SkyWest, Inc. (a)	1,206	49

Snap-on, Inc.	152	44

	SHARES	MARKET VALUE (000S)

Spirit AeroSystems Holdings, Inc. ‘A’	1,500	$44

Steelcase, Inc. ‘A’	1,358	10

Stericycle, Inc. (a)	955	44

Terex Corp.	2,158	129

Textron, Inc.	368	25

Timken Co.	1,060	97

Toro Co.	1,508	153

TransDigm Group, Inc.	110	98

TriNet Group, Inc. (a)	177	17

Trinity Industries, Inc.	1,275	33

U-Haul Holding Co.	962	50

Uber Technologies, Inc. (a)	3,378	146

UFP Industries, Inc.	822	80

UniFirst Corp.	167	26

Union Pacific Corp.	2,674	547

United Airlines Holdings, Inc. (a)	721	40

United Parcel Service, Inc. ‘B’	2,196	394

United Rentals, Inc.	126	56

Univar Solutions, Inc. (a)	622	22

Valmont Industries, Inc.	41	12

Verisk Analytics, Inc.	1,004	227

Veritiv Corp.	105	13

Waste Management, Inc.	1,226	213

Watsco, Inc.	611	233

Watts Water Technologies, Inc. ‘A’	198	36

Werner Enterprises, Inc.	1,283	57

WESCO International, Inc.	1,353	242

Westinghouse Air Brake Technologies Corp.	330	36

WillScot Mobile Mini Holdings Corp. (a)	840	40

WW Grainger, Inc.	268	211

XPO, Inc. (a)	402	24

Xylem, Inc.	1,268	143

		16,792

INFORMATION TECHNOLOGY 15.4%

Akamai Technologies, Inc. (a)	294	26

Amdocs Ltd.	709	70

Amkor Technology, Inc.	1,709	51

Amphenol Corp.	907	77

Analog Devices, Inc.	838	163

Ansys, Inc. (a)	508	168

Apple, Inc.	15,323	2,972

Applied Materials, Inc.	4,140	598

Arista Networks, Inc. (a)	841	136

Arrow Electronics, Inc. (a)	1,063	152

Autodesk, Inc. (a)	1,236	253

Avnet, Inc.	1,771	89

Belden, Inc.	530	51

Bentley Systems, Inc. ‘B’	938	51

Black Knight, Inc. (a)	825	49

Broadcom, Inc.	1,160	1,006

Cadence Design Systems, Inc. (a)	455	107

CDW Corp.	586	108

Cirrus Logic, Inc. (a)	436	35

Cisco Systems, Inc.	23,899	1,237

Corning, Inc.	10,871	381

Dell Technologies, Inc. ‘C’	72	4

Dolby Laboratories, Inc. ‘A’	551	46

Dropbox, Inc. ‘A’ (a)	622	17

DXC Technology Co. (a)	2,067	55

Fair Isaac Corp. (a)	172	139

First Solar, Inc. (a)	339	64

	SHARES	MARKET VALUE (000S)

Flex Ltd. (a)	3,520	$97

Fortinet, Inc. (a)	1,226	93

Gartner, Inc. (a)	331	116

GCI Liberty, Inc. (a)	221	0

Gen Digital, Inc.	4,677	87

GoDaddy, Inc. ‘A’ (a)	830	62

Hewlett Packard Enterprise Co.	25,722	432

HP, Inc.	11,270	346

Insight Enterprises, Inc. (a)	579	85

International Business Machines Corp.	12,345	1,652

IPG Photonics Corp. (a)	109	15

Jabil, Inc.	1,718	185

Juniper Networks, Inc.	5,143	161

Keysight Technologies, Inc. (a)	603	101

KLA Corp.	488	237

Kyndryl Holdings, Inc. (a)	4,552	60

Lam Research Corp.	581	373

Manhattan Associates, Inc. (a)	348	70

Microchip Technology, Inc.	966	87

Motorola Solutions, Inc.	655	192

National Instruments Corp.	973	56

NCR Corp. (a)	1,333	34

NetApp, Inc.	421	32

NetScout Systems, Inc. (a)	1,223	38

NVIDIA Corp.	4,097	1,733

ON Semiconductor Corp. (a)	802	76

Oracle Corp.	14,763	1,758

OSI Systems, Inc. (a)	152	18

Palantir Technologies, Inc. ‘A’ (a)	5,981	92

Plexus Corp. (a)	231	23

Power Integrations, Inc.	134	13

PTC, Inc. (a)	366	52

QUALCOMM, Inc.	4,746	565

Roper Technologies, Inc.	133	64

salesforce.com, Inc. (a)	1,665	352

Sanmina Corp. (a)	1,178	71

Seagate Technology Holdings PLC	792	49

Skyworks Solutions, Inc.	468	52

Snowflake, Inc. (a)	973	171

Super Micro Computer, Inc. (a)	605	151

Synopsys, Inc. (a)	245	107

TE Connectivity Ltd.	495	69

Teledyne Technologies, Inc. (a)	212	87

Teradata Corp. (a)	1,019	54

Teradyne, Inc.	435	48

Texas Instruments, Inc.	3,825	689

TTM Technologies, Inc. (a)	798	11

Tyler Technologies, Inc. (a)	36	15

VeriSign, Inc. (a)	457	103

Vishay Intertechnology, Inc.	2,958	87

Vontier Corp.	501	16

Western Digital Corp. (a)	3,102	118

Wolfspeed, Inc. (a)	443	25

Workday, Inc. ‘A’ (a)	656	148

Xerox Holdings Corp.	3,486	52

		19,585

MATERIALS 3.5%

Air Products & Chemicals, Inc.	338	101

Alcoa Corp.	1,464	50

AptarGroup, Inc.	572	66

Arconic Corp. (a)	2,848	84

ATI, Inc. (a)	1,209	54

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	51

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Avery Dennison Corp.	474	$81

Axalta Coating Systems Ltd. (a)	2,310	76

Berry Global Group, Inc.	1,071	69

Cabot Corp.	717	48

Carpenter Technology Corp.	1,111	62

Celanese Corp.	694	80

Chemours Co.	1,306	48

Commercial Metals Co.	2,436	128

Corteva, Inc.	1,192	68

Crown Holdings, Inc.	923	80

DuPont de Nemours, Inc.	4,214	301

Eagle Materials, Inc.	272	51

Eastman Chemical Co.	328	28

FMC Corp.	332	35

Graphic Packaging Holding Co.	7,884	190

Greif, Inc. ‘A’	442	31

Huntsman Corp.	949	26

Innospec, Inc.	151	15

International Flavors & Fragrances, Inc.	196	16

International Paper Co.	2,026	64

Kaiser Aluminum Corp.	154	11

Knife River Corp. (a)	629	27

Louisiana-Pacific Corp.	848	64

LyondellBasell Industries NV ‘A’	4,435	407

Martin Marietta Materials, Inc.	144	67

Mosaic Co.	4,711	165

NewMarket Corp.	55	22

Newmont Corp.	523	22

Nucor Corp.	1,609	264

O-I Glass, Inc. (a)	3,478	74

Olin Corp.	1,361	70

PPG Industries, Inc.	1,167	173

Reliance Steel & Aluminum Co.	817	222

Royal Gold, Inc.	348	40

RPM International, Inc.	1,519	136

Schnitzer Steel Industries, Inc. ‘A’	379	11

Scotts Miracle-Gro Co.	604	38

Sealed Air Corp.	2,691	108

Sensient Technologies Corp.	328	23

Sherwin-Williams Co.	303	81

Silgan Holdings, Inc.	1,109	52

Sonoco Products Co.	1,374	81

Southern Copper Corp.	169	12

Steel Dynamics, Inc.	735	80

Stepan Co.	125	12

Sylvamo Corp.	989	40

United States Steel Corp.	2,522	63

Vulcan Materials Co.	166	37

Warrior Met Coal, Inc.	1,830	71

WestRock Co.	3,687	107

Worthington Industries, Inc.	266	19

		4,451

REAL ESTATE 0.2%

Anywhere Real Estate, Inc. (a)	4,683	31

CBRE Group, Inc. ‘A’ (a)	585	47

DigitalBridge Group, Inc.	3,410	50

Jones Lang LaSalle, Inc. (a)	118	19

Zillow Group, Inc. ‘C’ (a)	845	43

		190

UTILITIES 1.3%

AES Corp.	4,287	89

Ameren Corp.	445	36

	SHARES	MARKET VALUE (000S)

American Water Works Co., Inc.	315	$45

Atmos Energy Corp.	900	105

Avista Corp.	1,011	40

CenterPoint Energy, Inc.	1,091	32

Clearway Energy, Inc. ‘C’	874	25

Consolidated Edison, Inc.	456	41

Constellation Energy Corp.	601	55

Dominion Energy, Inc.	2,026	105

Edison International	663	46

Essential Utilities, Inc.	424	17

Evergy, Inc.	614	36

Exelon Corp.	5,994	244

Hawaiian Electric Industries, Inc.	1,094	39

National Fuel Gas Co.	910	47

New Jersey Resources Corp.	228	11

NRG Energy, Inc.	1,225	46

OGE Energy Corp.	856	31

Ormat Technologies, Inc.	374	30

PG&E Corp. (a)	3,096	53

Pinnacle West Capital Corp.	160	13

PNM Resources, Inc.	681	31

PPL Corp.	1,231	32

Public Service Enterprise Group, Inc.	626	39

Sempra Energy	438	64

Southern Co.	1,750	123

Vistra Corp.	4,792	126

Xcel Energy, Inc.	874	54

		1,655

Total United States		122,000

Total Common Stocks (Cost $106,216)		122,934

REAL ESTATE INVESTMENT TRUSTS 2.5%

UNITED STATES 2.5%

FINANCIALS 0.4%

AGNC Investment Corp.	3,503	35

Annaly Capital Mangaement, Inc.	1,802	36

Blackstone Mortgage Trust, Inc. ‘A’	1,843	38

Chimera Investment Corp.	6,719	39

Ladder Capital Corp.	1,357	15

MFA Financial, Inc.	2,666	30

New York Mortgage Trust, Inc.	947	9

PennyMac Mortgage Investment Trust	3,677	50

Redwood Trust, Inc.	1,996	13

Rithm Capital Corp.	10,017	94

Starwood Property Trust, Inc.	3,927	76

Two Harbors Investment Corp.	1,990	28

		463

REAL ESTATE 2.1%

Agree Realty Corp.	137	9

American Homes 4 Rent	1,258	45

Americold Realty Trust, Inc.	2,566	83

Apple Hospitality REIT, Inc.	4,191	63

Camden Property Trust	588	64

Corporate Office Properties Trust	1,301	31

Crown Castle, Inc.	208	24

CubeSmart	1,030	46

DiamondRock Hospitality Co.	3,444	28

Digital Realty Trust, Inc.	150	17

Elme Communities	778	13

	SHARES	MARKET VALUE (000S)

Equinix, Inc.	178	$139

Equity Commonwealth	1,500	30

Equity LifeStyle Properties, Inc.	640	43

Extra Space Storage, Inc.	464	69

First Industrial Realty Trust, Inc.	593	31

Gaming & Leisure Properties, Inc.	2,811	136

Healthcare Realty Trust, Inc.	2,358	44

Host Hotels & Resorts, Inc.	2,770	47

Invitation Homes, Inc.	3,109	107

Iron Mountain, Inc.	1,845	105

Kilroy Realty Corp.	783	24

Kite Realty Group Trust	754	17

Lamar Advertising Co. ‘A’	483	48

Life Storage, Inc.	721	96

LXP Industrial Trust	2,029	20

Macerich Co.	5,186	58

NNN REIT, Inc.	326	14

Omega Healthcare Investors, Inc.	879	27

Paramount Group, Inc.	3,727	16

Park Hotels & Resorts, Inc.	3,922	50

Physicians Realty Trust	1,489	21

Piedmont Office Realty Trust, Inc. ‘A’	1,511	11

Public Storage	343	100

Rayonier, Inc.	985	31

Realty Income Corp.	953	57

Regency Centers Corp.	511	32

RLJ Lodging Trust	4,381	45

Ryman Hospitality Properties, Inc.	419	39

SBA Communications Corp.	142	33

Service Properties Trust	3,835	33

Simon Property Group, Inc.	1,541	178

SITE Centers Corp.	2,923	39

Spirit Realty Capital, Inc.	254	10

Sun Communities, Inc.	469	61

Sunstone Hotel Investors, Inc.	4,152	42

Tanger Factory Outlet Centers, Inc.	1,260	28

UDR, Inc.	1,526	65

Veris Residential, Inc. (a)	1,741	28

VICI Properties, Inc.	5,264	165

WP Carey, Inc.	1,400	95

Xenia Hotels & Resorts, Inc.	1,885	23

		2,680

Total Real Estate Investment Trusts (Cost $3,141)		3,143

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		765

Total Short-Term Instruments (Cost $765)		765

Total Investments in Securities (Cost $110,122)		126,842

Total Investments 99.9% (Cost $110,122)		$126,842

Other Assets and Liabilities, net 0.1%		106

Net Assets 100.0%		$126,948

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.400%	06/30/2023	07/03/2023	$765	U.S. Treasury Notes 1.625% due 10/31/2026	$(781)	$765	$765

Total Repurchase Agreements						$(781)	$765	$765

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$765	$0	$0	$765	$(781)	$(16)

Total Borrowings and Other Financing Transactions	$765	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$390	$0	$0	$390
United Kingdom
Communication Services	92	0	0	92
Energy	103	0	0	103
Financials	115	0	0	115
Industrials	177	0	0	177
Materials	57	0	0	57
United States
Communication Services	5,646	0	0	5,646
Consumer Discretionary	15,413	0	0	15,413
Consumer Staples	15,252	0	0	15,252
Energy	9,571	0	0	9,571
Financials	15,704	0	0	15,704

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Health Care	$17,741	$0	$0	$17,741
Industrials	16,792	0	0	16,792
Information Technology	19,585	0	0	19,585
Materials	4,451	0	0	4,451
Real Estate	190	0	0	190
Utilities	1,655	0	0	1,655
Real Estate Investment Trusts
United States
Financials	463	0	0	463
Real Estate	2,680	0	0	2,680
Short-Term Instruments
Repurchase Agreements	0	765	0	765

Total Investments	$126,077	$765	$0	$126,842

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	53

Schedule of Investments	PIMCO RAFI ESG U.S. ETF

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 97.7%

IRELAND 0.7%

INFORMATION TECHNOLOGY 0.7%

Accenture PLC	718	$222

Total Ireland		222

UNITED KINGDOM 0.2%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC ‘C’ (a)	2,028	36

MATERIALS 0.1%

Amcor PLC	3,740	37

Total United Kingdom		73

UNITED STATES 96.8%

COMMUNICATION SERVICES 9.3%

AT&T, Inc.	41,484	662

Comcast Corp. ‘A’	10,574	439

Electronic Arts, Inc.	548	71

Lumen Technologies, Inc.	10,087	23

Meta Platforms, Inc. ‘A’ (a)	4,135	1,187

Netflix, Inc. (a)	37	16

Omnicom Group, Inc.	35	3

Paramount Global	1,736	28

T-Mobile US, Inc. (a)	180	25

Verizon Communications, Inc.	10,090	375

Walt Disney Co. (a)	2,991	267

		3,096

CONSUMER DISCRETIONARY 7.2%

Adient PLC (a)	394	15

Best Buy Co., Inc.	1,557	128

eBay, Inc.	1,501	67

Foot Locker, Inc.	541	15

Ford Motor Co.	23,983	363

Gap, Inc.	3,134	28

General Motors Co.	11,369	438

Genuine Parts Co.	223	38

Goodyear Tire & Rubber Co. (a)	2,096	29

Hasbro, Inc.	200	13

Hilton Worldwide Holdings, Inc.	180	26

Home Depot, Inc.	1,212	376

Kohl’s Corp.	1,179	27

Lear Corp.	273	39

LKQ Corp.	65	4

Lowe’s Cos., Inc.	1,045	236

Marriott International, Inc. ‘A’	328	60

Mohawk Industries, Inc. (a)	151	16

Newell Brands, Inc.	964	8

NIKE, Inc. ‘B’	1,362	150

PVH Corp.	467	40

Tapestry, Inc.	108	5

Tesla, Inc. (a)	193	50

TJX Cos., Inc.	1,682	143

Tractor Supply Co.	13	3

VF Corp.	2,062	39

Whirlpool Corp.	405	60

		2,416

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 6.9%

Archer-Daniels-Midland Co.	850	$64

Campbell Soup Co.	358	16

Church & Dwight Co., Inc.	64	6

Clorox Co.	135	22

Coca-Cola Co.	4,803	289

Colgate-Palmolive Co.	1,427	110

Conagra Brands, Inc.	636	21

Dollar General Corp.	316	54

Estee Lauder Cos., Inc. ‘A’	125	25

General Mills, Inc.	1,105	85

Hershey Co.	84	21

Ingredion, Inc.	99	11

J M Smucker Co.	215	32

Kellogg Co.	585	39

Keurig Dr Pepper, Inc.	249	8

Kimberly-Clark Corp.	736	102

Kraft Heinz Co.	1,966	70

Mondelez International, Inc.	2,238	163

Procter & Gamble Co.	4,825	732

Sysco Corp.	1,085	81

Target Corp.	1,633	215

Tyson Foods, Inc. ‘A’	923	47

US Foods Holding Corp. (a)	85	4

Walgreens Boots Alliance, Inc.	2,824	80

		2,297

FINANCIALS 15.5%

Aflac, Inc.	1,421	99

Allstate Corp.	867	94

American Express Co.	991	173

Ameriprise Financial, Inc.	241	80

Bank of America Corp.	20,850	598

Bank of New York Mellon Corp.	3,112	139

BlackRock, Inc.	183	126

Bread Financial Holdings, Inc.	355	11

Citigroup, Inc.	16,342	752

Equitable Holdings, Inc.	1,283	35

Fidelity National Information Services, Inc.	1,216	66

Fifth Third Bancorp	383	10

Fiserv, Inc. (a)	326	41

Goldman Sachs Group, Inc.	379	122

Hartford Financial Services Group, Inc.	853	61

JPMorgan Chase & Co.	6,403	931

Lincoln National Corp.	1,614	42

Marsh & McLennan Cos., Inc.	117	22

Mastercard, Inc. ‘A’	464	182

MetLife, Inc.	2,098	119

Moody’s Corp.	74	26

PayPal Holdings, Inc. (a)	911	61

Principal Financial Group, Inc.	548	42

Progressive Corp.	270	36

Prudential Financial, Inc.	1,687	149

S&P Global, Inc.	229	92

State Street Corp.	911	67

Visa, Inc.	1,172	278

Wells Fargo & Co.	16,160	690

Western Union Co.	1,676	20

		5,164

	SHARES	MARKET VALUE (000S)
HEALTH CARE 18.3%

Abbott Laboratories	2,295	$250

AbbVie, Inc.	1,217	164

Agilent Technologies, Inc.	294	35

AmerisourceBergen Corp.	238	46

Baxter International, Inc.	817	37

Becton Dickinson & Co.	367	97

Biogen, Inc. (a)	494	141

Boston Scientific Corp. (a)	1,475	80

Bristol-Myers Squibb Co.	5,377	344

Cardinal Health, Inc.	1,225	116

Cigna Corp.	1,040	292

CVS Health Corp.	6,274	434

DaVita, Inc. (a)	374	37

Edwards Lifesciences Corp. (a)	315	30

Elevance Health, Inc.	676	300

Eli Lilly & Co.	447	210

Gilead Sciences, Inc.	3,005	232

Henry Schein, Inc. (a)	162	13

Hologic, Inc. (a)	39	3

Humana, Inc.	200	89

Illumina, Inc. (a)	125	23

Intuitive Surgical, Inc. (a)	89	30

Johnson & Johnson	5,980	990

Laboratory Corp. of America Holdings	175	42

McKesson Corp.	294	126

Merck & Co., Inc.	5,323	614

Pfizer, Inc.	15,009	550

Quest Diagnostics, Inc.	375	53

Regeneron Pharmaceuticals, Inc. (a)	60	43

Stryker Corp.	143	44

UnitedHealth Group, Inc.	1,227	590

Universal Health Services, Inc. ‘B’	89	14

Viatris, Inc.	1,718	17

Waters Corp. (a)	93	25

		6,111

INDUSTRIALS 5.0%

3M Co.	2,248	225

AGCO Corp.	25	3

Automatic Data Processing, Inc.	437	96

Carrier Global Corp.	1,478	73

Cummins, Inc.	617	151

Deere & Co.	278	113

Dover Corp.	225	33

FedEx Corp.	607	151

Fortune Brands Innovations, Inc.	110	8

Illinois Tool Works, Inc.	420	105

Johnson Controls International PLC	1,819	124

ManpowerGroup, Inc.	462	37

Masterbrand, Inc. (a)	100	1

Otis Worldwide Corp.	135	12

Owens Corning	438	57

Paychex, Inc.	132	15

Republic Services, Inc.	261	40

Rockwell Automation, Inc.	102	34

Stanley Black & Decker, Inc.	386	36

United Parcel Service, Inc. ‘B’	841	151

United Rentals, Inc.	105	47

Waste Management, Inc.	572	99

WW Grainger, Inc.	72	57

		1,668

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 30.8%

Adobe, Inc. (a)	425	$208

Advanced Micro Devices, Inc. (a)	403	46

Akamai Technologies, Inc. (a)	248	22

Amdocs Ltd.	304	30

Analog Devices, Inc.	210	41

Apple, Inc.	9,980	1,936

Applied Materials, Inc.	1,660	240

Arrow Electronics, Inc. (a)	354	51

Avnet, Inc.	811	41

Broadcom, Inc.	353	306

Cadence Design Systems, Inc. (a)	161	38

CDW Corp.	181	33

Cisco Systems, Inc.	16,859	872

Cognizant Technology Solutions Corp. ‘A’	1,523	100

Corning, Inc.	1,510	53

Dell Technologies, Inc. ‘C’	291	16

DXC Technology Co. (a)	1,335	36

Flex Ltd. (a)	1,373	38

Gen Digital, Inc.	1,854	34

Hewlett Packard Enterprise Co.	11,802	198

HP, Inc.	5,077	156

Intel Corp.	35,173	1,176

International Business Machines Corp.	3,584	480

Juniper Networks, Inc.	1,578	50

KLA Corp.	46	22

Lam Research Corp.	210	135

Marvell Technology, Inc.	337	20

Micron Technology, Inc.	3,911	247

Microsoft Corp.	5,827	1,984

Motorola Solutions, Inc.	158	46

NetApp, Inc.	856	65

ON Semiconductor Corp. (a)	439	42

Oracle Corp.	4,191	499

QUALCOMM, Inc.	3,077	366

	SHARES	MARKET VALUE (000S)

salesforce.com, Inc. (a)	347	$73

Seagate Technology Holdings PLC	1,176	73

Synopsys, Inc. (a)	25	11

TE Connectivity Ltd.	595	83

Teradyne, Inc.	45	5

Texas Instruments, Inc.	1,394	251

VMware, Inc. (a)	424	61

Western Digital Corp. (a)	2,372	90

Xerox Holdings Corp.	2,163	32

		10,306

MATERIALS 3.3%

Air Products & Chemicals, Inc.	120	36

Ball Corp.	318	18

CF Industries Holdings, Inc.	217	15

Dow, Inc.	2,541	135

DuPont de Nemours, Inc.	2,628	188

Eastman Chemical Co.	510	43

Ecolab, Inc.	454	85

International Flavors & Fragrances, Inc.	190	15

International Paper Co.	1,871	59

Linde PLC	575	219

Mosaic Co.	754	26

Newmont Corp.	2,228	95

Packaging Corp. of America	201	27

PPG Industries, Inc.	625	93

Sherwin-Williams Co.	153	41

WestRock Co.	793	23

		1,118

REAL ESTATE 0.2%

CBRE Group, Inc. ‘A’ (a)	573	46

Jones Lang LaSalle, Inc. (a)	211	33

		79

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%

American Water Works Co., Inc.	264	$38

Edison International	885	61

		99

Total United States		32,354

Total Common Stocks (Cost $31,613)		32,649

REAL ESTATE INVESTMENT TRUSTS 1.7%

UNITED STATES 1.7%

REAL ESTATE 1.7%

American Tower Corp.	200	39

AvalonBay Communities, Inc.	160	30

Crown Castle, Inc.	408	46

Equinix, Inc.	54	42

Equity Residential	499	33

Essex Property Trust, Inc.	76	18

Healthpeak Properties, Inc.	1,014	20

Host Hotels & Resorts, Inc.	2,391	40

Iron Mountain, Inc.	793	45

Mid-America Apartment Communities, Inc.	25	4

Prologis, Inc.	304	37

Ventas, Inc.	1,154	55

Welltower, Inc.	958	78

Weyerhaeuser Co.	2,382	80

		567

Total Real Estate Investment Trusts (Cost $611)		567

Total Investments in Securities (Cost $32,224)		33,216

Total Investments 99.4% (Cost $32,224)		$33,216

Other Assets and Liabilities, net 0.6%		203

Net Assets 100.0%		$33,419

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$222	$0	$0	$222
United Kingdom
Communication Services	36	0	0	36
Materials	37	0	0	37
United States
Communication Services	3,096	0	0	3,096
Consumer Discretionary	2,416	0	0	2,416
Consumer Staples	2,297	0	0	2,297
Financials	5,164	0	0	5,164

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Health Care	$6,111	$0	$0	$6,111
Industrials	1,668	0	0	1,668
Information Technology	10,306	0	0	10,306
Materials	1,118	0	0	1,118
Real Estate	79	0	0	79
Utilities	99	0	0	99
Real Estate Investment Trusts
United States
Real Estate	567	0	0	567

Total Investments	$33,216	$0	$0	$33,216

There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. Prior to August 12, 2022, Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) served as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Taxes  A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales

56	PIMCO EQUITY SERIES

June 30, 2023

of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden

ANNUAL REPORT	|	JUNE 30, 2023	57

Notes to Financial Statements	(Cont.)

associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business days after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Funds or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

58	PIMCO EQUITY SERIES

June 30, 2023

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot

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Notes to Financial Statements	(Cont.)

ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the

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intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2023 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$72	$90	$(154)	$0	$0	$8	$1	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,189	3,369	(4,558)	0	0	0	3	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	25	283	(308)	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

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The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Small Fund	X	X	X	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Environmental, Social and Governance Investing	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value particularly during times of market stress.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested.

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Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally- cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange- traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/ or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Environmental, Social and Governance Investing Risk  is the risk that, because the Underlying Index may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Index Provider or any judgment exercised by the Index Provider in constructing the Underlying Index will reflect the opinions of any particular investor.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases,

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Notes to Financial Statements	(Cont.)

pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Additionally, to the extent a Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/ or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

66	PIMCO EQUITY SERIES

June 30, 2023

most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

ANNUAL REPORT	|	JUNE 30, 2023	67

Notes to Financial Statements	(Cont.)

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2023 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2023, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of June 30, 2023, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$46	$20	$6	$72

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	4	7	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	3	5	8	16

PIMCO RAFI ESG U.S. ETF	0	1	2	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2023, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$6

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	7

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	8

PIMCO RAFI ESG U.S. ETF	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

68	PIMCO EQUITY SERIES

June 30, 2023

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$74,933	$60,348

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	39,481	30,699

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	51,304	50,822

PIMCO RAFI ESG U.S. ETF	0	0	5,040	7,328

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

ANNUAL REPORT	|	JUNE 30, 2023	69

Notes to Financial Statements	(Cont.)

14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2023, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$6,747	$6,514

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	39,716	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	25,934	3,678

PIMCO RAFI ESG U.S. ETF	8,471	4,130

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions which were executed in kind while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,530	$0	$(3,254)	$0	$(3,341)	$0	$0	$(4,065)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	2,369	0	11,814	0	(14,397)	0	0	(214)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	637	0	16,689	0	(21,466)	0	0	(4,140)

PIMCO RAFI ESG U.S. ETF	163	0	720	0	(2,246)	0	0	(1,363)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on passive foreign investment companies (PFICs), and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2022 through June 30, 2023 and Ordinary losses realized during the period January 1, 2023 through June 30, 2023 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

70	PIMCO EQUITY SERIES

June 30, 2023

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$3,115	$226

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	10,111	4,286

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	16,556	4,910

PIMCO RAFI ESG U.S. ETF	1,558	688

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$92,398	$7,583	$(10,712)	$(3,129)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	133,437	17,118	(5,301)	11,817

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	110,153	20,115	(3,426)	16,689

PIMCO RAFI ESG U.S. ETF	32,496	3,106	(2,385)	721

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on and passive foreign investment companies (PFICs), and return of capital distributions from underlying funds.

For the fiscal years ended June 30, 2023 and June 30, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2023			June 30, 2022

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,819	$2,423	$0	$16,013	$19,600	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	3,254	0	0	2,872	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	2,406	0	0	1,311	0	0

PIMCO RAFI ESG U.S. ETF	651	0	0	411	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	JUNE 30, 2023	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAFI Dynamic Multi- Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF (four of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2023

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

72	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

JSC	Joint Stock Company	SP - ADR	Sponsored American Depositary Receipt

ANNUAL REPORT	|	JUNE 30, 2023	73

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

Foreign Taxes.  The Funds have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†	Foreign Source Income (000s)†	Foreign Taxes Pass Through (000s)†

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.00%	72.23%	$0	$0	$0	$4,379	$519

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.00%	100.00%	0	0	1	5,171	548

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	100.00%	100.00%	0	0	3	0	0

PIMCO RAFI ESG U.S. ETF	100.00%	100.00%	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.00%

PIMCO RAFI ESG U.S. ETF	0.00%

74	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2023	$0.1100	$0.0000	$0.0000	$0.1100

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2023	$0.1800	$0.0000	$0.0000	$0.1800

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2023	$0.2100	$0.0000	$0.0000	$0.2100

PIMCO RAFI ESG U.S. ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2023	$0.1500	$0.0000	$0.0000	$0.1500

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	JUNE 30, 2023	75

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

76	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Closed-End Funds and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	|	JUNE 30, 2023	77

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2023.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

78	PIMCO EQUITY SERIES

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2023	79

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 7-8, 2023, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2022. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2023.

80	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

State Street Financial Center

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

State Street Bank & Trust Co.

State Street Financial Center

One Congress Street, Suite 1

Boston, MA 02114-2016

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3004AR_063023

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2023	$ 676,757
	June 30, 2022	$ 638,989

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2023	$ —
	June 30, 2022	$ —

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2023	$ 93,875
	June 30, 2022	$ 89,600

(d)	Fiscal Year Ended	All Other Fees(2)
	June 30, 2023	$ —
	June 30, 2022	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2023	June 30, 2022
PIMCO Equity Series Trust	$93,875	$89,600
Pacific Investment Management Company LLC (“PIMCO”)	29,289,017	9,618,697

Totals	$29,382,892	$9,708,297

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy (Chair)

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 30, 2023

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	August 30, 2023